Execution Version 6002802639.21 $85,000,000 CREDIT FACILITY CREDIT AGREEMENT Dated as of October 19, 2026 by and among ALTI GLOBAL, INC., a Delaware corporation, as Ultimate Parent, each other Holding Company party hereto, ALTI GLOBAL HOLDINGS, LLC, a Delaware limited liability company, as the Borrower, DIAMETER FINANCE ADMINISTRATION LLC, as Administrative Agent for all Lenders, and THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO, as Lenders

i 6002802639.21 TABLE OF CONTENTS ARTICLE I DEFINITIONS ......................................................................................................................... 1 1.1 Defined Terms .................................................................................................................... 1 1.2 Other Interpretive Provisions ............................................................................................ 49 1.3 Accounting Terms and Principles ..................................................................................... 50 1.4 Payments ........................................................................................................................... 51 1.5 Limited Condition Acquisitions ........................................................................................ 51 1.6 Pro Forma Calculations .................................................................................................... 52 1.7 Rates ................................................................................................................................. 53 1.8 Basket Amounts and Application of Multiple Relevant Provisions ................................. 53 ARTICLE II THE CREDITS ...................................................................................................................... 55 2.1 Amounts and Terms of Commitments .............................................................................. 55 2.2 Evidence of Loans; Notes ................................................................................................. 60 2.3 Interest .............................................................................................................................. 60 2.4 Loan Accounts; Register ................................................................................................... 61 2.5 Procedure for Revolving Credit Borrowing and DDTL Borrowing ................................. 62 2.6 Conversion and Continuation Elections ............................................................................ 62 2.7 Optional Prepayments and Reductions in Commitments ................................................. 63 2.8 Mandatory Prepayments of Loans and Commitment Reductions .................................... 65 2.9 Administrative Agent’s Fees............................................................................................. 69 2.10 Payments by the Borrower ................................................................................................ 70 2.11 Payments by the Lenders to Administrative Agent; Settlement ....................................... 71 2.12 Benchmark Replacement Setting ...................................................................................... 74 ARTICLE III CONDITIONS PRECEDENT ............................................................................................. 76 3.1 Conditions of Initial Loans ............................................................................................... 76 3.2 Conditions to Certain Subsequent Borrowings ................................................................. 77 3.3 Conditions to Delayed Draw Term Loans ........................................................................ 78 ARTICLE IV REPRESENTATIONS AND WARRANTIES .................................................................... 79 4.1 Corporate Existence and Power ........................................................................................ 79 4.2 Corporate Authorization; No Contravention..................................................................... 80 4.3 Governmental Authorization ............................................................................................ 80 4.4 Binding Effect ................................................................................................................... 80 4.5 Litigation ........................................................................................................................... 80 4.6 No Default......................................................................................................................... 81 4.7 ERISA Compliance ........................................................................................................... 81 4.8 Use of Proceeds; Margin Regulations ............................................................................... 81 4.9 Ownership of Property; Liens ........................................................................................... 81 4.10 Taxes ................................................................................................................................. 81 4.11 Financial Condition ........................................................................................................... 82 4.12 Environmental Matters ..................................................................................................... 82 4.13 Regulated Entities ............................................................................................................. 82 4.14 Solvency............................................................................................................................ 82 4.15 Labor Relations ................................................................................................................. 83

4.16	Intellectual Property	83
4.17	Information Security; Data Privacy	83
4.18	Ventures, Subsidiaries and Affiliates; Outstanding Equity Interests	83
4.19	Jurisdiction of Organization; Chief Executive Office	84
4.20	Full Disclosure	84
4.21	Sanctions, Export Controls; Anti-Money Laundering; Anti-Corruption	84

ARTICLE V AFFIRMATIVE COVENANTS 85

5.1	Financial Statements	85
5.2	Certificates; Other Information	86
5.3	Notices	87
5.4	Preservation of Corporate Existence, Etc.	88
5.5	Maintenance of Property	88
5.6	Insurance	88
5.7	Payment of Tax Obligations	89
5.8	Compliance with Laws	89
5.9	Inspection of Property and Books and Records	89
5.10	Use of Proceeds	89
5.11	[Reserved].	89
5.12	[Reserved].	89
5.13	Further Assurances.	90
5.14	Environmental Matters	92
5.15	Designation of Subsidiaries	92
5.16	Quarterly Lender Calls	92
5.17	Post-Closing Obligations	93
5.18	Deposit Accounts; Control Agreements	93

ARTICLE VI NEGATIVE COVENANTS 93

6.1	Limitation on Liens	93
6.2	Asset Sales	97
6.3	Consolidations and Mergers	100
6.4	Loans and Investments	100
6.5	Limitation on Indebtedness	103
6.6	Transactions with Affiliates	109
6.7	Certain Payments and Other Agreements	110
6.8	Dividends	110
6.9	Change in Business: Permitted Activities of Holding Companies	112
6.10	Changes to Organizational Documents	113
6.11	Changes in Accounting, Name and Jurisdiction of Organization	113
6.12	Limitation on Payments of Certain Indebtedness	113
6.13	Amendments to Certain Indebtedness	115
6.14	No Negative Pledges	115
6.15	Sanctions; USA Patriot Act; Anti-Corruption Laws	116

ARTICLE VII FINANCIAL COVENANTS 117

7.1	Total Net Leverage Ratio	117
7.2	Equity Cure	117

ii

6002802639.21

iii 6002802639.21 ARTICLE VIII EVENTS OF DEFAULT ................................................................................................ 117 8.1 Event of Default .............................................................................................................. 117 8.2 Remedies ......................................................................................................................... 120 8.3 Rights Not Exclusive ...................................................................................................... 120 ARTICLE IX ADMINISTRATIVE AGENT ........................................................................................... 120 9.1 Appointment and Duties ................................................................................................. 120 9.2 Binding Effect ................................................................................................................. 121 9.3 Use of Discretion ............................................................................................................ 122 9.4 Delegation of Rights and Duties ..................................................................................... 122 9.5 Reliance and Liability ..................................................................................................... 122 9.6 Administrative Agent ...................................................................................................... 124 9.7 Lender Credit Decision ................................................................................................... 124 9.8 Expenses; Indemnities; Withholding .............................................................................. 124 9.9 Resignation of Administrative Agent ............................................................................. 125 9.10 Release of Collateral or Guarantors ................................................................................ 126 9.11 Additional Secured Parties .............................................................................................. 127 9.12 Lead Arrangers ............................................................................................................... 127 9.13 Credit Bid ........................................................................................................................ 127 9.14 Certain ERISA Matters ................................................................................................... 128 9.15 Intercreditor Agreements ................................................................................................ 129 9.16 Erroneous Payments ....................................................................................................... 130 ARTICLE X MISCELLANEOUS............................................................................................................ 131 10.1 Amendments and Waivers .............................................................................................. 131 10.2 Notices ............................................................................................................................ 136 10.3 Electronic Transmissions ................................................................................................ 137 10.4 No Waiver; Cumulative Remedies ................................................................................. 138 10.5 Costs and Expenses ......................................................................................................... 138 10.6 Indemnity ........................................................................................................................ 139 10.7 Marshaling; Payments Set Aside .................................................................................... 140 10.8 Successors and Assigns .................................................................................................. 140 10.9 Binding Effect; Assignments and Participations ............................................................ 140 10.10 Non-Public Information; Confidentiality ........................................................................ 145 10.11 Set-off; Sharing of Payments .......................................................................................... 148 10.12 Counterparts; Facsimile Signature .................................................................................. 148 10.13 Severability; Captions; Independence of Provisions ...................................................... 149 10.14 Interpretation ................................................................................................................... 149 10.15 No Third Parties Benefited ............................................................................................. 149 10.16 Governing Law and Jurisdiction ..................................................................................... 149 10.17 Waiver of Jury Trial ........................................................................................................ 150 10.18 Entire Agreement; Release; Survival .............................................................................. 150 10.19 USA Patriot Act .............................................................................................................. 151 10.20 Replacement of Lender ................................................................................................... 151 10.21 Joint and Several ............................................................................................................. 152 10.22 Creditor-Debtor Relationship.......................................................................................... 152 10.23 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ............... 152 10.24 Acknowledgement Regarding Any Supported QFCs ..................................................... 153

iv 6002802639.21 ARTICLE XI TAXES, YIELD PROTECTION AND ILLEGALITY ..................................................... 153 11.1 Taxes ............................................................................................................................... 153 11.2 Illegality .......................................................................................................................... 157 11.3 Increased Costs and Reduction of Return ....................................................................... 157 11.4 Funding Losses ............................................................................................................... 158 11.5 Inability to Determine Rates ........................................................................................... 159 11.6 [Reserved] ....................................................................................................................... 159 11.7 Certificates of Lenders .................................................................................................... 159

v 6002802639.21 SCHEDULES Schedule 2.1(a) Initial Term Loan Commitments and DDTL Commitments Schedule 2.1(b) Revolving Loan Commitments Schedule M Foreign Subsidiaries Guarantors Schedule 4.5 Litigation Schedule 4.8 Margin Stock Schedule 4.9 Real Estate Schedule 4.12 Environmental Schedule 4.15 Labor Relations Schedule 4.18 Ventures, Subsidiaries and Affiliates; Outstanding Equity Interests Schedule 4.19 Jurisdiction of Organization; Chief Executive Office Schedule 5.17 Post-Closing Obligations Schedule 6.1 Liens Schedule 6.4 Investments Schedule 6.5 Indebtedness Schedule 6.6 Transactions with Affiliates Schedule 10.2 Notices EXHIBITS Exhibit 1.1(a) Form of Assignment Exhibit 1.1(b) Form of Notice of Borrowing Exhibit 1.1(c) Form of Note Exhibit 1.1(d) Form of Solvency Certificate Exhibit 1.1(e) Form of Secured Swap Provider Designation Notice Exhibit 2.6 Form of Notice of Conversion/Continuation Exhibit 3.1 Closing Checklist Exhibit 5.2(b) Form of Compliance Certificate Exhibit 5.13(g) German and Swiss Guarantor Accession Conditions Precedent Exhibit 6.4(b) Form of Intercompany Note Exhibit 11.1(g)-1 Form of U.S. Tax Compliance Certificate (Foreign Lenders that are not Partnerships) Exhibit 11.1(g)-2 Form of U.S. Tax Compliance Certificate (Foreign Participants that are not Partnerships) Exhibit 11.1(g)-3 Form of U.S. Tax Compliance Certificate (Foreign Participants that are Partnerships) Exhibit 11.1(g)-4 Form of U.S. Tax Compliance Certificate (Foreign Lenders that are Partnerships)

1 6002802639.21 CREDIT AGREEMENT This CREDIT AGREEMENT (this “Agreement”) is entered into as of October 19, 2026, by and among ALTI GLOBAL, INC., a Delaware corporation (the “Ultimate Parent”), ALTI GLOBAL CAPITAL, LLC, a Delaware limited liability company (“Holdings”), each other Holding Company (as defined below) party hereto from time to time, ALTI GLOBAL HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), and DIAMETER FINANCE ADMINISTRATION LLC, as Administrative Agent for the several financial institutions from time to time party to this Agreement (collectively, the “Lenders” and individually each a “Lender”), as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time. W I T N E S S E T H: WHEREAS, the Borrower has requested, and the Lenders have agreed to make available to the Borrower, a revolving credit facility, a term loan facility and a delayed draw term loan facility upon and subject to the terms and conditions set forth in this Agreement to provide for working capital and for general corporate purposes not otherwise prohibited hereunder; WHEREAS, the Borrower desires to secure all of the Obligations under the Loan Documents by granting to Administrative Agent, for the benefit of the Secured Parties, a security interest in and lien upon substantially all of its Property (other than Excluded Property); WHEREAS, Ultimate Parent and each other Holding Company are willing to guaranty all of the Obligations and to pledge to Administrative Agent, for the benefit of the Secured Parties, all of the Equity Interests of each Holding Company (other than the Equity Interests of Ultimate Parent) and the Borrower, as applicable, and substantially all of its other Property (other than Excluded Property) to secure the Obligations; and WHEREAS, subject to the terms hereof, each Restricted Subsidiary of the Ultimate Parent (other than the Excluded Subsidiaries) is willing to guaranty all of the Obligations and grant to Administrative Agent, for the benefit of the Secured Parties, a security interest in and lien upon substantially all of its Property (other than Excluded Property) to secure the Obligations. NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows: ARTICLE I DEFINITIONS 1.1 Defined Terms. The following terms have the following meanings: “Acquired Business” means any Person or assets acquired by Ultimate Parent or any Restricted Subsidiary of Ultimate Parent in any Permitted Acquisition or other Investment permitted by this Agreement, together with any Subsidiary of any such Person. “Acquired EBITDA” means, with respect to any Acquired Business or Converted Restricted Subsidiary for any period, the amount of Consolidated EBITDA for such period attributable to such Acquired Business or Converted Restricted Subsidiary, determined on a basis consistent with the definition of Consolidated EBITDA as if references therein to Ultimate Parent and its Restricted Subsidiaries were references to such Acquired Business or Converted Restricted Subsidiary and its subsidiaries or the

2 6002802639.21 acquired assets, business, division, line of business, advisory team or book of business, as applicable, that become owned by, or included in, Ultimate Parent and its Restricted Subsidiaries; provided that Acquired EBITDA shall be calculated without duplication and shall exclude all Excluded Economics. “Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of more than fifty percent (50%) of the Equity Interests of any Person or otherwise causing any Person to become a Subsidiary of the Borrower, (c) a merger or consolidation or any other combination with another Person or (d) the coordinated hiring of a group or team of individuals consisting of more than five (5) people. “Acquisition Consideration” has the meaning assigned to such term in the definition of “Permitted Acquisition”. “Adjusted Term SOFR” means, for the purpose of any calculation, the rate per annum equal to Term SOFR for such calculation; provided that, if Adjusted Term SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor. “Administrative Agent” means Diameter Finance Administration LLC, in its capacity as administrative agent for the Lenders hereunder and as collateral agent for the Secured Parties, and any successor administrative agent or collateral agent in accordance with this Agreement. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affected Lender” as defined in Section 10.20. “Affected SPV/Participant” as defined in Section 10.20. “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person; provided, however, that no Secured Party shall be an Affiliate of any Credit Party or of any Subsidiary of any Credit Party solely by reason of the provisions of the Loan Documents. For purposes of this definition, “control” means the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. “Aggregate DDTL Commitment” means the combined DDTL Commitments of the Lenders, which is in the amount of $32,000,000 as of the Closing Date, as such amount may be reduced from time to time pursuant to this Agreement. The Aggregate DDTL Commitment shall be reduced by the aggregate amount of DDTLs funded by DDTL Lenders. “Aggregate Excess Funding Amount” as defined in Section 2.11(e)(iv). “Aggregate Incremental Term Loan Commitment” means the combined Incremental Term Loan Commitments of the Lenders. “Aggregate Revolving Loan Commitment” means the combined Revolving Loan Commitments of the Lenders, which shall initially be in the amount of $25,000,000, as such amount may be adjusted as permitted by this Agreement.

3 6002802639.21 “Aggregate Term Loan Commitment” means the combined Term Loan Commitments (including, for the avoidance of doubt, DDTL Commitments) of the Lenders, which shall initially be in the amount of $60,000,000, as such amount may be adjusted as permitted by this Agreement. “Agreement” as defined in the preamble hereto. “AHYDO Catch-Up Payment” means any payment required to be made pursuant to any debt obligations in an amount not to exceed the minimum amount necessary to ensure that the applicable Indebtedness thereunder is not treated as an “applicable high yield discount obligation” within the meaning of Section 163(i) of the Code. “All-In Yield” has the meaning specified in Section 2.1(e)(iii). “Anti-Corruption Laws” as defined in Section 4.21(c). “Anti-Money Laundering Laws” has the meaning specified in Section 4.21(b). “Applicable Intercreditor Agreement” means a “pari passu” or “junior lien” intercreditor agreement, as the context may require, among Administrative Agent, the Credit Parties and one or more Senior Representatives for holders of secured Incremental Equivalent Debt, in each case, permitted under this Agreement or any Permitted Refinancing thereof, in form and substance reasonably satisfactory to the Administrative Agent, the KLIM Representative and the Borrower. “Applicable Margin” means (i) if a Base Rate Loan, 4.25% per annum and (ii) if a SOFR Loan, 5.25% per annum. “Approved Fund” means, with respect to any Lender, any Person (other than a natural Person) that (a) (i) is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business or (ii) temporarily warehouses loans for any Lender or any Person described in clause (i) above and (b) is advised or managed by (i) such Lender, (ii) any Affiliate of such Lender or (iii) any Person (other than an individual) or any Affiliate of any Person (other than an individual) that administers or manages such Lender. “Asset Sale” means (a) any conveyance, sale, lease, sublease, license, collateral assignment, transfer or other disposition (including by way of merger, amalgamation or consolidation) of any Property by Ultimate Parent or any of its Restricted Subsidiaries and (b) any issuance or sale of any Equity Interests of any Restricted Subsidiary of Ultimate Parent (other than issuances of common Equity Interests by a wholly owned Restricted Subsidiary of a Credit Party to a Credit Party). “Assignment” means an assignment agreement entered into by a Lender, as assignor, and any Person, as assignee, substantially in the form of Exhibit 1.1(a) or any other form approved by the Administrative Agent. “ATC” means Alti Global Capital, LLC, a Delaware limited liability company. “ATL” means ALTI Global Topco Limited, an Isle of Man company. “ATH” means Alti Global Holdco, Inc., a Delaware corporation. “Attorney Costs” means and includes all reasonable and documented out-of-pocket fees and disbursements of (a) one firm of external counsel, (b) to the extent necessary, one firm of local external

4 6002802639.21 counsel in each relevant jurisdiction, (c) one firm of regulatory counsel if reasonably required and (d) solely in the event of a conflict of interest, one additional counsel (and, if necessary, one additional local counsel in each relevant jurisdiction and one additional regulatory counsel) to each group (which may be a single Person) of similarly situated affected Persons. “Availability” means, as of any date of determination, the amount by which (a) the Maximum Revolving Loan Balance exceeds (b) the aggregate outstanding principal balance of Revolving Loans. “Available Amount” means, at any date of determination (the applicable “Available Amount Reference Date”), an amount equal to, without duplication: (x) the sum (but not less than zero) of: (i) the greater of (A) $1,925,000 and (B) 5% of Consolidated EBITDA as of the most recently ended Test Period; plus (ii) the aggregate amount of Excess Cash Flow (which amount shall not be less than zero) for all Fiscal Years of the Borrower completed after the Closing Date (commencing with the Fiscal Year ending December 31, 2027) and prior to the Available Amount Reference Date with respect to which a certification of Excess Cash Flow set forth on Exhibit 5.2(b) has been delivered to Administrative Agent in an amount equal to (x) the applicable amount not required to be used to prepay the Loans pursuant to Section 2.8(e) (calculated without giving effect to Section 2.8(h)), minus, (y) without duplication, any voluntary prepayments or repayments of Loans or other Indebtedness that reduced the amount of the required prepayment pursuant to Section 2.8(e); provided that, for purposes of calculating the amount of Excess Cash Flow included in this clause (ii), Consolidated EBITDA shall be calculated without giving pro forma effect to any Acquired EBITDA for any portion of the applicable Fiscal Year occurring prior to the date on which the related Acquired Business was actually acquired by Ultimate Parent or any of its Restricted Subsidiaries; plus (iii) the aggregate amount of cash equity contributions made to the Borrower after the Closing Date and prior to the Available Amount Reference Date from proceeds received by Ultimate Parent from (A) cash equity contributions made to Ultimate Parent by Persons that are not a Holding Company, the Borrower, any other Credit Party or any other Subsidiary of Ultimate Parent or (B) Net Issuance Proceeds from the issuance of Equity Interests of Ultimate Parent, other than Disqualified Stock, to Persons that are not a Holding Company, the Borrower, any other Credit Party or any other Subsidiary of Ultimate Parent, in each case, to the extent such proceeds are received in cash by the Borrower and are Not Otherwise Applied; provided that this clause (iii) shall exclude (1) any proceeds in respect of Disqualified Stock, (2) any contribution or proceeds utilized in connection with a Specified Equity Contribution, (3) any contribution or proceeds included in the Available Equity Amount and (4) any proceeds, dividends, distributions, returns, repayments, transfers, intercompany advances or other amounts generated by, received from, attributable to, or otherwise funded with cash or assets of any Holding Company, the Borrower, any other Credit Party or any other Subsidiary of Ultimate Parent, except, in the case of this clause (4), to the extent funded solely with proceeds described in clause (A) or (B) above; plus (iv) the aggregate amount of Net Proceeds received by the Borrower or any other Credit Party after the Closing Date and prior to the Available Amount Reference Date from any Asset Sale of, or other cash returns, dividends, interest, distributions, returns of principal, profits on sale, repayments, income and similar amounts actually received in cash or Cash Equivalents by the Borrower or any other Credit Party in respect of, any Investment made using the Available Amount pursuant to Section 6.4(l); provided that (1) such Net Proceeds and other amounts are not included or includable in Consolidated EBITDA, (2) such Net Proceeds are not required to be used to prepay the Obligations, (3) no amount shall be included pursuant to

5 6002802639.21 this clause (iv) in excess of the original amount of the Available Amount used for such Investment and (4) this clause (iv) shall include, without duplication, any such Net Proceeds and other amounts received in respect of minority investments originally made using the Available Amount; plus (v) the aggregate amount of Declined Proceeds retained by the Borrower after the Closing Date through and including the Available Amount Reference Date, to the extent not applied to repay or prepay any Indebtedness; minus: (y) the aggregate amount of (1) Investments made pursuant to Section 6.4(l), (2) Dividends made pursuant to Section 6.8(g), and (3) Restricted Debt Payments made pursuant to Section 6.12(g), in each case, after the Closing Date and on or prior to the Available Amount Reference Date, without taking account of the intended usage of the Available Amount on such Available Amount Reference Date. For purposes of this definition and the definition of Available Equity Amount, “Not Otherwise Applied” means, with respect to any amount proposed to be included in the Available Amount and Available Equity Amount, as applicable, that such amount has not previously been, and is not concurrently being, applied for any purpose under this Agreement that would result in such amount being counted more than once in determining availability under one or more baskets or exceptions, including the Available Equity Amount or Available Amount, as applicable, or being used to reduce any mandatory prepayment obligation; provided that such amount may be included in the Available Amount and applied to the Investment, Dividend or Restricted Debt Payment for which availability under the Available Amount is then being determined. “Available Equity Amount” means, at any date of determination (the applicable “Available Equity Amount Reference Date”), an amount equal to, without duplication: (x) the cumulative amount of cash equity contributions or Net Issuance Proceeds of issuance of Equity Interests (other than Disqualified Stock and Specified Equity Contribution and Net Issuance Proceeds included in clause (x)(iii) of the definition of Available Amount) received by the Borrower after the Closing Date and prior to the Available Amount Reference Date from proceeds received by Ultimate Parent after the Closing Date from (A) cash equity contributions made to Ultimate Parent by Persons that are not Ultimate Parent, Holdings, the Borrower, any Holding Company, any other Credit Party or any Subsidiary of Ultimate Parent, or (B) Net Issuance Proceeds from the issuance of Equity Interests of Ultimate Parent, other than Disqualified Stock, to Persons that are not Ultimate Parent, Holdings, the Borrower, any Holding Company, any other Credit Party or any Subsidiary of Ultimate Parent, in each case, to the extent such proceeds are Not Otherwise Applied; minus (y) the aggregate amount of (i) to the extent funded with the Available Equity Amount in accordance with the definition of Permitted Acquisition, Investments made pursuant to Section 6.4(k) and (ii) Investments made pursuant to Section 6.4(v) after the Closing Date and on or prior to the Available Equity Amount Reference Date. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and

6 6002802639.21 not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.12(d). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means: (a) in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 BRRD, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time; (b) in relation to any state other than such EEA Member Country and the United Kingdom, any analogous law or regulation from time to time which requires contractual recognition of any Write-Down and Conversion Powers contained in that law or regulation; and (c) in relation to the United Kingdom, the UK Bail-In Legislation. “Bankruptcy Code” means the Federal Bankruptcy Reform Act of 1978. “Base Rate” means, for any day, a rate per annum equal to the highest of (a) the rate last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent), (b) the sum of one half of one percent (0.50%) per annum and the Federal Funds Rate, and (c) the sum of (x) Adjusted Term SOFR for a one-month tenor in effect on such day (but for the avoidance of doubt, not less than the Floor), plus (y) 1.00%. Any change in the Base Rate due to a change in any of the foregoing shall be effective on the effective date of such change in the “bank prime loan” rate, the Federal Funds Rate or Adjusted Term SOFR for an Interest Period of one month. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. “Base Rate Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.12(a). “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (a) Daily Simple SOFR; or (b) the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment.

7 6002802639.21 If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then- current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar- denominated syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate”, the definition of “Business Day”, the definition of “U.S. Government Securities Business Day”, the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 11.4 and other technical, administrative or operational matters) that the Administrative Agent decides (in consultation with the Borrower) may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent (in consultation with the Borrower) decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means a date and time determined by the Administrative Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness shall be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event

8 6002802639.21 or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.12 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.12. “Beneficial Ownership Certification” means, to the extent required by the Beneficial Ownership Regulation, a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. §1010.230 “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

9 6002802639.21 “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Bona Fide Debt Fund” means any bona fide debt fund, investment vehicle, regulated banking entity or non-regulated lending entity (each a “Lending Entity”) that is primarily engaged in making, purchasing, holding or otherwise investing in commercial loans or bonds and/or similar extensions of credit in the ordinary course of business and, with respect to which no Person described in clause (i)(x) of the definition of “Disqualified Institution” is an Affiliate of such Lending Entity, which such Affiliate makes investment decisions or otherwise has the power to cause the direction of such Lending Entity’s investment decisions. “Borrower” has the meaning given to such term in the preamble hereto. “Borrower Materials” as defined in Section 10.10(a)(i). “Borrowing” means a borrowing hereunder consisting of Loans made to or for the benefit of the Borrower on the same day by the Lenders pursuant to Article II. “Business Day” means any day that is not a Saturday, Sunday or a day on which banks are required or authorized to close in New York City. “Capital Adequacy Regulation” means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any Lender or of any corporation controlling a Lender. “Capital Expenditures” means, for any period, an amount equal to the aggregate of all expenditures of Ultimate Parent, the Borrower and the Restricted Subsidiaries for the period of measurement which are or are required to be capitalized under GAAP, less, in each case, to the extent otherwise included: (i) Net Proceeds from Asset Sales, (ii) expenditures financed with cash proceeds from Equity Interests issuances or capital contributions, (iii) expenditures financed with cash insurance proceeds and condemnation awards received on account of any Event of Loss to the extent any such amounts are reinvested in productive assets, (iv) that portion of the consideration for a Target in a Permitted Acquisition or other Acquisition permitted hereunder, (v) capital expenditures financed with cash proceeds of indemnity payments or third party reimbursements received by a Credit Party or that are contractually required to be reimbursed by a third party (provided that if such expenditure is not so reimbursed in the period provided for such contractual obligation, such expenditure shall, at such time, be included in the calculation of Capital Expenditures); (vi) the trade-in amount of existing equipment solely to the extent that the gross amount of the purchase price of equipment acquired substantially contemporaneously therewith is reduced by such trade-in amount; and

10 6002802639.21 (vii) the purchase price of equipment purchased during such period to the extent that the consideration therefor consists of the proceeds of a concurrent sale of used or surplus equipment. “Capital Lease” means, with respect to any Person, any lease of, or other arrangement conveying the right to use, any Property by such Person as lessee that has been or should be accounted for as a capital lease on a balance sheet of such Person prepared in accordance with GAAP. “Capital Lease Obligations” of any Person means, subject to Section 1.3, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital lease obligations (and not, for the avoidance of doubt, as operating lease obligations) on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Cash Equivalents” means (a) any readily-marketable securities (i) issued by, or directly, unconditionally and fully guaranteed or insured by the United States federal government or (ii) issued by any agency of the United States federal government the obligations of which are fully backed by the full faith and credit of the United States federal government, (b) any readily-marketable direct obligations issued by any other agency of the United States federal government, any state of the United States or any political subdivision of any such state or any public instrumentality thereof, in each case having a rating of at least “A-1” from S&P or at least “P-1” from Moody’s, (c) any commercial paper rated at least “A-1” by S&P or “P-1” by Moody’s and issued by any Person organized under the laws of any state of the United States, (d) any Dollar-denominated time deposit, insured certificate of deposit, overnight bank deposit or bankers’ acceptance issued or accepted by (i) any Lender or (ii) any commercial bank that is (A) organized under the laws of the United States, any state thereof or the District of Columbia, (B) “adequately capitalized” (as defined in the regulations of its primary federal banking regulators) and (C) has Tier 1 capital (as defined in such regulations) in excess of $250,000,000 and (e) shares of any United States money market fund that (i) has substantially all of its assets invested continuously in the types of investments referred to in clause (a), (b), (c) or (d) above with maturities as set forth in the proviso below, (ii) has net assets in excess of $500,000,000 and (iii) has obtained from either S&P or Moody’s the highest rating obtainable for money market funds in the United States; provided, however, that the maturities of all obligations specified in any of clauses (a), (b), (c) or (d) above shall not exceed 365 days. In the case of Investments by any Foreign Subsidiary or Investments made in a country outside the United States, Cash Equivalents shall also include (i) Investments of the type and maturity described in clauses (a) through (d) above of foreign obligors, which Investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (ii) other short-term investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in investments analogous to the foregoing investments in clauses (a) through (d) and in this paragraph. “Centre of Main Interests” means the “centre of main interests” as such term is used in Article 3(1) of the EU Insolvency Regulation. “CFC” means any direct or indirect Subsidiary of Borrower that is a “controlled foreign corporation” as defined in Section 957 of the Code. “Change of Control” means (a) Holdings shall at any time cease to own, beneficially and of record, directly or indirectly, one hundred percent (100%) (on a fully diluted basis) of the issued and outstanding Equity Interests of the Borrower, (b) Ultimate Parent shall at any time cease to own, directly or indirectly, seventy-two and one-half (72.5%) (on a fully diluted basis) of the issued and outstanding Equity Interests

11 6002802639.21 of each Holding Company other than Ultimate Parent, (c) the Borrower shall at any time cease to own, beneficially and of record, directly or indirectly, one hundred percent (100%) (on a fully diluted basis) of the issued and outstanding Equity Interests of each Restricted Subsidiary of the Borrower other than as a result of a transaction expressly permitted under this Agreement, (d) any "person" or "group" (including within the meaning of Section 13(d) or 14(d) of the Exchange Act and the rules and regulations thereunder) is or shall at any time become the "beneficial owner", directly or indirectly, of 35% or more of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Ultimate Parent or any direct or indirect parent thereof entitled to vote for the election of directors of Ultimate Parent or such parent, as applicable, (e) a "Change of Control" (as defined in the Tax Receivable Agreement as in effect on the Closing Date) has occurred, or (f) a "change of control," "change in control" or similar event (howsoever denominated) shall have occurred under any Incremental Equivalent Debt, any Subordinated Indebtedness, or any other Indebtedness of the Credit Parties or their Restricted Subsidiaries, in each case, having an aggregate outstanding principal amount in excess of $5,000,000 or any Permitted Refinancing of any of the foregoing. “Class” (a) when used with respect to Lenders, refers to whether such Lenders have a Loan or Commitment with respect to a particular “class” (as described in clauses (b) or (c) of this definition) of Loans or Commitments, (b) when used with respect to Commitments, refers to whether such Commitments are Revolving Loan Commitments, Extended Revolving Loan Commitments, Term Loan Commitments, Incremental Term Loan Commitments, Extended Term Loan Commitments or DDTL Commitments and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Revolving Loans, Extended Revolving Loans, Term Loans, Incremental Term Loans, Extended Term Loans, in each case, under this Agreement as originally in effect or amended pursuant to Section 2.1(e) or 10.1, of which such Loans, Borrowing or Commitments shall be a part. Revolving Loan Commitments, Extended Revolving Loan Commitments, Term Loan Commitments, Incremental Term Loan Commitments, Extended Term Loan Commitments and DDTL Commitments (and in each case, the Loans made pursuant to such Commitments) that have different terms and conditions shall be construed to be in different Classes. Notwithstanding the foregoing, (a) Commitments (and in each case, the Loans made pursuant to such Commitments), including any Incremental Term Loan Commitments intended to be fungible with any existing Term Loan Commitments, that have identical terms and conditions shall be construed to be in the same Class and (b) the DDTLs and the Term Loans funded on the Closing Date shall, upon the funding thereof, be construed to be in the same Class. “Closing Date” means October 19, 2026. “Code” means the Internal Revenue Code of 1986, as amended. “Collateral” means all Property and interests in Property and proceeds thereof (wherever located) now owned or hereafter acquired or created by any Credit Party, and any other Person who has granted a Lien to Administrative Agent, in or upon which a Lien is granted, purported to be granted, or now or hereafter exists in favor of Administrative Agent for the benefit of the Secured Parties, under any Loan Document; provided, that the Collateral shall not include any Excluded Property for so long as it constitutes such, provided that upon any Property ceasing to constitute Excluded Property, it shall automatically, without further action, constitute Collateral under the Loan Documents. “Collateral Documents” means, collectively, the Guaranty and Security Agreement, each UK Security Document, each German Security Document, each Swiss Security Document and all other security agreements, including intellectual property security agreements, guaranties and other similar agreements, and all amendments, restatements, modifications or supplements thereof or thereto, by or between any one or more of any Credit Party or any other Person pledging or granting (or purporting to pledge or grant) a lien on Collateral or guarantying or purporting to guaranty the payment and/or performance of the

12 6002802639.21 Obligations, and Administrative Agent for the benefit of the Secured Parties, whether now or hereafter delivered to Administrative Agent pursuant to or in connection with the transactions contemplated hereby, and all financing statements (or comparable documents now or hereafter filed in accordance with the UCC or comparable law) against any such Person as debtor in favor of Administrative Agent for the benefit of the Secured Parties, as secured party, as any of the foregoing may be amended, restated, amended and restated, supplemented and/or otherwise modified from time to time. “Commitment” means, for each Lender, the sum of its Revolving Loan Commitment and Term Loan Commitment (including any DDTL Commitment and/or Incremental Term Loan Commitment). “Commitment Percentage” means, as to any Lender, the percentage equivalent of such Lender’s Revolving Loan Commitment, Term Loan Commitment, DDTL Commitment or Incremental Term Loan Commitment of a Class divided by the Aggregate Revolving Loan Commitment, Aggregate Term Loan Commitment, Aggregate DDTL Commitment or Aggregate Incremental Term Loan Commitment of such Class, as applicable; provided that (a) after the initial Term Loans have been funded, Commitment Percentages shall be determined for the Term Loans by reference to the outstanding principal balances thereof as of any date of determination rather than the Commitments therefor, (b) after any Incremental Term Loans of a Class have been funded, Commitment Percentages shall be determined for the Incremental Term Loans of such Class by reference to the outstanding principal balances thereof as of any date of determination rather than the Commitments therefor and (c) with respect to DDTL Lenders and DDTL Commitments, the Commitment Percentage shall be the DDTL Commitment Percentage; provided, further, that following acceleration of the Loans, such term means, as to any Lender, the percentage equivalent of the principal amount of the Loans held by such Lender, divided by the aggregate principal amount of the Loans held by all Lenders. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.). “Company Fund” means any investment fund, investment vehicle, special purpose vehicle, managed account, client account or other similar arrangement for which and for so long as the Borrower or any of its Subsidiaries (or External Strategic Manager) serves as general partner, managing member, investment manager, investment adviser, sub-adviser, sponsor or in any similar capacity; provided, that, at least 75% of such fund’s, vehicle’s, account’s or arrangement’s capital commitments, contributed capital, invested capital, assets under management or account assets, as applicable, are provided by, contributed by, owned by or held for Persons that are not Credit Parties or Affiliates of any Credit Party; provided, further, on the Closing Date, Company Funds shall include all investment funds, investment vehicles, special purpose vehicles, managed accounts, client accounts and other similar arrangements with respect to (1) the TIG Arbitrage strategy, (2) Romspen’s Real Estate Bridge Lending Strategy, (3) Zebedee’s European Equities Strategy and (4) Arkkan’s Asian Credit and Special Situations Strategy. “Competitor” has the meaning assigned to such term in the definition of Disqualified Institution. “Compliance Certificate” as defined in Section 5.2(b). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Current Assets” means, at any date, all assets (other than cash, Cash Equivalents and the current portion of deferred tax assets) of Ultimate Parent, the Holding Companies, the Borrower and the Restricted Subsidiaries at such date that would, in conformity with GAAP, be classified as current assets on a consolidated balance sheet of such Persons at such date.

13 6002802639.21 “Consolidated Current Liabilities” means, at any date, all liabilities of Ultimate Parent, the other Holding Companies, the Borrower and the Restricted Subsidiaries at such date that would, in conformity with GAAP, be classified as current liabilities on a consolidated balance sheet of such Persons at such date; provided, however, that “Consolidated Current Liabilities” shall exclude, to the extent otherwise included therein, (a) Revolving Loans, (b) other revolving loans, (c) the current portion of any Indebtedness (including but not limited to, for purposes of clarification, the Term Loans) then outstanding, (d) the current portion of deferred tax liabilities, (e) unearned revenue, (f) deferred or accrued interest and (g) deferred management fees. “Consolidated EBITDA” means, with respect to any Person on a consolidated basis for any Test Period, the sum of: a. Consolidated Net Income for such period plus (following the consummation of the TIG Advisors Conversion (but only to the extent (i) such conversion occurs on or prior to the TIG Advisors Conversion Date and (ii) is not otherwise included in Consolidated Net Income)) amounts actually received on account of the non-voting Equity Interest received in connection therewith plus b. without duplication, the following items to the extent deducted in the determination of Consolidated Net Income for such period (other than with respect to clauses (b)(x), (b)(xv), (b)(xix) and (b)(xx)): i. interest expense; ii. federal, state and local income tax expense, taxes on profit or capital (including without limitation, state franchise and similar taxes and including with respect to any tax sharing arrangements relating to income taxes and including tax distributions paid as permitted by this Agreement), and foreign franchise tax, withholding tax and like income tax paid or accrued by Borrower and its Restricted Subsidiaries for such period (and minus all tax credits, refunds and similar items); iii. depreciation and amortization expense (including amortization of capitalized finance expenditures); iv. all non-cash charges, expenses, items and losses, including, without limitation, (A) non-cash adjustments resulting from the application of Accounting Standards Codification 805, 350 or 360, (B) non-cash items for any management equity plan, supplemental executive retirement plan or stock option plan or other type of compensatory plan for the benefit of officers, directors or employees, (C) non-cash restructuring charges or non-cash reserves in connection with the Transactions, any Permitted Acquisition or any permitted Investment consummated after the Closing Date, (D) all non-cash losses (minus any non-cash gains) from dispositions, (E) non- cash losses (minus any non-cash gains) with respect to swaps, hedges, and other similar arrangements or instruments that are not entered into for speculative purposes, (F) non-cash charges attributable to any post-employment benefits offered to former employees, (G) non- cash asset impairments, (H) the non-cash effects of purchase accounting or similar adjustments required or permitted by GAAP, (I) any non-cash cumulative effect of a change in accounting principles during such period, (J) non-cash impairment gains and losses resulting from any reappraisal, revaluation or write-up or write-down of assets (including the market-to-market of earnouts and other contingent acquisition consideration) and (K) non-cash foreign currency exchange, translation or performance losses (or minus gains) with respect to intercompany balances and other non-cash performance losses (or minus gains) relating to foreign currency

14 6002802639.21 hedging transactions that are not entered into for speculative purposes or currency fluctuations; provided that the foregoing add-backs in this paragraph (iv) shall not include any non-cash charges, expenses, items or losses to the extent attributable to write-downs or write-offs of accounts receivable or inventory and shall include a deduction for all non-cash gains, income or similar items; v. [reserved]; vi. (A) extraordinary (as most recently defined in accordance with GAAP) expenses, and (B) non- recurring or unusual charges, expenses or losses (and minus all extraordinary, non-recurring or unusual gains, income or similar items); vii. fees, costs and expenses incurred in connection with the Transactions (including debt issuance costs, debt discount or premium and other financing fees and expenses) and, to the extent permitted by this Agreement, any permitted dispositions, any Permitted Acquisition, any actual or proposed issuance of (or amendment or waiver to) permitted Indebtedness (including any earnouts or other contingent acquisition consideration) or issuance, repurchase or redemption of any permitted equity interests, any permitted Dividend or other transactions permitted under this Agreement (or in respect of which the Borrower sought a consent to such transaction), in each case, whether or not consummated (and whether or not permitted hereunder or under any other Indebtedness so long as Borrower is seeking an amendment hereof and thereof and such amendment is obtained); viii. (A) fees, costs and expenses related to the Loan Documents and any amendments, restatements, extensions, supplements or modifications thereof and paid or reimbursed to the Administrative Agent, any of the Lenders or any third parties paid or engaged by the Administrative Agent or any of the Lenders or paid or reimbursed to third parties that are paid or engaged by any of the Loan Parties and (B) to the extent paid in cash, fees, costs and expenses related to rate contracts entered into with respect to interest payable under this Agreement; ix. any expenses that are reimbursed by unrelated third parties; provided that expenses reasonably expected to be reimbursed by third parties (to the extent not accrued) may be added back only if (A) such reimbursement is contractually committed by an identifiable third party, (B) such expected reimbursement is received within one hundred eighty (180) days of the end of such period and (C) to the extent any amount so added back is not actually reimbursed within such one hundred eighty (180) day period, Consolidated EBITDA for the applicable subsequent test period shall be reduced by the amount of such unreimbursed expense; x. any cost savings, operating improvements, operational changes, operating expense reductions or cost synergies (but excluding revenue synergies) (“Cost Savings”) arising in connection with any transaction (including any Permitted Acquisition) or strategic initiative that has been consummated or undertaken, net of the amount of actual benefits realized during such period; provided, that any such adjustment to Consolidated EBITDA may only take into account Cost Savings that are (A) a result of actions taken or for which substantial steps have been taken, (B) directly attributable to such specified transaction or strategic initiative, and (C) reasonably identifiable, quantifiable and factually supportable and are reasonably expected to be realized within 18 months after the commencement of such transaction or strategic initiative;

15 6002802639.21 xi. fees, costs, expenses and charges related to restructuring, integration, business optimization, consolidation, rationalization and similar initiatives, recruiting and signing bonuses, severance, lease termination, retention and relocation payments; xii. cash receipts not included in Consolidated EBITDA or Consolidated Net Income, to the extent non-cash gains relating to such cash receipts were deducted in the calculation of Consolidated EBITDA; xiii. directors fees, expenses and indemnities accrued, or paid to the directors in accordance with the terms of this Agreement; xiv. [reserved]; xv. business interruption insurance proceeds received in cash during such period (to the extent not otherwise included in net income) or reasonably expected to be received; provided that business interruption insurance proceeds reasonably expected to be received may be added back only if (A) such expected proceeds are reasonably expected to be received within three hundred and sixty-five (365) days of the end of such period and (B) to the extent any amount so added back is not actually received in cash within such three hundred and sixty-five (365) day period, Consolidated EBITDA for the applicable subsequent test period shall be reduced by the amount of such unreceived proceeds; xvi. [reserved]; xvii. (A) any net after-tax loss (but without taking into account any fees, expenses and charges relating thereto) (and minus any gains or income) from disposed or discontinued operations (excluding losses in respect of held-for-sale discontinued operations until actually disposed of), in each case other than in the ordinary course of business, and (B) net after tax loss (but without taking into account any fees, expenses and charges relating thereto) or gains or income attributable to asset dispositions or the sale or other disposition of any stock of any Person, in each case other than in the ordinary course of business; xviii. in connection with a Permitted Acquisition or similar permitted Investment, to the extent not otherwise covered above, all adjustments set forth in the buy-side quality of earnings report prepared by a third-party nationally recognized accountant and delivered to (and reasonably acceptable to) the Administrative Agent and the KLIM Representative; xix. [reserved]; and xx. all costs and expenses incurred in connection with any management or equity incentive plan; minus, without duplication, c. all Excluded Economics. Notwithstanding anything to the contrary contained herein, (I) the aggregate amount included in the determination of Consolidated EBITDA pursuant to clauses (b)(vi), (b)(vii) (but subject to the following proviso), (b)(x) and (b)(xi) shall be capped at an aggregate of 35% of Consolidated EBITDA for any

16 6002802639.21 measurement period (determined after giving effect to any applicable adjustment in respect of such clauses) (the “Cumulative EBITDA Add-back Cap”); provided, that, amounts described in clause (b)(vii) that represent documented professional fees for out-of-pocket M&A advisory, audit, legal, and accounting services, in each case directly attributable to transactions that have actually been consummated (and, for the avoidance of doubt, excluding any transaction-related bonus, retention, severance or other compensation, and any litigation, judgment or settlement costs) shall be excluded from the Cumulative EBITDA Add-back Cap in an aggregate amount not to exceed $15,000,000 for any measurement period (and, to such extent, shall otherwise be permitted to be added back when determining Consolidated EBITDA up to such amount); it being understood and agreed that any such amounts in excess of $15,000,000, and all other amounts described in clause (b)(vii), shall remain subject to the Cumulative EBITDA Add-back Cap, and (II) for purposes of determining Consolidated EBITDA under this Agreement for any period that includes historical quarters ending prior to the Closing Date as reflected below, Consolidated EBITDA for such periods shall be the amounts set forth below, subject to receipt of supporting backup reasonably satisfactory to the Administrative Agent and the KLIM Representative: Fiscal Quarter: Deemed EBITDA: September 30, 2025 $5,919,709 December 31, 2025 $10,348,181 March 31, 2026 $15,967,867 June 30, 2026 $6,087,115 If any Subject Transaction occurs during any period which results in an Acquired Business, Disposed Business, Converted Restricted Subsidiary or Converted Unrestricted Subsidiary, then Consolidated EBITDA for such period shall, without duplication, (x) include the Acquired EBITDA of such Acquired Business or Converted Restricted Subsidiary for such period and (y) exclude the Disposed EBITDA of any such Disposed Business or Converted Unrestricted Subsidiary for such period, in each case, on a Pro Forma Basis as if such Subject Transaction occurred on the first day of such period. “Consolidated Net Income” means, for any period, the aggregate net income of Ultimate Parent and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that: (a) the income of any Person (other than a Restricted Subsidiary of Ultimate Parent) in which any other Person (other than Ultimate Parent or any of its Restricted Subsidiaries) has a joint interest, except to the extent of amounts actually paid in cash to Ultimate Parent or a Restricted Subsidiary of Ultimate Parent during such period, whether by dividends, distributions, intercompany loan repayments or otherwise, but excluding, for the avoidance of doubt, any Excluded Economic, shall be excluded; (b) [reserved]; (c) [reserved]; (d) [reserved]; (e) any gains (losses) resulting from the return of surplus assets of any Plan shall be excluded; (f) [reserved];

17 6002802639.21 (g) except to the extent required for pro forma calculations in accordance with Section 1.6, the income of any Person accrued prior to the date it becomes a Restricted Subsidiary of Ultimate Parent or is merged into or consolidated with Ultimate Parent or any of its Restricted Subsidiaries shall be excluded; (h) the effect of any gain (loss) in respect of post-retirement benefits as a result of the application of Financial Accounting Standards Board (“FASB”) ASC 715-60 shall be excluded; (i) any non-recurring tax benefits resulting from the transactions contemplated by the Loan Documents shall be excluded; (j) the cumulative effect of a change in accounting principles and changes as a result of the adoption or modification of accounting policies during such period shall be excluded; and (k) effects of adjustments pursuant to GAAP resulting from the application of purchase accounting in relation to any Permitted Acquisition, net of taxes shall be excluded. “Consolidated Total Assets” means the consolidated total assets of Ultimate Parent, each other Holding Company, the Borrower and the Restricted Subsidiaries determined in accordance with GAAP as of any date of determination. “Consolidated Total Indebtedness” means, as of any date of determination, for Ultimate Parent and the Restricted Subsidiaries, on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase or recapitalization accounting in connection with any Acquisition or similar Investment): (i) Indebtedness of the Ultimate Parent and the Restricted Subsidiaries outstanding on such date consisting of Indebtedness for borrowed money or obligations evidenced by notes, bonds, debentures or similar instruments, plus (ii) letter of credit reimbursement obligations, to the extent not reimbursed within three (3) Business Days following the drawing thereof, as of the date of measurement, plus (iii) principal portion of Capital Lease Obligations and purchase money Indebtedness as of the date of measurement, plus (iv) Contingent Acquisition Consideration other than any Contingent Acquisition Consideration that is not then due and payable in cash, plus (v) without duplication, Indebtedness of the types described in clauses (j) and (m) of the definition of Indebtedness in respect of obligations of the type described in clauses (i) through (iv) above (it being understood that the amount of any indebtedness under this clause (v) shall be equal to the amount of the obligation so guarantied or otherwise supported or, if not a fixed or determined amount, the maximum amount so guarantied or supported). In no event shall obligations arising pursuant to the UK Settlement Agreement or any Fund Financing Collateral constitute Consolidated Total Indebtedness. “Consolidated Total Net Indebtedness” means, as of any date of determination, Consolidated Total Indebtedness as of such date, net of the lesser of (i) subject to provisions of Section 5.17, the aggregate amount of unrestricted cash and Cash Equivalents of the Borrower and Guarantors held in Controlled Accounts and (ii) $10,000,000.

18 6002802639.21 “Contingent Acquisition Consideration” means any earnout obligation or similar deferred or contingent obligation of Ultimate Parent or any of its Restricted Subsidiaries incurred or created in connection with an Acquisition or other Investment (but excluding, for the avoidance of doubt, any purchase price adjustments or similar obligations). “Contingent Obligation” means, as to any Person, any obligation, agreement, understanding or arrangement of such Person guaranteeing or intended to guarantee any Indebtedness (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor; (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; (d) with respect to bankers’ acceptances, letters of credit and similar credit arrangements, until a reimbursement obligation arises (which reimbursement obligation shall constitute Indebtedness); or (e) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term “Contingent Obligation” shall not include endorsements of instruments for deposit or collection in the ordinary course of business or any product warranties. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable, whether singly or jointly, pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith. “Contractual Obligations” means, as to any Person, any provision of any security (whether in the nature of Equity Interests, or otherwise) issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement (other than a Loan Document) to which such Person is a party or by which it or any of its Property is bound or to which any of its Property is subject. “Control Agreement” means (x) with respect to any deposit account, commodity account or securities account maintained by any Credit Party in the United States, a springing account control agreement in form and substance reasonably satisfactory to the Administrative Agent, duly executed and delivered by such Credit Party and the depositary bank, commodity intermediary or securities intermediary, as the case may be, with which such account is maintained, effective to grant “control” within the meaning of Articles 8 and 9 of the applicable UCC over such account to the Administrative Agent and (y) with respect to any deposit account, commodity account, securities account or similar account maintained by any Credit Party in any jurisdiction other than the United States, such account control agreement, acknowledgment, notice, direction letter, blocking arrangement or other similar agreement or documentation, in each case in form and substance reasonably satisfactory to the Administrative Agent and duly executed and delivered by such Credit Party and the applicable depositary bank, commodity intermediary, securities intermediary or similar financial institution, as the case may be, as is necessary or reasonably requested by the Administrative Agent, to (i) create or perfect a first priority security interest, lien, charge or other similar security interest in favor of the Administrative Agent over such account and the cash, financial assets, securities entitlements, investment property, instruments or other assets credited thereto or carried therein and (ii) subject to the proviso hereafter, provide the Administrative Agent with administrative control over such account, including the right, upon the occurrence and during the continuance of an Event of Default, to direct the applicable depositary bank, commodity intermediary, securities intermediary or similar financial institution to block withdrawals from such account, redirect or

19 6002802639.21 transfer funds or other assets credited thereto, or otherwise act on the instructions of the Administrative Agent with respect to such account, whether or not such agreement, acknowledgment, notice, direction letter, blocking arrangement or other documentation constitutes “control” or is required for perfection under the Requirements of Law of the applicable jurisdiction; provided, that, in the case of any Control Agreement proposed to be executed in respect of any deposit account, commodity account, securities account or similar account maintained by any Credit Party in any jurisdiction other than the United States, the Credit Parties’ sole commitment shall be to use commercially reasonable efforts to cause any unaffiliated third party to execute and deliver any proposed Control Agreement. “Controlled Account” means a deposit account of a Credit Party subject to a Control Agreement. “Controlled Investment Affiliate” means, as to any Person, any other Person that (a) is controlled by, or is under common control with (in each case by way of ownership or general partner, manager or trustee status), such Person and (b) is organized by such Person (or any Person controlling such Person) primarily for the purposes of making equity investments in Ultimate Parent or other portfolio companies. For purposes of this definition “control” means the power to direct or cause the direction of management and policies of a Person, whether by contract or otherwise. “Conversion Date” means any date on which the Borrower converts a Base Rate Loan to a SOFR Loan or a SOFR Loan to a Base Rate Loan. “Converted Restricted Subsidiary” means, for any period, any Unrestricted Subsidiary that is designated or redesignated as a Restricted Subsidiary in accordance with Section 5.15 during such period. “Converted Unrestricted Subsidiary” means, for any period, any Restricted Subsidiary that is designated or redesignated as an Unrestricted Subsidiary in accordance with Section 5.15 during such period. “Copyrights” means copyrights and all mask work, database and design rights, whether or not registered or published, all registrations and recordations thereof and all applications in connection therewith. “Covered Debt Share” means, with respect to Diameter or the KLIM Lenders at any time, the sum of (i) the aggregate outstanding principal amount of Term Loans, DDTLs, Revolving Loans and ROFR Debt held by Diameter, or by the KLIM Lenders, as applicable, plus (ii) the aggregate amount of unfunded DDTL Commitments, unfunded Revolving Loan Commitments and unfunded commitments in respect of ROFR Debt held by Diameter, or by the KLIM Lenders, as applicable; provided that, for purposes of calculating the Covered Debt Share of Diameter or the KLIM Lenders, any Loans, Commitments or ROFR Debt assigned by Diameter or any KLIM Lender to any Person that is not an Affiliate shall be disregarded, but any of the foregoing held by any Approved Funds and Affiliates of Diameter or the KLIM Lenders, as the case may be, shall be includable in the determination of Covered Debt Share. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Credit Parties” means the Borrower and each Guarantor. “Cure Amount” as defined in Section 7.2.

20 6002802639.21 “Cure Deadline” as defined in Section 7.2. “Cure Quarter” as defined in Section 7.2. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. “DDTL” means any term loan made hereunder pursuant to Section 2.1(a)(ii). “DDTL Commitment” means, with respect to each Lender, the aggregate amount set forth opposite such Lender’s name on Schedule 2.1(a) under the heading “DDTL Commitment”, as amended to reflect Assignments and as such amount may be reduced or increased pursuant to the terms of this Agreement. As of the Closing Date, the aggregate DDTL Commitments is $32,000,000. “DDTL Commitment Expiration Date” means the earliest of (a) the date on which the entire amount of the Aggregate DDTL Commitment has been drawn, (b) the date on which the Aggregate DDTL Commitment has been terminated or reduced to zero pursuant to Section 2.7(b)(ii) or Section 8.2 and (c) the date which is twenty-four (24) months after the Closing Date. “DDTL Commitment Percentage” means, as to any DDTL Lender, the percentage equivalent of (i) such Lender’s DDTL Commitment, divided by (ii) the Aggregate DDTL Commitment. “DDTL Lender” means each Lender with a DDTL Commitment or who otherwise holds DDTLs. “Declined Proceeds” as defined in Section 2.8(f). “Default” means any event or circumstance that, with the passing of time or the giving of notice or both, would (if not cured or otherwise remedied during such time) become an Event of Default. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means any Lender that: (a) has failed to (i) fund any payments required to be made by it under the Loan Documents within two (2) Business Days after any such payment is due (excluding expense and similar reimbursements that are subject to good faith disputes) unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied or (ii) pay to the Administrative Agent or any Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has given written notice (and the Administrative Agent has not received a revocation in writing), to the Borrower, the Administrative Agent or any Lender or has otherwise publicly announced (and the Administrative Agent has not received notice of a public retraction) that such Lender believes it will fail to fund payments or purchases of participations required to be funded by it under the Loan

21 6002802639.21 Documents or one or more other syndicated credit facilities (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), or (c) has, or any Person that directly or indirectly controls such Lender has, (i) become subject to a voluntary or involuntary case under the Bankruptcy Code or any similar bankruptcy laws, (ii) had a custodian, conservator, receiver or similar official appointed for it or any substantial part of such Person’s assets, (iii) made a general assignment for the benefit of creditors, been liquidated, or otherwise been adjudicated as, or determined by any Governmental Authority having regulatory authority over such Person or its assets to be, insolvent or bankrupt, or (iv) become the subject of a Bail-In Action, and for this clause (c), the Administrative Agent has determined that such Lender is reasonably likely to fail to fund any payments required to be made by it under the Loan Documents. “deposit account” means a “deposit account” (as defined in Article 9 of the UCC), investment account or other account in which funds are held or invested. “Designated Asset Sales” means the following: (a) one or more dispositions of certain client relationships (1) from AlTi Wealth Management (Switzerland) SA to AlTi Wealth Management (Portugal) with an aggregate value not to exceed $1,250,000 and (2) from AlTi Wealth Management (UK) Limited to AlTi Wealth Management (Switzerland) SA with an aggregate value not to exceed $2,400,000 and (b) any disposition by Kontora Family Office GmbH of its interests in Investify SA, a Luxembourg entity, to the extent such Subsidiary holds such interests on the Closing Date. “Designated Guarantees” means the following: (a) the guarantee of the Kontora Family Office credit facility described on Schedules 6.4 and 6.5 (that is to be satisfied in full prior to the joinder of the German Guarantors hereunder) and (b) the guarantee by Ultimate Parent of any performed obligations of AlTi RE Public Markets Limited arising pursuant to the share purchase agreement executed in connection with the disposition of LXi REIT Advisors Limited in 2024. “Designated Jurisdiction” means the United States, any political subdivision thereof, and any jurisdiction of organization of any Credit Party or Subsidiary of a Credit Party that is required to become a Credit Party pursuant to Section 5.13. “Designated Non-Cash Consideration” means the fair market value of non-cash consideration received by Ultimate Parent, any other Holding Company, the Borrower or any of the other Restricted Subsidiaries in connection with an Asset Sale made pursuant to Section 6.2(b) that is designated as “Designated Non-Cash Consideration” on the date received pursuant to a certificate of a Responsible Officer of the Borrower, less the amount of cash or Cash Equivalents received in connection with a subsequent sale of or collection on such Designated Non-Cash Consideration. “Diameter” means Diameter Finance Administration LLC, Diameter Capital Partners LP and their respective Affiliates, managed funds and accounts. “Disposed Business” means any Person (other than an Unrestricted Subsidiary), or any group of assets collectively constituting a business unit, disposed of by Ultimate Parent or any Restricted Subsidiary in accordance with this Agreement, including, with respect to any Person, the disposition of all or substantially all of the assets of any such Person, or any disposition of Equity Interests of a Person.

22 6002802639.21 “Disposed EBITDA” means, with respect to any Disposed Business or any Converted Unrestricted Subsidiary for any period, the amount for such period of Consolidated EBITDA of such Disposed Business or such Converted Unrestricted Subsidiary (determined as if references to Ultimate Parent and its Restricted Subsidiaries in the definition of Consolidated EBITDA (and in the component definitions used therein) were references to such Disposed Business and its Subsidiaries or such Converted Unrestricted Subsidiary and its Subsidiaries), all as determined on a consolidated basis for such Disposed Business or such Converted Unrestricted Subsidiary, provided, that if any Equity Interests in any Disposed Business are retained by Ultimate Parent and its Restricted Subsidiaries, the Disposed EBITDA of such Person shall exclude any portion thereof which would continue to be included in Consolidated EBITDA after giving effect to the relevant disposition. “Disqualified Institutions” means any Person that (i) is designated by Borrower, by written notice delivered to the Lead Arrangers on or prior to the Closing Date, as a (x) disqualified institution, or (y) competitor of the Borrower or its Subsidiaries (each, a “Competitor”) or (ii) any Person that is clearly identifiable, solely on the basis of such Person’s name, as an Affiliate of any Person referred to in clauses (i)(x) or (i)(y) above; provided, however, Disqualified Institutions shall (A) exclude any Person the Borrower, has designated as no longer being a Disqualified Institution by written notice delivered to the Administrative Agent from time to time and (B) include any Person that is added as a Competitor (and any Person that is clearly identifiable, solely on the basis of such Person’s name, as an Affiliate of any such Competitor), pursuant to a written supplement to the list of Competitors that are Disqualified Institutions, and which supplement is consented to by the Administrative Agent at the direction of the Required Lenders (such consent not to be unreasonably withheld or delayed). Such supplement shall not apply retroactively to disqualify any Person that has previously acquired an assignment or participation interest in the Loans or Commitments hereunder that was otherwise permitted prior to the effective date of such supplement. In no event shall any existing Lender or a Bona Fide Debt Fund be a Disqualified Institution, unless such Bona Fide Debt Fund is identified under clause (i)(x) above. “Disqualified Stock” means any Equity Interests which, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is ninety-one (91) days following the Latest Maturity Date (excluding any provisions requiring redemption upon a “change of control” or similar event; provided that such “change of control” or similar event results in the occurrence of the Facility Termination Date), (b) is convertible into or exchangeable for (i) debt securities or (ii) any Equity Interests referred to in (a) above, in each case, at any time on or prior to the date that is ninety-one (91) days following the Latest Maturity Date at the time such Equity Interests was issued, or (c) is entitled to receive scheduled dividends or distributions in cash prior to the date that is ninety-one (91) days following the Latest Maturity Date; provided, that, if such Equity Interests are issued pursuant to a plan for the benefit of officers, directors, managers, employees, members of management or consultants of a Credit Party or any Subsidiary or by any such plan to such officers, directors, managers, employees, members of management or consultants, such Equity Interests shall not constitute Disqualified Stock solely because they may be required to be repurchased by a Credit Party or Subsidiary in order to satisfy the applicable statutory or regulatory obligations or as a result of such Person's termination, death or disability. “Dividends” as defined in Section 6.8. “Dollars”, “dollars” and “$” each mean lawful money of the United States. “Domestic Holding Company” means any direct or indirect Subsidiary of Borrower (including, for the avoidance of doubt, any Subsidiary that is disregarded for U.S. federal income tax purposes but

23 6002802639.21 excluding any Credit Party) that owns no material assets other than (i) stock of one or more CFCs and/or other Domestic Holding Companies and/or (ii) intercompany loans, indebtedness or receivables owed by one or more CFCs and/or other Domestic Holding Companies. “Domestic Subsidiary” means any Subsidiary incorporated, organized or otherwise formed under the laws of the United States, any state thereof or the District of Columbia. “DQ List” as defined in Section 10.9(i)(ii). “E-Signature” means the process of attaching to or logically associating with an Electronic Transmission an electronic symbol, encryption, digital signature or process (including the name or an abbreviation of the name of the party transmitting the Electronic Transmission) with the intent to sign, authenticate or accept such Electronic Transmission. “E-System” means any electronic system approved by Administrative Agent, including Syndtrak®, Intralinks® and ClearPar® and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by Administrative Agent, any of its Related Persons or any other Person, providing for access to data protected by passcodes or other security system. “EAR” as defined in Section 4.21(a). “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent; “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Transmission” means each document, instruction, authorization, file, information and any other communication transmitted, posted or otherwise made or communicated by e-mail, or otherwise to or from an E-System. “Environmental Laws” means all Requirements of Law and Permits imposing liability or standards of conduct for or relating to the regulation and protection of (i) human health, safety, and the workplace (in each case with respect to exposure to Hazardous Materials), (ii) the environment, and (iii) natural resources, and including public notification requirements and environmental transfer of ownership, notification or approval statutes. “Environmental Liabilities” means all Liabilities (including costs of removal and remedial actions, natural resource damages and costs and expenses of investigation and feasibility studies, including the reasonable cost of environmental consultants and reasonable Attorneys’ Costs) that are imposed on, incurred by or asserted against any Credit Party or any Restricted Subsidiary of any Credit Party as a result of, or related to, any claim, suit, action, investigation, proceeding or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law or

24 6002802639.21 otherwise, arising under any Environmental Law resulting from the ownership, lease, sublease or other operation or occupation of property by any Credit Party or any Restricted Subsidiary of any Credit Party, whether on, prior or after the Closing Date. “Equal Share Date” means the first date on which Diameter’s (together with its Approved Funds and Affiliates) Covered Debt Share equals, or is deemed to equal, the KLIM Lenders’ Covered Debt Share. For purposes of this definition, Diameter’s (together with its Approved Funds and Affiliates) Covered Debt Share shall be deemed to equal the KLIM Lenders’ Covered Debt Share only if, after giving effect to the portion of the applicable ROFR Debt or commitments related thereto that Diameter (together with its Approved Funds and Affiliates) has funded or has committed to provide, Diameter’s (together with its Approved Funds and Affiliates) Covered Debt Share is at least equal to ninety-nine percent (99%) of the KLIM Lenders’ Covered Debt Share. For the avoidance of doubt, the Equal Share Date may occur as a result of Diameter’s election to provide a portion of any proposed ROFR Debt or commitments related thereto pursuant to the ROFR Provisions, and, furthermore, the determination of whether the Equal Share Date has occurred shall be made on a pro forma basis after giving effect to the applicable ROFR Debt or commitments related thereto that Diameter (including its Approved Funds and Affiliates) has provided or has committed to provide. “Equity Cure” as defined in Section 7.2. “Equity Interest” means, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or nonvoting), of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, such partnership, whether outstanding on the Closing Date or issued after the Closing Date, but excluding debt securities convertible or exchangeable into such equity. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means, collectively, any Credit Party, any Subsidiary of a Credit Party, and any Person under common control or treated as a single employer with, any Credit Party or any Subsidiary of a Credit Party, within the meaning of Section 414(b) or (c) of the Code, and solely with respect to Section 412 of the Code (and other provisions of the Code significantly related thereto (e.g., Sections 430 through 436 of the Code)), under Section 414(m) or (o) of the Code. “ERISA Event” means any of the following: (a) a reportable event described in Section 4043(b) or (c) of ERISA or the regulations issued thereunder (unless the 30-day notice requirement has been duly waived under the applicable regulations) with respect to a Title IV Plan; (b) the withdrawal of any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; or a cessation of operations that is treated as such a withdrawal under Section 4602(e) of ERISA, (c) the complete or partial withdrawal of any ERISA Affiliate from any Multiemployer Plan; (d) with respect to any Multiemployer Plan, the filing of a notice of termination, or treatment of a plan amendment as a termination, under Section 4041A of ERISA; (e) the filing of a notice of intent to terminate a Title IV Plan, or treatment of a plan amendment as a termination, under Section 4041 of ERISA; (f) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (g) the failure to make any required contribution to any Title IV Plan or Multiemployer Plan when due; (h) the imposition of a Lien under Section 412 or 430(k) of the Code or Section 303(k) or 4068 of ERISA on any property (or rights to property, whether real or personal) of any ERISA Affiliate; (i) the failure of a Plan or any trust thereunder intended to qualify for tax exempt status under Section 401 or 501 of the Code or other Requirements of Law to qualify thereunder; (j) a Title IV

25 6002802639.21 plan is in “at risk” status within the meaning of Code Section 430(i); (k) a Multiemployer Plan is insolvent within the meaning of Title IV of ERISA or in “endangered status” or “critical status” within the meaning of Section 432(b) of the Code; (l) any other event or condition that constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan, or the imposition of any liability upon any ERISA Affiliate under Title IV of ERISA other than for premiums due but not delinquent; and (m) a failure by any ERISA Affiliate to pay when due (after expiration of any applicable grace period) any installment payment with respect to withdrawal liability under Section 4201 of ERISA. “Erroneous Payment” has the meaning assigned to it in Section 9.16(a). “Erroneous Payment Notice” has the meaning assigned to it in Section 9.16(a). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” as defined in Section 8.1. “Event of Loss” means, with respect to any Property, any of the following: (a) any loss, destruction or damage of such Property; or (b) any condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such Property, or confiscation of such Property or the requisition of the use of such Property “Excess Cash Flow” means, for any Fiscal Year, an amount, if positive, equal to, without duplication: (i) Consolidated EBITDA for such Fiscal Year; plus (ii) the sum of the following for Ultimate Parent, each Holding Company, the Borrower and the Restricted Subsidiaries: (a) any decrease in Working Capital during such Fiscal Year, measured as the excess of Working Capital at the beginning of such Fiscal Year over Working Capital at the end of such Fiscal Year; (b) any cash income, gains or receipts received during such Fiscal Year to the extent such amounts were deducted from, or otherwise excluded from or not included in, Consolidated Net Income for such Fiscal Year and were not otherwise included in Consolidated EBITDA for such Fiscal Year; (c) any non-cash charges, expenses or losses that were excluded or otherwise reduced Consolidated Net Income in determining Consolidated EBITDA during such Fiscal Year and were not added back to Consolidated EBITDA for such Fiscal Year; (d) any cash reimbursement, indemnity payment or other cash recovery received during such Fiscal Year from a third party, including any seller or other unrelated third party, to the extent the related amount was deducted in calculating Excess Cash Flow for any prior Fiscal Year; and (e) any amount deducted in calculating Excess Cash Flow for any prior Fiscal Year on the basis that such amount was payable, committed, projected or reasonably expected to be paid, to the extent such amount was not actually received in cash during the applicable period for which such deduction was taken; minus

26 6002802639.21 (iii) the sum of the following for Ultimate Parent, each other Holding Company, the Borrower and the Restricted Subsidiaries, in each case, to the extent (1) except with respect to clauses (g) and (m) below, paid in cash during such Fiscal Year, (2) not otherwise deducted in calculating Excess Cash Flow for such Fiscal Year, (3) not funded with proceeds of Equity Interest issuances or Indebtedness (other than drawings under the Revolving Loan Commitment or any other revolving credit facility), (4) not paid with the Available Amount or the Available Equity Amount and (5) not deducted from Excess Cash Flow for any prior Fiscal Year: (a) Capital Expenditures during such Fiscal Year (and, at the Borrower’s election, after the end of such Fiscal Year and prior to the date of the prepayment required under Section 2.8(e) for the corresponding ECF Period (but without duplication in any succeeding year)); (b) scheduled principal payments with respect to Indebtedness permitted hereunder, including the Term Loans, and, to the extent the proceeds of any event giving rise to a mandatory prepayment are included in Consolidated EBITDA or otherwise taken into account in calculating Excess Cash Flow, mandatory principal payments with respect to Indebtedness permitted hereunder; provided that voluntary prepayments of Loans or other Indebtedness shall not be deducted pursuant to this clause (b) to the extent such voluntary prepayments are applied to reduce any mandatory prepayment required pursuant to Section 2.8(e); (c) consolidated interest expense (net of cash interest income), and cash fees, commissions, discounts, charges and premiums incurred in connection with Indebtedness, including the Administrative Agent’s fees, Unused Commitment Fees and cash expenses in respect of Hedging Agreements, in each case, to the extent such amounts were added back to Consolidated EBITDA or were excluded from Consolidated Net Income, but only to the extent such add-back or exclusion increased Consolidated EBITDA without a corresponding deduction, subtraction or other reduction to Consolidated EBITDA for such amounts; (d) Taxes paid in cash, Taxes paid pursuant to Tax sharing arrangements, and Tax distributions paid in cash as permitted by Section 6.8(c), net of tax refunds received in cash during such Fiscal Year, in each case, to the extent such amounts were added back to Consolidated EBITDA or were excluded from Consolidated Net Income, but only to the extent such add-back or exclusion increased Consolidated EBITDA without a corresponding deduction, subtraction or other reduction to Consolidated EBITDA for such amounts; (e) Dividends paid in cash during such Fiscal Year (and, at the Borrower’s election, after the end of such Fiscal Year and prior to the date of the prepayment required under Section 2.8(e) for the corresponding ECF Period (but without duplication in any succeeding year)) and permitted by Sections 6.8(b) and 6.8(d) (other than any payment made to Ultimate Parent, any other Holding Company, the Borrower or any Restricted Subsidiary); (f) director fees and expenses and indemnification payments paid in cash during such Fiscal Year to the extent permitted by this Agreement, in each case, to the extent such amounts were added back to Consolidated EBITDA or were excluded from Consolidated Net Income, but only to the extent such add- back or exclusion increased Consolidated EBITDA without a corresponding deduction, subtraction or other reduction to Consolidated EBITDA for such amounts; (g) any increase in Working Capital during such Fiscal Year, measured as the excess of Working Capital at the end of such Fiscal Year over Working Capital at the beginning of such Fiscal Year; (h) cash consideration paid or committed to be paid (so long as the Borrower reasonably expects to satisfy such commitment within 120 days (or, in the case of a Permitted Acquisition requiring approvals outside of the United States, 360 days) of the date such commitment is made) in such Fiscal Year (and, at

27 6002802639.21 the Borrower’s election, after the end of such Fiscal Year and prior to the date of the prepayment required under Section 2.8(e) for the corresponding ECF Period (but without duplication in any succeeding year)) for Permitted Acquisitions and other Investments permitted pursuant to Section 6.4, including deferred purchase price, working capital adjustments, holdback payments, indemnity payments and Contingent Acquisition Consideration, but excluding (A) Investments pursuant to Sections 6.4(a), (d), (e), (f), (h), (i), (j), (l) and (o), (B) any Investment in any Person that is already a Credit Party or a Restricted Subsidiary, and (C) any amounts paid to Ultimate Parent, any other Holding Company, the Borrower or any Restricted Subsidiary; (i) cash payments made during such Fiscal Year (and, at the Borrower’s election, after the end of such Fiscal Year and prior to the date of the prepayment required under Section 2.8(e) for the corresponding ECF Period (but without duplication in any succeeding year)) in respect of long-term liabilities other than Indebtedness, in each case, to the extent such amounts were added back to Consolidated EBITDA or were excluded from Consolidated Net Income, but only to the extent such add-back or exclusion increased Consolidated EBITDA without a corresponding deduction, subtraction or other reduction to Consolidated EBITDA for such amounts; (j) cash payments with respect to Indebtedness to the extent expressly permitted to be paid pursuant to Section 6.12(a) or Section 6.12(d), in each case, to the extent such amounts were added back to Consolidated EBITDA or were excluded from Consolidated Net Income, but only to the extent such add- back or exclusion increased Consolidated EBITDA without a corresponding deduction, subtraction or other reduction to Consolidated EBITDA for such amounts; (k) to the extent not otherwise deducted pursuant to clauses (iii)(a) through (iii)(j) above, all other cash charges and expenses paid in such Fiscal Year, in each case, to the extent such amounts were added back to Consolidated EBITDA or were excluded from Consolidated Net Income, but only to the extent such add-back or exclusion increased Consolidated EBITDA without a corresponding deduction, subtraction or other reduction to Consolidated EBITDA for such amounts; and (m) amounts added back to Consolidated EBITDA pursuant to clause (b)(ix), clause (b)(x) or clause (b)(xv) of the definition thereof, in each case, to the extent such amounts do not represent cash actually received by, or actual cash expense reductions realized by, Ultimate Parent, any other Holding Company, the Borrower or any Restricted Subsidiary during such Fiscal Year; provided that, to the extent any such amount is actually received in cash or realized as a cash expense reduction in any subsequent Fiscal Year, Excess Cash Flow for such subsequent Fiscal Year shall be increased by the amount so received or realized, without duplication of any amount otherwise included in the calculation of Excess Cash Flow for such subsequent Fiscal Year. “Excluded Accounts” as defined in the Guaranty and Security Agreement. “Excluded Economics” means, without duplication, all of the following amounts to the extent earned, received, accrued or otherwise attributable to Ultimate Parent or any of its Restricted Subsidiaries: (a) all performance fees, incentive fees, carried-interest fees, incentive allocations, performance allocations and similar performance-based compensation or economics in respect of any Company Fund, the TIG Advisors / alternatives (arbitrage) business or any GP Stake and (b) all income, gains and other results attributable to the TIG Advisors / alternatives (arbitrage) business or any GP Stake, in each case excluding any losses, expenses, negative results or other negative amounts; provided that Excluded Economics shall not include ordinary-course management, advisory, sub-advisory, administration or similar recurring fees generated from the TIG Advisors / alternatives (arbitrage) business.

28 6002802639.21 “Excluded Investments” has the meaning assigned to such term in the definition of Excess Cash Flow. “Excluded Prepayment Amount” as defined in Section 2.8(h). “Excluded Property” as defined in the Guaranty and Security Agreement other than clause (i) of the definition thereof. “Excluded Rate Contract Obligation” means, with respect to any Guarantor, any guarantee of any Hedging Obligations under a Secured Rate Contract if, and only to the extent that and for so long as, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Hedging Obligation under a Secured Rate Contract (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Hedging Obligation under a Secured Rate Contract. If a Hedging Obligation under a Secured Rate Contract arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Hedging Obligation under a Secured Rate Contract that is attributable to swaps for which such guarantee or security interest is or becomes illegal. “Excluded Subsidiary” means (a) each Subsidiary that is not (directly or indirectly) a Wholly-Owned Subsidiary of Borrower solely to the extent such Subsidiary’s Organization Documents prohibit such Subsidiary from guaranteeing the Obligations (and such prohibition was not enacted in contemplation thereof), (b) each Unrestricted Subsidiary, (c) (i) each Foreign Subsidiary (other than a Foreign Subsidiary Guarantor) to the extent the assets and/or revenue of such Foreign Subsidiary, when combined with all other Foreign Subsidiaries (including Foreign Subsidiary Guarantors) incorporated, organized or otherwise formed in the same applicable jurisdiction as such Foreign Subsidiary, do not exceed fifteen percent (15%) of the consolidated assets and/or revenue of the Ultimate Parent and its Restricted Subsidiaries, taken as a whole, (ii) each Subsidiary of a CFC (other than a Foreign Subsidiary Guarantor) if guaranteeing the Obligations would result in material adverse tax consequences to the Ultimate Parent and its Restricted Subsidiaries taken as a whole as reasonably determined by the Borrower in consultation with the Administrative Agent and (iii) each Domestic Holding Company if guaranteeing the Obligations would result in material adverse tax consequences to the Ultimate Parent and its Restricted Subsidiaries taken as a whole as reasonably determined by the Borrower in consultation with the Administrative Agent, (d) each Immaterial Subsidiary, (e) (i) any Subsidiary that is prohibited by applicable Requirements of Law or by Contractual Obligations existing on the Closing Date (or, in the case of any Subsidiary acquired after the Closing Date, Contractual Obligations (including an obligation to obtain third-party consent other than consent from an Affiliate or Subsidiary of any Credit Party) in existence at the time of acquisition (including any Contractual Obligations with respect to Indebtedness which is permitted to be assumed by this Agreement and assumed in connection therewith on the date such Person becomes a Subsidiary) but not any Contractual Obligations entered into in contemplation thereof (including any Contractual Obligations with respect to Indebtedness financing such acquisition)) from guaranteeing the Obligations or if guaranteeing the Obligations would

29 6002802639.21 require governmental (including regulatory) consent or approval, unless such consent has been obtained, or (ii) any Subsidiary (other than a Foreign Subsidiary Guarantor) if guaranteeing the Obligations would result in material adverse tax consequences to the Ultimate Parent and its Restricted Subsidiaries taken as a whole as reasonably determined by the Borrower in consultation with the Administrative Agent, (f) any other Subsidiary with respect to which, in the reasonable judgment of the Borrower and the Administrative Agent, the burden or cost of providing a guarantee of the Obligations would be excessive in view of the benefits to be obtained by the Lenders therefrom, (g) any Subsidiary that is a broker-dealer registered under the Securities Exchange Act of 1934 (as such term is defined therein), (h) any Subsidiary that is a trust company, including, Tiedemann Trust Company, organized pursuant to the Laws of the United States, any state or any other jurisdiction therein, (i) any Subsidiary that is an investment company under the Investment Company Act of 1940, (j) until the TIG Advisors Conversion occurs up to and including the TIG Advisors Conversion Date, TIG Advisors, (k) each Subsidiary (other than a Foreign Subsidiary Guarantor) of any of the foregoing; provided that this clause (k) shall not limit any obligations of any Subsidiary to grant any Liens on the Equity Interests of any Credit Party to the extent required hereunder or under any other Loan Documents or authorize the release of any such Liens, and (l) any Subsidiary so long as such Subsidiary is subject to regulation by any Governmental Authority and for which the incurrence or maintenance of Indebtedness (including Guarantees) or the granting or maintenance of Liens with respect to its assets or Equity Interests, as determined by the Borrower in good faith (as certified to the Administrative Agent with such supporting evidence as the Administrative Agent or the KLIM Representative may reasonably request), would be prohibited or restricted or would require any consent, approval or authorization from any Governmental Authority that has not been obtained (including, but not limited to, any application for, or for the variation of, any Part 4A permission under the Financial Services and Markets Act 2000 held by such Subsidiary, but excluding any consent, approval or authorization required solely in connection with the exercise of remedies by the Administrative Agent) or result in a negative impact on any minimum capital or similar requirement applicable to it, in any case, as set forth in any rule or regulation of such Governmental Authority (each, a “Regulated Subsidiary”). For the avoidance of doubt, (i) TIG Advisors shall cease to be an Excluded Subsidiary after the TIG Advisors Conversion Date if the TIG Advisors Conversion has not occurred and (ii) in no event shall any Holding Company be an Excluded Subsidiary or treated as a CFC or Domestic Holding Company for purposes of this Agreement or any other Loan Document. “Excluded Tax” means any of the following Taxes imposed on or with respect to any Secured Party or required to be withheld or deducted from a payment to any Secured Party: (a) Taxes imposed on or measured by net income, however denominated, branch profits Taxes and franchise Taxes, in each case (i) imposed as a result of such Secured Party being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes; (b) in the case of a Lender, U.S. federal withholding Taxes that are imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to any law that was in effect on

30 6002802639.21 the date on which such Lender acquires the applicable interest in the applicable Commitment or, if such Lender acquires an applicable interest in a Loan other than by funding such Loan pursuant to a prior Commitment, on the date such Lender acquires the applicable interest in such Loan (other than pursuant to an assignment request by Borrower pursuant to Section 10.20) or designates a new Lending Office, except in each case to the extent that, pursuant to Section 11.1, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in the applicable Commitment or Loan or to such Lender immediately before it changed its lending office; (c) Taxes attributable to the failure by such Secured Party to comply with Section 11.1(g); and (d) any U. S. federal withholding Taxes imposed under FATCA. “Existing Facility” as defined in Section 2.1(e)(iii)(B). “Existing Non-Loan Party Investments” means a collective reference to (a) amounts required to be paid pursuant to the UK Settlement Agreement, (b) amounts required to be paid pursuant to the Designated Guarantees and (c) those investments designated as Existing Non-Loan Party Investments on Schedule 6.4. “Extended Revolving Lender” as defined in Section 10.1(g)(ii). “Extended Revolving Loan” as defined in Section 10.1(g)(ii). “Extended Revolving Loan Commitment” as defined in Section 10.1(g)(ii). “Extended Term Loan” as defined in Section 10.1(g)(iii). “Extended Term Loan Commitment” as defined in Section 10.1(g)(iii). “Extending Term Lender” as defined in Section 10.1(g)(iii). “Extension” as defined in Section 10.1(g). “Extension Offer” as defined in Section 10.1(g). “External Strategic Manager” means any alternative asset manager that Ultimate Parent, any other Holding Company, the Borrower or any Restricted Subsidiary has partnered with by making a strategic investment and as of the Closing Date includes (1) Romspen; (2) Zebedee and (3) Arkkan. “Facility Termination Date” means the date on which (a) the Revolving Loan Commitments and DDTL Commitments have terminated, (b) all Loans and all other Obligations under the Loan Documents, and all Obligations arising under Secured Rate Contracts that Administrative Agent has theretofore been notified in writing by the holder of such Obligation are then due and payable, have been paid and satisfied in full in cash, and (c) there shall have been deposited cash collateral with respect to all contingent Obligations in amounts and on terms and conditions and with parties reasonably satisfactory to Administrative Agent, and each Indemnitee that is, or may be, owed such Obligations (in each case, excluding contingent Obligations as to which no claim has been asserted). “FATCA” means Sections 1471, 1472, 1473 and 1474 of the Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future United States Treasury Regulations promulgated thereunder and published guidance (including official interpretations) with respect thereto, any agreements entered into pursuant to current Section 1471(b)(1) of the Code (or any amended or successor version described above) and any

31 6002802639.21 applicable intergovernmental agreements, treaty or convention among Governmental Authorities (and any related legislation, rules or official administrative guidance) implementing the foregoing. “FCPA” as defined in Section 4.21(c). “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as determined by the Administrative Agent in a commercially reasonable manner, but in no event less than 0.0% per annum. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System, or any entity succeeding to any of its principal functions. “Fee Letter” as defined in Section 2.9(a). “Final Availability Date” means the earlier of (a) one (1) Business Day prior to the date specified in clause (a) of the definition of Revolving Termination Date and (b) the date on which the Aggregate Revolving Loan Commitment shall terminate in accordance with the provisions of this Agreement. “Fiscal Quarter” means any of the quarterly accounting periods of Ultimate Parent and its Subsidiaries ending on March 31, June 30, September 30 and December 31 of each year. “Fiscal Year” means any of the annual accounting periods of Ultimate Parent and its Subsidiaries ending on December 31 of each year. “Floor” means a rate of interest equal to 0.75% per annum. “Foreign Subsidiary” means, with respect to any Person, a Subsidiary of such Person, which Subsidiary is not a Domestic Subsidiary. “Foreign Subsidiary Guarantor” means (i) a Subsidiary of the Ultimate Parent incorporated, organized or otherwise formed under the laws of the United Kingdom, Germany or Switzerland, unless otherwise constituting an Excluded Subsidiary (other than pursuant to clauses (c), (d), (e)(ii), (f) and (k) of the definition thereof) and (ii) any other Foreign Subsidiary that has guaranteed the Obligations pursuant to Section 5.13 (including executing the applicable Collateral Documents as required by Section 5.13(g)(iv)). “Fund Financing Collateral” means, with respect to a Credit Party or Subsidiary thereof in its capacity as the general partner or managing member of a Company Fund, (a) the rights of such Credit Party or Subsidiary, in such capacity, to make, issue or enforce calls for capital contributions on the partners, members or other investors in such Company Fund, to receive the proceeds thereof and to enforce the obligations of such partners, members or investors to fund capital contributions under the applicable fund documents (including any related subscription agreements and side letters), and (b) any deposit account or securities account into which such capital contributions are required to be funded and the proceeds of the foregoing, in each case granted in favor of the lenders (or any agent or other representative thereof) under any subscription or other credit facility of such Company Fund to secure the obligations of such Company Fund thereunder (including any guarantee of such obligations by such general partner or managing member limited in recourse to the collateral described in clauses (a) and (b)). “GAAP” means, subject to Section 1.3, generally accepted accounting principles in the United States, as in effect from time to time, set forth in the opinions and pronouncements of the Accounting

32 6002802639.21 Principles Board and the American Institute of Certified Public Accountants, in the statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions and comparable stature and authority within the accounting profession) that are applicable to the circumstances as of the date of determination. “German Guarantor” means any German Subsidiary that is a Guarantor. “German Security Documents” means, collectively, any German law governed document entered into to create or perfect German Security Interests, in each case in form and substance reasonably satisfactory to the Administrative Agent and the KLIM Representative. “German Security Interests” means the Liens created under the German Security Documents. “German Subsidiary” means any Subsidiary (i) incorporated or established under the laws of Germany or (ii) having its Centre of Main Interests in Germany. “Governmental Authority” means any nation, sovereign or government, any state or other political subdivision thereof, any agency, authority or instrumentality thereof and any entity or authority exercising executive, legislative, taxing, judicial, regulatory or administrative functions of or pertaining to government, including any central bank, stock exchange, regulatory body (including the FCA and the Prudential Regulation Authority of the United Kingdom or any successor authority), arbitrator, public sector entity, supra-national entity (including the European Union and the European Central Bank) and any self-regulatory organization (including the National Association of Insurance Commissioners). “GP Stake” means any direct or indirect Equity Interest, revenue share, profit share, carried interest, incentive allocation, performance allocation, distribution right, participation right or other economic interest held by Ultimate Parent or any of its Restricted Subsidiaries in or with respect to any general partner, managing member, sponsor, investment manager, investment adviser, sub-adviser, carry vehicle or similar Person or arrangement relating to any investment fund, investment vehicle, managed account, client account or other similar arrangement, including, for the avoidance of doubt, any such interest in or relating to any External Strategic Manager, Zebedee Asset Management, Romspen Investment Corporation, Arkkan Capital Management, TIG Advisors (after the occurrence of the TIG Advisors Conversion) or any successor or replacement arrangement. “Guarantor” means Ultimate Parent, each other Holding Company, the Borrower solely with respect to Obligations of any other Credit Party and any Secured Rate Contract or other Obligations as to which the Borrower is not the primary obligor, and each other Person that guarantees the Obligations pursuant to a guaranty or joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and the KLIM Representative. For the avoidance of doubt, no Excluded Subsidiary shall be required to be a Guarantor for so long as it constitutes an Excluded Subsidiary. “Guaranty and Security Agreement” means that certain Guaranty and Security Agreement, dated as of the Closing Date, made by the Credit Parties in favor of Administrative Agent for the benefit of the Secured Parties. “Hazardous Material” means any substance, material or waste that is classified, regulated or otherwise characterized under any Environmental Law as hazardous, toxic, a contaminant or a pollutant or by other words of similar meaning or regulatory effect due to its dangerous or deleterious properties or characteristics, including petroleum or any fraction thereof, asbestos, polychlorinated biphenyls and radioactive substances.

33 6002802639.21 “Hedging Agreement” means any swap, cap, collar, forward purchase or similar agreements or arrangements dealing with interest rates, currency exchange rates or commodity prices, either generally or under specific contingencies. “Hedging Obligations” means obligations of Ultimate Parent or a Restricted Subsidiary under or with respect to Hedging Agreements. “Holding Company” means Ultimate Parent and each direct and indirect Subsidiary of Ultimate Parent, including, but not limited to, ATH, ATL, TWCH and Holdings, but excluding the Borrower and its direct and indirect Subsidiaries. “Holdings” as defined in the preamble hereto. “Immaterial Subsidiary” means, on any date of determination, any Restricted Subsidiary of the Borrower that is a Domestic Subsidiary and that has been designated in writing by the Borrower to the Administrative Agent as an “Immaterial Subsidiary”; provided, that each of the following conditions must be satisfied in each case: (a) such Restricted Subsidiary, together with its Restricted Subsidiaries, (i) generated less than 5.0% of Consolidated EBITDA on a Pro Forma Basis for the most recently ended Test Period and (ii) had total assets, including Equity Interests in other Subsidiaries and excluding investments eliminated in consolidation, of less than 5.0% of Consolidated Total Assets as of the last day of the most recently ended Test Period, in each case based on the financial statements most recently delivered or required to be delivered pursuant to Section 5.1; (b) all Immaterial Subsidiaries, taken together, shall not (i) generate 10.0% or more of Consolidated EBITDA on a Pro Forma Basis for the most recently ended Test Period or (ii) have total assets of 10.0% or more of Consolidated Total Assets as of the last day of the most recently ended Test Period; (c) no Borrower, Holding Company or Foreign Subsidiary Guarantor shall constitute an Immaterial Subsidiary; and (d) if at any time the thresholds in clause (b) are exceeded, the Borrower shall, not later than 45 days after the date by which financial statements for such quarter are required to be delivered pursuant to this Agreement (or such longer period as the Administrative Agent and the KLIM Representative may agree in its reasonable discretion), designate one or more Immaterial Subsidiaries as no longer being Immaterial Subsidiaries such that the thresholds in clause (b) are no longer exceeded. “Incremental Effective Date” as defined in Section 2.1(e)(i). “Incremental Equivalent Debt” as defined in Section 6.5(e). “Incremental Facility” as defined in Section 2.1(e)(i). “Incremental Facility Request” as defined in Section 2.1(e)(i). “Incremental Joinder Agreement” as defined in Section 2.1(e)(iv). “Incremental Revolving Facility” as defined in Section 2.1(e)(i).

34 6002802639.21 “Incremental Term Facility” as defined in Section 2.1(e)(i). “Incremental Term Loan” as defined in Section 2.1(e)(i). “Incremental Term Loan Commitment” as defined in Section 2.1(e)(i). “Indebtedness” of any Person means, without duplication: (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of Property or services, including Contingent Acquisition Consideration to the extent constituting a liability on the balance sheet of such Person in accordance with GAAP (other than accrued expenses and trade payables entered into in the ordinary course of business that are not more than one-hundred twenty (120) days past due, unless such amounts are being contested in good faith by appropriate proceedings and adequate reserves have been established in accordance with GAAP); (c) the face amount of all letters of credit issued for the account of such Person (or for which such Person is liable) and without duplication, all drafts drawn thereunder and all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments issued by such Person (or for which such Person is liable); (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of Property or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property) and accounts receivable factoring, invoice financing agreements and similar facilities; (f) all Capital Lease Obligations; (g) the principal balance outstanding under any synthetic lease, off-balance sheet loan or similar off-balance sheet financing product; (h) all obligations of such Person, whether or not contingent, in respect of Disqualified Stock, valued at, in the case of redeemable Preferred Stock, the greater of the voluntary liquidation preference and the involuntary liquidation preference of such Equity Interests plus accrued and unpaid dividends; (i) all indebtedness referred to in clauses (a) through (h) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in Property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness; (j) all direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; (k) all direct or indirect liability, contingent or otherwise, of that Person under any Hedging Agreements; (l) all direct or indirect liability, contingent or otherwise, of that Person to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement; or (m) all direct or indirect liability, contingent or otherwise, of that Person for the obligations of another Person through any agreement to purchase, repurchase or otherwise acquire such obligation or any Property constituting security therefor, to provide funds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another Person. The amount of any Indebtedness under the foregoing clauses (j) through (m) shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if not a fixed and determined amount, the maximum amount so guarantied or supported. “Indebtedness” shall not include (i) trade payables, accrued expenses and other accounts payable arising in the ordinary course of business that are not more than one-hundred twenty (120) days past due, unless such amounts are being contested in good faith by appropriate proceedings and adequate reserves have been established in accordance with GAAP, (ii) obligations or liabilities of any Person in respect of any of its Equity Interests (except as provided by clause (h) above), (iii) [reserved], (iv) deferred tax liabilities, (v) [reserved], (vi) royalty payments, license fees and similar amounts arising in the ordinary course of business under licenses or sublicenses of Intellectual Property, in each case to the extent not evidenced by a note or other debt

35 6002802639.21 instrument, not interest-bearing and not more than sixty (60) days past due, unless being contested in good faith by appropriate proceedings and adequately reserved, (vii) any accruals for payroll accrued in the ordinary course of business, (viii) [reserved], (ix) [reserved], and (x) deferred rent obligations in respect of real property leases incurred in the ordinary course of business. For purposes of this definition, the amount of Indebtedness constituting Contingent Acquisition Consideration at any time shall be deemed to be the undiscounted contractual maximum cash amount payable thereunder as of the date such Contingent Acquisition Consideration was put in place or incurred, assuming all conditions, milestones and contingencies are fully satisfied, and such amount shall not be subsequently re-measured or adjusted as a result of any mark-to-market, fair value, probability-weighted or other revaluation under GAAP; provided that once all or any portion of such Contingent Acquisition Consideration becomes a fixed, matured or earned amount, the amount of Indebtedness in respect thereof shall be the lesser of the undiscounted contractual maximum and the actual fixed, matured or earned amount. “Indemnified Matter” as defined in Section 10.6. “Indemnified Tax” means (a) any Tax, other than an Excluded Tax, imposed on or with respect to any payment made by or on account of any obligation of the Credit Parties under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitee” as defined in Section 10.6. “Insolvency Proceeding” means (a) any case, action, proceeding, corporate action, legal proceeding, procedure or step before or otherwise involving any court, Governmental Authority or other competent authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, administrative receivership, administration, examinership, judicial management, dissolution, winding-up, suspension of payments, moratorium of indebtedness, adjustment of debt, compromise, arrangement, scheme of arrangement, voluntary arrangement, composition, relief of debtors or similar debtor relief, (b) the appointment of any receiver, receiver and manager, interim receiver, administrative receiver, administrator, compulsory manager, liquidator, provisional liquidator, trustee, custodian, conservator, monitor, examiner, sequestrator, judicial manager, supervisor, assignee or other similar officer in respect of any Person or all or any substantial portion of its property, (c) any general assignment for the benefit of creditors, composition, compromise, arrangement, marshalling of assets for creditors or similar arrangement in respect of any Person’s creditors generally or any substantial portion of its creditors, or (d) any enforcement of security over all or any material portion of the assets of any Credit Party or Restricted Subsidiary, in each case under U.S. federal, state or foreign law, including the Bankruptcy Code, the Insolvency Act 1986 of the United Kingdom and any other applicable debtor relief, insolvency, restructuring, liquidation, administration or similar law of any applicable jurisdiction. “Insolvent UK Subsidiaries” means a collective reference to the Subsidiaries of the Borrower that are subject to administration in the United Kingdom pursuant to the Insolvency Act of 1986, together with their respective Subsidiaries as of the Closing Date, which Subsidiaries are identified on Schedule 4.18. “Intellectual Property” means all intellectual property rights of every kind and description throughout the world arising under any Requirement of Law, including in Copyrights, Patents, Software, Trademarks, internet domain names and trade secrets. “Intercompany Note” means an intercompany note among Ultimate Parent, each other Holding Company, the Borrower, each other Credit Party and any Subsidiary of a Credit Party that has Indebtedness for borrowed money owing by a Credit Party or to a Credit Party, substantially in the form of Exhibit 6.4(b).

36 6002802639.21 “Interest Payment Date” means (a) with respect to any SOFR Loan (other than a SOFR Loan having an Interest Period of six (6) months or more), the last day of each Interest Period applicable to such Loan, (b) with respect to any SOFR Loan having an Interest Period of six (6) months or more, the last day of each three (3) month interval and, without duplication, the last day of such Interest Period and (c) with respect to Base Rate Loans, the last day of each calendar quarter. “Interest Period” means, with respect to any SOFR Loan, the period commencing on the Business Day such Loan is disbursed or continued or on the Conversion Date on which a Base Rate Loan is converted to the SOFR Loan and ending on the date one, three or six months thereafter, as selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation; provided that: (a) if any Interest Period pertaining to a SOFR Loan would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day; (b) any Interest Period pertaining to a SOFR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; (c) no Interest Period for a Term Loan or any portion thereof shall extend beyond the last scheduled payment date therefor and no Interest Period for any Revolving Loan shall extend beyond the Revolving Termination Date; and (d) no Interest Period applicable to a Term Loan or portion thereof shall extend beyond any date upon which is due any scheduled principal payment in respect of such Term Loan unless the aggregate principal amount of such Term Loan represented by Base Rate Loans or by SOFR Loans having Interest Periods that will expire on or before such date is equal to or in excess of the amount of such principal payment. “Inventory” means all “inventory” as such term is defined in the UCC. “Investment” as defined in Section 6.4. “IRS” means the Internal Revenue Service of the United States. “ITAR” as defined in Section 4.21(a). “KLIM Representative” means KLIM or any of its Affiliates or any of its successors and assigns; provided that, if no KLIM Entity is a Lender hereunder and no KLIM Entity is owed or otherwise holds any Obligations hereunder (other than contingent indemnity obligations for which no claim has been made), then all references to “KLIM Representative” herein and in the other Loan Documents shall be deemed to refer to the Required Lenders. “KLIM Investor” means any investor, or Affiliate of such investor, of a fund managed or advised by KLIM to which investor, or Affiliate of such investor, KLIM provides administrative or other services. “KLIM Lender” means any KLIM Entity in its capacity as a Lender hereunder.

37 6002802639.21 “KLIM Entities” means KLIM, any KLIM Investor, and/or KLIM’s Affiliates and/or any funds, accounts or clients managed, advised or sub-advised by KLIM or any of its Affiliates, as the context may require, other than, in each case, any operating or portfolio company of the foregoing. “KLIM” means Kennedy Lewis Investment Management LLC, a Delaware limited liability company. “Latest Maturity Date” means, at any date of determination, the latest maturity or expiration date applicable to the latest to mature of any Loan or Commitment hereunder at such time, including the latest maturity or expiration date of any Term Loan, any Incremental Term Loan Commitment, any Extended Term Loan Commitment, any Revolving Loan Commitments or any Extended Revolving Loan Commitments, in each case as extended in accordance with this Agreement from time to time. “Lead Arranger” means Diameter Finance Administration LLC and KLIM, each in its capacity as a joint lead arranger. “Legal Reservations” means: (a) the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors; (b) the time barring of claims under any applicable law, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of stamp duty may be void and defences of set-off or counterclaim; (c) similar principles, rights and defences under the laws of any relevant jurisdiction; and (d) any other matters which are set out as qualifications or reservations as to matters of law of general application in any legal opinion delivered pursuant to the Loan Documents. “Lender” as defined in the preamble hereto. “Lending Entity” has the meaning assigned to such term in the definition of Bona Fide Debt Fund. “Lending Office” means, with respect to any Lender, the office or offices of such Lender specified as its “Lending Office” beneath its name on the applicable signature page hereto, or such other office or offices of such Lender as it may from time to time notify the Borrower and the Administrative Agent. “Liabilities” means all claims, actions, suits, judgments, damages, losses, liability, obligations, responsibilities, fines, penalties, sanctions, costs, fees, Taxes, commissions, charges, disbursements and expenses (including those incurred upon any appeal or in connection with the preparation for and/or response to any subpoena or request for document production relating thereto), in each case of any kind or nature (including interest accrued thereon or as a result thereto and fees, charges and disbursements of financial, legal and other advisors and consultants), whether joint or several, whether or not indirect, contingent, consequential, actual, punitive, treble or otherwise. “Lien” means any mortgage, deed of trust, pledge, hypothecation, collateral assignment, charge, deposit arrangement, encumbrance, easement, lien (statutory or otherwise), security interest or other security arrangement and any other similar preference, priority or preferential arrangement, including any conditional sale contract or other title retention agreement, the interest of a lessor under a Capital Lease and

38 6002802639.21 any synthetic or other financing lease having substantially the same economic effect as any of the foregoing, but not including the interest of a lessor under a lease which is not a Capital Lease. “Limited Condition Acquisition” means any Permitted Acquisition by Borrower and/or one or more of the Restricted Subsidiaries permitted pursuant to the Loan Documents whose consummation is not conditioned on the availability of, or on obtaining, third party financing. “Limited Condition Acquisition Agreement” as defined in Section 1.5. “Loan” means any loan made or deemed made by any Lender hereunder. “Loan Documents” means this Agreement, the Notes, the Fee Letter, any Applicable Intercreditor Agreement and the Collateral Documents. “Margin Stock” means “margin stock” as such term is defined in Regulation T, U or X of the Federal Reserve Board. “Material Adverse Effect” means an effect that results in or causes a material adverse change in any of (a) the financial condition, business, operations or Properties of the Credit Parties and their Restricted Subsidiaries taken as a whole; (b) the ability of the Credit Parties and their Restricted Subsidiaries, taken as a whole, to perform their obligations under any Loan Document; or (c) the validity or enforceability of any Loan Document or the rights and remedies of the Administrative Agent, the Lenders and the other Secured Parties under any Loan Document. “Material Business Asset” as defined in Section 5.15. “Material Contract” means any Contractual Obligation to which any Credit Party or Restricted Subsidiary is a party (other than the Loan Documents) that is material to the business, operations, assets, properties or condition of the Credit Parties and their Restricted Subsidiaries, taken as a whole, including any material investment management agreement, investment advisory agreement, sub-advisory agreement or similar agreement that is material the Credit Parties and their Restricted Subsidiaries, taken as a whole. “Material Environmental Liabilities” means Environmental Liabilities which have had or could reasonably be expected to have, a Material Adverse Effect. “Maximum Lawful Rate” as defined in Section 2.3(d). “Maximum Revolving Loan Balance” as defined in Section 2.1(b). “MNPI” as defined in Section 10.10(a). “Moody’s” means Moody’s Investors Service, Inc. “Multiemployer Plan” means any multiemployer plan, as defined in Section 3(37) or 4001(a)(3) of ERISA, as to which any ERISA Affiliate incurs or otherwise has or could have any obligation or Liabilities. “Net Issuance Proceeds” means, in respect of any issuance of Equity Interests or incurrence of Indebtedness, cash proceeds (including cash proceeds as and when received in respect of non-cash proceeds received or receivable in connection with such issuance), net of underwriting discounts and commissions, investment banking and underwriting fees, all accountants’ and attorneys’ fees, and customary

39 6002802639.21 out-of-pocket fees, costs and expenses paid or incurred in connection therewith in favor of any Person other than any Credit Party or any Affiliate thereof. “Net Proceeds” means proceeds in cash, checks or other cash equivalent financial instruments (including Cash Equivalents) as and when received by the Person making an Asset Sale, as well as insurance proceeds and condemnation and similar awards received on account of an Event of Loss, net of, in each case: (a) in the event of an Asset Sale (i) reasonable and documented out-of-pocket costs, fees and expenses actually incurred and paid to third parties that are not Credit Parties or Affiliates thereof in connection with such Asset Sale, including legal, accounting, investment banking, brokerage, advisory and similar fees and expenses, (ii) the amount of sales, use or other Taxes (including, without limitation, sale, transfer, use, other transaction Taxes, income Taxes and deed or mortgage recording Taxes) paid or payable as a result thereof (including the amount of distributions made to permit any direct or indirect owner of a Credit Party to pay Taxes attributable to or arising from such Asset Sale), (iii) principal, interest, premiums, penalties and breakage costs on Indebtedness, other than the Obligations and other Indebtedness secured on a pari passu or junior basis to the Obligations, that is secured by a Lien on the asset subject to such Asset Sale, is required to be repaid in connection with such Asset Sale and is actually repaid when required, (iv) any escrow or reserve for any indemnification payments (fixed or contingent) attributable to seller’s indemnities and representations and warranties to purchaser in respect of the applicable Asset Sale undertaken by Ultimate Parent, each Holding Company, the Borrower or any Restricted Subsidiary or other liabilities in connection with such Asset Sale (provided that upon release of any such escrow or reserve, the amount released shall be considered Net Proceeds), and (v) in the case of any Asset Sale by a Restricted Subsidiary that is not a Wholly-Owned Subsidiary, the pro rata portion of the Net Proceeds thereof (calculated without regard to this clause (v)) attributable to minority interests and not available for distribution to or for the account of a Credit Party or Restricted Subsidiary as a result thereof; and (b) in the event of an Event of Loss, (i) amounts actually applied to repair or reconstruct the affected Property or otherwise reinvested in replacement assets, in each case solely to the extent permitted under Section 2.8 and within the reinvestment period specified therein, (ii) all reasonable and documented out-of-pocket costs and expenses actually incurred and paid to third parties that are not Credit Parties or Affiliates thereof in connection with the collection of such proceeds, award or other payments, (iii) any amounts retained by or paid to parties (excluding any Credit Party or Affiliate thereof) having superior rights to such proceeds, awards or other payments, (iv) in the case of any Event of Loss by a Restricted Subsidiary that is not a Wholly-Owned Subsidiary, the pro rata portion of the Net Proceeds thereof (calculated without regard to this clause (iv)) attributable to minority interests and not available for distribution to or for the account of a Credit Party or Restricted Subsidiary as a result thereof, (v) the amount of sales, use or other Taxes (including, without limitation, sale, transfer, use, other transaction Taxes, income Taxes and deed or mortgage recording Taxes) paid or payable as a result thereof (including the amount of distributions made to permit any direct or indirect owner of a Credit Party to pay Taxes attributable to or arising from such Event of Loss), (vi) principal, interest, premiums, penalties and breakage costs on Indebtedness, other than the Obligations and other Indebtedness secured on a pari passu or junior basis to the Obligations, that is secured by a Lien on the asset subject to such Event of Loss, is required to be repaid in connection with such Event of Loss and is actually repaid when required, and (vii) any escrow or reserve for any indemnification payments (fixed or contingent) attributable to seller’s indemnities and representations and warranties to purchaser in respect of the applicable Event of Loss undertaken by Ultimate Parent, each Holding Company, the Borrower or any Restricted Subsidiary or other liabilities in connection with such Event of Loss (provided that upon release of any such escrow or reserve, the amount released shall be considered Net Proceeds). “Non-Loan Party Debt Cap” as defined in Section 6.5. “Non-Loan Party Investment Cap” as defined in Section 6.4. “Non-U.S. Credit Party” means any Credit Party other than a U.S. Credit Party.

40 6002802639.21 “Non-U.S. Lender Party” means each of Administrative Agent, each Lender, each SPV and each participant, in each case that is not a U.S. Lender Party. “Note” means any Revolving Note or Term Note and “Notes” means all such Notes. “Notice of Borrowing” means a written notice given by the Borrower to Administrative Agent pursuant to Section 2.5, in substantially the form of Exhibit 1.1(b) hereto. “Notice of Conversion/Continuation” as defined in Section 2.6(a). “Obligations” means all Loans and other Indebtedness, premiums (including any Prepayment Premium, make-whole, or exit fee), advances, debts, liabilities, obligations, covenants and duties owed or owing from time to time by any Credit Party to any Lender, the Administrative Agent, any Secured Swap Provider or any Person required to be indemnified that arise under any Loan Document or any Secured Rate Contract or letter of credit reimbursement or similar agreement, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired (and including interest, fees and expenses that accrue after the commencement by or against any Credit Party or Restricted Subsidiary of any Insolvency Proceeding, regardless of whether such interest, fees, premiums, indemnities or expenses are allowed or allowable claims in such proceeding); provided, that Obligations of any Guarantor shall not include any Excluded Rate Contract Obligations solely of such Guarantor. “OFAC” as defined in Section 4.21(a). “Outbound Investment Rules” means any Requirements of Law administered or enforced by the U.S. Department of the Treasury or any other Governmental Authority relating to outbound investments in covered national security technologies and products, including any implementing regulations with respect thereto. “Organization Documents” means, with respect to any Person, as applicable, its certificate or articles of incorporation, certificate of formation, certificate of organization, memorandum of association, articles of association, bylaws, limited liability company agreement, operating agreement, partnership agreement, limited partnership agreement, constitutional documents, charter documents, statute, shareholders’ agreement, stockholders’ agreement, voting agreement, certificate of designation, certificate of determination or other instrument relating to the rights of preferred shareholders or other holders of Equity Interests, register of members or shareholders, and any other document, instrument, agreement or filing under the laws of such Person’s jurisdiction of organization, incorporation or formation that governs or evidences (a) the formation, existence, governance, ownership, management or control of such Person, (b) the manner of election, appointment, removal, authority or duties of the directors, managers, officers, partners, members, trustees or other similar persons of such Person or (c) the designation, amount, rights, limitations, preferences or privileges of any Equity Interests of such Person. “Other Connection Taxes” means, with respect to any Secured Party, Taxes imposed as a result of a present or former connection between such Secured Party and the jurisdiction imposing such Tax, other than any such connection arising solely from the Secured Party having executed, delivered, become a party to, performed its obligations or received a payment under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document or sold or assigned an interest in any Loan or Loan Document.

41 6002802639.21 “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 10.20). “Outstanding Items” as defined in Section 5.17. “Parent Entity” means any Person or group of Persons of which Holdings is a direct or indirect Subsidiary. “Participant Register” as defined in Section 10.9(f). “Participating Lender” as defined in Section 10.20. “Patents” means letters patent and applications therefor. “PBGC” means the United States Pension Benefit Guaranty Corporation or any successor thereto. “Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Permits” means, with respect to any Person, any permit, approval, authorization, license, registration, certificate, concession, grant, franchise, variance or permission from, and any other Contractual Obligations with any Governmental Authority, in each case, whether or not having the force of law or regulation and applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject. “Permitted Acquisition” means any Acquisition by Borrower or a Restricted Subsidiary of Borrower, in each case, to the extent that each of the following conditions shall have been satisfied: (a) the Borrower shall have delivered to Administrative Agent: (i) at least five (5) Business Days prior to the consummation thereof (or such shorter period as the Administrative Agent may reasonably accept), a certificate of a Responsible Officer of the Borrower demonstrating, on a Pro Forma Basis after giving effect to the consummation of such Acquisition and the incurrence or assumption of any Indebtedness in connection therewith, calculated as of the last day of the most recent Test Period preceding the date on which the Acquisition is consummated, that the Total Net Leverage Ratio does not exceed the maximum Total Net Leverage Ratio permitted under Section 7.1 as of the last day of the most recently ended Test Period; provided that, in the case of any Acquisition that the Borrower has elected to treat as a Limited Condition Acquisition pursuant to Section 1.5 to be financed with (1) an Incremental Term Loan, (2) a DDTL, (3) Incremental Equivalent Debt or (4) the Availability Equity Amount, the Total Net Leverage Ratio shall be tested, at the Borrower’s option, either on the date of consummation of such Limited Condition Acquisition or on the LCA Test Date; (ii) as soon as available, executed counterparts of the respective material agreements, documents, consents and approvals pursuant to which such Acquisition is to be consummated; and (iii) for any Permitted Acquisition with a total enterprise value that exceeds the greater of (x) $15,330,000 and (y) 40% of Consolidated EBITDA as of the most recently ended Test Period, delivery of a customary buy-side quality of earnings report prepared by a third-party regionally or nationally

42 6002802639.21 recognized accountant and, to the extent available, material diligence information or reports as reasonably requested by the Administrative Agent or KLIM Representative; provided, that, no quality of earnings report shall be required for any Acquisition described in clause (d) of the definition of “Acquisition”; (b) such Acquisition shall be consensual, and if applicable, shall have been approved by the board of directors (or other similar governing body) and/or the stockholders or other equityholders of the Target; (c) no Event of Default shall exist at the time of the consummation of such Acquisition; provided, solely with respect to (i) a Limited Condition Acquisition funded by an Incremental Term Loan, the Persons providing such Incremental Term Loan, may agree to a “Funds Certain Provision” that imposes as a condition to funding thereof that (x) no Default or Event of Default shall exist, at the Borrower’s option, either (A) on the LCA Test Date or (B) on the date of consummation of such Limited Condition Acquisition and (y) no Default or Event of Default under Section 8.1(a), Section 8.1(f) or Section 8.1(g) shall exist on the date of consummation of such Limited Condition Acquisition and (ii) a Limited Condition Acquisition that is funded by a DDTL, the condition shall be that no Event of Default shall exist, at the Borrower’s option, either (A) on the LCA Test Date or (B) on the date of consummation of such Limited Condition Acquisition; provided that, if tested on the LCA Test Date, no Default or Event of Default under Section 8.1(a), Section 8.1(f) or Section 8.1(g) shall exist on the date of consummation of such Limited Condition Acquisition; (d) the total consideration paid or payable (including all transaction costs, Indebtedness incurred, assumed and/or reflected (or that shall be reflected) on a consolidated balance sheet of the Credit Parties and their Restricted Subsidiaries after giving effect to such Acquisition and the maximum amount of all deferred payments, including Contingent Acquisition Consideration but excluding equity issued to sellers of a Target) (such amounts, collectively, the “Acquisition Consideration”) for all Acquisitions of (A) the Equity Interests of a Target not organized in a Designated Jurisdiction or that does not become a Credit Party, (B) Property that is located outside of a Designated Jurisdiction or that is owned or held by any Person that is not organized in a Designated Jurisdiction and/or (C) Property that does not constitute Collateral (without regard to any Excluded Property), consummated during the term of this Agreement, shall be subject to the Non-Loan Party Investment Cap; (e) except in the case of an Acquisition described in clause (d) of the definition thereof, the business, division, asset or Person acquired generated positive Consolidated EBITDA (calculated in a manner consistent with the definition of Consolidated EBITDA) for the four consecutive Fiscal Quarter period of such Person immediately preceding such Acquisition; and (f) all actions required pursuant to Section 5.13 shall have been taken or shall be taken within the time periods required in such Section. “Permitted Liens” as defined in Section 6.1. “Permitted Refinancing” means Indebtedness constituting a refinancing, refunding, renewal, replacement, defeasance, discharge or extension, including any successive Permitted Refinancing, of any Indebtedness permitted hereunder that: (a) has an aggregate outstanding principal amount or accreted value not greater than the aggregate principal amount of the Indebtedness being refinanced, refunded, renewed, replaced, defeased, discharged or extended, except by an amount equal to the unpaid accrued interest and premium thereon, defeasance costs and other customary amounts paid and fees and expenses incurred in connection therewith;

43 6002802639.21 (b) has a Weighted Average Life to Maturity (measured as of the date of such refinancing or extension) and maturity no shorter than that of the Indebtedness being refinanced, refunded, renewed, replaced, defeased, discharged or extended and, in the case of any revolving Indebtedness, no earlier scheduled commitment reductions; (c) is not entered into as part of a sale leaseback transaction; (d) is not secured by a Lien on any assets other than the Property, if any, securing the Indebtedness being refinanced, refunded, renewed, replaced, defeased, discharged or extended; (e) has no obligors other than the obligors of the Indebtedness being refinanced, refunded, renewed, replaced, defeased, discharged or extended; (f) is payment and/or Lien subordinated to the Obligations at least to the same extent and in the same manner as the Indebtedness being refinanced, refunded, renewed, replaced, defeased, discharged or extended (or if the Indebtedness being refinanced, refunded, renewed, replaced, defeased, discharged or extended is secured on a pari passu basis to the Obligations, is secured on the same or lesser basis) and is unsecured if the Indebtedness being refinanced, refunded, renewed, replaced or extended is unsecured; and (g) is otherwise on terms not materially less favorable, taken as a whole, to the Credit Parties and their Restricted Subsidiaries (as determined in good faith by the Borrower) than those of the Indebtedness being refinanced, refunded, renewed, replaced, defeased, discharged or extended (excluding the impact of any change in pricing to reflect then current market conditions). Notwithstanding the foregoing, all Permitted Refinancings in respect of Indebtedness otherwise constituting ROFR Debt shall be subject to, and shall satisfy in all respects, all of the ROFR Provisions. “Permitted Repricing Amendment” as defined in Section 10.1(f). “Permitted Surviving Debt” means indebtedness outstanding on the Closing Date and set forth on Schedule 6.5. “Person” means any individual, partnership, corporation (including a business trust and a public benefit corporation), joint stock company, estate, association, firm, enterprise, trust, limited liability company, unincorporated association, joint venture and any other entity or Governmental Authority. “Plan” means any employee pension benefit plan (as defined in Section 3(2) of ERISA) established or maintained by any Credit Party or any Subsidiary of a Credit Party or, with respect to any such plan subject to Title IV of ERISA, any other ERISA Affiliate. “Preferred Stock” means, with respect to any Person, any and all preferred or preference Equity Interests (however designated) of such Person whether now outstanding or issued after the Closing Date. “Prepayment Event” means the occurrence of any of the following with respect to all or any portion of the Term Loans of any Class or Classes: (a) any optional prepayment pursuant to Section 2.7(a), (b) any mandatory prepayment pursuant to Section 2.8(d), (c) any assignment, purchase or other transfer in connection with the replacement of any non-consenting Lender pursuant to Section 10.20, (d) any refinancing, replacement, renewal or repayment of any Term Loans with refinancing loans or other Indebtedness, including any settlement pursuant to Section 2.11 or any transaction effected by means of a cashless roll or cashless settlement, and (e) any acceleration of the Obligations pursuant to Article VIII or

44 6002802639.21 any payment, repayment or deemed payment of the Term Loans upon or after such acceleration or upon or after the occurrence of any Event of Default under Section 8.1(f) or Section 8.1(g). “primary obligations” or “primary obligor” shall have the meanings assigned to such terms in the definition of “Contingent Obligations.” “Private Side Information” as defined in Section 10.10(a)(iii). “Pro Forma Basis” and “Pro Forma Effect” means, with respect to compliance with any test or covenant or calculation of any ratio hereunder, the determination or calculation of such test, covenant or ratio (including in connection with Subject Transactions) in accordance with Section 1.6. “Pro Forma Compliance” means, with respect to the covenant in Section 7.1, compliance on a Pro Forma Basis with such covenant in accordance with Section 1.6. “Property” means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible, including, for the avoidance of doubt and without limitation, any Equity Interests, Company Fund interests, investment management agreements, investment advisory agreements, sub-advisory agreements, client accounts, books of business, assets under management, revenue streams, revenue participation interests or similar economic rights. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” as defined in Section 10.10(a)(i). “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “Qualifying Term Loans” as defined in Section 2.7(d)(iii). “Real Estate” means any real property owned, leased, subleased or otherwise operated or occupied by any Credit Party or any Restricted Subsidiary of any Credit Party. “Register” as defined in Section 2.4(b). “Rejection Notice” as defined in Section 2.8(f). “Related Indemnified Persons” means, with respect to an Indemnitee (1) any controlling person or any Affiliate of such Indemnitee, (2) the respective directors, officers, or employees of such Indemnitee or any of its controlling persons or any of its Affiliates and (3) the respective agents, advisors and representatives of such Indemnitee or any of its controlling persons or any of its Affiliates, in the case of this clause (3), acting at the instructions of such Indemnitee, controlling person or such Affiliate (it being understood and agreed that the Administrative Agent, advisor or representative of such Indemnitee or any of its controlling persons or any of its Affiliates engaged to represent or otherwise advise such Indemnitee, controlling person or Affiliate in connection with the Loan Documents shall be deemed to be acting at the instruction of such person). “Related Persons” means, with respect to any Person, each Affiliate of such Person and each director, manager, officer, employee, agent, trustee, representative, attorney, accountant, consultant, legal, financial or other advisor or other professional of or to such Person or any of its Affiliates, including any

45 6002802639.21 such Person retained in connection with the negotiation, documentation, diligence, syndication, administration, enforcement or attempted satisfaction of any condition under the Loan Documents. “Releases” means any release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal or dumping of Hazardous Material into or through the environment. “Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto. “Repatriation” as defined in Section 2.8(h). “Replacement Lender” as defined in Section 10.20. “Required Lenders” means at any time (a) Lenders then holding more than fifty percent (50%) of the sum of the Aggregate Revolving Loan Commitment then in effect, the Aggregate DDTL Commitment then in effect, if any, plus the aggregate unpaid principal balance of the Term Loans then outstanding, or (b) if the Aggregate Revolving Loan Commitments have terminated, Lenders then holding more than fifty percent (50%) of the aggregate unpaid principal amount of Loans then outstanding; provided that, at any time when (i) one or more KLIM Lenders hold Loans representing 30% or more of the aggregate principal amount of Loans outstanding under this Agreement at such time, Required Lenders must include the KLIM Lenders for all purposes and (ii) Diameter and its Approved Funds hold Loans representing 30% or more of the aggregate principal amount of Loans outstanding under this Agreement at such time, Required Lenders must include Diameter (this proviso, the “30% Inclusion Right”); provided further that no amendment, joinder, waiver, consent or similar modification hereunder or under any other Loan Document, and no other document effectuating any transaction under the Loan Documents, shall, without the prior written consent of KLIM or Diameter, as applicable, have the effect of causing the KLIM Lenders or Diameter, as applicable, to cease to constitute, or be required to be included as Required Lenders hereunder; provided further that no Lender shall be deemed to constitute, or be required to be included in, the Required Lenders pursuant to the 30% Inclusion Right if such Lender would not satisfy the 30% threshold set forth therein but for any amendment, joinder, waiver, consent, assignment, borrowing, funding, prepayment, repayment, commitment increase, commitment reduction or other transaction undertaken principally to cause such Lender to satisfy such threshold. Such portion of the Aggregate Revolving Loan Commitment (or Revolving Loans, as applicable), Aggregate DDTL Commitment and aggregate unpaid principal amount of the Term Loans then outstanding, as applicable, held or deemed held by a Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders at any time. “Requirement of Law” means, with respect to any Person, the common law and any federal, state, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of, any Governmental Authority, in each case whether or not having the force of law and that are applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

46 6002802639.21 “Responsible Officer” means the chief executive officer, company secretary, or the president of the Borrower, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants or delivery of financial information, the chief financial officer or the treasurer of the Borrower, or any other officer having substantially the same authority and responsibility. “Restricted Debt Payments” as defined in Section 6.12. “Restricted Subsidiary” means any Subsidiary of Ultimate Parent other than an Unrestricted Subsidiary; provided that, upon any Unrestricted Subsidiary ceasing to be an Unrestricted Subsidiary pursuant to Section 5.15, such Subsidiary shall be included in the definition of “Restricted Subsidiary”. “Revolving Credit Facility” means the credit facility hereunder represented by the Revolving Loan Commitments. “Revolving Lender” means each Lender with a Revolving Loan Commitment or, without duplication, that holds Revolving Loans. “Revolving Loan” means a Loan made or deemed to have been made pursuant to Section 2.1(b), Section 2.1(c)(vi)(B) or in connection with Extended Revolving Loan Commitments. “Revolving Loan Commitment” means, with respect to each Revolving Lender, the commitment of such Revolving Lender to make Revolving Loans, which initial commitments are set forth opposite such Lender’s name in Schedule 2.1(b) under the heading “Revolving Loan Commitments”, as such commitment may be (a) reduced from time to time pursuant to this Agreement and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Revolving Lender pursuant to an Assignment, (ii) the incurrence of Incremental Revolving Facilities or (iii) an Extension with respect to Extended Revolving Loan Commitments. As of the Closing Date, the aggregate Commitments in respect of Revolving Loans will be an amount equal to the Aggregate Revolving Loan Commitment. “Revolving Note” means a promissory note of the Borrower payable to a Lender in substantially the form of Exhibit 1.1(c) hereto, evidencing Indebtedness of the Borrower under the Revolving Loan Commitment of such Lender. “Revolving Termination Date” means the earlier to occur of: (a) October 19, 2032; and (b) the date on which the Aggregate Revolving Loan Commitment shall terminate in accordance with the provisions of this Agreement; provided that the reference to Revolving Termination Date with respect to Extended Revolving Loan Commitments whose maturity has been established pursuant to Section 10.1(g) shall be the date to which such Revolving Termination Date shall have been so extended or such maturity date as so established. “ROFR Debt” means any of the following if secured or purported to be secured pari passu with the Closing Date Term Loans and Revolving Loans: any Incremental Loan, Incremental Term Loan Commitment, Incremental Revolving Facility, Incremental Equivalent Debt, any Permitted Repricing Amendment, acquisition debt, or any Permitted Refinancing or commitments in respect of any of the foregoing or any other Indebtedness incurred under this Agreement or pursuant to any debt basket under this Agreement, other than any such Indebtedness incurred in connection with a Change of Control transaction that results in the repayment in full in cash of all of the Obligations and all other ROFR Debt (in each case other than any contingent indemnity obligations for which no claim has been made) and a termination of all unfunded commitments hereunder or thereunder.

47 6002802639.21 “ROFR Provisions” means, with respect to any incurrence or proposed incurrence of ROFR Debt or any commitments related thereto from time to time, the following requirements: (a) the Borrower shall deliver written notice to the Administrative Agent, Diameter and the KLIM Representative setting forth (i) the amount of such ROFR Debt or any commitments related thereto being requested, (ii) the proposed effective date, which shall not be less than twenty (20) days nor more than sixty (60) days after the date of such notice unless otherwise agreed by the Administrative Agent acting at the direction of the KLIM Representative, and (iii) all substantive terms of the proposed ROFR Debt and any commitments related thereto; (b) until the Equal Share Date, Diameter shall have the first opportunity to provide such ROFR Debt or commitments related thereto, in whole or in part, on the terms set forth in such notice, but only up to the amount required to cause the Equal Share Date to occur; provided that any portion of such ROFR Debt or commitments related thereto in excess of the amount required or necessary to cause the Equal Share Date to occur shall not be subject to Diameter’s priority right under this clause (b) and shall instead be subject to the ratable right of first refusal described in clauses (d) and (e) of this definition; (c) Diameter shall notify the Borrower, the Administrative Agent and the KLIM Representative of its intention to provide or decline to provide the ROFR Debt or commitments related thereto that it has the first opportunity to provide pursuant to clause (b) within seven (7) Business Days after receipt of the notice described in clause (a). If Diameter elects not to provide all or any portion of such ROFR Debt or commitments, or is deemed to decline such opportunity by failing to respond within such seven (7) Business Day period, the declined portion shall be offered to the KLIM Lenders on the same terms, and the KLIM Lenders shall have seven (7) Business Days after receipt of such offer to elect to provide all or any portion of such declined amount. The proposed effective date for such ROFR Debt or commitments shall be automatically extended to the extent necessary to give effect to the response periods set forth in this clause (c); (d) from and after the Equal Share Date, the right of first refusal shall convert permanently to a ratable right of first refusal for Diameter and the KLIM Lenders based on their respective Covered Debt Shares; (e) from and after the Equal Share Date, each of Diameter and the KLIM Lenders shall have the first opportunity to provide its ratable share of such ROFR Debt or commitments related thereto on the terms set forth in the notice described in clause (a), and each shall have the opportunity to provide any portion of such ROFR Debt or commitments that the other party elects not to provide or is deemed to have declined; (f) if, after complying with all of the ROFR Provisions in respect of any ROFR Debt, the Borrower seeks ROFR Debt or commitments related thereto from prospective lenders other than Diameter or the KLIM Lenders and the terms of such ROFR Debt or commitments change adversely in any material respect (from the perspective of the Borrower) from the terms presented to Diameter and the KLIM Lenders (as determined in good faith by the Borrower), the Borrower shall cease discussions with such prospective lenders and re-apply these ROFR Provisions to the revised terms, and this clause (f) shall apply to each successive material change; provided, that, rather than seven (7) Business Days after receipt of the updated terms to elect to provide the ROFR Debt, Diameter and the KLIM Lenders shall have three (3) Business Days to make their respective elections to do so; and (g) notwithstanding anything herein to the contrary, these ROFR Provisions shall not apply to ROFR Debt incurred in connection with a Change of Control transaction that results in the concurrent

48 6002802639.21 repayment in full in cash of all Obligations and all outstanding ROFR Debt and the termination of all commitments hereunder or thereunder. For the avoidance of doubt, the occurrence of the Equal Share Date shall be permanent and at all times thereafter the ROFR Provisions shall be applied in accordance with the ratable right of first refusal described in clauses (d) and (e) of this definition, notwithstanding any subsequent decreases or increases Diameter’s Covered Debt Share of the KLIM Lenders’ Covered Debt Share. It is right of first refusal hereunder belongs to Diameter and the KLIM Entities, respectively, in their individual capacity as Lenders hereunder and such right shall not be assigned. “S&P” means Standard & Poor’s Rating Services. “Sale” as defined in Section 10.9(b). “Sanctioned Country” as defined in Section 4.21(a). “Sanctioned Person” as defined in Section 4.21(a). “Sanctions” as defined in Section 4.21(a). “SEC” means the Securities and Exchange Commission or any Governmental Authority succeeding to any of its principal functions. “Secured Party” means Administrative Agent, each Lender, each other Indemnitee and each other holder of any Obligation of a Credit Party including each Secured Swap Provider. “Secured Rate Contract” means any Hedging Agreement between the Borrower (or other Credit Party, excluding Ultimate Parent and any Holding Company) and the counterparty thereto, (i) where said counterparty is (or was at the time such Hedging Agreement was entered into) the Administrative Agent, a Lender or an Affiliate of the Administrative Agent or a Lender, or (ii) which Administrative Agent and the KLIM Representative have acknowledged in writing constitutes a “Secured Rate Contract” hereunder; provided that, with respect to this clause (ii), such Secured Rate Contract is designated as a Secured Rate Contract in a Secured Swap Provider Designation Notice executed by the Borrower and such counterparty and delivered to the Administrative Agent, provided further that the Borrower shall not deliver any Secured Swap Provider Designation Notice with respect to any Secured Rate Contract that (i) is entered into for speculative purposes, (ii) is designed to hedge against anything other than interest rate exposure and/or (iii) hedges against exposure to interest rates that are applicable to outstanding principal amounts of Indebtedness that, when taken together with the outstanding principal amounts of Indebtedness underlying interest rates that are the subject of any other Secured Rate Contract, exceeds 110% of the then outstanding principal amounts of Indebtedness in the aggregate. The designation of any Hedging Agreement as a Secured Rate Contract shall not create in favor of the applicable Secured Swap Provider any right to direct the Administrative Agent, approve or object to any release of Collateral or Guarantors, or consent to any amendment, waiver or other modification of any Loan Document, except in its capacity as a Lender to the extent applicable. “Secured Swap Provider” means (i) the Administrative Agent, a Lender or an Affiliate of the Administrative Agent or a Lender (or a Person who was the Administrative Agent, a Lender or an Affiliate of the Administrative Agent or a Lender at the time of execution and delivery of a Hedging Agreement) who has entered into a Secured Rate Contract with the Borrower (or other Credit Party, excluding Ultimate Parent and each Holding Company), (ii) a Person with whom the Borrower (or other Credit Party, excluding Ultimate Parent and each Holding Company) has entered into a Secured Rate Contract for which Diameter

49 6002802639.21 has provided credit enhancement through either an assignment right or a letter of credit in favor of such Person and any assignee thereof or (iii) any other counterparty to a Secured Rate Contract. “Secured Swap Provider Designation Notice” means that certain Secured Swap Provider Designation Notice in the form of Exhibit 1.1(e). “Seller Notes” means any promissory note or notes issued by one or more of the Borrower or a Restricted Subsidiary in respect of any Permitted Acquisition as partial consideration in connection with such Permitted Acquisition, other than Contingent Acquisition Consideration. “Senior Representative” means, with respect to any secured Incremental Equivalent Debt permitted under this Agreement or any Permitted Refinancing thereof, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities. “Series C Preferred Stock” means the Series C Cumulative Convertible Preferred Stock of Ultimate Parent. “Settlement Date” as defined in Section 2.11(b). “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Borrowing” means, as to any Borrowing, the SOFR Loans comprising such Borrowing. “SOFR Loan” means a Loan that bears interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (c) of the definition of “Base Rate”. “Software” means (a) all computer programs, including source code and object code versions, (b) all data, databases and compilations of data, whether machine readable or otherwise, and (c) all documentation, training materials and configurations related to any of the foregoing. “Solvency Certificate” means a certificate substantially in the form attached hereto as Exhibit 1.1(d), which shall be executed by the chief financial officer or chief executive officer (or officer with analogous duties) of Ultimate Parent. “Solvent” means, with respect to any Person as of any date of determination, that, as of such date, (i) the sum of the debt (including contingent liabilities) of such Person and its Subsidiaries, taken as a whole, does not exceed the fair value on a going concern basis of the present assets of such Person and its Subsidiaries, taken as a whole; (ii) the capital of such Person and its Subsidiaries, taken as a whole, is not unreasonably small in relation to the business of such Person and its Subsidiaries, taken as a whole, contemplated as of such date; and (iii) such Person and its Subsidiaries, taken as a whole, do not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to generally pay such debt as they mature in the ordinary course of business. For the purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

50 6002802639.21 “Specified Equity Contribution” as defined in Section 7.2. “Specified Financial Statements” means (a) the audited financial statements of the Ultimate Parent and its subsidiaries as of, and for the period ending, December 31, 2025 and otherwise included in the Ultimate Parent’s Form 10-K filing made on March 31, 2026; and (b) the internally prepared financial statements of the Ultimate Parent and its subsidiaries as of, and for the period ending, June 30, 2026 and otherwise included in the Ultimate Parent’s Form 10-Q filing made on August 10, 2026. “Specified Representations” means the representations and warranties of the Borrower and the other Credit Parties contained in Sections 4.1(a), 4.1(b)(ii) (solely as it relates to the Loan Documents), 4.2(a), 4.2(b)(i), 4.4, 4.8(a)(i), 4.8(a)(ii), 4.8(b), 4.13 and 4.14 of this Agreement and Section 4.2 of the Guaranty and Security Agreement (and any equivalent representation in any other Collateral Document). “SPV” means any special purpose funding vehicle identified as such in a writing by any Lender to Administrative Agent. “Subject Permitted Investment” as defined in Section 6.2(n). “Subject Transaction” means any Investment that results in a Person becoming a Restricted Subsidiary, any designation of a Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary, any Permitted Acquisition or any Asset Sale that results in a Restricted Subsidiary ceasing to be a Restricted Subsidiary of Ultimate Parent, any Investment constituting an acquisition of assets constituting a business unit, line of business or division of, or all or substantially all of the Equity Interests of, another Person, or any Asset Sale of a business unit, line of business or division of Ultimate Parent or a Restricted Subsidiary, in each case whether by merger, consolidation, amalgamation or otherwise, or any incurrence or repayment of Indebtedness (other than Indebtedness incurred or repaid under any revolving credit facility or line of credit), Dividend or incurrence of an Incremental Facility that by the terms of this Agreement requires such test to be calculated on a “Pro Forma Basis” or after giving “Pro Forma Effect”. “Subordinated Indebtedness” means any Indebtedness of any Credit Party that is, or is purported to be, (a) subordinated or junior in right of payment, by contract, operation of law or otherwise, to any Obligations or (b) secured by any Lien on any Collateral that is, or is purported to be, junior or subordinated in priority to any Lien securing or purporting to secure any Obligations. “Subsidiary” means, with respect to any Person, as of any date, any corporation, partnership, limited liability company, association, joint venture or other business entity of which Equity Interests representing more than 50% of the ordinary voting power for the election of the Governing Body thereof or 50% of the economic interest or other ownership interests entitled to receive distributions of profits, losses and/or assets are, as of such date, directly or indirectly owned, beneficially or of record, controlled or held by such Person and/or one or more Subsidiaries of such Person. Unless otherwise specified, all references herein to a “Subsidiary” or “Subsidiaries” shall refer to a Subsidiary or Subsidiaries (direct or indirect) of Ultimate Parent. Notwithstanding anything to the contrary herein, no Company Fund or Insolvent UK Subsidiary shall be deemed to be a Subsidiary of any Credit Party or other Subsidiary thereof. “Swiss Guarantor” means any Swiss Subsidiary that is a Guarantor. “Swiss Security Documents” means, collectively, any Swiss law governed document entered into to create or perfect Swiss Security Interests, in each case in form and substance reasonably satisfactory to the Administrative Agent and the KLIM Representative. “Swiss Security Interests” means the Liens created under the Swiss Security Documents.

51 6002802639.21 “Swiss Subsidiary” means any Subsidiary incorporated or established under the laws of Switzerland. “Target” means any other Person or business unit, asset group or division of any other Person acquired or proposed to be acquired in an Acquisition. “Tax Group” as defined in Section 6.8(c). “Tax Receivable Agreement” means that certain Tax Receivable Agreement, dated as of January 3, 2023, by and among Alvarium Tiedemann Holdings, Inc., a Delaware corporation, as the “Purchaser,” ALTI Global Capital, LLC as the “Umbrella” and each of the other persons from time to time party thereto as the “Sellers”. “Tax Return” as defined in Section 4.10. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Lender” means each Lender that holds a Term Loan Commitment or a Term Loan. “Term Loan” means any term loan made hereunder pursuant to Section 2.1(a) (including initial Term Loans and any DDTL), including, unless the context shall otherwise require, any Incremental Term Loan and any Extended Term Loan. “Term Loan Commitment” means, with respect to each Lender, the amount set forth opposite such Lender’s name in Schedule 2.1(a) under the heading “Term Loan Commitment”, as amended to reflect Assignments and as such amount may be reduced or increased pursuant to this Agreement. Unless the context shall otherwise require, the term “Term Loan Commitments” shall include any Incremental Term Loan Commitment of such Lender as set forth in any amendment under Section 2.1(e), any commitment to extend Term Loans of such Lender under Section 10.1(g) and any DDTL Commitment. As of the Closing Date, the aggregate Term Loan Commitment is $60,000,000 (of which $32,000,000 consists of DDTL Commitments). “Term Loan Maturity Date” means October 19, 2032. “Term Note” means a promissory note of the Borrower payable to a Lender, in substantially the form of Exhibit 1.1(c) hereto, evidencing the Indebtedness of the Borrower to such Lender resulting from the Term Loan made to the Borrower by such Lender or its predecessor(s). “Term SOFR” means, (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference

52 6002802639.21 Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) as administrator of the Term SOFR Reference Rate (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Test Period” means, for any date of determination under this Agreement, the four consecutive Fiscal Quarters of Ultimate Parent most recently ended as of such date of determination for which financial statements have been delivered or are required to have been delivered under Section 5.1. “TIG Advisors” means a collectively reference to TIG Trinity GP, LLC, TFI Partners, LLC, TIG Opportunity Partners, LLC, TIG Trinity Management, LLC, TIG Trinity Management, Inc. and TIG Advisors, LLC. “TIG Advisors Conversion” means the exchange of all Equity Interests directly or indirectly held by the Borrower in TIG Advisors for a non-voting Equity Interest representing a revenue participation interest in the operations of TIG Advisors; provided after giving effect to such exchange, the interest in TIG Advisors shall be a GP Stake hereunder. “TIG Advisors Conversion Date” means April 19, 2027 or such later date as approved by the Administrative Agent. “Title IV Plan” means a pension plan subject to Title IV of ERISA, other than a Multiemployer Plan, to which any ERISA Affiliate incurs or otherwise has or could have any obligation or Liabilities. “Total Net Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Net Indebtedness as of such date to (b) Consolidated EBITDA for the applicable Test Period. “Trade Control Laws” shall have the meaning set forth in Section 4.21(a). “Trademark” means trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers and, in each case, all goodwill associated therewith, all registrations and recordations thereof and all applications in connection therewith.

53 6002802639.21 “Transactions” means (a) the execution and delivery of the Loan Documents and the funding of the Loans on the Closing Date and (b) the payment of fees and expenses in connection therewith. “TTC” means Tiedemann Trust Company, a trust company organized under the laws of the State of Delaware. “TWCH” means Tiedemann Wealth Management Holdings, LLC, a Delaware limited liability company. “U.S. Credit Party” means any Credit Party incorporated, organized or otherwise formed under the laws of the United States, any state thereof or the District of Columbia. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Lender Party” means each of Administrative Agent, each Lender, each SPV and each participant, in each case that is a “United States” person as defined in Section 7701(a)(30) of the Code. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York, provided, however, that if creation, perfection, effect of perfection or non-perfection, and priority of the Administrative Agent's or any other Secured Party's Lien in or upon any item or portion of Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Bail-In Legislation” means Part I of the United Kingdom Banking Act 2009 and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings). “UK Debenture” means the English law governed debenture dated as of the Closing Date among each UK Guarantor and the Administrative Agent creating fixed and floating charges over its undertaking, property, and assets and, if applicable, supplemental English law governed security documents (including share charges, account charges, or intellectual property security), in each case, as may be amended, restated or otherwise modified from time to time and in form and substance acceptable to the Administrative Agent and the KLIM Representative. “UK Guarantor” means any UK Subsidiary that is a Guarantor. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

54 6002802639.21 “UK Security Documents” means, collectively, (a) the UK Debenture, (b) the UK Share Charge and each other English law governed share charge over Equity Interests of any UK Subsidiary and (c) any other English law governed document entered into to create or perfect UK Security Interests, in each case in form and substance reasonably satisfactory to the Administrative Agent and the KLIM Representative. “UK Security Documents” means, collectively, (a) the UK Debenture, (b) the UK Share Charge and each other English law governed share charge over Equity Interests of any UK Subsidiary and (c) any other English law governed document entered into to create or perfect UK Security Interests, in each case in form and substance reasonably satisfactory to the Administrative Agent and the KLIM Representative. “UK Security Interests” means the Liens created under the UK Security Documents. “UK Settlement Agreement” means the Settlement and Intercompany Loan Deed dated as of March 19, 2026 among (inter alios) Ultimate Parent, the Insolvent UK Subsidiaries and Matthew Mawhinney and David Philip Soden, in their capacities as joint administrators of the Insolvent UK Subsidiaries. “UK Share Charge” means the English law governed share charge, dated as of the Closing Date, between the Credit Parties signatory thereto and the Administrative Agent in relation to the shares of each UK Guarantor held by such Credit Party, as may be amended, restated or otherwise modified from time to time and in form and substance acceptable to the Administrative Agent and the KLIM Representative. “UK Subsidiary” means any Subsidiary organized under the laws of the United Kingdom (or any part thereof). “Ultimate Parent” has the meaning set forth in the preamble hereto. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “United States” and “U.S.” each means the United States of America. “Unrestricted Subsidiaries Investments Basket” as defined in Section 6.4(q). “Unrestricted Subsidiary” means any Subsidiary of the Borrower designated by the Borrower as an Unrestricted Subsidiary pursuant to Section 5.15. “Unused DDTL Commitment Fee” as defined in Section 2.9(c). “Unused Revolving Commitment Fee” as defined in Section 2.9(b). “Unused Commitment Fees” means the Unused DDTL Commitment Fee and the Unused Revolving Commitment Fee. “USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, P.L. 107-56. “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will

55 6002802639.21 elapse between such date and the making of such payment by (b) the then outstanding principal amount of such Indebtedness; provided that for purposes of determining the Weighted Average Life to Maturity of any Indebtedness that is being modified, refinanced, refunded, renewed, replaced or extended, the effects of any prepayments made on such Indebtedness prior to the date of the applicable extension shall be disregarded. “Wholly-Owned Domestic Subsidiary” of a Person means any Domestic Subsidiary of such Person, all of the Equity Interests of which (other than directors’ qualifying shares required by law) are owned by such Person, either directly or through one or more Wholly-Owned Domestic Subsidiaries of such Person. “Wholly-Owned Subsidiary” of a Person means any Subsidiary of such Person, all of the Equity Interests of which (other than directors’ qualifying shares required by law) are owned by such Person, either directly or through one or more Wholly-Owned Subsidiaries of such Person; provided that, for purposes of clause (a) in the definition of Excluded Subsidiary or Section 5.13(g)(ii) and (iii), a Subsidiary shall not fail to be a Wholly-Owned Subsidiary solely because any Equity Interests in such Subsidiary are owned, directly or indirectly, by Ultimate Parent or one or more other Subsidiaries of Ultimate Parent. “Working Capital” means, for any Person at any date, its Consolidated Current Assets at such date minus its Consolidated Current Liabilities at such date; provided that, for purposes of calculating Excess Cash Flow, increases or decreases in Working Capital shall exclude, without duplication, (a) the impact of any of the items adjusted for in the definition of “Consolidated EBITDA” and (b) any changes in current assets or current liabilities as a result of (y) any reclassification in accordance with GAAP of assets or liabilities, as applicable, between current and noncurrent or (z) the effects of purchase accounting adjustments; provided that, to the extent Ultimate Parent, any other Holding Company, the Borrower or any Restricted Subsidiary consummates an Acquisition during such period, beginning of period Working Capital shall be recalculated on a Pro Forma Basis to include Working Capital acquired in such Acquisition. “Write-Down and Conversion Powers” means (a) in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule; (b) in relation to any other applicable Bail-In Legislation other than the UK Bail-In Legislation and EU Bail-In Legislation: (i) any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a Person that is a bank or investment firm or other financial institution or Affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a Person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and (ii) any similar or analogous powers under that Bail-In Legislation; and (c) in relation to the UK Bail-In Legislation, any powers under that UK Bail-In Legislation to cancel, transfer or dilute shares issued by a Person that is a bank or investment firm or other financial institution or Affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or

56 6002802639.21 change the form of a liability of such a Person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that UK Bail-In Legislation that are related to or ancillary to any of those powers. “Yield Differential” as defined in Section 2.1(e)(iii)(B). 1.2 Other Interpretive Provisions. (a) Defined Terms. Unless otherwise specified herein or therein, all terms defined in this Agreement or in any other Loan Document shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto or thereto. The meanings of defined terms shall be equally applicable to the singular and plural forms of the defined terms. Capitalized terms not otherwise defined herein and that are defined in Article 8 or Article 9 of the UCC shall have the meanings therein described. (b) The Agreement. The words “hereof”, “herein”, “hereunder” and words of similar import when used in this Agreement or any other Loan Document shall refer to this Agreement or such other Loan Document as a whole and not to any particular provision of this Agreement or such other Loan Document; and subsection, section, schedule and exhibit references are to this Agreement or such other Loan Documents unless otherwise specified. (c) Certain Common Terms. The term “documents” includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced. The term “including” is not limiting and means “including without limitation”. The term “or” is not exclusive. The word “will” shall be construed to have the same meaning and effect as the word “shall.” The word “knowledge” (or similar terms) means the actual knowledge of a natural person and the “knowledge” of Ultimate Parent and any Subsidiary means the actual legal officer or any other officer supervising the financial or legal affairs of the applicable Person. Any Responsible Officer executing any Loan Document or any certificate or other document made or delivered pursuant hereto or thereto, so executes and certifies in their capacity as a Responsible Officer on behalf of the applicable Credit Party and not in any individual capacity. (d) Performance; Time. Whenever any performance obligation hereunder or under any other Loan Document (other than a payment obligation) shall be stated to be due or required to be satisfied on a day other than a Business Day, such performance shall be made or satisfied on the next succeeding Business Day. In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”, and the word “through” means “to and including”. All references to the time of day shall be a reference to New York time. If any provision of this Agreement or any other Loan Document refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be interpreted to encompass any and all means, direct or indirect, of taking, or not taking, such action. Each reference to a fiscal quarter or fiscal year, as applicable, ending March 31, June 30, September 30 or December 31 shall refer to the fiscal quarter or fiscal year ending on or about such date. (e) Contracts. Unless otherwise expressly provided herein or in any other Loan Document, references to agreements and other contractual instruments, including this Agreement and the other Loan Documents, shall be deemed to include all subsequent amendments thereto, restatements and substitutions thereof and other modifications and supplements thereto which are in effect from time to time, but only to

57 6002802639.21 the extent such amendments and other modifications are permitted by the terms of the applicable Loan Document. (f) Laws. References to any statute or regulation may be made by using either the common or public name thereof or a specific cite reference and, except as otherwise provided with respect to FATCA, are to be construed as including all statutory and regulatory provisions related thereto or consolidating, amending, replacing, supplementing or interpreting the statute or regulation. (g) Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws), (i) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (ii) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time. (h) Perfection; Priority. References to “perfection” and “priority” include perfection and priority under the laws of England and Wales (or Scotland or Northern Ireland, as applicable), including all filings, registrations, and actions required under English law in order to create or perfect any security and which are required (in each case) under the UK Security Documents. 1.3 Accounting Terms and Principles. (a) All accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made in accordance with GAAP. No change in the accounting principles used in the preparation of any financial statement delivered hereunder shall be given effect for purposes of measuring compliance with any provision of Article VI or VII or otherwise determining any relevant ratios and baskets which govern whether any action is permitted hereunder unless the Borrower, Administrative Agent and the Required Lenders agree to modify such provisions to reflect such changes in GAAP and, unless such provisions are modified, all financial statements, Compliance Certificates and similar documents provided hereunder shall be provided together with a reconciliation between the calculations and amounts set forth therein before and after giving effect to such change in GAAP. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to in Article VI and Article VII shall be made, without giving effect to any election under Accounting Standards Codification 825-10 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other Liabilities of any Credit Party or any Restricted Subsidiary at “fair value”. All leases of any Person that are or would be characterized as operating leases in accordance with GAAP prior to December 15, 2018 (whether or not such operating leases were in effect on such date) shall continue to be accounted for as operating leases (and not Capital Lease Obligations) for purposes of this Agreement regardless of any change in GAAP since such time that would otherwise require such leases to be re-characterized as Capital Lease Obligations. A breach of a financial covenant contained in Article VII shall be deemed to have occurred as of the last day of any specified measurement period, regardless of when the financial statements reflecting such breach are delivered to Administrative Agent. (b) For purposes of determining Pro Forma Compliance with any financial covenant as of any date prior to the first date on which such financial covenant is to be tested hereunder, the level of any such financial covenant shall be deemed to be the covenant level for such first test date. (c) If the availability of Indebtedness or any commitments related thereto under this Agreement, or if the incurrence of Indebtedness or any commitments related thereto in compliance with this Agreement, is subject to any leverage ratio that includes in its formula a cash netting prong, then, solely

58 6002802639.21 for the purposes of determining such availability or compliance, the cash proceeds of such Indebtedness being incurred shall not be included (i.e. netted) in the calculation, if applicable, of cash or cash equivalents when calculating such leverage ratio. 1.4 Payments. The Administrative Agent may set up standards and procedures to determine or redetermine the equivalent in Dollars of any amount expressed in any currency other than Dollars and otherwise may, but shall not be obligated to, rely on any determination made by any Credit Party. Any such determination or redetermination by the Administrative Agent shall be conclusive and binding for all purposes, absent manifest error. No determination or redetermination by any Secured Party or any Credit Party and no other currency conversion shall change or release any obligation of any Credit Party or of any Secured Party (other than the Administrative Agent and its Related Persons) under any Loan Document, each of which agrees to pay separately for any shortfall remaining after any conversion and payment of the amount as converted. The Administrative Agent may round up or down, and may set up appropriate mechanisms to round up or down, any amount hereunder to nearest higher or lower amounts and may determine reasonable de minimis payment thresholds. 1.5 Limited Condition Acquisitions. (a) In the case of (i) the incurrence of any Indebtedness (other than Indebtedness under the Revolving Loan Commitment, any Incremental Facility, any Incremental Equivalent Debt, or the DDTL Commitment, which shall remain subject to the terms and conditions thereof with respect to the impact, if any, of any Limited Condition Acquisition) or Liens or the making of any Investments (other than a Permitted Acquisition, which shall remain subject to the terms and conditions thereof with respect to the impact, if any, of any Limited Condition Acquisition), Dividends, Restricted Debt Payments, Asset Sales or consolidations, mergers or other fundamental changes pursuant to Section 6.3 or designation of a Restricted Subsidiary or Unrestricted Subsidiary pursuant to Section 5.15, in each case, in connection with a Limited Condition Acquisition or (ii) determining compliance with representations and warranties or the occurrence of any Default or Event of Default (other than a Default or Event of Default under Section 8.1(a), Section 8.1(f) or Section 8.1(g)), in each case, in connection with a Limited Condition Acquisition (other than for purposes of the borrowing of Indebtedness under the Revolving Loan Commitment, any Incremental Facility, any Incremental Equivalent Debt, or the DDTL Commitment, each of which shall remain subject to the terms and conditions thereof with respect to the impact, if any, of any Limited Condition Acquisition), at the Borrower’s option, the relevant ratios, baskets, representations and warranties, Default and Event of Default conditions (other than any Default or Event of Default under Section 8.1(a), Section 8.1(f) or Section 8.1(g)) and other applicable conditions to the permissibility of such action shall be determined as of the date a definitive acquisition agreement for such Limited Condition Acquisition (a “Limited Condition Acquisition Agreement”) is executed and effective (such date, the “LCA Test Date”), and calculated as if such Limited Condition Acquisition (and any other pending Limited Condition Acquisition) and other pro forma events in connection therewith (and in connection with any other pending Limited Condition Acquisition), including the incurrence of Indebtedness, were consummated on such date; provided that, if the Borrower has made such an election, then in connection with the calculation of any ratio or basket with respect to the incurrence of any other Indebtedness (other than Indebtedness under the Revolving Loan Commitment, any Incremental Facility, any Incremental Equivalent Debt, or the DDTL Commitment, which shall remain subject to the terms and conditions thereof with respect to the impact, if any, of any Limited Condition Acquisition) or Liens, or the making of any other Investments, Dividends, Restricted Debt Payments, Asset Sales, consolidations, mergers or other fundamental changes pursuant to Section 6.3 or designation of a Restricted Subsidiary or Unrestricted Subsidiary pursuant to Section 5.15 (each, a “Subsequent Transaction”) on or following the LCA Test Date and prior to the earlier of the date on which such Limited Condition Acquisition is consummated or the date on which the Limited Condition Acquisition Agreement for such Limited Condition Acquisition is terminated or expires, any such ratio or basket shall be required to be satisfied on a Pro Forma Basis both

59 6002802639.21 (A) after giving effect to such Limited Condition Acquisition (and any other pending Limited Condition Acquisition), the applicable Subsequent Transaction and the other pro forma events in connection therewith (and in connection with any other pending Limited Condition Acquisition), including any incurrence of Indebtedness, as if they had been consummated and (B) without giving effect to such Limited Condition Acquisition (and any other pending Limited Condition Acquisition) or such other pro forma events, including any incurrence of Indebtedness, except to the extent otherwise required to give Pro Forma Effect to the applicable Subsequent Transaction; provided, further, that, notwithstanding the foregoing, in the case of any Dividend or Restricted Debt Payment to be made in connection with a Limited Condition Acquisition, compliance with any applicable ratio, test, basket, Default or Event of Default condition shall be determined both as of the LCA Test Date and as of the date such Dividend or Restricted Debt Payment is made, and such Dividend or Restricted Debt Payment shall be permitted only if each such calculation or condition is satisfied; provided, further, that if any such ratio or basket with respect to any Subsequent Transaction (other than a Dividend or Restricted Debt Payment) is not satisfied solely as a result of fluctuations in such ratio or basket caused by fluctuations in Consolidated EBITDA resulting from the consummation of the applicable Subsequent Transaction, such ratio or basket shall be deemed to be satisfied solely for purposes of determining whether such Subsequent Transaction is permitted hereunder; provided, further, that if the applicable Limited Condition Acquisition has not been consummated on or prior to the date that is 120 days (or, in the case of a Limited Condition Acquisition requiring approvals outside the United States, 360 days) after the applicable LCA Test Date, then, from and after such 120th day (or 360th day, as applicable), the relevant ratios, baskets and other applicable conditions with respect to such Limited Condition Acquisition shall be tested on the date of consummation of such Limited Condition Acquisition and not solely as of the LCA Test Date. (b) Notwithstanding anything set forth herein to the contrary, any determination in connection with a Limited Condition Acquisition of compliance with representations and warranties or as to the occurrence or absence of any Default or Event of Default hereunder as of the date the applicable Limited Condition Acquisition Agreement, rather than the date of consummation of the applicable Limited Condition Acquisition, shall not be deemed to constitute a waiver of or consent to any breach of representations and warranties hereunder or any Default or Event of Default hereunder that may exist at the time of consummation of such Limited Condition Acquisition. 1.6 Pro Forma Calculations. (a) Notwithstanding anything to the contrary herein, financial ratios and tests, including the Total Net Leverage Ratio and Consolidated Total Assets shall be calculated in the manner prescribed by this Section 1.6; provided that notwithstanding anything to the contrary in Section 1.6(b), (c) or (d), when calculating the Total Net Leverage Ratio, as applicable, for purposes of (i) the percentage of Excess Cash Flow required to be applied to prepay the Loans pursuant to Section 2.8(e) and (ii) determining actual compliance (and not Pro Forma Compliance or compliance on a Pro Forma Basis) with any covenant pursuant to Section 7.1, the events described in this Section 1.6 that occurred subsequent to the end of the applicable Test Period shall not be given Pro Forma Effect. (b) For purposes of calculating any financial ratio or test, or basket that is based on a percentage of Consolidated EBITDA or Consolidated Total Assets, Subject Transactions (with any incurrence or repayment of any Indebtedness in connection therewith to be subject to Section 1.6(d)) that have been made (i) during the applicable Test Period and (ii) if applicable as described in Section 1.6(a), subsequent to such Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made shall be calculated on a Pro Forma Basis assuming that all such Subject Transactions (and any increase or decrease in Consolidated EBITDA and the component financial definitions used therein attributable to any Subject Transaction) had occurred on the first day of the applicable Test Period. If since the beginning of any applicable Test Period any Person that subsequently became a Restricted

60 6002802639.21 Subsidiary or was merged, amalgamated or consolidated with or into the Borrower or any of its Restricted Subsidiaries since the beginning of such Test Period shall have made any Subject Transaction that would have required adjustment pursuant to this Section 1.6, then such financial ratio or test shall be calculated to give Pro Forma Effect thereto in accordance with this Section 1.6. (c) If any Subject Transaction shall have occurred or will occur during or subsequent to the applicable Test Period and on or prior to the applicable Calculation Date or the date of the event for which the calculation of such ratio is being made, and such Subject Transaction results in an Acquired Business, Disposed Business, Converted Restricted Subsidiary or Converted Unrestricted Subsidiary, then Consolidated EBITDA for such Test Period shall, without duplication, (x) include the Acquired EBITDA of such Acquired Business or Converted Restricted Subsidiary for such Test Period and (y) exclude the Disposed EBITDA of any such Disposed Business or Converted Unrestricted Subsidiary for such Test Period, in each case on a Pro Forma Basis as if such Subject Transaction occurred on the first day of such Test Period. For the avoidance of doubt, Consolidated EBITDA shall not be changed pursuant to this clause (b) other than the addition or deletion of Acquired EBITDA or Disposed EBITDA pursuant to the immediately preceding clauses (x) and (y). (d) In the event that the Borrower or any Restricted Subsidiary incurs (including by assumption or guarantees) or repays (including by redemption, repayment, retirement or extinguishment) any Indebtedness included in the calculations of any financial ratio or test (in each case, other than Indebtedness incurred or repaid under any revolving credit facility), (i) during the applicable Test Period or (ii) subject to Section 1.6(a) subsequent to the end of the applicable Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made, then such financial ratio or test shall be calculated giving Pro Forma Effect to such incurrence or repayment of Indebtedness, to the extent required, as if the same had occurred on the last day of the applicable Test Period. 1.7 Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. 1.8 Basket Amounts and Application of Multiple Relevant Provisions. Notwithstanding anything to the contrary, (a) unless specifically stated otherwise herein, any dollar, number, percentage or other amount available under any carve-out, basket, exclusion or exception to any negative covenant in Article VI may be accumulated, added, combined, aggregated or used together by any Credit Party and its

61 6002802639.21 Restricted Subsidiaries without limitation for any purpose not prohibited hereby and (b) any action or event permitted by this Agreement or the other Loan Documents need not be permitted solely by reference to one provision permitting such action or event but may be permitted in part by one such provision and in part by one or more other provisions of this Agreement and the other Loan Documents within the same covenant. For purposes of determining compliance with each specific covenant in Article VI, in the event that any Lien, Investment, liquidation, dissolution, merger, consolidation, Indebtedness (whether at the time of incurrence or upon application of all or a portion of the proceeds thereof), disposition, Dividend, Affiliate transaction, contractual requirement or prepayment of Indebtedness meets the criteria of one, or more than one, of the “baskets” or categories of transactions then permitted pursuant to any clause or subsection of such covenant in Article VI, such transaction (or any portion thereof) at any time shall be permitted under one or more of such “baskets” or categories within such covenant at the time of such transaction or any later time from time to time, in each case, as determined by the Borrower in good faith at such time and thereafter may be reclassified or divided among such baskets or categories within such covenant (as if incurred at such later time) by the Borrower in any manner not expressly prohibited by this Agreement, and such Lien, Investment, liquidation, dissolution, merger, consolidation, Indebtedness, disposition, Dividend, Affiliate transaction, contractual requirement or prepayment of Indebtedness (or any portion thereof) shall be treated as having been incurred or existing pursuant to only such “basket” or category of transactions or “baskets” or categories of transactions (or any portion thereof) without giving pro forma effect to such item (or portion thereof) when calculating the amount of Liens, Investments, liquidations, dissolutions, mergers, consolidations, Indebtedness, dispositions, Dividend, Affiliate transactions, contractual requirements or prepayments of Indebtedness, as applicable, that may be incurred pursuant to any other “basket” or category of transactions; provided that all Indebtedness outstanding under the Loan Documents incurred on the Closing Date will be deemed to be incurred only in reliance on Section 6.5(a). Notwithstanding anything to the contrary in this Section 1.8, no reclassification, division, re-division, classification, redesignation or deemed redesignation shall permit any payment, distribution or other transfer in respect of, or otherwise in connection with, the Tax Receivable Agreement to be classified, reclassified, divided or deemed to have been made pursuant to any provision of this Agreement other than Section 6.7(b). For the avoidance of doubt, with respect to any amounts incurred or transactions entered into (or consummated) in reliance on a provision of the Loan Documents (including, for the avoidance of doubt, the amounts set forth in Section 2.1(e)(ii)(B)(x) and Section 2.1(e)(ii)(B)(y) under a specific covenant that does not require compliance with a financial ratio or test (including a test based on the Total Net Leverage Ratio) and/or the Revolving Credit Facility or any other revolving credit facility) (any such amounts, the “Fixed Amounts”), substantially concurrently with or in the same transaction or concurrent series of transactions with any amounts incurred or transactions entered into (or consummated) in reliance on a provision of the Loan Documents (including, for the avoidance of doubt, the ratios set forth in Section 2.1(e)(ii)(B)(z) and Section 6.5(e)) that requires compliance with a financial ratio or test (including a test based on the Total Net Leverage Ratio but excluding, for the avoidance of doubt, calculating actual compliance with the covenant set forth in Section 7.1) (any such amounts, the “Incurrence-Based Amounts”), it is understood and agreed that (a) the Fixed Amounts (even if incurred or utilized prior to the subject transactions) shall be disregarded in the calculation of the financial ratio or test applicable to the Incurrence-Based Amounts (it being understood that any Fixed Amount available under any covenant that is reallocated or otherwise utilized under a different covenant shall, for the avoidance of doubt, also constitute a Fixed Amount under such different covenant to which the Fixed Amount was reallocated or under which it was utilized) and (b) except as provided in clause (a), pro forma effect shall be given to the entire transaction and the use of proceeds of all applicable loans and commitments. In addition, for the avoidance of doubt, any Indebtedness (and associated Liens, subject to the applicable priorities required pursuant to the applicable Incurrence-Based Amounts), Investments, liquidations, dissolutions, mergers, consolidations, Dividends, any prepayments of Indebtedness or other transactions permitted hereunder (or, in each case, any portion thereof) incurred or otherwise effected in reliance on Fixed Amounts shall be automatically and immediately reclassified at any time, unless the Borrower otherwise elects from time to

62 6002802639.21 time, as incurred under the applicable Incurrence-Based Amounts if the Borrower subsequently meets the applicable ratio for such Incurrence-Based Amounts on a Pro Forma Basis. 1.9 UK Terms. In this Agreement, or any other Loan Document, if applicable, where it relates to any UK Guarantor, a reference to an insolvency event in respect of a UK Guarantor means any corporate action, legal proceedings or other procedure or step taken in relation to (i) the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganization (by way of voluntary arrangement, scheme of arrangement or otherwise) of that UK Guarantor (ii) a composition, compromise, assignment or arrangement with any creditor of that UK Guarantor (other than the Lenders or Administrative Agent in their capacities as such), (iii) the appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of that UK Guarantor or any of its assets or (iv) any analogous procedure or step in any jurisdiction, in each case, except for any winding-up petition which is frivolous or vexatious and is discharged, stayed, or dismissed within 15 Business Days of commencement. ARTICLE II THE CREDITS 2.1 Amounts and Terms of Commitments. (a) The Term Loan. (i) Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Credit Parties contained herein, each Lender with a commitment set forth on Schedule 2.1(a) under the heading “Closing Date Term Loan Commitment” (such commitment, a “Closing Date Term Loan Commitment”) severally and not jointly agrees to fund term loans (the “Closing Date Term Loans”) to the Borrower on the Closing Date in an aggregate principal amount equal to such Lender’s Closing Date Term Loan Commitment (and any Closing Date Term Loan Commitments shall terminate on such date). (ii) Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Credit Parties contained herein, each DDTL Lender with a DDTL Commitment severally and not jointly agrees to lend to the Borrower from time to time after the Closing Date until the DDTL Commitment Expiration Date (and any DDTL Commitments shall terminate on such date) on not more than ten (10) occasions, an aggregate amount up to such Lender’s DDTL Commitment. Each DDTL shall, upon the funding thereof, be on the exact same terms as, and shall become a part of and be of the same Class as, the Closing Date Term Loans. The DDTL Commitment of each DDTL Lender shall be reduced by the aggregate amount of DDTLs funded by such DDTL Lender. (iii) Amounts borrowed as a Term Loan or DDTL which are repaid or prepaid may not be reborrowed. (b) The Revolving Credit. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Credit Parties contained herein, each Revolving Lender severally and not jointly agrees to make revolving loans to the Borrower (each such revolving loan, a “Revolving Loan”) from time to time on any Business Day during the period from the Closing Date through the Final Availability Date (and any Revolving Loan Commitments shall terminate on such date), in an aggregate amount not to exceed at any time outstanding such Revolving Lender’s Revolving Loan Commitment, which Revolving Loan Commitments, as of the Closing Date, are set forth opposite such

63 6002802639.21 Lender’s name in Schedule 2.1(b) under the heading “Revolving Loan Commitments”; provided, however, that, after giving effect to any Borrowing of Revolving Loans, the aggregate principal amount of all outstanding Revolving Loans shall not exceed the Maximum Revolving Loan Balance. Subject to the other terms and conditions hereof, amounts borrowed under this Section 2.1(b) may be repaid and reborrowed from time to time. The “Maximum Revolving Loan Balance” from time to time will be the Aggregate Revolving Loan Commitment then in effect. If at any time the then outstanding principal balance of Revolving Loans exceeds the Maximum Revolving Loan Balance, then the Borrower shall immediately prepay outstanding Revolving Loans in an amount sufficient to eliminate such excess. (c) [Reserved]. (d) [Reserved]. (e) Incremental Facilities. (i) Requests. The Borrower may, by written notice of the Borrower to the Administrative Agent (each, an “Incremental Facility Request”), request increases in the Term Loans or additional term loan facilities (each, an “Incremental Term Loan Commitment” and the term loans thereunder, an “Incremental Term Loan”; each Incremental Term Loan Commitment is sometimes referred to herein individually as an “Incremental Term Facility” and collectively as, the “Incremental Term Facilities”) and/or increase commitments under the Revolving Credit Facility (any such increase, an “Incremental Revolving Facility”; and, collectively with the Incremental Term Facilities, the “Incremental Facilities”) in Dollars; provided that no commitment of any Lender shall be increased without the consent of such Lender; provided, further, that, no Incremental Facility secured on a pari passu basis with the Closing Date Term Loan may be incurred prior to the DDTL Commitment Expiration Date. Such notice shall set forth (A) the amount of the Incremental Term Loan Commitment being requested, (B) the date (an “Incremental Effective Date”) on which such Incremental Facility is requested to become effective (which, unless otherwise agreed by Administrative Agent, shall not be less than 10 Business Days nor more than 60 days after the date of such notice), and (C) all substantive terms of the proposed Incremental Facility. (ii) Conditions. No Incremental Facility shall become effective under this Section 2.1(e) unless, after giving effect to such Incremental Facility, the Loans to be made thereunder (and assuming that the entire amount of such Incremental Facility is funded), and the application of the proceeds therefrom: (A) no Event of Default shall exist at the time of funding; provided, solely with respect to an Incremental Facility the proceeds of which are intended to and shall be used to finance substantially contemporaneously a Limited Condition Acquisition, the Persons providing such Incremental Facility may agree to a “Funds Certain Provision” that does not impose as a condition to funding thereof that no Default or Event of Default (other than under Section 8.1(a), Section 8.1(f) or Section 8.1(g)) exists at the time such Limited Condition Acquisition is consummated, in which event the condition shall be that (A) no Default or Event of Default shall exist on the LCA Test Date and (B) no Default or Event of Default under Section 8.1(a), Section 8.1(f) or Section 8.1(g) shall exist on the date of funding such Incremental Facility; (B) the aggregate amount of Incremental Facilities incurred (together with all Incremental Equivalent Debt incurred pursuant to Section 6.5(e) and assuming all commitments thereunder have been fully funded) shall not (taken as a whole) exceed the

64 6002802639.21 sum of (x) the greater of (i) $9,580,000 and (ii) 25% of Consolidated EBITDA (determined as of the last day of the most recently ended Test Period), plus (y) the amount of (A) voluntary prepayments of Term Loans paid in cash pursuant to Section 2.7(a) (including Incremental Term Loans secured on a pari passu basis with the Closing Date Term Loans), (B) permanent reductions of the Revolving Loan Commitments pursuant to Section 2.7(b)(i) (including any Incremental Revolving Facility) and (C) voluntary prepayments of other Indebtedness that is secured on a pari passu basis with the Closing Date Term Loans (accompanied by a corresponding permanent commitment reduction in the case of revolving Indebtedness), in each case of sub-clauses (A)-(C), to the extent not funded with long-term Indebtedness (other than revolving Indebtedness), plus (z) an unlimited amount so long as, as of the last day of the most recent Test Period, after giving Pro Forma Effect to the incurrence of such Incremental Facility (together with all Incremental Equivalent Debt incurred pursuant to Section 6.5(e) and assuming all commitments thereunder have been fully funded) and the use of proceeds thereof, and giving Pro Forma Effect to any repayment of Indebtedness with such proceeds and any other related transactions, (I) in the case of an Incremental Facility secured on a pari passu basis with the Closing Date Term Loans, the Total Net Leverage Ratio recomputed on a Pro Forma Basis shall not exceed 0.52:1.00, (II) in the case of an Incremental Facility secured on a junior basis to the Closing Date Term Loans, the Total Net Leverage Ratio recomputed on a Pro Forma Basis shall not exceed 1.02:1.00 and (III) in the case of an Incremental Facility that is unsecured, the Total Net Leverage Ratio recomputed on a Pro Forma Basis shall not exceed 1.52:1.00; provided that, in each case of this clause (z), to the extent the proceeds of any Incremental Facility will be used to finance a Limited Condition Acquisition, the Total Net Leverage Ratio shall be tested, at the Borrower’s option, either on the LCA Test Date or the closing date of the Limited Condition Acquisition; provided, further, that if such Limited Condition Acquisition has not been consummated on or prior to the date that is 120 days (or 360 days, as applicable) after the applicable LCA Test Date, the Total Net Leverage Ratio shall be tested on the date of consummation of such Limited Condition Acquisition and not solely as of the LCA Test Date; provided, however, that (i) unless otherwise specified by the Borrower, the Borrower shall be deemed to have utilized amounts under clause (z) above (to the extent compliant therewith) prior to utilization of amounts under clauses (x) and (y) above, (ii) borrowings may be incurred under clauses (x), (y) and (z) above either pursuant to an Incremental Facility or multiple Incremental Facilities, (iii) proceeds from any such incurrence under clauses (x), (y) and (z) above may be utilized in a single transaction by first calculating the incurrence under clause (z) above without giving effect to any Incremental Facility incurred or to be incurred under clauses (x) or (y) above, but giving full Pro Forma Effect to the use of proceeds thereof and all related transactions, and then calculating the incurrence under clauses (x) and (y) above and (iv) the Borrower may redesignate Indebtedness originally designated as incurred under clauses (x) or (y) above as having been incurred under clause (z) above if, at the time of such redesignation, the Borrower would be permitted to incur under clause (z) the aggregate principal amount of such Indebtedness being so redesignated; (C) proceeds of such Incremental Facility shall be used solely (i) to finance Capital Expenditures, (ii) to refinance Revolving Loans (including Revolving Loans under any Incremental Revolving Facility), (iii) to finance Permitted Acquisitions (including any related integration, other Acquisition-related expenses or to make deferred consideration payments in respect of acquisitions that are due substantially concurrently with the funding of such Incremental Facility) and similar permitted Investments, (iv) for general corporate purposes not in contravention of any Requirement of Law and not in violation of this

65 6002802639.21 Agreement and (v) for other purposes to the extent otherwise permitted by this Agreement and the other Loan Documents; and (D) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying as to the foregoing, including the calculation of the amount available under clause (ii)(B) and the satisfaction of any applicable ratio, test or basket. Notwithstanding anything to the contrary, with respect to any Indebtedness or commitments incurred under this Section 2.1(e), all of the ROFR Provisions shall be complied with as a condition to any such Indebtedness or commitments in all respects. (iii) Terms. (A) Incremental Term Loans may be structured as (x) increases to any existing Class of Term Loans or (y) one or more separate Classes of Term Loans. Any Incremental Revolving Facility shall be structured solely as an increase to the Revolving Loan Commitments and shall not be established as a separate revolving credit facility. (B) Except with respect to upfront fees paid in connection therewith, any Incremental Term Loan made as an increase to any existing Class of Term Loans shall be on the same exact terms as, and shall be treated as a single Class with, the Term Loans of the Class being increased, including with respect to interest rate margin, interest rate floors, maturity date, amortization, mandatory prepayments, voluntary prepayments, guarantees, security and payment priority. Each Incremental Revolving Facility shall be on the same exact terms as, and shall be treated as a single Class with, the Revolving Loan Commitments and Revolving Loans, including with respect to interest rate margin, interest rate floors, maturity date, fees, borrowing and repayment mechanics, commitment reductions, guarantees, security and payment priority. (C) The final maturity date of any Incremental Term Loan that is established as a separate Class shall be no earlier than the Latest Maturity Date and the Weighted Average Life to Maturity of any such Incremental Term Loan shall not be shorter than the remaining Weighted Average Life to Maturity of the Closing Date Term Loans; provided that any Incremental Term Loan that is junior secured, unsecured or subordinated in right of payment to the Obligations shall have a final maturity date no earlier than ninety-one (91) days after the Latest Maturity Date at the time of incurrence thereof. (D) Any Incremental Term Loan that is established as a separate Class and is secured on a pari passu basis with the Closing Date Term Loans may participate on a pro rata basis or less than pro rata basis, but not on a greater than pro rata basis, in any voluntary prepayment or mandatory prepayment of Term Loans, except as otherwise agreed by the Lenders providing such Incremental Term Loan. (E) If the initial all-in yield, including interest rate margins, any interest rate floors, original issue discount, upfront fees, call protection and exit fees, with original issue discount and upfront fees equated to interest based on the lesser of a four-year average life to maturity and the remaining life to maturity, but excluding bona fide reasonable and customary arrangement, structuring, amendment, underwriting or similar fees paid or payable to the Lead Arrangers or any Lender or their respective affiliates or any other arrangers with respect to such Incremental Term Loan to the extent such fees are customary

66 6002802639.21 fees payable in connection therewith, in each case, that are not shared with all lenders or holders of such Indebtedness (the “All-In Yield”) applicable to any Incremental Term Loan that is secured on a pari passu basis with the Closing Date Term Loans exceeds by more than 0.50% per annum the corresponding All-In Yield, determined on the same basis, applicable to the then outstanding Closing Date Term Loans, including DDTLs, or any outstanding prior Incremental Term Loans or Extended Term Loans (each, an “Existing Facility,” and the amount of such excess above 0.50% being referred to herein as the “Yield Differential”), then the Applicable Margin with respect to each such Existing Facility, as the case may be, shall automatically be increased by the Yield Differential, effective upon the making of such Incremental Term Loan. It is agreed that, to the extent the All-In Yield with respect to such Incremental Term Loan is greater than the All-In Yield of an Existing Facility solely as a result of a higher interest rate floor, the increased interest rate applicable to such Existing Facility shall be effected solely by increasing the interest rate floor applicable thereto, but only to the extent such increase in the interest rate floor would cause an increase in the interest rate then in effect thereunder. (F) Except with respect to amortization, pricing and final maturity as set forth in this clause (F), any Incremental Term Loan that is established as a separate Class shall be on terms consistent with the then-effective Loan Documents; provided that any such terms may differ from the terms of the Closing Date Term Loans only if such differing terms (x) apply only after the Latest Maturity Date, (y) are more favorable to the Lenders than the equivalent terms reflected in the then-effective Loan Documents and are incorporated into the Loan Documents for the benefit of each applicable existing Class of Loans or (z) are otherwise reasonably satisfactory to the Administrative Agent, the KLIM Representative and the Lenders providing such Incremental Term Loan. (G) Without limiting the foregoing, each Incremental Facility shall (1) rank pari passu or junior in right of payment and, if secured, pari passu or junior in right of security with the Closing Date Term Loans, (2) to the extent secured by assets or property of any Credit Party or any Restricted Subsidiary, be secured solely by Collateral, (3) not be incurred or guaranteed by any Person that is not the Borrower or a Guarantor, (4) if secured on a junior lien basis, be subject to an Applicable Intercreditor Agreement, (5) if subordinated in right of payment, be subject to subordination terms reasonably satisfactory to the Administrative Agent and the KLIM Representative and (6) have (excepting herefrom any pricing, fees or other economic terms) no covenants, defaults, mandatory prepayments, collateral provisions, guaranty provisions or other material terms more favorable to the lenders or holders thereof (taken as a whole), in the good faith judgment of the Borrower, than those applicable to the Closing Date Term Loans unless such terms are either (x) applicable only after the Latest Maturity Date or (y) incorporated into the Loan Documents for the benefit of each applicable existing Class of Loans. (H) The aggregate amount of all Incremental Revolving Facilities shall not exceed $25,000,000 and shall count against the amount available under clause (ii)(B) above. (iv) Required Amendments. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Facility, this Agreement shall be amended to the extent, but only to the extent, necessary to reflect the existence of such Incremental Facility and the Loans or Commitments evidenced thereby, and any joinder agreement or amendment (each, an “Incremental Joinder Agreement”) may, without the consent of any Lender other than the Lenders providing such Incremental Facility, effect such amendments to this Agreement and the

67 6002802639.21 other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, the KLIM Representative and the Borrower, to implement the provisions of this Section 2.1(e) (including any amendments that are not adverse to the interests of any Lender and that are made to effectuate changes necessary to enable any Incremental Term Loans that are intended to be of the same Class as the Closing Date Term Loans to be of the same Class as such Closing Date Term Loans, which shall include any amendment to Section 2.8(a) that does not reduce the ratable amortization received by each Lender thereunder. For the avoidance of doubt, this Section 2.1(e) shall supersede any provisions in Section 10.1 solely to the extent necessary to implement any Incremental Facility in accordance with this Section 2.1(e). From and after each Incremental Effective Date, the Loans and Commitments established pursuant to this Section 2.1(e) shall constitute Loans and Commitments under, and shall be entitled to all benefits afforded by, this Agreement and the other Loan Documents and shall, without limiting the foregoing, benefit equally and ratably from the guarantees and security interests created by the applicable Collateral Documents in accordance with the terms hereof. The Credit Parties shall take any actions reasonably required by the Administrative Agent to ensure and/or demonstrate that the Liens and security interests granted by the applicable Collateral Documents continue to be perfected under the UCC or otherwise after giving effect to the establishment of any such new Loans and Commitments, including, without limitation, compliance with Section 5.13(c). Each of the parties hereto hereby agrees that the Administrative Agent may, in consultation with the Borrower, take any and all action as may be reasonably necessary to ensure that all Incremental Term Loans which are not separate Classes, when originally made, are included in each Borrowing of outstanding Term Loans of the applicable Class on a pro rata basis. This may be accomplished by requiring each outstanding Borrowing of Term Loans of such Class that are SOFR Loans to be converted into a Borrowing of Term Loans of such Class that are Base Rate Loans on the date of each such Incremental Term Loan, or by allocating a portion of each such Incremental Term Loan to each outstanding Borrowing of Term Loans of such Class that are SOFR Loans on a pro rata basis. Any conversion of SOFR Loans to Base Rate Loans required by the preceding sentence shall be subject to Section 11.4. If any Incremental Term Loan is to be allocated to an existing Interest Period for a Borrowing of SOFR Loans, then the interest rate thereon for such Interest Period shall be as set forth in the applicable Incremental Joinder Agreement.In addition, the scheduled amortization payments under Section 2.8(a) required to be made after the making of any Incremental Term Loans which are not separate Classes shall be ratably increased, subject to customary adjustments to permit the fungibility of such Incremental Term Loans with the existing Term Loans of the same Class, by the aggregate principal amount of such Incremental Term Loans for all Lenders on a pro rata basis to the extent necessary to avoid any reduction in the amortization payments to which the Term Lenders were entitled before such recalculation. 2.2 Evidence of Loans; Notes. (a) The Term Loans made by any Lender are evidenced by this Agreement and, if requested by such Lender, a Term Note payable to such Lender or its registered assigns in an amount equal to the unpaid balance of the Term Loans held by such Lender. (b) The Revolving Loans made by each Revolving Lender are evidenced by this Agreement and, if requested by such Lender, a Revolving Note payable to such Lender or its registered assigns in an amount equal to such Lender’s Revolving Loan Commitment. 2.3 Interest. (a) Subject to Sections 2.3(c), 2.3(d), and 2.12, (i) each SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to Adjusted Term

68 6002802639.21 SOFR for such Interest Period plus the Applicable Margin and (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date or conversion date, as applicable, at a rate per annum equal to the Base Rate plus the Applicable Margin. Each determination of an interest rate by the Administrative Agent shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. All computations of fees and interest (other than interest accruing on Base Rate Loans) payable under this Agreement shall be made on the basis of a 360-day year and actual days elapsed. All computations of interest accruing on Base Rate Loans payable under this Agreement shall be calculated on the basis of a 365-day year (366 days in the case of a leap year) and actual days elapsed. Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof. (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any payment or prepayment of Term Loans (including the Term Loan Maturity Date) and on the Revolving Termination Date in the case of Revolving Loans. (c) Automatically while any Event of Default under Section 8.1(a), 8.1(f) or 8.1(g) exists or following the election of the Required Lenders while any other Event of Default exists, the Borrower shall pay interest on all overdue amounts, if any, at a rate per annum which is determined by adding two percent (2.0%) per annum to the Applicable Margin then in effect for such Loans (plus Adjusted Term SOFR or the Base Rate, as the case may be). All such interest shall be payable in cash on written demand of Administrative Agent or the Required Lenders. (d) Anything herein to the contrary notwithstanding, the obligations of the Borrower hereunder shall be subject to the limitation that payments of interest shall not be required, for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by the respective Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest which may be lawfully contracted for, charged or received by such Lender, and in such event the Borrower shall pay such Lender interest at the highest rate permitted by applicable law (“Maximum Lawful Rate”); provided, however, that if at any time thereafter the rate of interest payable hereunder is less than the Maximum Lawful Rate, the Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by the Administrative Agent, on behalf of Lenders, is equal to the total interest that would have been received had the interest payable hereunder been (but for the operation of this paragraph) the interest rate payable since the Closing Date as otherwise provided in this Agreement. (e) In connection with the use or administration of Term SOFR, the Administrative Agent will have the right, in consultation with the Borrower, to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Benchmark Replacement Conforming Changes in connection with the use or administration of Term SOFR. 2.4 Loan Accounts; Register. (a) (i) The Administrative Agent, on behalf of the Lenders, shall record on its books and records the amount of each Term Loan made, the interest rate applicable, all payments of principal and interest thereon and the principal balance thereof from time to time outstanding and (ii) the Administrative Agent, on behalf of the Revolving Lenders, shall record on its books and records the amount of each Revolving Loan made, the interest rate applicable thereto, all payments of principal and interest thereon and the principal balance thereof from time to time outstanding. The Administrative Agent shall deliver to

69 6002802639.21 the Borrower on a monthly basis a loan statement setting forth such record for the immediately preceding calendar month. Such record shall, absent manifest or demonstrable error, be conclusive evidence of the amount of the Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so, or any failure to deliver such loan statement shall not, however, limit or otherwise affect the obligation of the Borrower hereunder (and under any Note) to pay any amount owing with respect to the Loans or provide the basis for any claim against Administrative Agent. (b) Administrative Agent, acting as a non-fiduciary agent of the Borrower, shall establish and maintain at its address referred to in Section 10.2 (or at such other address in the United States as Administrative Agent may notify the Borrower) (A) a record of ownership (the “Register”) in which (i) Administrative Agent agrees to register by book entry the interests (including any rights to receive payment hereunder) of Administrative Agent, each Lender in each Term Loan, each of their obligations under this Agreement to participate in each Term Loan and any assignment of any such interest, obligation or right and (ii) the Administrative Agent agrees to register by book entry the interests (including any rights to receive payment hereunder) of the Administrative Agent and each Lender in the Revolving Loans, each of their obligations under this Agreement to participate in each Revolving Loan, and any assignment of any such interest, obligation or right and (B) accounts in the applicable Register in accordance with its usual practice in which it shall record (1) the names and addresses of the Lenders (and each change thereto pursuant to Sections 10.9 and 10.20), (2) the Commitments of each applicable Lender, (3) the amount of each Loan and each funding of any participation described in clause (A) above, and for SOFR Loans, the Interest Period applicable thereto, (4) the amount of any principal or interest due and payable or paid with respect to Loans recorded in the applicable Register, (5) [reserved] and (6) any other payment received by Administrative Agent from the Borrower and its application to the Obligations. Notwithstanding anything to the contrary under this Agreement or the other Loan Documents, the entries in the Register shall be conclusive absent manifest error, and Borrower, the Administrative Agent and the Lenders shall treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and, with respect to itself, any Lender, at any reasonable time and from time to time upon reasonable prior notice. (c) Notwithstanding anything to the contrary contained in this Agreement, the Loans (including any Notes evidencing such Loans) are registered obligations and the right, title and interest of the Lenders and their assignees in and to such Loans, shall be transferable only upon notation of such transfer in the Register and no assignment thereof shall be effective until recorded therein. It is intended that the Loans are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code. 2.5 Procedure for Revolving Credit Borrowing and DDTL Borrowing. (a) Each Borrowing of a Revolving Loan or DDTL shall be made upon the Borrower’s irrevocable (subject to Section 11.5) written notice, including by Electronic Transmission, delivered to the Administrative Agent substantially in the form of a Notice of Borrowing or in a writing in any other form reasonably acceptable to the Administrative Agent, which notice must be received by the Administrative Agent prior to 12:00 p.m. (i) on the date which is three (3) U.S. Government Securities Business Days (or such shorter period as may be agreed to by the Administrative Agent in its reasonable discretion) prior to the requested Borrowing date in the case of each Revolving Loan that is a SOFR Loan and each DDTL Borrowing, and (ii) on the date that is one (1) Business Day (or such shorter period as may be agreed to by the Administrative Agent in its reasonable discretion) prior to the requested Borrowing date in the case of each Revolving Loan that is a Base Rate Loan. Such Notice of Borrowing shall specify:

70 6002802639.21 (i) the amount of the Borrowing (which, if a Revolving Loan shall be in an aggregate minimum principal amount of $100,000, and if a DDTL, shall be in an aggregate minimum amount of $500,000, or if less, the remaining Aggregate DDTL Commitments); (ii) the requested Borrowing date, which shall be a Business Day; (iii) whether the Borrowing is to be comprised of (x) Revolving Loans or DDTLs and (y) SOFR Loans or Base Rate Loans; and (iv) if the Borrowing is to be SOFR Loans, the Interest Period applicable to such Loans. (b) Upon receipt of a Notice of Borrowing, the Administrative Agent will promptly notify each Revolving Lender and/or DDTL Lender, as applicable, of such Notice of Borrowing and of the amount of such Lender’s Commitment Percentage of the Borrowing. (c) Unless the Administrative Agent is otherwise directed in writing by the Borrower, the proceeds of each requested Borrowing after the Closing Date will be made available to the Borrower by the Administrative Agent by wire transfer of such amount to the Borrower pursuant to the separate wire transfer instructions provided to the Administrative Agent in connection with the corresponding Notice of Borrowing (or as otherwise transmitted to the Administrative Agent from time to time in writing). 2.6 Conversion and Continuation Elections (a) The Borrower shall have the option to (i) request that any Loan be made as a SOFR Loan, (ii) convert at any time all or any part of outstanding Loans from Base Rate Loans to SOFR Loans, (iii) convert any SOFR Loan to a Base Rate Loan, subject to Section 11.4 if such conversion is made prior to the expiration of the Interest Period applicable thereto, or (iv) continue all or any portion of any Loan as a SOFR Loan upon the expiration of the applicable Interest Period. Any such election must be made by Borrower by 2:00 p.m. on the third U.S. Government Securities Business Day prior to (1) the date of any proposed Loan which is to bear interest at Adjusted Term SOFR, (2) the end of each Interest Period with respect to any SOFR Loans to be continued as such, or (3) the date on which the Borrower wishes to convert any Base Rate Loan to a SOFR Loan for an Interest Period designated by the Borrower in such election. No SOFR Loan shall be comprised of both Revolving Loans (or any one or more portions thereof) and Term Loans (or one or more portions thereof). If no election is received with respect to a SOFR Loan by 2:00 p.m. on the third U.S. Government Securities Business Day prior to the end of the Interest Period with respect thereto, that SOFR Loan shall be converted to a Base Rate Loan at the end of its Interest Period. The Borrower must make such election by notice to the Administrative Agent in writing, including by Electronic Transmission. In the case of any conversion or continuation, such election must be made pursuant to a written notice (a “Notice of Conversion/Continuation”) substantially in the form of Exhibit 2.6 or in a writing in any other form reasonably acceptable to the Administrative Agent. No Loan shall be made, converted into or continued as a SOFR Loan, if (x) an Event of Default has occurred and is continuing and the Administrative Agent or Required Lenders have determined not to make or continue any Loan as a SOFR Loan as a result thereof or (y) the Administrative Agent is or Required Lenders are stayed by the Bankruptcy Code from making such determination. (b) Upon receipt of a Notice of Conversion/Continuation, Administrative Agent will promptly notify each Term Lender or Revolving Lender thereof, as the case may be. In addition, the Administrative Agent will, with reasonable promptness, notify the Borrower and the Lenders of each determination of Adjusted Term SOFR; provided that any failure to do so shall not relieve the Borrower of any liability hereunder or provide the basis for any claim against the Administrative Agent. All conversions and

71 6002802639.21 continuations shall be made pro rata according to the respective outstanding principal amounts of the Loans held by each Lender with respect to which the notice was given. (c) Notwithstanding any other provision contained in this Agreement, after giving effect to any Borrowing, or to any continuation or conversion of any Loans, there shall not be more than seven (7) different Interest Periods in effect; provided that after the establishment of any new Class of Loans pursuant to an Extension or an Incremental Facility, such number of Interest Periods shall increase by two (2) Interest Periods for each such new Class of Loans so established. 2.7 Optional Prepayments and Reductions in Commitments (a) Optional Prepayments Generally. The Borrower may at any time upon at least two (2) Business Days’ (or such shorter period as is acceptable to Administrative Agent) prior written notice by the Borrower to Administrative Agent, prepay the Term Loans in whole or in part in an amount greater than or equal to $100,000, in each instance, upon payment of the applicable amounts payable as provided in Section 2.7(e) and Section 11.4. The Borrower may at any time prepay the Revolving Loans in whole or in part without penalty or premium except in respect of breakage costs as provided in Section 11.4. Optional partial prepayments of Revolving Loans shall be applied in accordance with Section 2.10(a). Optional partial prepayments of Term Loans shall be applied ratably across all Classes of Term Loans, and then shall, subject to Section 2.10(a), be applied within each Class of Term Loans to scheduled installments thereof, if any, as specified by the Borrower in such notice of prepayment; provided that the same order of application shall apply to each Class of Term Loan and, in the absence of such direction, in the manner set forth in Section 2.8(f); provided, further, that if no application is specified by the Borrower, such amounts shall be applied ratably across all Classes of Term Loans and then within each Class of Term Loans applied pro rata to all remaining scheduled installments of the Term Loan of such Class (other than the bullet payments due at maturity) in direct order of maturity. (b) (i) Reductions in Revolving Loan Commitments. The Borrower may at any time upon at least two (2) Business Days’ (or such shorter period as is acceptable to the Administrative Agent in its reasonable discretion) prior written notice by the Borrower to the Administrative Agent permanently reduce the Aggregate Revolving Loan Commitment; provided that such reductions shall be in an amount greater than or equal to $500,000. All reductions of the Aggregate Revolving Loan Commitment shall be allocated pro rata among all Lenders with a Revolving Loan Commitment. (ii) Reductions in DDTL Commitments. The Borrower may at any time upon at least three (3) Business Days’ (or such shorter period as is acceptable to Administrative Agent in its reasonable discretion) prior written notice by the Borrower to Administrative Agent permanently reduce the Aggregate DDTL Commitment; provided that such reductions shall be in an amount greater than or equal to $500,000 or, if less, the remaining Aggregate DDTL Commitment. All reductions of the Aggregate DDTL Commitment shall be allocated pro rata among all DDTL Lenders. (c) Notices. Notice of prepayment or commitment reduction pursuant to clauses (a) and (b) above shall not thereafter be revocable by the Borrower (unless such notice expressly conditions such prepayment upon consummation of a transaction which is contemplated to result in prepayment of the Loans, in which event such notice may be revocable or conditioned upon such consummation) and the Administrative Agent will promptly notify each Lender thereof and of such Lender’s Commitment Percentage of such prepayment or reduction. The payment amount specified in a notice of prepayment shall be due and payable on the date specified therein. Together with each prepayment under this Section 2.7, the Borrower shall pay any amounts required pursuant to Section 11.4.

72 6002802639.21 (d) [Reserved]. (e) Prepayment Premium. Upon the occurrence of any Prepayment Event, the Borrower shall pay to the Administrative Agent, for the ratable account of the applicable Lenders, a prepayment premium equal to (i) 2.00% of the aggregate principal amount of the Term Loans subject to, or deemed subject to, such Prepayment Event if such Prepayment Event occurs prior to the first anniversary of the Closing Date, (ii) 1.00% of the aggregate principal amount of the Term Loans subject to, or deemed subject to, such Prepayment Event if such Prepayment Event occurs on or after the first anniversary of the Closing Date but prior to the second anniversary of the Closing Date and (iii) 0.00% if such Prepayment Event occurs on or after the second anniversary of the Closing Date (the foregoing premiums, the “Prepayment Premium”). If the Term Loans are accelerated or otherwise become due prior to their maturity date, in each case, as a result of an Event of Default, including upon the occurrence of any bankruptcy or insolvency event or the acceleration of claims by operation of law, the amount of principal, premium and other Obligations that becomes due and payable shall include the Prepayment Premium in effect on the date of such acceleration or other prior due date, as if the Term Loans so accelerated or otherwise becoming due had been voluntarily prepaid on such date. Without limiting the generality of the foregoing, the Prepayment Premium shall be due and payable on the date of such acceleration or other prior due date, shall constitute part of the Obligations, and is intended to compensate the Lenders for the loss of yield, redeployment costs and other damages resulting from such prepayment, repayment, payment, assignment, acceleration or other prior due date, which damages are impracticable and extremely difficult to ascertain. Each Credit Party acknowledges and agrees that the Prepayment Premium is a reasonable calculation of the Lenders’ damages and not a penalty, and each Credit Party, to the fullest extent permitted by applicable Requirements of Law, waives the provisions of any present or future statute, law or equitable principle that prohibits or may prohibit the collection of the Prepayment Premium in connection with any such acceleration or other prior due date. Each Credit Party further acknowledges and agrees that (1) the Prepayment Premium is the product of an arm’s-length transaction among sophisticated parties represented by counsel, (2) the Prepayment Premium shall be payable notwithstanding the then-prevailing market rates at the time payment is made, (3) there has been a course of conduct between the Lenders and the Credit Parties giving specific consideration for the agreement to pay the Prepayment Premium and (4) the Credit Parties shall be estopped from claiming that the Prepayment Premium is not payable as provided herein. 2.8 Mandatory Prepayments of Loans and Commitment Reductions (a) Scheduled Term Loan Payments. (i) Scheduled Initial Term Loan Payments. The principal amount of the Closing Date Term Loans shall be paid in equal quarterly installments in arrears, commencing on the last day of the calendar quarter ending March 31, 2027, and continuing on the last day of each calendar quarter thereafter. Each installment shall be in an amount equal to 0.25% per quarter of the initial outstanding principal amount of Closing Date Term Loans on the Closing Date with the remaining outstanding amount due in full in cash on the Term Loan Maturity Date. The final scheduled installment of each such Term Loan shall, in any event, be in an amount equal to the entire remaining principal balance of such Term Loan. No mandatory prepayment pursuant to Section 2.8 shall reduce the amount of any scheduled installment required to be paid pursuant to this Section 2.8(a)(i). (ii) Scheduled DDTL Payments. The principal amount of DDTLs shall be paid in equal quarterly installments, commencing on the last day of the first full calendar quarter elapsing after which the first DDTL is funded hereunder (but, in any event, not earlier than the last day of the Fiscal Quarter ending March 31, 2027) and continuing on the last day of each calendar quarter thereafter. Each such installment shall be in an amount equal to 0.25% per quarter of the initial

73 6002802639.21 outstanding principal amount of each funding thereof (with customary adjustments to provide for the “fungibility” of the DDTLs with the initial Term Loans) with the remaining outstanding amount due in full in cash on the Term Loan Maturity Date. The final scheduled installment of DDTLs shall, in any event, be in an amount equal to the entire remaining principal balance of the DDTLs. No mandatory prepayment pursuant to Section 2.8 shall reduce the amount of any scheduled installment required to be paid pursuant to this Section 2.8(a)(ii). (iii) Scheduled Incremental Term Loan Payments. Scheduled installments for any Incremental Term Loan or Extended Term Loan shall be as specified in the applicable amendment, Extension or joinder agreement. (iv) Pro Rata Adjustments. The Administrative Agent may (in consultation with the KLIM Representative), at the time of incurrence thereof, adjust the scheduled amortization payments applicable to any Class of Term Loans in conjunction with the incurrence of any DDTLs, Incremental Term Loans or Extended Term Loans (in each case, solely to the extent such DDTLs, Incremental Term Loans or Extended Term Loans otherwise have the same terms and conditions as existing Term Loans) solely in order to maintain the pro rata allocation of amortization payments between and among Term Loans that otherwise have the same terms and conditions but are incurred on different dates. With respect to any Incremental Term Loan or Extended Term Loan such amortization payment shall be as specified in the applicable amendment, Extension or joinder agreement and, with respect to any DDTL, such amortization payment shall be calculated by the Administrative Agent in a manner consistent with this clause (i) and notified to the Lenders. (b) Revolving Loan. The Borrower shall repay to the Lenders in full on the date specified in clause (a) of the definition of “Revolving Termination Date” the aggregate principal amount of the Revolving Loans outstanding on the Revolving Termination Date. (c) Asset Sales; Events of Loss. If a Credit Party or any Restricted Subsidiary of a Credit Party shall at any time or from time to time: (i) make or consummate an Asset Sale permitted under Sections 6.2(b), 6.2(n) (except to the extent the asset subject to the Asset Sale was acquired or otherwise funded with cash proceeds from the business operations of Ultimate Parent and its Restricted Subsidiaries in which case only the original principal amount of internally generated cash proceeds expended shall be excluded) or 6.2(r); or (ii) suffer an Event of Loss; and the aggregate amount of the Net Proceeds received by the Credit Parties and their Restricted Subsidiaries in connection with such Asset Sale or Event of Loss exceeds the greater of (x) $1,925,000 and (y) 5% of Consolidated EBITDA for the most recently ended Test Period in the aggregate, then (A) the Borrower shall promptly notify the Administrative Agent of such Asset Sale or Event of Loss (including the amount of the estimated Net Proceeds to be received by a Credit Party and/or such Restricted Subsidiary in respect thereof) and (B) promptly upon receipt by a Credit Party and/or such Restricted Subsidiary of the Net Proceeds of such Asset Sale or Event of Loss, the Borrower shall deliver, or cause to be delivered, an amount equal to such excess Net Proceeds to Administrative Agent for distribution to the Lenders as a prepayment of the Term Loans, which prepayment shall be applied in accordance with Section 2.8(f) hereof. Notwithstanding the foregoing, such prepayment shall not be required to the extent a Credit Party or such Restricted Subsidiary reinvests the Net Proceeds of such Asset Sale or Event of Loss in productive assets (other than Inventory (except to the extent Inventory was subject to such an Event

74 6002802639.21 of Loss)) of a kind then used or usable in the business of the Borrower or such Restricted Subsidiary, within twelve (12) months after the date such Net Proceeds are received, or enters into a binding commitment thereof within said twelve (12) month period and subsequently makes such reinvestment within an additional six (6) months thereafter; provided that (i) the Borrower notifies the Administrative Agent of the Borrower’s or such Restricted Subsidiary’s intent to reinvest and of the completion of such reinvestment at the time such proceeds are received and when such reinvestment occurs, respectively, (ii) if the Net Proceeds were in respect of Collateral, any assets acquired in any such reinvestment shall be Collateral; and (iii) irrespective of the foregoing provisions of this Section 2.8(c), such reinvestment right shall not be applicable with respect to any transfer generating Net Proceeds in excess of $50,000,000 consisting of all or a portion of the Wealth Management division of the Credit Parties and their Restricted Subsidiaries. Notwithstanding the foregoing, the Ultimate Parent and its Restricted Subsidiaries shall have the right to collect, adjust and settle all claims for loss, damage or destruction resulting from such Event of Loss. (d) Incurrence of Debt. Promptly upon receipt by any Credit Party or any Restricted Subsidiary of any Credit Party of the Net Issuance Proceeds of the incurrence of Indebtedness (other than Net Issuance Proceeds from the incurrence of Indebtedness permitted hereunder unless constituting Permitted Refinancing of Indebtedness hereunder in which case it is subject to this paragraph (d)), the Borrower shall deliver, or cause to be delivered, to Administrative Agent an amount equal to 100% of such Net Issuance Proceeds for application to the Term Loans in accordance with Section 2.8(f). (e) Excess Cash Flow. Within five (5) Business Days after the annual financial statements and corresponding Compliance Certificate are required to be delivered pursuant to Sections 5.1(a) and 5.2(b) hereof for each Fiscal Year (the “ECF Period”), commencing with such annual financial statements for the Fiscal Year ending December 31, 2027, the Borrower shall deliver to Administrative Agent, for distribution to the Lenders, an amount equal to (i) (x) 50% of such Excess Cash Flow in the applicable ECF Period if the Total Net Leverage Ratio as of the last day of such Fiscal Year is greater than 0.02:1.00 as reflected in the Compliance Certificate delivered for the applicable ECF Period, (y) 25% of such Excess Cash Flow in the applicable ECF Period if the Total Net Leverage Ratio as of the last day of such Fiscal Year is less than or equal to 0.02:1.00 and greater than 0.00:1.00 as reflected in the Compliance Certificate delivered for the applicable ECF Period, and (z) 0% of such Excess Cash Flow if the Total Net Leverage Ratio as of the last day of such Fiscal Year is less than or equal to 0.00:1.00 as reflected in the Compliance Certificate delivered for the applicable ECF Period, less (ii) the aggregate amount of (x) voluntary prepayments of the Term Loans and any Incremental Term Loans secured on a pari passu basis with the Closing Date Term Loans (in each case, to the extent offered to all Lenders on a pro rata basis (with no requirement to be completed on a pro rata basis)), (y) voluntary prepayments of the Revolving Loans (including the Loans made under any Incremental Revolving Facility) to the extent accompanied by a permanent reduction in the Aggregate Revolving Loan Commitment and, in each case, to the extent made during the applicable ECF Period and, at the Borrower’s election, after the end of such Fiscal Year and prior to the date of the prepayment under this clause (e) for such ECF Period (but without duplication in any succeeding year), in each case, to the extent not funded with long-term Indebtedness (other than Revolving Loans ) and (z) voluntary prepayment of any other Indebtedness secured on a pari passu basis with the Closing Date Term Loan (accompanied by a permanent commitment reduction in the case of revolving Indebtedness) to the extent made during such Excess Cash Flow period or, at the Borrower’s election, prior to the respective corresponding Excess Cash Flow prepayment date (without duplication in any succeeding year); provided, that no prepayment of Loans shall be required under this Section 2.8(e) unless the amount calculated pursuant to this Section 2.8(e) exceeds the greater of (x) $1,925,000 and (y) 5% of Consolidated EBITDA for the most recently ended Test Period for such Fiscal Year, and in such case, such amount shall be the amount in excess thereof; provided further to the extent Excess Cash Flow is less than zero, such amount may be carried over and applied to reduce Excess Cash Flow for the immediately succeeding Fiscal Year on a dollar-for-dollar basis.

75 6002802639.21 Amounts required to be prepaid hereunder shall be applied in accordance with the provisions of Section 2.8(f). (f) Application of Prepayments. Subject to Section 2.10(c) and except as may otherwise be set forth in any Extension Offer with respect to any Extended Term Loan or in any Incremental Joinder Agreement with respect to any Incremental Term Loan, all prepayments pursuant to Sections 2.8(c), 2.8(d) or 2.8(e) shall be applied as directed by the Borrower, and in the absence of such direction, first pro rata to each Class of Term Loan based upon the respective outstanding principal balances thereof, and shall be applied within each such Class to prepay the installments of each such Class of Term Loan, if any, in direct order of maturity and second to prepay outstanding Revolving Loans without permanent reduction of the Aggregate Revolving Loan Commitment. To the extent permitted by the foregoing, amounts prepaid shall be applied first to any Base Rate Loans then-outstanding and then to outstanding SOFR Loans with the shortest Interest Periods remaining. Together with each prepayment under this Section 2.8, the Borrower shall pay any amounts required pursuant to Section 11.4 and with respect to payments pursuant to Section 2.8(d), to the extent applicable, Section 2.7(e). Notwithstanding the foregoing, each Lender may reject all or a portion of its pro rata share of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) of any Class of Term Loans required to be made pursuant to clauses (c), (d) and (e) of this Section 2.8 (except for any such prepayment that represents a refinancing of the Term Loans or an AHYDO Catch-Up Payment) by providing written notice (each, a “Rejection Notice”) to Administrative Agent and the Borrower no later than 5:00 p.m. one (1) Business Day after the date of such Lender’s receipt of notice from Administrative Agent regarding such prepayment. Each Rejection Notice from a Lender shall specify the principal amount of the mandatory prepayment of Term Loans rejected by such Lender. If a Lender fails to deliver a Rejection Notice to Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Term Loans so rejected, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of such Term Loans. Any Declined Proceeds shall first be distributed ratably to Lenders who did not submit a Rejection Notice and second, if any Declined Proceeds remain, shall be retained by the Borrower (if so retained by the Borrower, constitute a portion of the Available Amount, to the extent provided in clause (x)(v) of the definition of Available Amount). (g) [Reserved]. (h) Repatriation. Notwithstanding the foregoing, (x) to the extent any or all of the Net Proceeds of any Asset Sale by, or Event of Loss of, a Foreign Subsidiary otherwise giving rise to a prepayment pursuant to Section 2.8(c), or Excess Cash Flow attributable to a Foreign Subsidiary, is prohibited or delayed by any applicable local Requirements of Law (including to the extent that the use of repatriated proceeds to provide credit support for the Obligations would violate local Requirements of Law) from being repatriated to the Borrower or any Domestic Subsidiary including through the repayment of intercompany Indebtedness (each, a “Repatriation”; with “Repatriated” having a correlative meaning) (Borrower hereby agreeing to use commercially reasonable efforts to cause the applicable Foreign Subsidiary to take all actions required by such Requirements of Law to permit such Repatriation), or (y) if the Borrower has determined in good faith, in consultation with the Administrative Agent, that Repatriation of any such amount, a loan, advance, distribution of such amount, or inclusion of any such amount in the calculation of proceeds referred to in any mandatory prepayment formula would result in material adverse Tax consequences to the Credit Parties and their Restricted Subsidiaries, taken as a whole, taking into account any foreign tax credit or benefit actually received in connection with such Repatriation, the portion of such Net Proceeds or Excess Cash Flow so affected (such amount, the “Excluded Prepayment Amount”), will not be required to be applied to prepay Loans at the times provided in this Section 2.8, and such amounts shall be available for working capital and other general corporate purposes of the Ultimate Parent and its Restricted Subsidiaries; provided, that, promptly after such Repatriation is no longer prohibited or delayed or would no longer result in such material adverse Tax consequences, the Borrower shall apply the

76 6002802639.21 applicable Excluded Prepayment Amount to prepay the Loans as otherwise required by this Section 2.8. For the avoidance of doubt, the non-application of any Excluded Prepayment Amount pursuant to this Section 2.8(h) shall not constitute a Default or an Event of Default. Notwithstanding the foregoing, any prepayments required after the application of this Section 2.8(h) shall be net of any costs, expenses or Taxes incurred by the Borrower or any of its Affiliates arising as a result of compliance with this Section 2.8(h) (to the extent not already taken into account under the definition of “Net Proceeds” or “Excess Cash Flow”). For the avoidance of doubt, any Excess Cash Flow or Net Proceeds excluded from the mandatory prepayment obligation under this Section 2.8(h) by reason of any Excluded Prepayment Amount shall also be excluded from the calculation of the Available Amount (including for purposes of clause (x)(ii) thereof) and shall not be included in any determination of Dividends, Investments or Restricted Debt Payments permitted to be made pursuant to Sections 6.4(l), 6.8(g) or 6.12(g). (i) No Implied Consent. Provisions contained in this Section 2.8 for the application of proceeds of certain transactions shall not be deemed to constitute consent of the Lenders to transactions that are not otherwise permitted by the terms hereof or the other Loan Documents. 2.9 Administrative Agent’s Fees. (a) Fees. The Borrower shall pay to Administrative Agent, for Administrative Agent’s own account or as otherwise provided therein, fees in the amounts and at the times set forth in a letter agreement among the Borrower and Diameter, dated as of the Closing Date (as amended, modified and/or supplemented from time to time in accordance with its terms, the “Fee Letter”). (b) Unused Revolving Commitment Fee. The Borrower shall pay to the Administrative Agent a fee (the “Unused Revolving Commitment Fee”) for the account of each Revolving Lender in an amount equal to: (i) the daily balance of the Revolving Loan Commitment of such Revolving Lender during the preceding calendar quarter, less (ii) the daily balance of all Revolving Loans held by such Revolving Lender, (iii) multiplied by one half percent (0.50%) per annum. The total Unused Revolving Commitment Fee paid by the Borrower will be equal to the sum of all of the Unused Revolving Commitment Fees due to the Lenders, subject to Section 2.11(e)(vi). Such fee shall be payable quarterly in arrears on the last day of each calendar quarter following the Closing Date. The Unused Revolving Commitment Fee provided in this Section 2.9(b) shall accrue at all times from and after the execution and delivery of this Agreement. (c) Unused DDTL Commitment Fee. The Borrower shall pay to the Administrative Agent a fee (the “Unused DDTL Commitment Fee”) for the account of each DDTL Lender in an amount equal to: (i) the average amount of the DDTL Commitment of such DDTL Lender during the preceding calendar quarter, (ii) multiplied by one percent (1.00%) per annum. The total Unused DDTL Commitment Fee paid by the Borrower will be equal to the sum of all of the Unused DDTL Commitment Fees due to the Lenders, subject to Section 2.11(e)(vi). Such fee shall be

77 6002802639.21 payable quarterly in arrears on the last day of each calendar quarter following the Closing Date. The Unused DDTL Commitment Fee provided in this Section 2.9(c) shall accrue at all times from and after the execution and delivery of this Agreement. 2.10 Payments by the Borrower (a) All payments, prepayments or repayments to be made by each Credit Party on account of principal, interest, fees and other amounts required hereunder or under any other Loan Document shall be made without set-off, recoupment, counterclaim or deduction of any kind, shall, except as otherwise expressly provided herein (including Section 11.1), be made to the Administrative Agent for the ratable account of the Persons holding the applicable Obligations at the address for payment, including wire instructions, as the Administrative Agent may from time to time specify in accordance with Section 10.2, and shall be made in Dollars and by wire transfer in immediately available funds (which shall be the exclusive means of payment hereunder), no later than 1:00 p.m. on the date due. Any payment which is received by the Administrative Agent later than 1:00 p.m. may in the Administrative Agent’s discretion be deemed to have been received on the immediately succeeding Business Day and any applicable interest or fee shall continue to accrue. The Borrower and each other Credit Party hereby irrevocably waives the right to direct the application during the continuance of an Event of Default of any and all payments in respect of any Obligation and any proceeds of Collateral. The Borrower hereby authorizes the Administrative Agent and each Lender to make a Revolving Loan (which shall be a Base Rate Loan) to pay (i) interest, principal, fees payable under the Fee Letter and Unused Commitment Fees, in each instance, on the date due, or (ii) after five (5) days’ prior notice to the Borrower, other fees, costs or expenses payable by the Borrower or any of its Restricted Subsidiaries hereunder or under the other Loan Documents. (b) Subject to the provisions set forth in the definition of “Interest Period” herein, if any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be excluded in the computation, and if applicable, payment, of interest or fees, as the case may be, on such next succeeding Business Day; provided that such extension of time shall be included in the next succeeding computation and payment of interest and fees; provided, further, that if the scheduled payment date is the maturity date of any Loan such extension of time shall include such interest and fees, which shall be payable on such next succeeding Business Day. (c) (i) During the continuance of an Event of Default, the Administrative Agent may, and shall, upon the direction of the Required Lenders, apply any and all payments received by the Administrative Agent in respect of any Obligation in accordance with clauses first through sixth below; and (ii) notwithstanding any provision herein to the contrary, all proceeds of Collateral after any exercise of remedies under Section 8.2 and all amounts collected or received by the Administrative Agent, including all payments made by the Credit Parties to the Administrative Agent after any or all of the Obligations have been accelerated (so long as such acceleration has not been rescinded), including proceeds of the Collateral after any exercise of remedies under Section 8.2, shall be applied as follows: first, to payment of costs, fees, expenses, including Attorney Costs, and indemnification of or owed to the Administrative Agent and the KLIM Representative payable or reimbursable by the Credit Parties under the Loan Documents; second, to payment of Attorney Costs and other costs, fees, expenses and indemnification amounts of the Lenders payable or reimbursable by the Credit Parties under this Agreement, ratably among the Lenders in proportion to the respective amounts described in this clause second payable to them;

78 6002802639.21 third, to payment of all accrued unpaid interest on the Loans and fees owed to the Lenders, ratably among the Lenders in proportion to the respective amounts described in this clause third payable to them; fourth, to payment of principal of the Loans and to any Obligations then due and payable under any Secured Rate Contract, ratably among the Lenders and applicable Secured Swap Providers in proportion to the respective amounts described in this clause fourth held by them; fifth, to all other Obligations owing to the Secured Parties, ratably among the Secured Parties in proportion to the respective amounts described in this clause fifth payable to them; and sixth, any remainder shall be for the account of and paid to whoever may be lawfully entitled thereto. In carrying out the foregoing, (i) amounts received shall be applied to each category in the numerical order until amounts in such category have been paid in full in cash prior to the application to the immediately succeeding category, (ii) each of the Lenders or other Persons entitled to payment shall receive an amount equal to its pro rata share of amounts available to be applied pursuant to clauses second, third, fourth and fifth above and (iii) no payments by a Guarantor and no proceeds of Collateral of a Guarantor shall be applied to Excluded Rate Contract Obligations of such Guarantor. Notwithstanding the foregoing, Obligations owed to any Secured Swap Provider (other than Diameter or an Affiliate thereof) arising under Secured Rate Contracts are conditioned upon (i) with respect to any Secured Rate Contract set forth in clause (i) of such definition, supporting documentation as the Administrative Agent may reasonably request from the applicable Secured Swap Provider, including as to the outstanding amount of such Obligations owed to such Secured Swap Provider and (ii) with respect to any Secured Rate Contract set forth in clause (ii) of such definition, execution and delivery of the Secured Swap Provider Designation Notice to the Administrative Agent and delivery of supporting documentation as the Administrative Agent may reasonably request from the applicable Secured Swap Provider as to the outstanding amount of such Obligations owed to such Secured Swap Provider. 2.11 Payments by the Lenders to Administrative Agent; Settlement (a) Disbursements. (i) Administrative Agent may, on behalf of Term Lenders, disburse funds to the Borrower for Term Loans requested. Each Term Lender shall reimburse Administrative Agent on demand for all funds disbursed on its behalf by Administrative Agent, or if Administrative Agent so requests, each Term Lender will remit to Administrative Agent its Commitment Percentage of any Loan before Administrative Agent disburses same to the Borrower. If Administrative Agent elects to require that each Term Lender make funds available to Administrative Agent prior to disbursement by Administrative Agent to the Borrower, Administrative Agent shall advise each Term Lender by Electronic Transmission of the amount of such Term Lender’s Commitment Percentage of the Loan requested by the Borrower no later than the Business Day prior to the scheduled Borrowing date applicable thereto, and each such Term Lender shall pay Administrative Agent such Term Lender’s Commitment Percentage of such requested Loan, in same day funds, by wire transfer to Administrative Agent’s account, as designated in writing by Administrative Agent to such Term Lender, no later than 1:00 p.m. on such scheduled Borrowing date. Nothing in

79 6002802639.21 this Section 2.11(a) or elsewhere in this Agreement or the other Loan Documents, including the remaining provisions of Section 2.11, shall be deemed to require Administrative Agent to advance funds on behalf of any Term Lender or to relieve any Term Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Administrative Agent or the Borrower may have against any Term Lender as a result of any default by such Term Lender hereunder. Notwithstanding anything to the contrary herein, no Lender shall be required to reimburse the Administrative Agent for any amount advanced by the Administrative Agent on behalf of such Lender if the conditions precedent to the applicable Borrowing were not satisfied or waived in accordance with this Agreement and such Lender notified the Administrative Agent in writing prior to such Borrowing that such conditions had not been satisfied; provided that the Administrative Agent may presume that such conditions are satisfactory to such Lender unless the Administrative Agent has received such notice prior to making such Loan. (ii) Administrative Agent may, on behalf of Revolving Lenders, disburse funds to the Borrower for Loans requested. Each Revolving Lender shall reimburse the Administrative Agent on demand for all funds disbursed on its behalf by the Administrative Agent, or if the Administrative Agent so requests, each Revolving Lender will remit to the Administrative Agent its Commitment Percentage of any Loan before the Administrative Agent disburses same to the Borrower. If the Administrative Agent elects to require that each Revolving Lender make funds available to the Administrative Agent prior to disbursement by the Administrative Agent to the Borrower, the Administrative Agent shall advise each Revolving Lender by Electronic Transmission of the amount of such Revolving Lender’s Commitment Percentage of the Loan requested by the Borrower no later than 12:00 p.m. on the scheduled Borrowing date applicable thereto, and each such Revolving Lender shall pay the Administrative Agent such Revolving Lender’s Commitment Percentage of such requested Loan, in same day funds, by wire transfer to the Administrative Agent’s account on such scheduled Borrowing date. Any repayment required pursuant to this Section 2.11(a) shall be without premium or penalty. Nothing in this Section 2.11(a) or elsewhere in this Agreement or the other Loan Documents, including the remaining provisions of Section 2.11, shall be deemed to require the Administrative Agent to advance funds on behalf of any Revolving Lender or to relieve any Revolving Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that the Administrative Agent or Borrower may have against any Revolving Lender as a result of any default by such Revolving Lender hereunder. Notwithstanding anything to the contrary herein, no Lender shall be required to reimburse the Administrative Agent for any amount advanced by the Administrative Agent on behalf of such Lender if the conditions precedent to the applicable Borrowing were not satisfied or waived in accordance with this Agreement and such Lender notified the Administrative Agent in writing prior to such Borrowing that such conditions had not been satisfied; provided that the Administrative Agent may presume that such conditions are satisfactory to such Lender unless the Administrative Agent has received such notice prior to making such Loan. (b) Settlements. At least once each calendar week or more frequently at the Administrative Agent’s election (each, a “Settlement Date”), the Administrative Agent shall advise each Lender by Electronic Transmission of the amount of such Lender’s Commitment Percentage of principal, interest and fees paid for the benefit of Lenders with respect to each applicable Loan. The Administrative Agent shall pay to each Lender such Lender’s Commitment Percentage (except as otherwise provided in Section 2.11(e)(iv)) of principal, interest and fees paid by the Borrower since the previous Settlement Date for the benefit of such Lender on the Loans held by it; provided, however, that in the case of any payment of principal received by Administrative Agent from Borrower in respect of any Term Loan prior to 1:00 p.m. on any Business Day, Administrative Agent shall pay to each applicable Lender such Lender’s Commitment Percentage of such payment on such Business Day, and, in the case of any payment of principal received by Administrative Agent from Borrower in respect of any Term Loan later than 1:00

80 6002802639.21 p.m. on any Business Day, Administrative Agent shall pay to each applicable Lender such Lender’s Commitment Percentage of such payment on the next Business Day. Except as provided in the preceding proviso with respect to Term Loan payments, such payments shall be made by wire transfer to such Lender not later than 2:00 p.m. on the next Business Day following each Settlement Date. (c) Availability of Lender’s Commitment Percentage. The Administrative Agent may assume that each Revolving Lender will make its Commitment Percentage of each Revolving Loan available to the Administrative Agent on each Borrowing date. If such Commitment Percentage is not, in fact, paid to the Administrative Agent by such Revolving Lender when due, the Administrative Agent will be entitled to recover such amount on demand from such Revolving Lender without setoff, counterclaim or deduction of any kind. If any Revolving Lender fails to pay the amount of its Commitment Percentage forthwith upon the Administrative Agent’s demand, the Administrative Agent shall promptly notify the Borrower, and the Borrower shall immediately repay such amount to the Administrative Agent. Nothing in this Section 2.11(c) or elsewhere in this Agreement or the other Loan Documents shall be deemed to require the Administrative Agent to advance funds on behalf of any Revolving Lender or to relieve any Revolving Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that the Borrower may have against any Revolving Lender as a result of any default by such Revolving Lender hereunder. Without limiting the provisions of Section 2.11(b), to the extent that the Administrative Agent advances funds to the Borrower on behalf of any Revolving Lender and is not reimbursed therefor on the same Business Day as such advance is made, the Administrative Agent shall be entitled to retain for its account all interest accrued on such advance from the date such advance was made until reimbursed by the applicable Revolving Lender. (d) Return of Payments. (i) If the Administrative Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by the Administrative Agent from the Borrower and such related payment is not received by the Administrative Agent, then the Administrative Agent will be entitled to recover such amount from such Lender on demand without setoff, counterclaim or deduction of any kind. If any Lender makes funds available to the Administrative Agent for any Loan to be made by such Lender and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Borrowing are not satisfied or waived in accordance with this Agreement, the Administrative Agent shall promptly return such funds, in like funds as received, to such Lender, without interest. (ii) If the Administrative Agent determines at any time that any amount received by the Administrative Agent under this Agreement or any other Loan Document must be returned to any Credit Party or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Loan Document, the Administrative Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to the Administrative Agent on demand any portion of such amount that the Administrative Agent has distributed to such Lender, together with interest at such rate, if any, as the Administrative Agent is required to pay to the Borrower or such other Person, without setoff, counterclaim or deduction of any kind, and the Administrative Agent will be entitled to set-off against future distributions to such Lender any such amounts (with interest) that are not repaid on demand. (e) Defaulting Lenders. (i) Responsibility. The failure of any Defaulting Lender to make any Revolving Loan or DDTL, or to fund any purchase of any participation to be made or funded by it, or to make any

81 6002802639.21 payment required by it under any Loan Document on the date specified therefor shall not relieve any other Lender of its obligations to make such loan, fund the purchase of any such participation, or make any other such required payment on such date, and no Administrative Agent nor, other than as expressly set forth herein, any other Lender shall be responsible for the failure of any Defaulting Lender to make a loan, fund the purchase of a participation or make any other required payment under any Loan Document. (ii) [Reserved]. (iii) Voting Rights. Notwithstanding anything set forth herein to the contrary, including Section 10.1, a Defaulting Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a “Lender” or a “Revolving Lender” or a “DDTL Lender” (or be, or have its Loans and Commitments, included in the determination of “Required Lenders” or “Lenders directly affected” pursuant to Section 10.1) for any voting or consent rights under or with respect to any Loan Document; provided that (A) the Commitment of a Defaulting Lender may not be increased, extended or reinstated, (B) the principal of a Defaulting Lender’s Loans may not be reduced or forgiven, and (C) the interest rate applicable to Obligations owing to a Defaulting Lender may not be reduced, in each case, without the consent of such Defaulting Lender. Moreover, for the purposes of determining Required Lenders, the Loans and Commitments held by Defaulting Lenders shall be excluded from the total Loans and Commitments outstanding. (iv) Borrower Payments to a Defaulting Lender. The Administrative Agent is hereby authorized to use all payments received by the Administrative Agent for the benefit of any Defaulting Lender pursuant to this Agreement to pay in full the Aggregate Excess Funding Amount to the appropriate Secured Parties entitled thereto. Upon any such unfunded obligations owing by a Defaulting Lender becoming due and payable, the Administrative Agent is hereby authorized to use such cash collateral to make such payment on behalf of such Defaulting Lender. With respect to any Defaulting Lender’s failure to fund Revolving Loans or DDTLs, any amounts applied by the Administrative Agent to satisfy such funding shortfalls shall be deemed to constitute a Revolving Loan or amount of the participation required to be funded and, if necessary to effectuate the foregoing with respect to Revolving Loans, the other Revolving Lenders shall be deemed to have sold, and such Defaulting Lender shall be deemed to have purchased, Revolving Loans from the other Revolving Lenders until such time as the aggregate amount of the Revolving Loans are held by the Revolving Lenders in accordance with their Commitment Percentages of the Aggregate Revolving Loan Commitment. Any amounts owing by a Defaulting Lender to the Administrative Agent which are not paid when due shall accrue interest at the interest rate applicable during such period to Revolving Loans or DDTLs, as applicable, that are Base Rate Loans. In the event that the Administrative Agent is holding cash collateral of a Defaulting Lender that cures pursuant to clause (v) below or ceases to be a Defaulting Lender pursuant to the definition of Defaulting Lender, the Administrative Agent shall return the unused portion of such cash collateral to such Lender. The “Aggregate Excess Funding Amount” of a Defaulting Lender shall be the aggregate amount of all unpaid obligations owing by such Lender to the Administrative Agent and other Lenders under the Loan Documents, including such Lender’s pro rata share of all Revolving Loans. (v) Cure. A Lender may cure its status as a Defaulting Lender under clause (a) of the definition of Defaulting Lender if such Lender fully pays to the Administrative Agent, on behalf of the applicable Secured Parties, the Aggregate Excess Funding Amount, plus all interest due thereon. Any such cure shall not relieve any Lender from liability for breaching its contractual obligations hereunder and shall not constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

82 6002802639.21 (vi) Fees. A Lender that is a Defaulting Lender pursuant to clause (a) of the definition of Defaulting Lender shall not earn and shall not be entitled to receive, and the Borrower shall not be required to pay, such Lender’s portion of the Unused Commitment Fee during the time such Lender is a Defaulting Lender pursuant to clause (a) thereof. (f) Procedures. The Administrative Agent is hereby authorized by each Credit Party and each other Secured Party to establish procedures (and to amend such procedures from time to time) to facilitate administration and servicing of the Loans and other matters incidental thereto. Without limiting the generality of the foregoing, the Administrative Agent is hereby authorized to establish procedures to make available or deliver, or to accept, notices, documents and similar items on, by posting to or submitting and/or completion, on E-Systems. (g) Cashless Settlement. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans or Commitments in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender. 2.12 Benchmark Replacement Setting. Notwithstanding anything to the contrary herein or in any other Loan Document: (a) Benchmark Replacement. If a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (b) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent (in consultation with the Borrower) will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Benchmark Replacement Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.12(d) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.12, including any determination with respect to a tenor, rate or

83 6002802639.21 adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.12. (d) Unavailability of Tenor of Benchmark. At any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent (in consultation with the Borrower) may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a SOFR Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. ARTICLE III CONDITIONS PRECEDENT 3.1 Conditions of Initial Loans. The obligation of each Lender to make its initial Loans hereunder is subject to satisfaction or waiver of the following conditions in a manner reasonably satisfactory to each of the Administrative Agent and the KLIM Representative: (a) Loan Documents. Subject to Section 5.17, the Lenders shall have received on or before the Closing Date all of the agreements, documents, instruments and other items set forth on the closing checklist attached hereto as Exhibit 3.1 (which Exhibit shall not constitute a Loan Document or any part thereof), including a Solvency Certificate and other customary closing documents, opinions, and certificates, other than those that are specified therein as permitted to be delivered after the Closing Date, each in form and substance reasonably satisfactory to the Lenders and, to the extent applicable, duly executed by the applicable signatories or parties thereto. (b) [Reserved]. (c) [Reserved].

84 6002802639.21 (d) Representations and Warranties. (i) The representations and warranties contained herein and in any other Loan Document shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the Closing Date except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date); and (e) Refinancing. All existing third party debt for borrowed money in respect of the Ultimate Parent and its Restricted Subsidiaries shall have been repaid, redeemed, defeased, discharged, refinanced or terminated (or irrevocable notice for the repayment or redemption thereof will be given) and all Liens on and guarantees of such debt have been terminated such that after giving effect thereto, none of Ultimate Parent, each Holding Company, the Borrower or their Restricted Subsidiaries shall have any third party debt for borrowed money other than the Obligations under the Loan Documents and Permitted Surviving Debt, and the Lenders shall have received evidence thereof, including payoff letters and Lien releases, in each case, in form and substance reasonably satisfactory to the Lenders (the “Refinancing”). (f) Payment of Fees and Expenses. All fees and (to the extent invoiced at least one (1) Business Day prior to the Closing Date) reasonable and documented expenses required to be paid on the Closing Date shall have been paid (or, at the option of the Borrower, netted against the proceeds of the initial borrowing under this Agreement). (g) USA Patriot Act. The Lenders shall have received to the extent requested at least ten (10) Business Days prior to the Closing Date, at least three (3) Business Days prior to the Closing Date, all documentation and other information required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act and Beneficial Ownership Regulation, in each case to the extent applicable. (h) Financial Statements. The Lenders shall have received the Specified Financial Statements. For the purpose of determining satisfaction with the conditions specified in this Section 3.1, each Lender that has signed and delivered this Agreement shall be deemed to have accepted, and to be satisfied with, each document or other matter required under this Section 3.1 unless Administrative Agent shall have received written notice from such Lender prior to the Closing Date specifying its objection thereto. 3.2 Conditions to Certain Subsequent Borrowings. No Lender shall be obligated to fund any Loan (other than a DDTL) after the funding of the Closing Date Term Loans, if, as of the date thereof: (a) the representations and warranties of the Credit Parties contained herein and in the other Loan Documents shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such date, except to the extent that such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date; provided that, with respect to an Incremental Term Loan the proceeds of which are intended to and shall be used to finance substantially contemporaneously a Limited Condition Acquisition, the Persons providing such Incremental Term Loan may agree to a Funds Certain Provision that does not impose as a condition to funding thereof that all such representations and warranties are true and correct at the time such Limited Condition Acquisition is consummated, in which event no Lender providing such Incremental Term Loan shall be obligated to fund unless (i) on the LCA Test Date, all representations and warranties under the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) and (ii) as of the funding of such Incremental Term Loan, (A) the Specified Representations shall be true and correct in all material respects (without duplication of any

85 6002802639.21 materiality qualifier contained therein) and (B) the representations and warranties made by the Target and its Subsidiaries contained in the Limited Condition Acquisition Agreement that are material to the interests of the Administrative Agent and the Lenders shall be true and correct, but only to the extent that a Credit Party, or an Affiliate of a Credit Party, has the right to terminate its obligations under such agreement, or the right not to consummate the Limited Condition Acquisition under such agreement, as a result of the failure of such representations and warranties to be true and correct as of such date, except to the extent relating to an earlier date, in which case as of such earlier date; or (b) (i) with respect to Revolving Loans, any Default or Event of Default has occurred and is continuing or would reasonably be expected to result after giving effect to any such Loans or (ii) with respect to Incremental Term Loans, the terms and conditions set forth in Section 2.1(e) have not been satisfied; or (c) after giving effect to any Revolving Loan, the aggregate outstanding amount of the Revolving Loans would exceed the Maximum Revolving Loan Balance; or (d) the Administrative Agent shall not have received a Notice of Borrowing. The request by the Borrower and acceptance by the Borrower of the proceeds of any Loan shall be deemed to constitute, as of the date thereof, (i) a representation and warranty by the Borrower that (x) each representation and warranty by any Credit Party contained herein or in any other Loan Document is true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such date, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date) and (y) the conditions in this Section 3.2 have been satisfied or waived in writing in accordance with this Agreement, as applicable, and (ii) a reaffirmation by each Credit Party of the granting and continuance of Administrative Agent’s Liens, on behalf of itself and the other Secured Parties, pursuant to the Collateral Documents. 3.3 Conditions to Delayed Draw Term Loans. No DDTL Lender shall be obligated to fund any DDTL, if, as of the date thereof: (a) any representation or warranty by any Credit Party contained herein or in any other Loan Document is untrue or incorrect in any material respect (without duplication of any materiality qualifier contained therein) as of such date, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were untrue or incorrect in any material respect (without duplication of any materiality qualifier contained therein) as of such earlier date); provided that, if the proceeds of such DDTL are intended to and shall be used to finance substantially contemporaneously a Limited Condition Acquisition and the Borrower has made an election in accordance with Section 1.5, then no DDTL Lender shall be obligated to fund the DDTL with respect thereto unless (A) on the LCA Test Date, all representations and warranties under the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) and (B) as of the funding of such DDTL, (i) the Specified Representations shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) and (ii) the representations and warranties made by the Target and its Subsidiaries contained in such Limited Condition Acquisition Agreement that are material to the interests of the Administrative Agent and the Lenders shall be true and correct in all material respects, but only to the extent that a Credit Party, or an Affiliate of a Credit Party, has the right to terminate its obligations under such agreement (or the right not to consummate the Limited Condition Acquisition under such agreement) as a result of the failure of such representations and warranties to be true and correct as of such date (except to the extent relating to an earlier date, in which case as of such earlier date);

86 6002802639.21 (b) any Default or Event of Default has occurred and is continuing or would result immediately after giving effect to such DDTL; provided that, if the proceeds of such DDTL are intended to and shall be used to finance substantially contemporaneously a Limited Condition Acquisition and the Borrower has made an election in accordance with Section 1.5, no DDTL Lender shall be obligated to fund the DDTL with respect thereto unless (i) on the LCA Test Date, no Default or Event of Default shall have occurred and be continuing and (ii) as of the date of the funding of such DDTL, no Default or Event of Default under Section 8.1(a), Section 8.1(f) or Section 8.1(g) shall have occurred and be continuing; (c) the proceeds of the DDTLs are used for purposes other than those set forth in and permitted by Section 5.10; (d) the amount of the requested DDTL shall exceed the remaining amount of Aggregate DDTL Commitment; (e) the requested funding date of the DDTL shall occur after the DDTL Commitment Expiration Date; (f) as of the last day of the most recent Test Period, calculated on a Pro Forma Basis after giving effect to the incurrence thereof, the Total Net Leverage Ratio shall exceed 3.50:1.00; provided that, to the extent such DDTL is intended to and shall be used to finance substantially contemporaneously a Limited Condition Acquisition and the Borrower has made an LCA Election in accordance with Section 1.5, the Total Net Leverage Ratio shall be tested, at the option of the Borrower, either on the closing date of such Limited Condition Acquisition or on the LCA Test Date; provided, further, that the proceeds of any such DDTL shall not be netted in calculating the Total Net Leverage Ratio for purposes of this clause (f); or (g) solely in respect of Acquisitions consummated in accordance with clause (d) of the definition of “Acquisition,” the Borrower shall have failed to deliver to the Administrative Agent for distribution to the Lenders a summarized diligence report in respect of such Acquisition, solely to the extent actually prepared by Ultimate Parent or its Restricted Subsidiaries in connection with such Acquisition. The request by the Borrower and acceptance by the Borrower of the proceeds of any DDTL shall be deemed to constitute, as of the date thereof, (i) a representation and warranty by the Borrower that (x) subject to clause (a) above with respect to any DDTL the proceeds of which are intended to and shall be used to finance substantially contemporaneously a Limited Condition Acquisition and for which the Borrower has made an election in accordance with Section 1.5, each representation and warranty by any Credit Party contained herein or in any other Loan Document is true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such date, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date) and (y) the conditions in this Section 3.3 have been satisfied or waived in writing in accordance with this Agreement, as applicable, and (ii) a reaffirmation by each Credit Party of the granting and continuance of the Administrative Agent’s Liens, on behalf of itself and the Secured Parties, pursuant to the Collateral Documents. ARTICLE IV REPRESENTATIONS AND WARRANTIES Ultimate Parent, each Holding Company and the Borrower, jointly and severally, on behalf of themselves and each other Credit Party, represent and warrant to the Administrative Agent and each Lender (provided that in the case of the Foreign Subsidiary Guarantors and their respective Subsidiaries, each

87 6002802639.21 representation and warranty shall be subject to the Legal Reservations) that the following are, and after giving effect to the Transactions will be, true, correct and complete: 4.1 Corporate Existence and Power. Each Credit Party and each of its respective Restricted Subsidiaries: (a) is a corporation, limited liability company or other entity, as applicable, duly organized, incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as applicable; (b) has the power and authority and all material governmental licenses, authorizations, Permits, consents and approvals to (i) own its assets and carry on its business and (ii) execute, deliver, and perform its obligations under the Loan Documents to which it is a party; (c) is duly qualified as a foreign corporation, limited liability company or limited partnership, as applicable, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification or license; and (d) is in compliance with all Requirements of Law; except, in each case referred to in clause (b)(i), (c) or clause (d), to the extent that the failure to do so would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. 4.2 Corporate Authorization; No Contravention. The execution, delivery and performance by each of the Credit Parties of this Agreement and by each Credit Party of any other Loan Document to which such Person is party, (a) have been duly authorized by all necessary action, and (b) do not and will not: (i) contravene the terms of any of that Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of any document evidencing any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject which would reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect; (iii) result in the creation of any Lien (other than Liens in favor of the Administrative Agent created under the Loan Documents and other Permitted Liens); or (iv) violate any Requirement of Law which would reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect. 4.3 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Credit Party of this Agreement or any other Loan Document except (a) for recordings and filings in connection with the Liens granted to Administrative Agent under the Collateral Documents, (b) those obtained or made on or prior to the Closing Date, (c) actions and filings required in connection with the exercise of remedies by the Administrative

88 6002802639.21 Agent, including any regulatory consents required to be obtained in connection with the disposition of any Credit Party or Subsidiary thereof that is the subject of regulatory oversight, and (d) those which, if not obtained or made, would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. 4.4 Binding Effect. This Agreement and each other Loan Document to which any Credit Party is a party have been duly executed and delivered by each such Credit Party and constitute the legal, valid and binding obligations of each such Credit Party which is a party thereto, enforceable against such Credit Party in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability. 4.5 Litigation. (a) As of the Closing Date, except as specifically disclosed in Schedule 4.5, there are no actions, suits, proceedings, claims or disputes pending, or to the knowledge of the Responsible Officers of each Credit Party, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, against any Credit Party, any Restricted Subsidiary or any of their respective Properties which would reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect. (b) No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority enjoining or restraining the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided. As of the Closing Date, except as set forth on Schedule 4.5, no Credit Party or any Restricted Subsidiary of any Credit Party is the subject of an audit or, to each Credit Party’s knowledge, any review or investigation by any Governmental Authority (excluding those audits, reviews or investigations relating to Taxes) concerning the violation or possible violation of any material Requirement of Law other than any such audit, review or investigation that would not reasonably be expected to result in (x) Liabilities (including fines, penalties, restitution or client redress) of the Credit Parties and their Restricted Subsidiaries in excess of $2,500,000 individually or in the aggregate or (y) the suspension, revocation or material restriction of any material registration, license or authorization of any Credit Party or Restricted Subsidiary. 4.6 No Default. No Default or Event of Default exists or would immediately result from the incurring of any Obligations by any Credit Party or the grant or perfection of Administrative Agent’s Liens on the Collateral. No Credit Party or Restricted Subsidiary of any Credit Party is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, would reasonably be expected to have a Material Adverse Effect. 4.7 ERISA Compliance. As of the Closing Date, there are no Title IV Plans or Multiemployer Plans. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each Plan, and each trust thereunder, intended to qualify for tax exempt status under Section 401 or 501 of the Code or other Requirements of Law so qualifies, (ii) each Plan is in compliance with applicable provisions of ERISA, the Code and other Requirements of Law, (iii) there are no existing or pending (or to the knowledge of any Credit Party or any Subsidiary of a Credit Party, threatened) claims (other than routine claims for benefits in the normal course), sanctions, actions, lawsuits or other proceedings or investigations involving any Plan to which any Credit Party or any Subsidiary of a Credit Party incurs or otherwise has or could have an obligation or any Liability, (iv) no ERISA Event has occurred or is reasonably expected to occur and (v) no ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA. On the Closing Date, no ERISA Event has occurred in

89 6002802639.21 connection with which material obligations or material Liabilities of a Credit Party or a Subsidiary of a Credit Party remain outstanding. 4.8 Use of Proceeds; Margin Regulations. (a) The proceeds of the Loans are intended to be and (i) shall be used solely for the purposes set forth in and permitted by Section 5.10 and (ii) shall not be used in any manner that violates Section 4.21. (b) No Credit Party or Restricted Subsidiary of any Credit Party is engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock. As of the Closing Date, except as set forth on Schedule 4.8, no Credit Party or Restricted Subsidiary of any Credit Party owns any Margin Stock. 4.9 Ownership of Property; Liens. As of the Closing Date, the Real Estate listed in Schedule 4.9 constitutes all of the Real Estate (including the corporate headquarters, but excluding any location where inventory having a net book value of less than $1,000,000 is stored) of each Credit Party and each of its respective Restricted Subsidiaries. Each of the Credit Parties and each of their respective Restricted Subsidiaries has good record title or valid leasehold interests in all Real Estate and material personal property and valid leasehold interests in all material leased personal property, in each instance, necessary or used in the ordinary conduct of their respective businesses except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, and subject to Permitted Liens. None of the Property of any Credit Party or any Restricted Subsidiary of any Credit Party is subject to any Liens other than Permitted Liens. 4.10 Taxes. Except (i) where failure to do so could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or (ii) to the extent contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are maintained on the books of the appropriate Credit Party if required in accordance with GAAP, all federal, state, local and foreign income and other material tax returns, reports and statements (collectively, the “Tax Returns”) required to have been filed by any Credit Party have been filed with the appropriate Governmental Authorities, all such Tax Returns are true and correct in all respects, and all Taxes whether or not reflected therein have been paid when due and payable (including in its capacity as a withholding agent). 4.11 Financial Condition. (a) The Specified Financial Statements, in each case, except as specifically set forth in the Specified Financial Statements, have been prepared in accordance with GAAP and present fairly, in all material respects, the financial position of the Ultimate Parent and its Subsidiaries on a consolidated basis as at and for the respective periods then ended. (b) Since December 31, 2025, there has been no Material Adverse Effect or any event or circumstance which would reasonably be expected to result in a Material Adverse Effect. (c) All financial performance projections delivered to Administrative Agent, including the financial performance projections delivered on or prior to the Closing Date, represent the Borrower’s good faith estimate of future financial performance and are based on assumptions believed by the Borrower to be reasonable in light of market conditions at such time, it being acknowledged and agreed by Administrative Agent and Lenders that projections as to future events are not to be viewed as facts or a guarantee of financial performance, are subject to significant uncertainties and contingencies, many of which are beyond the Borrower’s control, and that the actual results during the period or periods covered by such projections may differ from the projected results and such differences may be material.

90 6002802639.21 4.12 Environmental Matters. Except as set forth in Schedule 4.12 and except where any failures to comply would not reasonably be expected to result in, either individually or in the aggregate, Material Environmental Liabilities to the Credit Parties and their Restricted Subsidiaries, each Credit Party and each Restricted Subsidiary of each Credit Party (a) is and has been in compliance with all applicable Environmental Laws, including obtaining and maintaining all Permits required by any applicable Environmental Law, (b) is not party to, and no Real Estate currently (or to the knowledge of any Credit Party previously) owned, leased, subleased or operated by any such Person is subject to or the subject of, any Contractual Obligation or any pending or, to the knowledge of any Credit Party, threatened, order, action, investigation, suit, proceeding, audit, Lien, claim, demand, dispute or notice of violation or of potential liability or similar notice relating in any manner, to any Environmental Law, (c) has not caused or suffered to occur a Release of Hazardous Materials at, to or from any Real Estate, (d) does not currently (or to the knowledge of any Credit Party, previously) own, lease, sublease, operate or otherwise occupy any Real Estate that is contaminated by any Hazardous Materials and (e) is not, and has not been, engaged in operations in violation of any Environmental Law and knows of no facts, circumstances or conditions reasonably constituting notice of a violation of any Environmental Law, and has not received any information request or notice of potential responsibility under the Comprehensive Environmental Response, Compensation and Liability Act or similar Environmental Laws. The representations and warranties in this Section 4.12 are the sole representations and warranties of the Credit Parties with respect to environmental matters, including matters arising under Environmental Law and involving Environmental Liabilities or Hazardous Materials. 4.13 Regulated Entities. No Credit Party or Restricted Subsidiary of any Credit Party is or is required to be registered as an “investment company” under the Investment Company Act of 1940. 4.14 Solvency. On the Closing Date, after giving effect to the Transactions, the Ultimate Parent and its Subsidiaries, on a consolidated basis, are Solvent. 4.15 Labor Relations. There are no strikes, work stoppages, slowdowns or lockouts existing, pending (or, to the knowledge of any Credit Party, threatened) against or involving any Credit Party or any Restricted Subsidiary of any Credit Party, except for those that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 4.15, as of the Closing Date, (a) there is no collective bargaining or similar agreement with any union, labor organization, works council or similar representative covering any employee of any Credit Party or any Restricted Subsidiary, (b) no petition for certification or election of any such representative is existing or pending with respect to any employee of any Credit Party or any Restricted Subsidiary and (c) to the knowledge of any Credit Party, no such representative has sought certification or recognition with respect to any employee of any Credit Party or any Restricted Subsidiary within the past three years. The hours worked by and payments made to employees of any Credit Party or any Restricted Subsidiary of any Credit Party have not been in violation of the Fair Labor Standards Act or any other applicable Requirements of Law dealing with such matters, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 4.16 Intellectual Property. Each Credit Party and each Restricted Subsidiary owns, or is licensed or has rights to use, all Intellectual Property necessary to conduct its business as currently conducted except for such Intellectual Property the failure of which to own, license or have rights to use would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. To the knowledge of each Credit Party, (a) the conduct and operations of the businesses of each Credit Party and each Restricted Subsidiary do not infringe, misappropriate, dilute or violate any material Intellectual Property owned by any other Person and (b) no other Person has infringed, misappropriated, diluted or violated any right, title or interest of any Credit Party or any Restricted Subsidiary in, or relating to, any material Intellectual Property owned by such Credit Party or any Restricted Subsidiary.

91 6002802639.21 4.17 Information Security; Data Privacy. Each Credit Party and each Restricted Subsidiary has implemented information technology systems that are adequate in all material respects for use in the conduct of its business. Within the past three years, such information technology systems have not experienced any failure, virus, bug, breakdown or network breach that has caused material disruption or interruption to their use by the customers of the Credit Parties and Restricted Subsidiaries, or resulted in any material unauthorized disclosure of or access to any data owned by a Credit Party or Restricted Subsidiary stored on such information technology systems. Each Credit Party has taken commercially reasonable technical, administrative and physical measures designed to protect the integrity and security of such Credit Party’s computer systems and the data and information stored thereon from unauthorized use, access or modification by third parties, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each Credit Party is presently in material compliance with all applicable (i) laws, statutes, rules and regulations of any governmental or regulatory authority, (ii) internal written policies of such Credit Party, and (iii) contractual obligations, in each case (i) through (iii) to the extent relating to the privacy and security of the Credit Party’s information technology systems and any data owned by the Credit Party and binding upon such Credit Party. 4.18 Ventures, Subsidiaries and Affiliates; Outstanding Equity Interests. Except as set forth in Schedule 4.18, as of the Closing Date or, if more recent, as of the date of the most recent Compliance Certificate, no Credit Party and no Subsidiary thereof (a) has any Subsidiaries, or (b) is engaged in any joint venture or partnership with any other Person (which schedule shall identify whether such entity is considered an Excluded Subsidiary, Unrestricted Subsidiary or Immaterial Subsidiary in accordance with this Agreement). All issued and outstanding Equity Interests of each of the Credit Parties and each of their respective Subsidiaries (other than the Equity Interests of Unrestricted Subsidiaries) are duly authorized and validly issued, fully paid and (to the extent such concept is relevant) non-assessable and (other than with respect to Ultimate Parent) free and clear of all Liens other than Permitted Liens. All such securities were issued in compliance with all applicable state and federal laws concerning the issuance of securities. As of the Closing Date or, if more recent, as of the date of the most recent Compliance Certificate, all of the issued and outstanding Equity Interests of each Credit Party (other than Ultimate Parent) and each Subsidiary of each Credit Party are owned by the Persons and in the amounts set forth in Schedule 4.18. As of the Closing Date, except as set forth in Schedule 4.18, there are no pre-emptive or other outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which any Credit Party may be required to issue, sell, repurchase or redeem any of its Equity Interests or any Equity Interests of its Subsidiaries. 4.19 Jurisdiction of Organization; Chief Executive Office. Schedule 4.19 lists each Credit Party’s jurisdiction of organization, legal name and organizational identification number, if any, and the location of such Credit Party’s chief executive office or principal place of business, in each case as of the Closing Date. 4.20 Full Disclosure. None of (a) the representations or warranties made by any Credit Party or any of their Restricted Subsidiaries in the Loan Documents as of the date such representations and warranties are made or deemed made or (b) the written statements contained in each exhibit, report, statement or certificate furnished by or on behalf of any Credit Party or any of their Restricted Subsidiaries in connection with the Loan Documents, when taken as a whole in light of the substance of the information provided, contains any materially untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements made therein not materially misleading in light of the circumstances under which they are made at the time when made or delivered (after giving effect to all supplements and updates provided thereto); provided, with respect to clause (b), that (i) with respect to information relating to the Credit Parties’ industries generally and trade data which relates to a Person that is not a Credit Party or a Restricted Subsidiary thereof, the Credit Parties represent and warrant only that such information is believed in good faith to be accurate in all material respects, (ii)

92 6002802639.21 any statements describing documents and agreements are summary only and as such are qualified in their entirety by reference to such documents and agreements, (iii) with respect to financial statements and projected financial information, the representations and warranties of the Credit Parties shall be limited to the representations and warranties set forth in Section 4.11 and (iv) with respect to any historical financial information of any businesses acquired pursuant to any Permitted Acquisition, the Credit Parties represent and warrant only (to the extent qualified in any definitive documentation governing any such Permitted Acquisition) that such financial statements present fairly in all material respects the consolidated financial condition of the applicable business(es) as of the dates indicated. 4.21 Sanctions, Export Controls; Anti-Money Laundering; Anti-Corruption. (a) Each Credit Party has implemented and maintains in effect policies and procedures designed to ensure compliance by such Credit Party, its Subsidiaries and their respective directors, officers, employees and agents with Trade Control Laws and Sanctions. Each Credit Party, each Subsidiary of each Credit Party, and their respective officers, employees, directors, and, to the knowledge of the Borrower, agents that act in any capacity in connection with this Agreement have in the past five (5) years been in compliance in all material respects with all (i) U.S. export controls and trade sanctions laws, including the International Traffic in Arms Regulation (“ITAR”) and the Export Administration Regulations (“EAR”) (collectively, “Trade Control Laws”) and (ii) economic and trade sanctions programs administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), the U.S. State Department, the United Nations Security Council, the European Union, any Member State of the European Union, or the United Kingdom (including but not limited to His Majesty’s Treasury) (collectively, “Sanctions”). No Credit Party, no Subsidiary of a Credit Party, and none of their respective officers, employees, directors, and, to the knowledge of the Borrower, agents that act in any capacity in connection with this Agreement (i) appears on OFAC’s list of Specially Designated Nationals and Blocked Persons or other Sanctions- related lists maintained by a Sanctions Governmental Authority, (ii) is a Person organized or resident in a country or territory subject to comprehensive Sanctions (as of the Closing Date, Cuba, Iran, North Korea, the Crimea region of Ukraine, the so-called Donetsk People’s Republic and the so-called Luhansk People’s Republic; each a “Sanctioned Country”), or (iii) is 50% owned or controlled by, or has acted, directly or indirectly, for or on behalf of, any of the foregoing (a “Sanctioned Person”). (b) Each Credit Party, each Subsidiary of each Credit Party, and their respective officers, employees, directors, and, to the knowledge of the Borrower, agents that act in any capacity in connection with this Agreement are in compliance in all material respects with all laws related to terrorism or money laundering including but not limited to: (i) all applicable requirements of the Currency and Foreign Transactions Reporting Act of 1970 (31 U.S.C. 5311 et seq. (the Bank Secrecy Act)), as amended by Title III of the USA Patriot Act, (ii) the Trading with the Enemy Act, (iii) Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (66 Fed. Reg. 49079), any other enabling legislation, executive order or regulations issued pursuant or relating thereto (collectively “Anti-Money Laundering Laws”), and (iv) other applicable federal or state laws relating to “know your customer” or anti-money laundering rules and regulations. To the knowledge of the Borrower, no action, suit or proceeding by or before any court or Governmental Authority with respect to compliance with such Anti-Money Laundering Laws is pending or threatened against any Credit Party or Subsidiary of a Credit Party. (c) As of the Closing Date, to the extent any Beneficial Ownership Certification is required to be delivered to the Administrative Agent or any Lender, the information included in each such Beneficial Ownership Certification is true and correct in all material respects. (d) No Credit Party or Subsidiary of any Credit Party, nor to the knowledge of the Borrower, any director, officer, agent, employee, or other person acting on behalf of any Credit Party or Subsidiary, has in the past five (5) years (i) made or promised to make, directly or indirectly, any improper payment or

93 6002802639.21 unlawful transfer of anything of value to any government official, Governmental Authority, government- owned or government-controlled company, public international organization, political party or organization or official or candidate thereof, or any other Person; (ii) materially violated the United States Foreign Corrupt Practices Act of 1977 (“FCPA”), as amended (15 U.S.C. § 78dd-1, et seq.), the United Kingdom Bribery Act 2010, or any applicable law of similar effect in any jurisdiction (collectively “Anti-Corruption Laws”); or (iii) offered, promised, accepted, or received any unlawful payments, contributions, expenditures or gifts, or anything else of value, including bribes, gratuities, kickbacks, lobbying expenditures, political contributions, and contingent fee payments. 4.22 Outbound Investment Rules . No Credit Party or Restricted Subsidiary is a “covered foreign person” or “covered person,” or currently engages or has any present intention to engage, directly or indirectly, in any “covered activity,” “covered transaction” or other activity or transaction, in each case, that would cause any Credit Party, Restricted Subsidiary, Administrative Agent or Lender to violate, or be legally prohibited from performing under this Agreement by, the Outbound Investment Rules. 4.23 Status as Senior Indebtedness . The Obligations constitute senior secured Indebtedness of the Credit Parties and rank at least pari passu in right of payment with all other senior Indebtedness of the Credit Parties, except to the extent otherwise expressly permitted by the Loan Documents. 4.24 Brokers’ Fees; Transaction Fees . Except for fees payable pursuant to the Loan Documents or as otherwise disclosed to the Administrative Agent, no Credit Party or Restricted Subsidiary has any obligation to pay any broker’s, finder’s, placement, transaction, advisory or similar fee in connection with the Transactions. 4.25 Insurance . As of the Closing Date, all insurance required to be maintained pursuant to Section 5.6 is in full force and effect, and all premiums then due and payable in respect thereof have been paid, except where the failure to maintain such insurance or pay such premiums would not reasonably be expected to have a Material Adverse Effect. 4.26 Collateral Documents . The Collateral Documents are effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, legal, valid and enforceable Liens on the Collateral described therein and, when the filings, registrations, notices, recordings, deliveries, possession, control or other actions required by the Collateral Documents have been made or taken, such Liens will constitute perfected Liens on such Collateral with the priority required by the Loan Documents, subject only to Permitted Liens and the Legal Reservations; provided, that in the case of Loan Parties that are not Foreign Subsidiary Guarantors or their Subsidiaries, only clause (a) of the Legal Reservations shall apply. 4.27 Affected Financial Institutions; Covered Entities . No Credit Party or Restricted Subsidiary is an Affected Financial Institution or a Covered Entity. 4.28 Plan Assets; Prohibited Transactions

94 6002802639.21 . None of the Credit Parties or Restricted Subsidiaries is an entity deemed to hold “plan assets” within the meaning of ERISA, and neither the execution, delivery nor performance of the transactions contemplated under this Agreement, including the making of any Loan hereunder, will give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code. ARTICLE V AFFIRMATIVE COVENANTS Ultimate Parent, each Holding Company and the Borrower (subject, in the case of any Foreign Subsidiary Guarantor or their respective Subsidiaries, to the Legal Reservations), on behalf of themselves and each other Credit Party, covenant and agree that until the Facility Termination Date: 5.1 Financial Statements. Each Credit Party shall maintain, and shall cause each of its Restricted Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit the preparation of financial statements in conformity with GAAP in all material respects (provided that unaudited interim financial statements shall not be required to have footnote disclosures and are subject to normal year-end adjustments). The Borrower shall deliver to Administrative Agent (and Administrative Agent shall promptly forward to each Lender), in reasonable detail: (a) not later than one-hundred and twenty (120) days after the end of each Fiscal Year (commencing with the Fiscal Year ended December 31, 2026), a copy of the audited consolidated balance sheets of Ultimate Parent and its Subsidiaries (provided, further, if any Unrestricted Subsidiaries have been designated, an unaudited and internally prepared reconciliation shall also be provided that excludes the assets, liabilities, revenue, expenses and net income of Unrestricted Subsidiaries from such financial statements) as at the end of such Fiscal Year and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such Fiscal Year, setting forth in each case (beginning with the Fiscal Year ended December 31, 2027) in comparative form the figures for the previous Fiscal Year and accompanied by the report of any “Big Four” or other nationally-recognized independent certified public accounting firm reasonably acceptable to Administrative Agent which accounting firm report shall contain an unqualified opinion from such accounting firm (other than in connection with (w) qualifications addressing the potential violation of the financial covenant set forth in Section 7.1 or any other Indebtedness of Ultimate Parent or any Restricted Subsidiaries, (x) the impending maturity of any of the Loans or any other Indebtedness of Ultimate Parent or any Restricted Subsidiaries or (y) the scheduled termination of any revolving commitment (including the Revolving Loan Commitments hereunder), in each case of clauses (x) and (y), solely in the case of the audit delivered with respect to the Fiscal Year immediately prior to the Fiscal Year during which the applicable maturity or termination is scheduled hereunder to occur) and stating that such consolidated financial statements present fairly in all material respects the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years; and (b) not later than sixty (60) days after the end of the first three Fiscal Quarters of each year (commencing with the Fiscal Quarter ending September 30, 2026), a copy of the unaudited consolidated balance sheets of Ultimate Parent and its Subsidiaries (provided, if any Unrestricted Subsidiaries have been designated, an unaudited and internally prepared reconciliation shall also be provided that excludes the assets, liabilities, revenue, expenses and net income of Unrestricted Subsidiaries from such financial statements), and the related consolidated statements of income, shareholders’ equity and cash flows as of the end of such Fiscal Quarter and for the portion of the Fiscal Year then ended, all certified on behalf of

95 6002802639.21 the Borrower by an appropriate Responsible Officer of the Borrower as fairly presenting, in all material respects, in accordance with GAAP, the financial position and the results of operations of Ultimate Parent and its Subsidiaries, subject to normal year-end adjustments and absence of footnote disclosures. Notwithstanding anything herein to the contrary, (x) the obligations in clauses (a) and (b) of this Section 5.1 may be satisfied with respect to financial information of the Ultimate Parent and the Subsidiaries by furnishing the Ultimate Parent’s (or any direct or indirect parent thereof), as applicable, Form 10-K or 10-Q, as applicable, filed with the SEC; provided that (I) to the extent such information includes the accounts of any Unrestricted Subsidiary or relates to any direct or indirect parent of Ultimate Parent, such information shall be accompanied by unaudited consolidating or reconciling information (which may be internally prepared) explaining in reasonable detail the differences between the information so delivered, on the one hand, and the information relating to Ultimate Parent, each Holding Company, the Borrower and the Restricted Subsidiaries, on a standalone basis excluding Unrestricted Subsidiaries, on the other hand, and (II) the delivery of any Form 8-K shall satisfy the obligations in clauses (a) or (b) only to the extent such Form 8-K contains the financial statements otherwise required to be delivered pursuant to such clause and (y) the filing with the SEC of the information required to be delivered pursuant to Sections 5.1(a) and 5.1(b), within the time period specified therein, shall be deemed to satisfy such covenant; provided that the Borrower shall notify (which may be by facsimile or other electronic transmission) the Administrative Agent of the filing of any such documents and upon reasonable request, provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents ; provided further that neither the filing of any Form 10-K or Form 10-Q with the SEC nor the deemed delivery thereof shall excuse the Borrower from the obligation to deliver the reconciling information required by clause (c) above or by clause (x)(I) of this paragraph. Information required to be delivered pursuant to Sections 5.1(a) or (b) shall be deemed to have been delivered on the date on which the Borrower provides notice to the Administrative Agent that such information has been posted on the SEC website on the Internet at www.sec.gov, or at another website identified in such notice and accessible by the Lenders without charge. 5.2 Certificates; Other Information. The Borrower shall furnish to Administrative Agent (and Administrative Agent shall thereafter make available to each Lender) by Electronic Transmission: (a) together with (i) each delivery of quarterly financial statements pursuant to Section 5.1(b), a quarterly management discussion and analysis report, in reasonable detail, signed by the chief financial officer (or other Responsible Officer with analogous duties) of the Borrower, describing the financial condition and results of operations of the Credit Parties and their Subsidiaries for the Fiscal Quarter and the portion of the Fiscal Year then ended, and (ii) each delivery of annual and quarterly financial statements pursuant to Sections 5.1(a) and 5.1(b), a report setting forth in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year; (b) concurrently with the delivery of the annual and quarterly financial statements referred to in Sections 5.1(a) and 5.1(b) (for each of the first three Fiscal Quarters of each Fiscal Year above), a fully and properly completed certificate substantially in the form of Exhibit 5.2(b) (a “Compliance Certificate”), certified on behalf of the Borrower by a Responsible Officer of the Borrower, which Compliance Certificate shall set forth (i) calculations demonstrating compliance with the financial covenant set forth in Article VII, (ii) in the case of each annual Compliance Certificate (or following any usage of Available Amount, the quarterly Compliance Certificate due for such quarterly period in which Available Amount was so utilized), a calculation of the Available Amount as of the last day of such Fiscal Year (or such Fiscal Quarter, if applicable), and (iii) such other information as is required by the form of Compliance Certificate or as is otherwise required by this Agreement;

96 6002802639.21 (c) promptly after the same are filed, copies of all financial statements and regular, periodic or special reports which such Person may make to, or file with, the Securities and Exchange Commission or any successor or similar Governmental Authority; (d) if at any time the Ultimate Parent ceases to be a public company, concurrently with the delivery of financial statements under Section 5.1(a) (commencing with the Fiscal Year ending December 31, 2026), a consolidated budget for the following Fiscal Year on a quarterly basis in form and substance consistent with the budget customarily prepared by management for its internal use; (e) promptly upon receipt thereof, copies of any final reports submitted by the Borrower’s certified public accountants in connection with each annual, interim or special audit or review of any type of the financial statements or internal control systems of any Credit Party made by such accountants; (f) promptly, such additional business, financial, corporate affairs, perfection certificates (no more than once per year unless an Event of Default has occurred and is continuing) and other information as the Administrative Agent may from time to time reasonably request in writing; provided, that nothing in this Section 5.2 shall require any Credit Party to provide any information to the extent that the provision thereof would violate any attorney-client privilege, fiduciary duty, law, rule or regulation, or any obligation of confidentiality binding on any Credit Party or its respective Affiliates. 5.3 Notices. The Borrower shall promptly notify Administrative Agent (and Administrative Agent shall thereafter notify each Lender) of each of the following (and in no event later than five (5) Business Days after a Responsible Officer becomes aware thereof): (a) the occurrence or existence of any Default or Event of Default; (b) any dispute, litigation, investigation, proceeding or suspension which may exist at any time between any Credit Party or any Restricted Subsidiary of any Credit Party and any Governmental Authority which would reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect; (c) any change in the status of any Credit Party or Restricted Subsidiary as an investment adviser, broker-dealer, trust company or other regulated entity, or the institution of any formal or informal governmental or regulatory investigation, audit, inquiry, examination, enforcement action or proceeding by the SEC, FINRA, any state securities commission, the FCA or any other governmental or self-regulatory authority with jurisdiction over such Person, in each case, other than routine inquiries or examinations that would not reasonably be expected to be material to the business, operations or regulatory status of the Credit Parties and their Restricted Subsidiaries, taken as a whole; (d) the commencement of, or any material development in, any litigation or proceeding affecting any Credit Party or any Restricted Subsidiary of any Credit Party or its respective Property (i) in which the amount of damages is reasonably expected to exceed $2,500,000 or more, (ii) which would reasonably be expected to have a Material Adverse Effect or (iii) in which the relief sought is an injunction or other stay of the performance of this Agreement or any other Loan Document; (e) any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other labor disruption against or involving any Credit Party or any Restricted Subsidiary of any Credit Party if the same would be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;

97 6002802639.21 (f) (i) on or prior to any filing by any Credit Party or a Subsidiary of a Credit Party, or promptly upon a Credit Party obtaining knowledge of the filing by any other ERISA Affiliate, of any notice of any reportable event under Section 4043 of ERISA or the regulations issued thereunder or intent to terminate any Title IV Plan, a copy of such notice, (ii) after any officer of any Credit Party or a Subsidiary of a Credit Party knows that a request for a minimum funding waiver under Section 412 of the Code has been filed with respect to any Title IV Plan or Multiemployer Plan, a notice describing such waiver request and any action that any ERISA Affiliate proposes to take with respect thereto, together with a copy of any notice filed with the PBGC or the IRS pertaining thereto, and (iii) after any officer of any Credit Party or a Subsidiary of a Credit Party knows that an ERISA Event will or has occurred that would reasonably be expected to result in material liability to a Credit Party or a Subsidiary of a Credit Party, a notice describing such ERISA Event, any action that any ERISA Affiliate has taken or proposes to take with respect thereto, together with a copy of any notices received from or filed with the PBGC, IRS or other Governmental Authority or the Multiemployer Plan sponsor pertaining thereto, and, when known, any action taken or threatened by the PBGC, IRS or other Governmental Authority or the Multiemployer Plan sponsor pertaining thereto; and (g) any breach or default under, or the occurrence of any change of control, acceleration, early termination or similar event or any other material event under or in respect of, the Tax Receivable Agreement. Each notice pursuant to this Section shall be an Electronic Transmission accompanied by a statement by a Responsible Officer of the Borrower, on behalf of the Borrower, setting forth details of the occurrence referred to therein, and stating what action the Borrower or other Person proposes to take with respect thereto and at what time. Each notice under Section 5.3(a) shall describe with particularity any and all clauses or provisions of this Agreement or other Loan Document that have been breached or violated. 5.4 Preservation of Corporate Existence, Etc. Each Credit Party shall, and shall cause each of its Restricted Subsidiaries to: (a) preserve and maintain in full force and effect its organizational existence and good standing under the laws of its jurisdiction of incorporation, organization or formation, as applicable, except as permitted by Section 6.3; and (b) preserve and maintain its rights (charter and statutory), privileges, franchises and Permits necessary or desirable in the normal conduct of its business except as permitted by Sections 6.2 and 6.3 and except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. 5.5 Maintenance of Property. Each Credit Party shall, except as otherwise permitted by this Agreement, maintain, and shall cause each of its Restricted Subsidiaries to maintain, and preserve all its tangible Property which is necessary or material to its business in substantially the same order and condition as of the Closing Date, ordinary wear and tear and casualty and condemnation excepted and shall make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. 5.6 Insurance. The Credit Parties shall maintain with financially sound and reputable insurance companies insurance with respect to their assets, properties and business, against such hazards and liabilities, of such types and in such amounts, as is customarily maintained by companies in the same or similar businesses of the size and character of the Credit Parties and similarly situated. Each such policy of insurance shall (i) in the case of each liability policy, name Administrative Agent on behalf of the Secured Parties as an additional insured thereunder as its interests may appear and (ii) in the case of each casualty

98 6002802639.21 insurance policy (excluding any business interruption insurance policy and in respect of any policy of insurance maintained by a UK subsidiary) contain a loss payable clause or endorsement that names Administrative Agent, on behalf of the Secured Parties, as the loss payee thereunder and, to the extent available, provide for at least thirty (30) days’ prior written notice to Administrative Agent of any modification or cancellation of such policy (or ten (10) days’ prior written notice in the case of the failure to pay any premiums thereunder). 5.7 Payment of Tax Obligations. Each Credit Party shall, and shall cause each of its Restricted Subsidiaries to, pay, discharge and perform as the same shall become due and payable (giving effect to any applicable periods of grace) all Taxes imposed upon it (including in its capacity as a withholding agent), unless (i) the same are being contested in good faith by appropriate proceedings and for which adequate reserves if required in accordance with GAAP are being maintained by such Person or (ii) the failure to do so would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. 5.8 Compliance with Laws. Each Credit Party shall, and shall cause each of its Restricted Subsidiaries to, comply with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business, except where the failure to comply would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Each Credit Party shall, and shall cause each of its Restricted Subsidiaries to, maintain in full force and effect all material registrations, licenses, authorizations, permits, approvals and qualifications required for such Person to conduct its business as an investment adviser, broker-dealer, trust company or other regulated entity. 5.9 Inspection of Property and Books and Records. Each Credit Party shall, and shall cause each of its Restricted Subsidiaries to, with respect to each owned, leased, or controlled property, during normal business hours and upon reasonable advance written notice (unless an Event of Default shall have occurred and be continuing, in which event no notice shall be required and the Administrative Agent shall have access at any and all times during the continuance thereof): (a) provide access to such property to the Administrative Agent and any of its Related Persons, as frequently as the Administrative Agent determines to be appropriate; and (b) permit the Administrative Agent and any of its Related Persons to inspect, and make extracts and copies (or take originals if reasonably necessary) from all of such Credit Party’s or Restricted Subsidiary’s books and records, in each instance, at the Credit Parties’ expense; provided the Credit Parties shall only be obligated to reimburse the Administrative Agent for the expenses of one such inspection per calendar year unless an Event of Default has occurred and is continuing. Any Lender may accompany the Administrative Agent or its Related Persons in connection with any inspection at such Lender’s expense. 5.10 Use of Proceeds. Except as provided below in this Section 5.10, the Borrower shall use the proceeds of: (a) the Term Loans solely as follows: for general corporate purposes not in contravention of any Requirement of Law and not in violation of this Agreement, excluding any Dividends; (b) the Revolving Loans solely as follows: after the Closing Date, for general corporate purposes not in contravention of any Requirement of Law and not in violation of this Agreement; (c) the DDTLs solely as follows: (i) to finance the substantially concurrent consummation of Permitted Acquisitions and similar permitted Investments (and pay fees, costs and expenses (including any related integration, other Acquisition-related expenses and related working capital adjustments) in connection therewith and any Contingent Acquisition Consideration in respect of a Permitted Acquisitions or other permitted Investments that are consummated concurrently with the related DDTL drawing); (ii) to

99 6002802639.21 finance any Contingent Acquisition Consideration outstanding on the Closing Date; and (iii) to finance Dividends used to pay interest due in respect of the Series C Preferred Stock that Ultimate Parent elects to pay in cash in lieu of paying in kind (excluding any Dividend to be used for the purpose of redeeming any Equity Interests); (d) Incremental Facilities as provided in Section 2.1(e)(ii)(C). No Credit Party shall, and no Credit Party shall suffer or permit any of its Restricted Subsidiaries to, use any Loan proceeds, directly or indirectly, to purchase or carry Margin Stock or repay or otherwise refinance Indebtedness of any Credit Party or others incurred to purchase or carry Margin Stock. 5.11 [Reserved]. 5.12 [Reserved]. 5.13 Further Assurances. (a) Promptly upon reasonable written request by the Administrative Agent, the Credit Parties shall (and, subject to the limitations set forth herein and in the Collateral Documents, shall cause each of their Restricted Subsidiaries to) take such additional actions and execute such documents as the Administrative Agent may reasonably require from time to time in order to (i) carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) subject to the Liens created by the Collateral Documents any Property, rights or interests required to constitute Collateral under the Loan Documents, (iii) subject to customary “Funds Certain Provisions” with respect to the timing of perfection of Liens on assets acquired in a Limited Condition Acquisition, perfect (with respect to Intellectual Property, if and to the extent required under the Guaranty and Security Agreement or any applicable Collateral Document) and maintain the validity, effectiveness and priority, subject to Permitted Liens that are permitted by this Agreement to be senior to the Liens on the Collateral, of the Collateral Documents and the Liens intended to be created thereby, and (iv) better assure, grant, preserve, protect and confirm to the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document. (b) Without limiting the generality of the foregoing, the Credit Parties shall cause each Restricted Subsidiary that is not otherwise an Excluded Subsidiary, in each case, promptly after formation or acquisition thereof or after such Restricted Subsidiary otherwise ceases to constitute an Excluded Subsidiary (and in any event within thirty (30) Business Days of such formation, acquisition, requirement or cessation, or such later date as may be agreed by the Administrative Agent and the KLIM Representative in their respective sole discretion), to (i) become a Guarantor and, as applicable, execute a supplement to the Guaranty and Security Agreement, an accession deed to the UK Debenture, an accession deed to the UK Share Charge and/or such other applicable Collateral Documents (including the German Security Documents, Swiss Security Documents, or other documents contemplated by Section 5.13(g)(iv), as applicable) as the Administrative Agent may reasonably request, (ii) grant to the Administrative Agent, for the benefit of the Secured Parties, a security interest in, subject to the express limitations set forth herein and in the Collateral Documents, substantially all of such Subsidiary’s Property, other than Excluded Property for so long as such Property constitutes Excluded Property, (iii) deliver a counterpart signature page or joinder to the Intercompany Note and accompanying endorsement thereof, (iv) deliver a completed and executed perfection certificate or other applicable collateral information certificate, in each case in form and substance reasonably satisfactory to the Administrative Agent and (v) if requested by Administrative Agent in writing, legal opinions relating to the matters described in this Section 5.13 (which opinions shall be in form and substance reasonably acceptable to Administrative Agent and, to the extent applicable, substantially similar to the opinions delivered on the Closing Date).

100 6002802639.21 (c) [Reserved]. (d) Furthermore, the Borrower shall promptly notify the Administrative Agent of the issuance by or to any Credit Party (other than by Ultimate Parent) of any Equity Interests, and each Credit Party shall pledge 100% of the Equity Interests owned by such Credit Party in any Subsidiary, whether such Subsidiary is a Domestic Subsidiary or a Foreign Subsidiary and whether or not such Subsidiary is required to become a Guarantor, in each case to the Administrative Agent, for the benefit of the Secured Parties, to secure the Obligations, promptly after the formation or acquisition of such Subsidiary or after such Equity Interests are otherwise acquired by or issued to such Credit Party (and in any event within thirty (30) Business Days of such formation, acquisition or other acquisition or issuance of such Equity Interests, or such later date as may be agreed by the Administrative Agent and the KLIM Representative in their respective sole discretion); provided, that, no more than sixty-five percent (65%) of the outstanding voting Equity Interests of any CFC or Domestic Holding Company shall be required to be pledged (other than with respect to Equity Interests of any such Person that is a Credit Party or required to be a Credit Party hereunder); provided further, that no Credit Party shall be required to pledge, charge or otherwise grant any Lien over any Equity Interests in any Regulated Subsidiary, and no such Equity Interests shall be required to be subject to any other Collateral Document. (e) Without limiting the foregoing, the Borrower shall cause all Equity Interests issued by any U.S. Credit Party that are owned by a Non-U.S. Credit Party and all Equity Interests issued by any Non- U.S. Credit Party to be subject to Collateral Documents governed by the laws of such issuer’s jurisdiction of organization or, if such issuer is a U.S. Credit Party, the State of New York, in each case to the extent reasonably requested by the Administrative Agent. For the avoidance of doubt, nothing in this Agreement, other than this Section 5.13, shall require any Foreign Subsidiary that is not a Foreign Subsidiary Guarantor to become a Guarantor or grant a Lien over its own Property; provided that the foregoing shall not limit any obligation of any Credit Party to pledge Equity Interests issued by any Subsidiary, including any Foreign Subsidiary, to the extent required by this Section 5.13 or any Collateral Document. (f) In connection with each pledge of Equity Interests, the Credit Parties shall deliver, or cause to be delivered, to the Administrative Agent irrevocable proxies and stock powers and/or assignments, as applicable, duly executed in blank. (g) (i) On the Closing Date (or, in the case of any UK Subsidiary formed or acquired, or otherwise required to become a UK Guarantor, after the Closing Date, within the time period required by Section 5.13(b)), each UK Subsidiary that is required to become a UK Guarantor and each parent entity of any UK Subsidiary (to the extent the Equity Interests of such UK Subsidiary are required to be pledged pursuant to Section 5.13(d)) shall, as applicable, execute or accede to English law governed share charges, the UK Debenture or other applicable UK Security Documents and deliver share certificates and executed stock transfer forms, in each case to the extent required by the applicable UK Security Documents and reasonably requested by the Administrative Agent; (ii) (A) within 60 days of the Closing Date (or such later date as the Administrative Agent shall agree in its reasonable discretion), each German Subsidiary that is otherwise a Wholly- Owned Subsidiary and not otherwise a Regulated Subsidiary, in each case, as of the Closing Date and each parent entity of any German Subsidiary that is otherwise described in the preceding clause, in each case, as of the Closing Date (to the extent the Equity Interests of such German Subsidiary are required to be pledged pursuant to Section 5.13(d)) shall, as applicable, satisfy the conditions precedent set forth in Part A of Exhibit 5.13(g) and deliver share certificates and executed stock transfer forms, in each case to the extent required by the applicable German Security Documents and reasonably requested by the Administrative Agent and (B) after the Closing Date, each German Subsidiary not in existence as of the Closing Date or such other parent entity of any German

101 6002802639.21 Subsidiary not in existence as of the Closing Date that is required to become a German Guarantor or whose Equity Interests are required to be pledged pursuant to this Section 5.13 shall, as applicable, execute or accede to the applicable German Security Documents and deliver share certificates and executed stock transfer forms, in each case to the extent required by the applicable German Security Documents and reasonably requested by the Administrative Agent; (iii) (A) within 60 days of the Closing Date (or such later date as the Administrative Agent shall agree in its reasonable discretion), each Swiss Subsidiary that is otherwise a Wholly- Owned Subsidiary and not otherwise a Regulated Subsidiary, in each case, as of the Closing Date and each parent entity of any Swiss Subsidiary that is otherwise described in the preceding clause, in each case, as of the Closing Date (to the extent the Equity Interests of such Swiss Subsidiary are required to be pledged pursuant to Section 5.13(d)) shall, as applicable, satisfy the conditions precedent set forth in Part B of Exhibit 5.13(g) and deliver share certificates and executed stock transfer forms, in each case to the extent required by the applicable Swiss Security Documents and reasonably requested by the Administrative Agent and (B) after the Closing Date, each Swiss Subsidiary not in existence as of the Closing Date or such other parent entity of any Swiss Subsidiary not in existence as of the Closing Date that is required to become a Swiss Guarantor or whose Equity Interests are required to be pledged pursuant to this Section 5.13 shall, as applicable, execute or accede to the applicable Swiss Security Documents and deliver share certificates and executed stock transfer forms, in each case to the extent required by the applicable Swiss Security Documents and reasonably requested by the Administrative Agent; and (iv) each Foreign Subsidiary or such other parent entity of any Foreign Subsidiary that is required to become a Guarantor (other than a UK, German or Swiss Guarantor subject to the foregoing clauses (i) through (iii)) or whose Equity Interests are required to be pledged pursuant to this Section 5.13 shall, as applicable, execute or accede to the applicable Collateral Documents and deliver share certificates and executed stock transfer forms, in each case to the extent required by the applicable Collateral Documents and reasonably requested by the Administrative Agent in form and substance customary and reasonably satisfactory to the Administrative Agent to provide a valid and perfected security interest in the assets of and Equity Interests issued by such Foreign Subsidiary (other than Excluded Property for so long as such Property constitutes Excluded Property) and to guarantee all of the Obligations (which may be, if reasonably requested by the Administrative Agent in order to create such legally enforceable security interests or a legally enforceable guarantee, security documents and/or a guarantee governed by the laws of the applicable jurisdiction in which such Foreign Subsidiary is incorporated or organized) and all documents, financing statements, agreements, instruments, certificates, notices and acknowledgements and filings which the Administrative Agent may reasonably request to ensure the creation, perfection and priority of the Liens on the assets (other than Excluded Property); in each case (A) in a form reasonably acceptable to the Administrative Agent negotiated in good faith, (B) governed by the laws of the United States (including the Uniform Commercial Code) or the laws of the applicable jurisdiction in which such Foreign Subsidiary is incorporated, organized or formed, (C) giving effect to the Excluded Property provisions and otherwise subject to customary exceptions set forth in the Loan Documents and for transactions of this type in such jurisdiction and (D) the Administrative Agent and the KLIM Representative shall have received, all documentation and other information in respect of such Person required under applicable “know your customer”, anti-money laundering rules and regulations (including the USA PATRIOT Act) and the Beneficial Ownership Regulation). (h) Notwithstanding anything to the contrary, the obligations of any Guarantor under its Loan Documents shall be limited to the extent necessary to avoid (i) any transaction constituting unlawful

102 6002802639.21 financial assistance (if applicable), (ii) any unlawful distribution or reduction of capital, (iii) any breach of corporate benefit or directors’ duties, and (iv) any other contravention of applicable Requirements of Law; provided, that the Credit Parties shall use commercially reasonable efforts to restructure or partially limit the relevant obligations so as to achieve the intended economic effect while complying with applicable Requirements of Law. The obligations of any UK Guarantor shall be limited to the maximum amount that can be guaranteed without constituting an unlawful distribution within the meaning of section 845 of the Companies Act 2006. Notwithstanding anything to the contrary, no Credit Party or Restricted Subsidiary shall be required to (i) deliver (or cause to be delivered) any landlord lien waivers, estoppels, bailee letters or collateral access agreements with respect to any location or (ii) execute any documentation governed by the laws of any jurisdiction, other than the laws of a Designated Jurisdiction. 5.14 Environmental Matters. Each Credit Party shall, and shall cause each of its Restricted Subsidiaries to, comply with, and maintain its Real Estate, whether owned, leased, subleased or otherwise operated, in compliance with all applicable Environmental Laws and orders and directives of any Governmental Authority pursuant to Environmental Laws, except where the failure to comply would not reasonably be expected to, individually or in the aggregate, result in a Material Environmental Liability. 5.15 Designation of Subsidiaries. The Borrower may at any time designate any Restricted Subsidiary of the Borrower as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) immediately before and after giving effect to such designation, no Event of Default shall have occurred and be continuing or would result therefrom, (ii) immediately after giving effect to such designation, including the deemed Investment, Indebtedness and Liens resulting therefrom, on a Pro Forma Basis as of the last day of the most recently ended Test Period, the Total Net Leverage Ratio shall not exceed 0.02:1.00, (iii) such entity to be designated as an Unrestricted Subsidiary shall not own, hold, exclusively license or otherwise have rights in any material Intellectual Property, Company Fund interests, GP Stakes, Material Contracts or other assets material to the business of Ultimate Parent and its Restricted Subsidiaries, taken as a whole (collectively, “Material Business Assets”), (iv) the designation of such Subsidiary as an Unrestricted Subsidiary and the deemed Investment resulting therefrom shall be permitted under Section 6.4(q), shall count against the Unrestricted Subsidiaries Investments Basket and the Non-Loan Party Investment Cap, and shall not be reallocated or reclassified to any other basket or exception under this Agreement, (v) the Borrower shall deliver to the Administrative Agent at least three Business Days prior to such designation a certificate of a Responsible Officer of the Borrower, together with all relevant financial information reasonably requested by the Administrative Agent, demonstrating compliance with the foregoing clauses (i), (ii), (iii) and (iv) of this Section 5.15 and, if applicable, certifying that such Subsidiary meets the requirements of an “Unrestricted Subsidiary,” and (vi) at least one (1) Business Day prior to the designation of any Unrestricted Subsidiary as a Restricted Subsidiary, the Lenders shall have received all documentation and other information requested by the Administrative Agent at least three (3) Business Days prior to such designation, required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act, with respect to such Subsidiary. The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Credit Parties at the time of designation in reliance on Section 6.4(q) in an amount equal to the fair market value, as determined in good faith by the Borrower, of the applicable Credit Parties’ Investment in such Subsidiary, which Investment shall count against the Unrestricted Subsidiaries Investments Basket and the Non-Loan Party Investment Cap. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence or making, as applicable, at the time of designation of any Indebtedness or Liens of such Subsidiary existing at such time. No Unrestricted Subsidiary may directly or indirectly own any Equity Interests or Indebtedness of, or own or hold any Lien on any property of, any Credit Party or any Restricted Subsidiary of any Credit Party, other than any Subsidiary of such Unrestricted Subsidiary; provided that the Borrower may not designate as an Unrestricted Subsidiary (x) any Subsidiary which is a “Restricted Subsidiary” or other similar term under any Indebtedness referred to in Section 8.1(e), any Incremental Equivalent Debt, or any Permitted

103 6002802639.21 Refinancing thereof or (y) if at the time of such designation, immediately after giving Pro Forma Effect to such designation, (A) the Consolidated EBITDA of all Unrestricted Subsidiaries would exceed the greater of (i) $3,835,000 and (ii) 10% of Consolidated EBITDA as of the most recently ended Test Period or (B) the total assets of all Unrestricted Subsidiaries would exceed the greater of (i) $110,650,000 and (ii) 10% of Consolidated Total Assets as of the most recently ended Test Period. Notwithstanding anything to the contrary herein, no Material Business Assets, or Equity Interests of any Person that owns, holds, exclusively licenses or otherwise has rights in any Material Business Assets, may be sold, contributed, transferred, exclusively licensed or otherwise disposed of by any Credit Party or Restricted Subsidiary to any Unrestricted Subsidiary, whether by Asset Sale, disposition, restricted payment, Investment, designation or otherwise. 5.16 Lender Meetings. Within 180 days after the close of each Fiscal Year of Ultimate Parent, at the request of Administrative Agent or of the Required Lenders and upon reasonable prior notice, Ultimate Parent and the Borrower will hold a telephonic meeting by conference call with Administrative Agent and all Lenders who choose to attend such meeting at which meetings the financial results of the previous Fiscal Year and the financial condition of Ultimate Parent and its Subsidiaries and the projected financial results for the current Fiscal Year of Ultimate Parent shall be reviewed. 5.17 Post-Closing Obligations. Notwithstanding the conditions precedent set forth in Article III above, the Borrower has informed the Administrative Agent and the Lenders that certain of such items required to be delivered to Administrative Agent or otherwise satisfied as conditions precedent to the effectiveness of this Agreement will not be delivered to Administrative Agent as of the Closing Date. Therefore, with respect to the items set forth on Schedule 5.17 (collectively, the “Outstanding Items”), and notwithstanding anything to the contrary contained herein or in any other Loan Document, the Borrower shall deliver or otherwise satisfy each Outstanding Item to Administrative Agent in the form, manner and time set forth thereon for such Outstanding Item or within such other time as Administrative Agent and the KLIM Representative may reasonably agree. 5.18 Deposit Accounts; Control Agreements. Within ninety (90) days following the Closing Date or the date such Person becomes a Credit Party or the date on which any account ceasing to constitute an Excluded Account (or, in each case, such longer time as the Administrative Agent shall agree in its reasonable discretion), the applicable Credit Parties shall enter into Control Agreements with respect to its deposit accounts, Securities Accounts and\or any Commodities Accounts (other than, in all cases, any Excluded Accounts for so long as it constitutes same) as of the Closing Date or as of the date such Person becomes a Credit Party, as applicable; provided that, to the extent any Credit Party acquires, purchases, opens or otherwise maintains any deposit account, Securities Account or Commodities Account that is not an Excluded Account from and after the Closing Date or the date such Person becomes a Credit Party or if any account ceases to constitute an Excluded Account, such Credit Party shall enter into a Control Agreement with respect to any such deposit account, Securities Account or Commodities Account within ninety (90) days from the day of such acquisition, purchase, opening or initial maintenance of any such account or the day of cessation, as applicable (or, in each case, such longer time as the Administrative Agent shall agree in its reasonable discretion). ARTICLE VI NEGATIVE COVENANTS Ultimate Parent, each Holding Company and the Borrower, on behalf of themselves and each other Credit Party, covenant and agree that until the Facility Termination Date:

104 6002802639.21 6.1 Limitation on Liens. No Credit Party shall, and no Credit Party shall suffer or permit any of its Restricted Subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its Property, whether now owned or hereafter acquired or created, other than the following (“Permitted Liens”): (a) any Lien existing on the Property of a Credit Party or a Restricted Subsidiary on the Closing Date and set forth in Schedule 6.1 and, if securing Indebtedness outstanding on such date, permitted by Section 6.5(b), including replacements, extensions, modifications or renewals of such Liens on the Property currently subject to such Liens; (b) any Lien created under any Loan Document; (c) Liens for Taxes (i) which are not delinquent or remain payable without penalty, or (ii) the non-payment of which is permitted by Section 5.7; (d) carriers’, warehousemen’s, mechanics’, landlords’, materialmen’s, repairmen’s, non-consensual suppliers’ or other similar Liens arising in the case of each of the foregoing in the ordinary course of business which are not delinquent for more than ninety (90) days or remain payable without penalty or which are being contested in good faith and by appropriate proceedings diligently prosecuted, which proceedings have the effect of preventing the forfeiture or sale of the Property subject thereto and for which adequate reserves in accordance with GAAP are being maintained; (e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation or to secure the performance of tenders, statutory obligations, surety, stay, customs and appeals bonds, bids, leases, governmental contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) or to secure liability to insurance carriers; (f) Liens consisting of judgment or judicial attachment liens (other than for payment of Taxes), provided that the existence of such judgment does not constitute an Event of Default under Section 8.1(h); (g) survey exceptions and any title exceptions listed on a title policy reasonably acceptable to the Administrative Agent with respect to such Property, easements, encroachments, protrusions, rights-of- way, zoning and other restrictions or other irregularities in title, any condition that may be shown by a current, accurate ALTA survey, and other similar encumbrances incurred in the ordinary course of business which, either individually or in the aggregate, do not interfere in any material respect with the ordinary conduct of the businesses of the applicable Credit Party or Restricted Subsidiary; (h) Liens on any Property acquired or held by any Credit Party or any Restricted Subsidiary securing Indebtedness (and Permitted Refinancings of such Indebtedness) incurred or assumed in reliance on Section 6.5(c) to the extent incurred or assumed for the purpose of financing (or refinancing) all or any part of the cost of acquiring, repairing, improving, installing or designing such Property; provided that (i) such Lien attaches solely to the Property so acquired, repaired, improved, installed or designed in such transaction and the proceeds thereof and (ii) the principal amount of the Indebtedness secured thereby does not exceed 100% of the cost of such Property; provided further that, in each case, individual financings provided by one such lender or lessor may be cross collateralized to other outstanding financings provided by such purchase money lender or lessor (or their respective Affiliates); (i) Liens securing Capital Lease Obligations permitted under Section 6.5(c);

105 6002802639.21 (j) any (i) interest or title of a lessor or sublessor, licensor or sublicensor under any lease, sublease, license or sublicense not prohibited by this Agreement, (ii) Lien or restriction that the interest or title of such lessor or sublessor may be subject to, or (iii) subordination of the interest of the lessee or sublessee under such lease to any Lien or restriction referred to in the preceding clause (ii), so long as the holder of such Lien or restriction agrees to recognize the rights of such lessee or sublessee under such lease; (k) Liens arising from the filing of precautionary UCC Financing Statements with respect to any lease, license, sublease, sublicense or consignment of goods permitted by this Agreement; (l) licenses and sublicenses granted by a Credit Party or any Restricted Subsidiary and leases and subleases (by a Credit Party or any Restricted Subsidiary as lessor or sublessor) to third parties in the ordinary course of business not interfering in any material respect with the business of the Credit Parties or any of their Restricted Subsidiaries; (m) Liens in favor of collecting banks arising by operation of law under Section 4-210 of the UCC or, with respect to collecting banks located in the State of New York, under Section 4-208 of the UCC; (n) Liens (including the right of set-off) in favor of a bank or other depository institution encumbering deposits held at such bank or other depository institution; (o) Liens arising out of consignment or similar arrangements for the sale of goods entered into by the Borrower or any Restricted Subsidiary in the ordinary course of business; (p) Liens in favor of customs and revenue authorities arising as a matter of law which secure payment of customs duties in connection with the importation of goods in the ordinary course of business; (q) Liens on Property acquired pursuant to a Permitted Acquisition or other similar permitted Investment, or Liens on Property of a Restricted Subsidiary in existence at the time such Restricted Subsidiary is acquired pursuant to a Permitted Acquisition or other similar permitted Investment; provided that (i) any Indebtedness that is secured by such Liens is permitted to exist under Section 6.5(c), and (ii) such Liens are not incurred in connection with, or in contemplation or anticipation of, such Permitted Acquisition or other similar permitted Investment and such Liens do not attach to any other Property of Ultimate Parent, each Holding Company, Borrower or any other Restricted Subsidiary; (r) Liens on unearned insurance premiums securing the financing thereof to the extent permitted under Section 6.5(i) or on premium refunds and insurance proceeds in any case granted in connection with the financing of insurance premiums; (s) Liens solely on cash earnest money deposits made by the Borrower or any of its Restricted Subsidiaries in connection with any letter of intent or purchase agreement for an Acquisition or other Investment that would be permitted hereunder; (t) Liens created under any agreement relating to the sale, lease, transfer or other disposition of assets permitted hereunder; provided, that such Liens relate solely to the assets to be sold, leased, transferred or otherwise disposed of; (u) Liens on equity interests in joint ventures which are not Subsidiaries arising solely under the Organization Documents for such joint ventures to secure buy/sell arrangements not prohibited hereunder;

106 6002802639.21 (v) Liens on Indebtedness incurred under Section 6.5(h)(ii); provided that such Liens may not be secured on a pari passu basis with the Closing Date Term Loans and Revolving Loans; (w) Liens that are contractual rights of set-off (i) relating to pooled deposit or sweep accounts of the Borrower or any Restricted Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower or Restricted Subsidiary or (ii) relating to purchase orders and other agreements entered into with customers of the Borrower or any Restricted Subsidiary in the ordinary course of business and consistent with past practices; (x) Liens on cash collateral deposits (and related deposit accounts) securing obligations in respect of letters of credit, bank guaranties and related instruments outstanding in reliance upon Section 6.5(p) hereof; (y) Liens on deposits posted pursuant to Hedging Agreements permitted under this Agreement so long as the aggregate amount posted in respect thereof does not exceed $2,500,000 at any time outstanding; (z) reservations in any original grants of any land or interest therein, statutory exceptions to title and reservations of mineral rights in any grants or from any predecessors in title; (aa) undetermined or inchoate Liens, arising or potentially arising under statutory provisions which have not at the time been filed or registered in accordance with applicable laws; (bb) the rights reserved to or vested in municipalities or governmental or other public authorities or agencies by statutory provisions or by the terms of leases, licenses, franchises, grants or permits, which affect any land to terminate any such leases, licenses, franchises, grants or permits or to require annual or other payments as a condition to the continuance thereof; (cc) deposits with public utilities or to any municipalities or governmental or other public authorities when required by the utility, municipality, governmental or other public authority in connection with the supply of services or utilities to any Credit Party or Restricted Subsidiary; (dd) set-off rights in connection with repurchase obligations in favor of the counter-party to such obligations and only with respect to such obligations in connection with Investments in Cash Equivalents; (ee) licenses and sublicenses of Intellectual Property; (ff) Liens securing Hedging Agreements so long as (x) such Hedging Agreements do not constitute Secured Rate Contracts, (y) such Hedging Agreements are entered into in the ordinary course of business for bona fide hedging purposes and not for speculation and (z) the net amount, if any, that would be payable by the Borrower or other applicable Credit Party to its hedge counterparty if all Transactions under such Hedging Agreements were terminated in accordance with the early termination provisions of such Hedging Agreements, together with any posted or required collateral and unpaid premiums thereunder, does not exceed the greater of (x) $5,750,000 and (y) 15% of Consolidated EBITDA as of the most recently ended Test Period, at any one time; (gg) Liens on the Collateral securing obligations in respect of permitted Incremental Equivalent Debt and any Permitted Refinancing of any of the foregoing; provided that any such Liens securing any Incremental Equivalent Debt permitted under this Agreement or any Permitted Refinancing thereof are

107 6002802639.21 subject to an Applicable Intercreditor Agreement or, as applicable, a subordination agreement in form and substance reasonably acceptable to the Administrative Agent and the KLIM Representative; (hh) Liens securing Indebtedness and other obligations outstanding at any one time in an aggregate principal amount not to exceed the greater of (x) $7,670,000 and (y) 20% of Consolidated EBITDA as of the most recently ended Test Period; provided, that such Liens may not be secured on a pari passu basis with the Closing Date Term Loans; (ii) Liens securing bank and cash management products required by banking partners in the ordinary course of business; (jj) Liens on accounts receivable and related assets customarily included in such financings financed pursuant to, and securing Indebtedness permitted under Section 6.5(w) and Asset Sales permitted under Section 6.2(s); and (kk) Liens granted in connection with Fund Financing Collateral. 6.2 Asset Sales. No Credit Party shall, and no Credit Party shall suffer or permit any of its Restricted Subsidiaries to, directly or indirectly consummate or otherwise effect an Asset Sale of (whether in one or a series of transactions) any Property (including the Equity Interests of any Subsidiary of any Credit Party, whether in a public or private offering or otherwise, and accounts and notes receivable, with or without recourse), except: (a) (i) dispositions of inventory in the ordinary course of business, (ii) dispositions of obsolete, worn-out, damaged or surplus Property, (iii) dispositions of Property no longer used or useful for such Credit Party’s business, (iv) the leasing (including subleases) or non-exclusive licensing (including sublicensing) of Intellectual Property and the leasing (including subleases) of Real Estate, in the case of clauses (i), (ii), (iii) and (iv), in the ordinary course of business, (v) use of cash and Cash Equivalents in accordance with this Agreement and the other Loan Documents and (vi) the lapse or abandonment of Intellectual Property that in the good faith judgment of Ultimate Parent or one of its Restricted Subsidiaries is no longer economically practical or commercially desirable to maintain or useful in the conduct of its business, or dispositions of Intellectual Property through expiration in accordance with their respective statutory terms; (b) Asset Sales not otherwise permitted hereunder which are made for fair market value (in the Borrower’s good faith determination) and the mandatory prepayment in the amount of the Net Proceeds of such Asset Sale is made if and to the extent required by Section 2.8 (including for the avoidance of doubt any GP Stakes related Asset Sale); provided, that: (i) (A) at the time that the definitive documentation governing any Asset Sale proposed to be consummated in reliance upon this clause (b) is executed and delivered (so long as the Borrower consummates the proposed Asset Sale within 120 days (or, in the case of an Asset Sale requiring approvals outside of the United States, 360 days)), no Event of Default shall exist or shall result after giving effect to such Asset Sale or the application of the proceeds thereof at the time of such definitive documentation and no Event of Default under Section 8.1(a), Section 8.1(f) or Section 8.1(g) shall exist on the date of consummation of such Asset Sale or result after giving effect thereto and (B) if the Asset Sale is consummated more than 120 days (or, in the case of an Asset Sale requiring approvals outside of the United States, 360 days) after the definitive documentation governing such Asset Sale is executed and delivered, no Event of Default shall exist or shall result after giving effect to the consummation of such Asset Sale and the application of proceeds therefrom; and

108 6002802639.21 (ii) (A) if the aggregate consideration to be received in connection therewith is greater than $1,000,000 (and all such sales for consideration less than $1,000,000 do not exceed $5,000,000 in the aggregate), not less than 75% of the aggregate sales price from any such Asset Sale shall be paid in cash or Cash Equivalents (or marketable securities that are converted into cash or Cash Equivalents within 45 days of receipt thereof), and (B) the aggregate fair market value of Designated Non-Cash Consideration received by Ultimate Parent, each Holding Company, the Borrower or any of the other Restricted Subsidiaries in such Asset Sale, taken together with the aggregate fair market value (in the Borrower’s good faith determination) of all other Designated Non-Cash Consideration received pursuant to this clause (b) shall not exceed, at any time outstanding, the greater of (x) $3,835,000 and (y) 10% of Consolidated EBITDA as of the most recently ended Test Period, calculated at the time of the receipt of such Designated Non-Cash Consideration (with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value); (c) the TIG Advisors Conversion; provided, such conversion occurs on or prior to the TIG Advisors Conversion Date; (d) to the extent constituting Asset Sales, transactions expressly permitted under Sections 6.1 or 6.8; (e) Investments permitted under Section 6.4, to the extent such Investment constitutes an Asset Sale; (f) the issuance of (i) the Equity Interests in the Borrower or a Subsidiary to any Credit Party or (ii) the Equity Interests of a Subsidiary that is not a Credit Party to another Restricted Subsidiary that is not a Credit Party; (g) the transfer of Property (i) by a Credit Party to a Credit Party (other than to the Ultimate Parent or any other Holding Company), (ii) by a Restricted Subsidiary that is not a Credit Party (nor required to become a Credit Party) to (A) a Credit Party (other than to the Ultimate Parent or any other Holding Company) for no more than fair market value or (B) any other Restricted Subsidiary or (iii) by a Credit Party to a Restricted Subsidiary that is not a Credit Party; provided that, all transfers pursuant to this subclause (iii), together with all other Investments by any Credit Party in Restricted Subsidiaries that are not Credit Parties pursuant to Section 6.4 and the other provisions referenced in the definition of Non-Loan Party Investment Cap, shall be subject to the Non-Loan Party Investment Cap; (h) Asset Sales of shares of Equity Interests of any Subsidiaries of the Borrower in order to qualify members of the board of directors (or other similar body) of such Subsidiary if and to the extent required by applicable Requirements of Law; (i) Asset Sales of Investments in joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (j) transactions permitted by Section 6.3, to the extent such transaction constitutes an Asset Sale; (k) Asset Sales of past due accounts receivable in the ordinary course of business (including any discount and/or forgiveness thereof) or, in the case of accounts receivable in default, in connection with the collection or compromise thereof and in any event, not involving any securitization thereof;

109 6002802639.21 (l) (i) any termination of any lease in the ordinary course of business, (ii) any expiration of any option agreement in respect of real or personal property, (iii) any surrender or waiver of contractual rights or the settlement, release or surrender of contractual rights or litigation claims (including in tort) in the ordinary course of business and (iv) any unwinding of any Hedging Agreement; (m) Asset Sales of property subject to foreclosure, casualty, eminent domain or condemnation proceedings (including in lieu thereof or any similar proceeding or any other Event of Loss); (n) Asset Sales of Property acquired by a Credit Party or Restricted Subsidiary pursuant to an Acquisition or other similar Investment (the “Subject Permitted Investment”) permitted hereunder and which Asset Sale is consummated within twenty-four (24) months of the date of the Subject Permitted Investment so long as (i) the cash or Cash Equivalent consideration received for the assets in such Asset Sale is at least equal to the fair market value (as determined by the Borrower) thereof, (ii) the assets in such Asset Sale are not necessary or economically desirable in connection with the business of the Credit Parties and their Restricted Subsidiary and the fair market value of the assets in such Asset Sale does not exceed 20% of the fair market value of the total consideration paid in connection with the Subject Permitted Investment (in each case, as determined by the Borrower in good faith) and (iii) the assets in such Asset Sale are readily identifiable as assets acquired pursuant to the Subject Permitted Investment; (o) the forgiveness or cancellation of notes initially received by a Credit Party pursuant to transactions permitted under Section 6.4(f); (p) Asset Sales of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Asset Sales are promptly applied to the purchase price of such replacement property; (q) pursuant to leases, subleases, licenses or sublicenses (including licenses and sublicenses of Intellectual Property), in each case, in the ordinary course of business, except to the extent such leases, subleases, licenses or sublicenses would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (r) Asset Sales of property not otherwise provided for in this Section 6.2, provided that the aggregate fair market value of all such Assets Sales during the term of this Agreement does not exceed the greater of (x) $3,835,000 and (y) 10% of Consolidated EBITDA as of the most recently ended Test Period; provided, that at the time of any Asset Sale pursuant to this clause (r), no Event of Default shall exist or shall result from such Asset Sale; (s) Asset Sales of accounts receivable and related assets customarily transferred and required to be transferred along with such accounts receivable pursuant to accounts receivable factoring, invoice financing agreements and similar facilities, in each case, permitted under Section 6.5(w) (and subject to the conditions set forth therein) in an aggregate amount for all such transactions taken as a whole not to exceed the greater of (x) $3,835,000 and (y) 10% of Consolidated EBITDA as of the most recently ended Test Period at any time outstanding; and (t) Designated Asset Sales. Notwithstanding anything in this Agreement or otherwise to the contrary: (A) (i) the Credit Parties and their Restricted Subsidiaries may not make any transfer (whether by Asset Sale, disposition, Dividend, Investment or otherwise) to any

110 6002802639.21 Unrestricted Subsidiary in reliance on any baskets or other provisions of this Agreement except for the Unrestricted Subsidiaries Investments Basket; (ii) the Credit Parties may not transfer (whether by Asset Sale, disposition, Dividend, Investment or otherwise) material Intellectual Property or any other Material Business Assets to any Unrestricted Subsidiary or any other Person that is a controlled Affiliate of a Credit Party (except to the extent such controlled Affiliate is a Wholly-Owned Subsidiary of the Borrower that is a Credit Party); and (iii) the Credit Parties and their Restricted Subsidiaries may not make any transfer (whether by Asset Sale, disposition, Dividend, Investment or otherwise) to any joint venture (other than a bona fide joint venture with another entity that is not an Affiliate of the Credit Parties and their Restricted Subsidiaries to the extent otherwise permitted by a separate clause in Section 6.2 above) (a “Specified JV”), if (x) such transfer is made in connection with or otherwise supporting the incurrence of any Indebtedness or equity financing at any Specified JV, or (y) there is no bona fide business purpose for such transfer or assignment; and (B) any transfer (whether by Asset Sale, disposition, Dividend, Investment or otherwise) of a Company Fund, GP Stake or Material Business Asset shall only be permitted to be consummated pursuant to Section 6.2(b) (other than transfers solely amongst Credit Parties (other than any transfer to Ultimate Parent or any other Holding Company) and transfers from any Restricted Subsidiary of the Borrower that is not a Credit Party (nor required to become a Credit Party) to a Restricted Subsidiary that is not a Credit Party. Notwithstanding anything in this Agreement or otherwise to the contrary, any transfer (whether by Asset Sale, disposition, Dividend, Investment or otherwise) generating Net Proceeds in excess of $50,000,000 consisting of all or a portion of the Wealth Management division of the Credit Parties and their Restricted Subsidiaries shall only be permitted pursuant to Section 6.2(b). 6.3 Consolidations and Mergers. No Credit Party shall, and no Credit Party shall suffer or permit any of its Restricted Subsidiaries to, directly or indirectly, merge with, consolidate with or into, dissolve or liquidate into or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) or dispose of less than all of the Equity Interests of any Restricted Subsidiary, other than directors’ qualifying shares and nominal shares required by applicable law, except Permitted Acquisitions and other similar permitted Investments; provided that, upon not less than five (5) Business Days’ prior written notice to the Administrative Agent, the following shall be permitted: (a) any Restricted Subsidiary of the Borrower may merge with, consolidate with or into, dissolve or liquidate into the Borrower or a Wholly-Owned Domestic Subsidiary of the Borrower that is a Credit Party; provided that the Borrower or such Wholly-Owned Domestic Subsidiary that is a Credit Party shall be the continuing or surviving entity and all actions reasonably required by Administrative Agent, including actions required to maintain perfected Liens on the Equity Interests of the surviving entity and other Collateral in favor of Administrative Agent, shall have been completed; provided, that if (x) the Borrower is a constituent entity in such merger, dissolution or liquidation, the Borrower must be the continuing or surviving entity and (y) a Credit Party is a constituent entity in such merger, dissolution or liquidation, a Credit Party must be the continuing or surviving entity, (b) any Foreign Subsidiary may merge with, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be converted, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions to, another Foreign Subsidiary, provided that if (x) a Foreign Subsidiary Guarantor is a constituent entity in such merger, dissolution or liquidation, the Foreign

111 6002802639.21 Subsidiary Guarantor shall be the continuing or surviving entity or (y) the Foreign Subsidiary that is a constituent entity in such merger or similar transaction is not an Excluded Subsidiary, then such non- Excluded Subsidiary shall be the continuing or surviving entity, and any such disposition by a Foreign Subsidiary Guarantor to a Foreign Subsidiary that is not a Foreign Subsidiary Guarantor shall be subject to the Non-Loan Party Investment Cap, and (c) any other Subsidiary of the Borrower may liquidate or dissolve if (i) the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and it is not materially disadvantageous to the Lenders and (ii) to the extent such Subsidiary is a Guarantor (or required to become one in accordance with Section 5.13), any assets or business not otherwise subject to an Asset Sale in accordance with Section 6.2 or, in the case of any such business, discontinued, shall be transferred to, or otherwise owned and conducted by, a Credit Party after giving effect to such liquidation or dissolution; provided, further, that, (1) no Subsidiary of Ultimate Parent that is not TIG Advisors, shall merge with, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be converted, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions to, TIG Advisors (except to the extent cash investments are required to be made and funded in reliance upon Section 6.4(w)) and (2) the TIG Advisors Conversion, so long as occurring on or prior to the TIG Advisors Conversion Date, shall be permitted. 6.4 Loans and Investments. No Credit Party shall, and no Credit Party shall suffer or permit any of its Restricted Subsidiaries to, directly or indirectly, (i) purchase or acquire any Equity Interests, evidences of Indebtedness, debt securities, obligations or other securities of, or any other interest in, any Person, including the establishment, formation or creation of any Subsidiary or joint venture, or (ii) make any Acquisition or otherwise acquire all or substantially all of the assets of another Person, or of any business, division, line of business, business unit, book of business, client account, assets under management, investment management agreement, investment advisory agreement, sub-advisory agreement, revenue share, profit share or similar economic right of any Person, including by merger, consolidation, combination, lift-out, solicitation, transfer or similar transaction or (iii) make, purchase or acquire any advance, loan, extension of credit (other than trade credit, accounts receivable, overhead allocations and advances to customers or suppliers, in each case arising in the ordinary course of business and otherwise generally consistent with past practices), guarantee or assumption of Indebtedness, or make any capital contribution to or any other investment in any Person including the Borrower, any Affiliate of the Borrower or any Subsidiary of a Credit Party (the items described in clauses (i), (ii) and (iii) are referred to as, “Investments”), except for: (a) Investments in cash and Cash Equivalents; (b) Investments consisting of (i) (A) capital contributions by Ultimate Parent or any other Holding Company in the Borrower or its Subsidiaries that are Credit Parties, and (B) guarantying of Indebtedness or other obligations by Ultimate Parent and \ or any other Holding Company to or in or for the benefit of the Credit Parties and (subject to the Non-Loan Party Investment Cap) any Restricted Subsidiaries that are not Credit Parties, (ii) extensions of credit or capital contributions by any Credit Party (other than Ultimate Parent or any other Holding Company) to or in any other then existing Credit Party (other than Ultimate Parent or any other Holding Company), (iii) subject to the Non-Loan Party Investment Cap, extensions of credit, capital contributions or the guarantying of Indebtedness or other obligations by the Borrower or any other Credit Party (other than Ultimate Parent or any other Holding Company) to or in or for the benefit of any Restricted Subsidiaries that are not Credit Parties; provided, the Investments described in the foregoing clauses (i), (ii) and (iii) shall be evidenced by an Intercompany Note, which Intercompany Note shall be pledged to Administrative Agent for the benefit of the Secured Parties in accordance with the Guaranty and Security Agreement, (iv) extensions of credit or capital contributions by a Restricted Subsidiary of Ultimate Parent which is not a Credit Party to or in (x) another then existing Restricted Subsidiary of Ultimate Parent which is not a Credit Party or (y) a Credit Party (other than Ultimate Parent or any other Holding Company); provided that any such extension of credit made pursuant

112 6002802639.21 to this subclause (y) shall be subordinated to the Obligations on terms reasonably satisfactory to the Administrative Agent and the KLIM Representative; (c) advances, loans or extensions of credit by Borrower or any of its Restricted Subsidiaries in compliance with applicable Requirements of Law to officers, non-affiliate directors, and employees of such entity in the ordinary course of business for travel, entertainment or relocation, out-of-pocket or other business-related expenses not to exceed $1,000,000 in the aggregate at any time outstanding; (d) Investments received as the non-cash portion of consideration received in connection with transactions permitted pursuant to Section 6.2; (e) Investments acquired in connection with the settlement, satisfaction or enforcement of Indebtedness or claims due or owing to Borrower or any of its Restricted Subsidiaries (including delinquent accounts and/or in connection with the bankruptcy, insolvency or reorganization of suppliers or customers or upon the foreclosure or enforcement of any Lien in favor of a Credit Party or any Restricted Subsidiary) or as security for any such Indebtedness or claim; (f) Investments consisting of promissory notes received by Ultimate Parent or its Restricted Subsidiaries (as payee thereunder) from officers, directors or employees of a Credit Party in the ordinary course of business as consideration for the purchase by such Persons of Equity Interests of a Holding Company; (g) Investments existing on the Closing Date and set forth on Schedule 6.4 and any modification, renewal or extension thereof; provided, that the amount of the original Investment is not increased except by the terms of such Investment as in effect on the Closing Date or as otherwise permitted by this Section 6.4; (h) Investments comprised of Indebtedness permitted by Section 6.5(o); (i) (i) Subsidiaries of the Borrower may be established or created so long as the Credit Parties comply with the provisions of Section 5.13 to the extent applicable; and (ii) investments in Subsidiaries in the amount required to satisfy any capital requirements or similar requirements necessary to maintain any regulatory status; provided, that (i) the aggregate incremental amount of such Investments made after the Closing Date do not exceed $5,000,000 in the aggregate and (ii) the mere issuance of support letters (howsoever defined) shall not constitute an Investment; (j) to the extent constituting an Investment (i) amounts required to be paid pursuant to the UK Settlement Agreement and (ii) guarantees arising from the pledge of Fund Financing Collateral. (k) subject to the Non-Loan Party Investment Cap, Permitted Acquisitions; (l) Investments by a Credit Party (other than Ultimate Parent or any other Holding Company) in an aggregate amount equal to the Available Amount as of the applicable date of such Investment; provided all of the following conditions are satisfied: (i) no Event of Default shall have occurred and be continuing or would result therefrom; and (ii) with respect to the use of clauses (x)(i) and (x)(ii) of the Available Amount, after giving effect to such Investment, on a Pro Forma Basis as of the last day of the most recently ended Test Period, the Total Net Leverage Ratio shall not exceed 0.52:1.00;

113 6002802639.21 (m) Investments in deposit accounts, securities accounts and commodities accounts maintained by the Borrower or such Restricted Subsidiary, so long as such accounts are used only to maintain cash and Cash Equivalents in the ordinary course of business and in compliance with the provisions of the Loan Documents; (n) Investments consisting of accounts or notes receivable, extensions of trade credit, deposits made in connection with the purchase price of goods or services, endorsement of negotiable instruments and deposits for lease, utility and similar payments and contracts, in each case, in the ordinary course of business; (o) Investments in Hedging Agreements and cash management services and similar arrangements permitted under Section 6.5; (p) advances of payroll payments to employees in the ordinary course of business; (q) subject to the Non-Loan Party Investment Cap, Investments in Unrestricted Subsidiaries, Foreign Subsidiaries that are not Guarantors, joint ventures and minority investments, provided that the aggregate amount permitted under this clause (q) (determined as the fair market value of assets contributed thereto or cash Investments therein as of the date of such contribution or Investment) shall not to exceed the greater of (x) $3,835,000 and (y) 10% of Consolidated EBITDA as of the most recently ended Test Period in the aggregate (this clause (q), the “Unrestricted Subsidiaries Investments Basket”); (r) Investments consisting of the licensing or sublicensing of Intellectual Property in the ordinary course of business; (s) subject to the Non-Loan Party Investment Cap, additional Investments not to exceed the greater of (x) $9,580,000 and (y) 25% of Consolidated EBITDA as of the most recently ended Test Period, in the aggregate at any time outstanding; (t) Investments consisting of loans or advances to Ultimate Parent in lieu of any Dividends permitted under Section 6.8; provided that such loans or advances shall count against any caps or limitations set forth in the applicable clause of Section 6.8; (u) subject to the Non-Loan Party Investment Cap, additional Investments; provided all of the following conditions are satisfied: (i) no Event of Default shall have occurred and be continuing or would result therefrom; and (ii) after giving effect to such Investment, on a Pro Forma Basis as of the last day of the most recently ended Test Period, the Total Net Leverage Ratio is not greater than 0.27:1.00; and (v) Investments funded with the Available Equity Amount, to the extent designated as the Available Equity Amount to the Administrative Agent promptly following contribution, and funded within 90 days following such contribution; and (w) Investments consisting of capital commitments or other similar capital contributions made by a Credit Party or Subsidiary as the general partner, managing member, or in any similar capacity, with respect to a Company Fund in the ordinary course of business not to exceed $5,000,000 in the aggregate

114 6002802639.21 after the Closing Date for all such Investments; provided any Investments with respect to a Company Fund may only be made pursuant to this Section 6.4(w). The amount of any Investment shall be the initial amount of such Investment less all repayments, returns, dividends and distributions received in cash in respect of such Investment. Notwithstanding anything in this Agreement or otherwise to the contrary: (A) the Credit Parties and their Restricted Subsidiaries may not make any transfer (whether by Asset Sale, disposition, Dividend, investment or otherwise) to any Unrestricted Subsidiary in reliance on any basket or other provision except for the Unrestricted Subsidiaries Investments Basket; (B) the Credit Parties may not transfer (whether by Asset Sale, disposition, Dividend, Investment or otherwise) material Intellectual Property or any Material Business Asset to any Unrestricted Subsidiary or any other Person that is a controlled Affiliate (unless such controlled Affiliate is a wholly owned Restricted Subsidiary that is a Credit Party); and (C) Investments by any Credit Party in any Subsidiary that is not a Guarantor or that is joint venture or minority investment (including any investments in Unrestricted Subsidiaries, joint ventures or minority investments) shall not exceed in the aggregate at any time (excluding however any Existing Non-Loan Party Investments) an amount equal to the greater of (x) $9,580,000 and (y) 25% of Consolidated EBITDA as of the most recently ended Test Period (the “Non-Loan Party Investment Cap”). Notwithstanding anything herein to the contrary, (i) all extensions of credit or advances by a Restricted Subsidiary of Ultimate Parent which is not a Credit Party to or in a Credit Party and (ii) excepting the Designated Guarantees, any guarantee of Indebtedness for borrowed money by the Ultimate Parent or any other Credit Party for the benefit of any Restricted Subsidiary that is not a Credit Party shall, in each case with respect to clauses (i) and (ii), be subordinated to the Obligations on terms reasonably satisfactory to the Administrative Agent and the KLIM Representative. 6.5 Limitation on Indebtedness. No Credit Party shall, and no Credit Party shall suffer or permit any of its Restricted Subsidiaries to create, incur, assume, permit to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except: (a) the Obligations; (b) Contingent Acquisition Consideration and other Indebtedness, in each case, existing on the Closing Date and set forth in Schedule 6.5; (c) Indebtedness not to exceed the greater of (x) $9,580,000 and (y) 25% of Consolidated EBITDA as of the most recently ended Test Period, in the aggregate at any time outstanding, consisting of Capital Lease Obligations and/or purchase money Indebtedness to the extent incurred or assumed for the purpose of financing (or refinancing) all or any part of the cost of acquiring, repairing, improving, installing or designing tangible Property; provided that the principal amount of the Indebtedness secured thereby does not exceed 100% of the cost of such Property; (d) unsecured intercompany Indebtedness permitted pursuant to Section 6.4(b);

115 6002802639.21 (e) other pari passu secured, junior lien secured or unsecured Indebtedness, which may be in the form of loans or notes, issued, incurred or otherwise obtained by the Credit Parties or by Restricted Subsidiaries that are not Credit Parties (such Indebtedness, “Incremental Equivalent Debt”); provided that the following conditions are satisfied: (i) no Default or Event of Default exists or would immediately result from the incurrence thereof; provided that, solely with respect to a Limited Condition Acquisition funded by Incremental Equivalent Debt, if the proceeds of such Incremental Equivalent Debt are intended to and shall be used to finance substantially contemporaneously such Limited Condition Acquisition and the Borrower has made an election in accordance with Section 1.5, the Lenders providing such Incremental Equivalent Debt may agree to a “Funds Certain Provision” that does not impose as a condition to funding thereof that no Default or Event of Default (other than under Section 8.1(a), Section 8.1(f) and Section 8.1(g)) exists at the time such Limited Condition Acquisition is consummated, in which event the condition shall be that (A) no Default or Event of Default shall exist on the LCA Test Date and (B) no Default or Event of Default under Section 8.1(a), Section 8.1(f) or Section 8.1(g) shall exist on the date of funding or incurrence of such Incremental Equivalent Debt; provided, further, that if such Limited Condition Acquisition has not been consummated on or prior to the date that is 120 days (or, 360 days, as applicable) after the applicable LCA Test Date, the foregoing conditions shall be tested on the date of consummation of such Limited Condition Acquisition and not solely as of the LCA Test Date; (ii) after giving Pro Forma Effect to the incurrence of such Incremental Equivalent Debt and the use of proceeds thereof and to any repayment of Indebtedness with such proceeds, as of the last day of the most recently ended Test Period, (A) in the case of any such Incremental Equivalent Debt secured on a pari passu basis with the Closing Date Term Loans, the Total Net Leverage Ratio shall not exceed 0.52:1.00, (B) in the case of any such Incremental Equivalent Debt secured on a junior lien basis to the Closing Date Term Loans, the Total Net Leverage Ratio shall not exceed 1.02:1.00 and (C) in the case of any such Incremental Equivalent Debt that is unsecured or incurred by a Restricted Subsidiary that is not a Credit Party, the Total Net Leverage Ratio shall not exceed 1.52:1.00; provided that, in each case of this clause (ii), to the extent the proceeds of any such Incremental Equivalent Debt will be used to finance a Limited Condition Acquisition and the Borrower has made an election in accordance with Section 1.5, the Total Net Leverage Ratio shall be tested, at the Borrower’s option, either on the LCA Test Date or the closing date of the Limited Condition Acquisition; provided, further, that if such Limited Condition Acquisition has not been consummated on or prior to the date that is 120 days (or 360 days, as applicable) after the applicable LCA Test Date, the Total Net Leverage Ratio shall be tested on the date of consummation of such Limited Condition Acquisition and not solely as of the LCA Test Date; (iii) such Incremental Equivalent Debt shall have a Weighted Average Life to Maturity no shorter than the remaining Weighted Average Life to Maturity of the Closing Date Term Loans and shall have a maturity date no earlier than the maturity date of the Closing Date Term Loans (determined without giving effect to any prepayments that reduce amortization); provided that any such Incremental Equivalent Debt that is junior lien secured or unsecured shall have a final maturity date no earlier than ninety-one (91) days after the Latest Maturity Date at the time of incurrence thereof; (iv) subject to clause (iii) above, the amortization schedule shall be determined by the Borrower and the lenders or holders thereunder; provided that any such Incremental

116 6002802639.21 Equivalent Debt that is secured on a junior basis or unsecured shall not be subject to any scheduled amortization or mandatory redemption, repurchase, prepayment, sinking fund obligation or other similar payment prior to the date that is ninety-one (91) days after the Latest Maturity Date at the time of incurrence thereof, except for AHYDO Catch-Up Payments and customary asset sale, change of control or similar event provisions; provided, that, no such mandatory redemption, repurchase, prepayment, sinking fund obligation or other similar payment shall be more favorable (taken as a whole) to the lenders or holders of such Incremental Equivalent Debt than the mandatory prepayment provisions applicable to the Loans (as reasonably determined in good faith by the Borrower) unless this Agreement is amended to provide the Loans with the benefit of such more favorable provision; (v) other than Incremental Equivalent Debt incurred solely by Restricted Subsidiaries of the Borrower that are not Credit Parties and are not required to be Credit Parties hereunder, such Incremental Equivalent Debt shall have no guarantors or obligors other than the Borrower and the Guarantors; (vi) other than Incremental Equivalent Debt incurred solely by Restricted Subsidiaries of the Borrower that are not Credit Parties and are not required to be Credit Parties hereunder, to the extent secured, such Incremental Equivalent Debt shall be secured solely by the Collateral and shall be subject to an Applicable Intercreditor Agreement; (vii) if such Incremental Equivalent Debt is subordinated in right of payment to any Obligations, such Incremental Equivalent Debt shall be subordinated to the Obligations pursuant to subordination terms in form and substance reasonably satisfactory to the Administrative Agent and the KLIM Representative; (viii) excepting herefrom pricing, fees and other economic terms, the terms of such Incremental Equivalent Debt shall not be materially more favorable to the lenders or holders thereof, taken as a whole, than the terms of the Loans and Commitments hereunder (as reasonably determined in good faith by the Borrower) unless (A) such terms are applicable solely to periods after the Latest Maturity Date, (B) the terms of the Loans and Commitments are amended at the time of issuance or incurrence of such Incremental Equivalent Debt to provide the Lenders with the benefit of such more favorable terms or (C) such terms are otherwise reasonably satisfactory to the Borrower, the Administrative Agent and the KLIM Representative; (ix) if the initial All-In Yield applicable to any such Incremental Equivalent Debt that is secured on a pari passu basis with the Closing Date Term Loans exceeds by more than 0.50% per annum the corresponding All-In Yield applicable to any then outstanding Existing Facility, then the Applicable Margin with respect to each such Existing Facility, as the case may be, shall automatically be increased by the Yield Differential, effective upon the issuance or incurrence of such Incremental Equivalent Debt; provided that, to the extent the All-In Yield with respect to such Incremental Equivalent Debt is greater than the All-In Yield of an Existing Facility solely as a result of a higher interest rate floor, then the increased interest rate applicable to such Existing Facility shall be effected solely by increasing the interest rate floor applicable thereto, but only to the extent such increase in the interest rate floor would cause an increase in the interest rate then in effect thereunder; (x) if such Incremental Equivalent Debt or any Permitted Refinancing thereof is incurred by any Restricted Subsidiary that is not a Credit Party, then neither such Incremental

117 6002802639.21 Equivalent Debt nor any Permitted Refinancing thereof shall be secured by any portion of the Collateral nor shall it be guaranteed or incurred by any Credit Party, and in all cases it shall be subject to the Non-Loan Party Debt Cap; (xi) for the avoidance of doubt, Incremental Equivalent Debt incurred pursuant to this Section 6.5(e) shall reduce, on a dollar-for-dollar basis, the amount available for Incremental Facilities under Section 2.1(e)(ii)(B), and Incremental Facilities incurred pursuant to Section 2.1(e) shall reduce, on a dollar-for-dollar basis, the amount available for Incremental Equivalent Debt under this Section 6.5(e); and (x) the DDTL Commitment Expiration Date shall have occurred. Notwithstanding the foregoing, with respect to any Incremental Equivalent Debt or commitments related thereto or any Permitted Refinancing thereof, in each case, to the extent otherwise constituting ROFR Debt, all of the ROFR Provisions shall apply and be complied with in all respects. (f) to the extent constituting Indebtedness, obligations arising pursuant to (i) the UK Settlement Agreement and (ii) the pledge of Fund Financing Collateral; (g) Indebtedness arising from Seller Notes; provided that (i) all obligations under Seller Notes shall be unsecured and subordinated to the Obligations pursuant to subordination provisions reasonably satisfactory to the Administrative Agent and the KLIM Representative, (ii) no payments of principal may be made pursuant to or under any Seller Note other than as expressly permitted by Section 6.12 and any payments of interest pursuant to Seller Notes shall be paid in kind, and (iii) each Seller Note shall have a final maturity no earlier than six (6) months after the Latest Maturity Date at the time of incurrence thereof and (iv) the other terms and conditions applicable to any Seller Notes (and any amendments thereto) shall be reasonably satisfactory to the Administrative Agent and the KLIM Representative; (h) (i) unsecured Indebtedness of the Credit Parties or any of its Restricted Subsidiaries consisting of Contingent Acquisition Consideration; and (ii) secured Indebtedness of the Credit Parties and its Restricted Subsidiaries consisting of Contingent Acquisition Consideration in an amount not to exceed the greater of (x) $9,580,000 and (y) 25% of Consolidated EBITDA as of the most recently ended Test Period, in the aggregate at any time outstanding (assuming the remaining maximum performance standards related thereto are satisfied, except to the extent all or any portion thereof becomes a fixed, matured or earned amount, in which case such amount shall be deemed the actual amount of such Contingent Acquisition Consideration; (i) Indebtedness consisting of (i) the financing of insurance premiums or (ii) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business; (j) (x) Indebtedness in respect of cash management services and similar arrangements in the ordinary course of business and any guarantees thereof, (y) Indebtedness resulting from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, and (z) endorsement of instruments or other payment items for deposit in the ordinary course of business; (k) Hedging Agreements entered into in the ordinary course of business for bona fide hedging purposes and not for speculation with Administrative Agent’s and the KLIM Representative’s prior written consent;

118 6002802639.21 (l) Indebtedness arising under indemnity agreements to title insurers to cause such title insurers to issue to Administrative Agent title insurance policies; (m) Indebtedness arising with respect to customary indemnification obligations and purchase price adjustments in favor of (i) sellers in connection with Acquisitions or similar Investments permitted hereunder and (ii) purchasers in connection with Asset Sales permitted under Section 6.2(b); (n) [reserved]; (o) (i) Indebtedness which may exist or be deemed to exist pursuant to or in connection with performance, bid, statutory, surety, indemnity, stay, customs, appeal or similar bonds, completion guarantees and other obligations of like nature, in each case securing obligations not constituting Indebtedness for borrowed money (including worker’s compensation claims, environmental remediation and other environmental matters and obligations in connection with self-insurance or similar requirements) provided in the ordinary course of business, so long as the aggregate amount incurred under this clause (o) shall not to exceed the greater of (x) $1,925,000 and (y) 5% of Consolidated EBITDA for the most recently ended Test Period outstanding in the aggregate; and (ii) Indebtedness which may exist or be deemed to exist pursuant to or in connection with surety, appeal or similar bonds issued in connection with litigation or other controversies; (p) Indebtedness incurred by the Borrower or any of its Restricted Subsidiaries in respect of letters of credit, bank guarantees, bankers’ acceptances, warehouse receipts or similar instruments issued or created in the ordinary course of business, including in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims; provided that the aggregate face amount incurred or otherwise existing in reliance on this clause (p) shall not exceed $6,000,000; (q) [reserved]; (r) purchasing card programs in the ordinary course of business not to exceed the greater of (x) $1,925,000 and (y) 5% of Consolidated EBITDA for the most recently ended Test Period in the aggregate; (s) [reserved]; (t) (i) unsecured Indebtedness consisting of customary obligations of the Credit Parties and their Restricted Subsidiaries under deferred compensation, severance, health and welfare retirement benefits and similar obligations to current and former employees, officers and directors of the Credit Parties and their Restricted Subsidiaries incurred by such Person in the ordinary course of business and (ii) unsecured Indebtedness of any Credit Parties and their Restricted Subsidiaries issued to employees, officers, directors, partners, managers, consultants and the respective estates, spouses or former spouses of any Credit Parties and their Restricted Subsidiaries to repurchase Equity Interests of any direct or indirect equityholder of Ultimate Parent or any Affiliate thereof (which unsecured Indebtedness is issued in lieu of any Dividends permitted under Section 6.8(b) for such purpose) not to exceed $1,000,000 at any time outstanding in the aggregate for all such Indebtedness taken as a whole, provided that any cash payments in respect of such Indebtedness shall be deemed to reduce on a dollar-for-dollar basis the amount of any Dividends permitted to be made under Section 6.8(b); (u) [reserved];

119 6002802639.21 (v) additional Indebtedness in an aggregate amount not to exceed the greater of (x) $9,580,000 and (y) 25% of Consolidated EBITDA for the most recently ended Test Period, at any one time outstanding; (w) Indebtedness in respect of accounts receivable factoring, invoice financing agreements and similar facilities; provided that (I) the aggregate amount outstanding or incurred in reliance on this clause (w) shall not exceed the greater of (x) $3,835,000 and (y) 10% of Consolidated EBITDA as of the most recently ended Test Period at any time outstanding, (II) the obligations of the Borrower and any Restricted Subsidiary under any such facility shall be non-recourse to the Credit Parties and the Restricted Subsidiaries (other than the applicable entities contributing accounts receivable and related assets customarily included in such facilities; provided, such recourse in connection therewith is solely with respect to such accounts receivable and related assets so contributed) except for customary limited recourse, representations, warranties, covenants, indemnities, repurchase obligations and other undertakings of a type customary in receivables factoring or invoice financing transactions, (III) accounts receivable sold, transferred or otherwise disposed of pursuant to any such facility shall be excluded from the calculation of Working Capital and shall not be included in any borrowing base or similar calculation under this Agreement and (IV) the net proceeds of any sale of accounts receivable pursuant to any such facility shall not reduce or satisfy any mandatory prepayment obligation under Section 2.8 and shall not constitute Declined Proceeds or be included in the Available Amount; and (x) Indebtedness of Ultimate Parent permitted pursuant to Section 6.4(t). Notwithstanding anything in this Agreement or otherwise to the contrary: (A) (i) all extensions of credit or capital contributions by a Restricted Subsidiary of Ultimate Parent which is not a Credit Party to or in or for the benefit of a Credit Party and (ii) excepting the Designated Guarantees, any guarantee of Indebtedness for borrowed money by the Borrower or any other Credit Party to or in, or for the benefit of, any Restricted Subsidiaries that are not Credit Parties shall, in each case, be subordinated to the Obligations on terms reasonably satisfactory to the Administrative Agent and the KLIM Representative; and (B) all Indebtedness (and commitments thereof) incurred, assumed or guaranteed by Restricted Subsidiaries that are not Credit Parties shall not exceed, in the aggregate for all such Indebtedness taken as a whole, the greater of (x) $9,580,000 and (y) 25% of Consolidated EBITDA for the most recently ended Test Period at any one time outstanding (this clause (B), the “Non- Loan Party Debt Cap”); provided, the Non-Loan Party Debt Cap shall exclude (i) intercompany Indebtedness owing by any Restricted Subsidiary that is not a Credit Party to a Credit Party on the Closing Date and (ii) guarantees by Restricted Subsidiaries that are not a Credit Party of Indebtedness of other Restricted Subsidiaries that are not a Credit Party on the Closing Date, in each case as set forth on Schedule 6.5. 6.6 Transactions with Affiliates. No Credit Party shall, and no Credit Party shall suffer or permit any of its Restricted Subsidiaries to, (w) enter into any transaction with Ultimate Parent, any other Holding Company, the Borrower or any such Restricted Subsidiary (other than, in each case, transactions between or among Credit Parties) or any director (or similar official) of any of the foregoing, (x) pay any management, consulting or similar fees to any of the foregoing or (y) pay or reimburse any of the foregoing for any costs, expenses and similar items, in each case in excess of $2,000,000, except: (a) (i) with respect to transactions between or among the Ultimate Parent and its Restricted Subsidiaries as expressly permitted by this Agreement and (ii) with respect to any other Affiliate or any other such Person as expressly permitted by Sections 6.2(h), 6.2(o), 6.3, 6.4(f), 6.4(g), 6.4(i), 6.4(j), 6.4(n), 6.4(p), 6.5(q), 6.5(t), 6.7, 6.8, 6.12 and 10.9(g) of this Agreement;

120 6002802639.21 (b) upon fair and reasonable terms no less favorable (taken as a whole) to such Credit Party or such Restricted Subsidiary than would be obtained in a comparable arm’s length transaction with a Person not an Affiliate of the Borrower or such Restricted Subsidiary; (c) payment of directors’ fees, indemnities and reimbursement of actual out-of-pocket expenses incurred in connection with attending board of director meetings; (d) the TIG Advisors Conversion provided such conversion occurs on or prior to TIG Advisors Conversion Date; (e) the pledge of Fund Financing Collateral; (f) [reserved]; (g) the repurchase of equity interests from officers, directors and employees to the extent permitted under this Agreement; (h) advances and loans to officers and employees of the Credit Parties and their Restricted Subsidiaries to the extent permitted under this Agreement; (i) employment and severance arrangements between the Ultimate Parent and its Restricted Subsidiaries and their respective officers and employees in the ordinary course of business and transactions pursuant to stock option plans, stock incentive plans and employee benefit plans and arrangements in the ordinary course of business or otherwise approved by the independent members of the board of directors of the Borrower; (j) the Transactions and the payment of fees and expenses as part of or in connection with the Transactions, as applicable; and (k) transactions described on Schedule 6.6 or any agreement, restatement, amendment and restatement, replacement, supplement or other modification thereto or replacement thereof, so long as such agreement or arrangement, as so amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time is no less favorable, taken as a whole, to the Credit Parties and their Subsidiaries than the agreement existing on the Closing Date. 6.7 Certain Payments and Other Agreements (a) UK Administration Cash Payments. No Credit Party shall, and no Credit Party shall suffer or permit any of its Restricted Subsidiaries to, directly or indirectly, make any payments for the benefit of the Insolvent UK Subsidiaries, other than pursuant to (i) the UK Settlement Agreement (as in effect on the date hereof) and (ii) a commitment made by the Ultimate Parent at the behest of the United Kingdom Financial Conduct Authority to make whole certain investors in investments distributed by the Insolvent UK Subsidiaries in respect of such investments, so long as such payments do not exceed $300,000 in the aggregate. (b) Tax Receivable Agreement. No Credit Party shall, and no Credit Party shall suffer or permit any of its Restricted Subsidiaries to, make (or have any obligations to make) any payment or distribution in connection with the Tax Receivable Agreement, except that Ultimate Parent shall be permitted to make payments so long as each of the following conditions is satisfied: (x) such payment is then due and payable under the terms of the Tax Receivable Agreement as in effect on the Closing Date and the amount paid does not exceed the amount required to be paid thereunder (and such payment is not

121 6002802639.21 an accelerated payment or payment following a Change of Control or similar event) and (y) no Event of Default under Section 8.1(a), Section 8.1(f) or Section 8.1(g) shall have occurred and be continuing. Ultimate Parent shall not agree to any amendment, waiver or other modification with respect to the Tax Receivable Agreement that is materially adverse to the Lenders without the prior written consent of the Administrative Agent and the KLIM Representative (not to be unreasonably withheld, conditioned or delayed) and, notwithstanding anything to the contrary in any Loan Document, no Credit Party other than Ultimate Parent shall have any obligation under the Tax Receivable Agreement nor shall any Credit Party (other than Ultimate Parent) or any Restricted Subsidiary guaranty or otherwise provide any support in respect of any obligations thereunder and Ultimate Parent shall be the sole payor under such arrangement. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, this Section 6.7(b) shall be the sole and exclusive provision in the Loan Documents permitting any payment, distribution or other transfer by any Credit Party or any Restricted Subsidiary in respect of, or otherwise in connection with, the Tax Receivable Agreement, and no other basket, exception, carve-out or other provision of this Agreement or any other Loan Document (including, for the avoidance of doubt, any Dividend, Investment, Restricted Debt Payment or other payment permitted under Sections 6.2, 6.4, 6.8 or 6.12 or any other provision of Article VI) shall be used to make, or shall be deemed to permit, any such payment, distribution or transfer. 6.8 Dividends. No Credit Party shall, and no Credit Party shall suffer or permit any of its Restricted Subsidiaries to, directly or indirectly, (i) declare or make any dividend or other distribution of any cash or other Property on account of or in respect of any Equity Interests now or hereafter outstanding; (ii) purchase, redeem or otherwise acquire for value any Equity Interests now or hereafter outstanding; or (iii) pay, distribute, or fund a sinking fund or make a similar payment in respect of any Equity Interests now or hereafter outstanding or make any payment or distribution to retire or obtain the surrender of any warrants, options or other rights to acquire Equity Interests now or hereafter outstanding (the items described in clauses (i), (ii) and (iii) above are referred to as “Dividends”), except that any Wholly-Owned Subsidiary of the Borrower may declare and pay dividends to the Borrower or to any Wholly-Owned Subsidiary of the Borrower and except that: (a) Ultimate Parent, each Holding Company, Borrower and the Restricted Subsidiaries may declare and make dividend payments or other distributions payable solely in the form of their Equity Interests (provided, in the case of any such payment made by a non-wholly owned Restricted Subsidiary of Ultimate Parent, such dividend payments or other distributions in the form of Equity Interests may be made to each owner of Equity Interests of such Restricted Subsidiary based on their relative ownership interests); (b) the Borrower may make distributions to Holdings which are immediately used by Holdings (or by Holdings to make distributions to any Parent Entity including any Holding Company) to redeem from current or former directors, officers, employees, members of management, managers or consultants of Ultimate Parent, any other Holding Company, the Borrower or any Restricted Subsidiary (or their respective immediate family members or estates) Equity Interests in Holdings (or such Parent Entity); provided each of the following conditions are satisfied: (i) no Default or Event of Default has occurred and is continuing or would immediately result from such Dividend; and (ii) the aggregate amount of Dividends permitted under this paragraph (b), together with the aggregate amount of loans and advances to Holdings or any of its Parent Entities made pursuant to Section 6.4(t) in lieu of Dividends permitted by this Section 6.8(b), shall not exceed in any Fiscal Year the greater of (x) $1,925,000 and (y) 5% of Consolidated EBITDA as of the most recently ended Test Period (excluding amounts attributable to any Tax withholdings).

122 6002802639.21 (c) for any fiscal quarter ending after the Closing Date for which: (i) each of Holdings and the Borrower is classified as a partnership or disregarded entity for U.S. federal income Tax purposes (other than a disregarded entity described in Section 6.8(c)(ii)), the Borrower may make distributions described in clause (i) of the definition of “Dividends” on a quarterly basis to Holdings, and Holdings may make such distributions to its direct and indirect equity holders (the “Members”) with respect to the net taxable income allocable to Holdings or its Members in respect of Holdings’ ownership of Borrower and its Subsidiaries, to enable such Members (or their regarded owners) pay income Tax liabilities to the extent such income Tax liabilities are attributable to the income of Holdings, the Borrower and/or its applicable Subsidiaries; provided however, that the amount of such distributions made by the Borrower and Holdings under this Section 6.8(c)(i) shall be determined by (x) disregarding the effect of any special basis adjustments (and resulting tax deductions) under Sections 734, 743 and 754 of the Code, (y) taking into account the allocations required under Section 704(c)(1)(A) of the Code (and the principles thereof), and (z) using an assumed tax rate that is no greater than the highest combined U.S. federal, state and local marginal tax rates applicable to the type of income or gain when recognized by an individual resident in New York, New York (taking into account character of income); or (ii) the Borrower is included in a consolidated, combined, unitary, affiliated or similar income tax group (a “Tax Group”) of which a direct or indirect parent of the Borrower is the common parent, the Borrower may make distributions described in clause (i) of the definition of “Dividends” at the end of each fiscal quarter to Holdings (and, if Holdings is included in a Tax Group of which a direct or indirect parent of Holdings is the common parent, Holdings may make such distributions to that direct or indirect parent of its Tax Group), in an amount equal to the aggregate U.S. federal, state and local income Taxes then due and payable pursuant to its Tax Group returns; provided that the amount of such distributions under this Section 6.8(c)(ii) (A) may be made before the end of the fiscal quarter if a direct or indirect parent of a Tax Group is required to make estimated Tax payments at such earlier date (e.g., required payment of corporate estimated Taxes by December 15th for the fourth fiscal quarter) and (B) shall not be greater in the aggregate than the amount of such taxes that would have been due and payable by the Borrower and its relevant Subsidiaries had the Borrower and its relevant Subsidiaries filed a Tax Group return with Borrower as the consolidated parent or hypothetical consolidated parent (or, for the avoidance of doubt, if such Borrower had no applicable Subsidiaries, had such Borrower filed a separate stand- alone corporate tax return). (iii) Notwithstanding clauses (i) and (ii), distributions made under Section 6.8(c) that are attributable to the income of any Unrestricted Subsidiary shall be permitted only to the extent that such Unrestricted Subsidiary made distributions to the Borrower or any Restricted Subsidiary for such purpose unless, in the reasonable judgement of the Borrower, such income is realized by any Holding Company, the Borrower, the common parent of the Borrower’s Tax Group, or the Borrower’s regarded owner, as applicable, in each case with respect to such Unrestricted Subsidiary without such Unrestricted Subsidiary receiving sufficient cash or Cash Equivalents to make such distribution. (iv) Any payments under the Tax Receivable Agreement may be made solely pursuant to Section 6.7(b); (d) the Borrower may make distributions to the Holding Companies, to the extent necessary to permit such Holding Companies to conduct their historical and customary activities in the ordinary course of business, including, without limitation, to maintain its legal existence (including franchise Taxes and

123 6002802639.21 other similar licensing expenses, in each case, incurred in the ordinary course of business) and to pay reasonable out-of-pocket general administrative costs and expenses (which may include out-of-pocket legal, accounting and filing costs, other reasonable and customary corporate overhead expenses incurred in the ordinary course of business and customary transaction-based fees and expenses of third-party investment bankers and advisers for services rendered to the Holding Companies) relating to the Holding Companies’ ownership and operation of the Borrower and its Subsidiaries; (e) each Restricted Subsidiary may make Dividends to the Borrower, and other Restricted Subsidiaries of the Borrower (and, in the case of a Dividend by a non-wholly owned Restricted Subsidiary, to the Borrower and any other Restricted Subsidiary and to each other owner of Equity Interests of such Restricted Subsidiary based on their relative ownership interests of the relevant class of Equity Interests); (f) the Credit Parties may make additional Dividends with the proceeds of DDTLs in accordance with Section 5.10(c) hereof, so long as such Dividends are made substantially concurrently with the funding of such DDTLs; (g) the Credit Parties and the Restricted Subsidiaries may make additional Dividends in an amount not to exceed the Available Amount at such time, provided that the following conditions are satisfied: (i) no Event of Default has occurred and is continuing or would arise as a result of such Dividend; and (ii) with respect to the use of clauses (x)(i) and (x)(ii) of the Available Amount, after giving effect to such Dividend, on a Pro Forma Basis as of the last day of the most recently ended Test Period, the Total Net Leverage Ratio is not greater than 0.02:1.00; (h) to the extent constituting Dividends, payments made pursuant to Section 6.12(a); (i) pro rata distributions to Credit Parties and other investors in joint ventures from such joint ventures; (j) additional Dividends, so long as no Event of Default has occurred and is continuing or would arise as a result of such Dividend, provided that the aggregate amount of all Dividends made in reliance on this clause (j) during the term of this Agreement shall not exceed the greater of (x) $3,835,000 and (y) 10% of Consolidated EBITDA as of the most recently ended Test Period at any time (less any amounts applied pursuant to Section 6.12(a) hereof); and (k) so long as no Event of Default has occurred and is continuing or would arise as a result of such Dividend, additional Dividends; provided that after giving effect to such Dividend, on a Pro Forma Basis as of the last day of the most recently ended Test Period, the Total Net Leverage Ratio is not greater than 0.00:1.00. 6.9 Change in Business: Permitted Activities of Holding Companies. (a) No Credit Party shall, and no Credit Party shall permit any of its Restricted Subsidiaries to, engage in any material line of business substantially different from the business carried on by it on the Closing Date and any business reasonably complementary or ancillary thereto. (b) No Holding Company shall:

124 6002802639.21 (i) incur any Indebtedness for borrowed money, other than (i) the Indebtedness incurred hereunder, (ii) Guarantees of Indebtedness or other obligations of Borrower and/or any Restricted Subsidiary, which Indebtedness or other obligations are permitted hereunder (provided that any such guarantee shall (A) be subordinated, as applicable, to the same extent as the underlying Indebtedness and (B) subject to clause (ii) of the last paragraph of Section 6.5), and (iii) Indebtedness owed to Borrower or any Restricted Subsidiary which Indebtedness is permitted hereunder. (ii) create or suffer to exist any Lien on any asset now owned or hereafter acquired by it, other than (i) the Liens created under the Collateral Documents to which it is a party and (ii) Liens of the type permitted under Section 6.1 (other than Liens in respect of Indebtedness for borrowed money). (iii) engage in any material business activities, other than (i) holding the Equity Interests in (w) with respect to Holdings, ATH, the Borrower (and, indirectly, any Subsidiary of Borrower) and TWCH, (x) with respect to ATH, Holdings, (y) with respect to TWCH, TTC and (z) with respect to Ultimate Parent, ATH and Holdings, and acting as a holding company with respect thereto, (ii) the entry into, and the performance of its obligations under, the Loan Documents and the agreements or instruments evidencing or governing other Indebtedness (including guarantees permitted hereunder) and other obligations contemplated by this Agreement (including, subject to paragraph (b) of this Section, the granting of Liens with respect thereto), (iii) the consummation of the Transactions, (iv) filing Tax Returns, Tax reports and paying Taxes and other customary obligations in the ordinary course (and contesting any Taxes, Tax Returns and Liens for Taxes), (v) paying expenses and performing administrative services in connection with the activities of Borrower and its Subsidiaries, (vi) preparing reports to Governmental Authorities and to its equityholders, (vii) holding director and equityholder meetings, preparing organizational records and other organizational activities required to maintain its legal existence or to comply with applicable law, (viii) in the case of the Ultimate Parent, Dividends to the extent permitted by Section 6.8, engaging in equity offerings (including, to the extent not constituting Indebtedness, “equity line of credit” offerings consisting of private offerings of equity interest of the Ultimate Parent to specified investors subject to certain pricing and volume limitations) permitted under the Loan Documents, (ix) with respect to TTC, ordinary activities for a trust company and (x) activities incidental to any of the foregoing; provided, no Holding Company shall be permitted to engage in any business activities not already included in its ordinary course of business prior to the Closing Date except as set forth in clauses (i) through (x) above; or (iv) merge with or into or consolidate with any other Person. 6.10 Changes to Organizational Documents. Except as expressly permitted under Section 6.3, no Credit Party shall, and no Credit Party shall permit any of its Restricted Subsidiaries to, amend any of its Organization Documents in any respect materially adverse to the Administrative Agent or Lenders. 6.11 Changes in Accounting, Name and Jurisdiction of Organization. No Credit Party shall, and no Credit Party shall suffer or permit any of its Restricted Subsidiaries to, directly or indirectly, (i) make any significant change in accounting treatment or reporting practices, except as required by GAAP, (ii) change the Fiscal Year or method for determining Fiscal Quarters of any Credit Party or of any consolidated Restricted Subsidiary of any Credit Party, (iii) solely in respect of a Credit Party or a Restricted Subsidiary whose Equity Interests do or would constitute Collateral, change its legal name or its legal name as it appears in official filings in its jurisdiction of organization, (iv) solely in respect of a Credit Party or a Restricted Subsidiary whose Equity Interests do or would constitute Collateral, change its jurisdiction of organization or formation (or other applicable location for purposes of the UCC), (v) solely in respect of a

125 6002802639.21 Credit Party, change the location of its chief executive office or, if applicable, its sole place of business or (vi) solely in respect of a Credit Party or a Restricted Subsidiary whose equity interests do or would constitute Collateral, change its organizational type, and in the case of clauses (iii), (iv), (v) and (vi), (A) in the case of a Credit Party, without at least ten (10) days’ prior written notice to Administrative Agent (or such shorter period as may be reasonably agreed by Administrative Agent) or (B) in the case of such other Restricted Subsidiary, without written notice to Administrative Agent within thirty (30) days (or such longer period as may be reasonably agreed by Administrative Agent). 6.12 Limitation on Payments of Certain Indebtedness. No Credit Party shall, and no Credit Party shall suffer or permit any of its Restricted Subsidiaries to, directly or indirectly, (i) make any optional payment, repayment or prepayment of principal of, premium, if any, interest, fees, redemption, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, (x) Subordinated Indebtedness or (y) unsecured Indebtedness in an aggregate principal amount over $2,000,000 or (ii) make any optional payment, repayment or prepayment of Contingent Acquisition Consideration (the items described in clauses (i) and (ii) above are referred to as “Restricted Debt Payments”), except that: (a) the Credit Parties and the Restricted Subsidiaries may make Restricted Debt Payments so long as (x) no Event of Default has occurred and is continuing or would arise as a result of such Restricted Debt Payment and (y) the aggregate amount of all such payments made in reliance upon this clause (a) during any fiscal year shall not exceed an amount equal to the sum of (A) the greater of (x) $3,835,000 and (y) 10% of Consolidated EBITDA as of the most recently ended Test Period and (B) the amount available under Section 6.8(j) calculated on a pro forma basis taking into account the amount proposed to be paid hereunder; (b) so long as no Event of Default shall have occurred and be continuing, the Credit Parties may make Restricted Debt Payments with the cash proceeds of substantially concurrent capital contributions to the Borrower with the cash proceeds of issuances of Equity Interests by Ultimate Parent; (c) the conversion or exchange of Subordinated Indebtedness to Equity Interests of Holdings or any Parent Entity (other than Disqualified Stock); (d) the Credit Parties and the Restricted Subsidiaries may make, as and when due and payable, non-accelerated payments in respect of Contingent Acquisition Consideration; provided that all of the following conditions are satisfied: (i) no Default or Event of Default has occurred and is continuing or would arise as a result of such Restricted Debt Payment and (ii) after giving effect to such Restricted Debt Payment, on a Pro Forma Basis as of the last day of the most recently ended Test Period, the Credit Parties are in compliance with the covenant set forth in Section 7.1 hereof; (e) the Credit Parties and the Restricted Subsidiaries may make payments of intercompany Indebtedness permitted under Section 6.5; provided that, with respect to intercompany Indebtedness owing by a Credit Party to a Restricted Subsidiary that is not a Credit Party, such payment is permitted under the Intercompany Note or other applicable subordination agreement; (f) the Credit Parties and the Restricted Subsidiaries may refinance Subordinated Indebtedness with Indebtedness constituting Permitted Refinancings thereof that are permitted to be incurred under Section 6.5; (g) the Credit Parties and the Restricted Subsidiaries may make additional Restricted Debt Payments in an amount not to exceed the Available Amount at such time; provided that the following conditions are satisfied:

126 6002802639.21 (i) no Event of Default has occurred and is continuing or would arise as a result of such Restricted Debt Payment at the time such Restricted Debt Payment is declared or made; (ii) with respect to the use of clauses (x)(i) and (x)(ii) of the Available Amount, after giving effect to such Restricted Debt Payment, on a Pro Forma Basis as of the last day of the most recently ended Test Period, the Total Net Leverage Ratio is not greater than 0.02:1.00; (h) the Credit Parties and the Restricted Subsidiaries may make Restricted Debt Payments; provided that, after giving effect to such Restricted Debt Payment, (i) on a Pro Forma Basis as of the last day of the most recently ended Test Period, the Total Net Leverage Ratio is not greater than 0.00:1.00 and (ii) no Event of Default has occurred and is continuing or would arise as a result of such Restricted Debt Payment; and (i) AHYDO Catch-Up Payments relating to Indebtedness of Ultimate Parent and its Restricted Subsidiaries so long as no Event of Default has occurred and is continuing. 6.13 Amendments to Certain Indebtedness. No Credit Party shall, and no Credit Party shall permit any of its Restricted Subsidiaries directly or indirectly to, change or amend the terms of any Seller Notes, Subordinated Indebtedness, or Incremental Equivalent Debt if such change or amendment would violate any subordination and/or intercreditor agreement pertaining thereto and/or the requirements for Seller Notes, or Incremental Equivalent Debt as required hereunder. 6.14 No Negative Pledges. No Credit Party shall, and no Credit Party shall permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual restriction or encumbrance of any kind on the ability of any Credit Party or Restricted Subsidiary to pay dividends or make any other distribution on any of such Credit Party’s or Restricted Subsidiary’s Equity Interests or Equity Interests equivalents or to pay fees, including management fees, or make other payments and distributions to the Borrower or any other Credit Party, except in each case, encumbrances or restrictions (a) imposed by this Agreement and the other Loan Documents, (b) contained in an agreement with respect to an asset sale or other Asset Sale permitted hereunder, (c) required by applicable Requirements of Law or (d) contained in, or existing by reason of, any agreement or instrument (i) existing on the Closing Date or related to any permitted renewal, extension or refinancing of Indebtedness thereunder which is permitted under Section 6.5; provided that such renewals, extensions or refinancings do not impose encumbrances or restrictions that are materially more onerous on the Credit Parties, taken as a whole, as compared to the terms of such Indebtedness being renewed, extended or refinanced, (ii) relating to property existing at the time of the acquisition thereof, so long as the encumbrance or restriction relates only to the property so acquired, (iii) relating to any Indebtedness of, or otherwise to, any Restricted Subsidiary at the time such Restricted Subsidiary was merged or consolidated with or into, or acquired by, the Borrower or any of its Restricted Subsidiaries or became a Restricted Subsidiary and not created in contemplation thereof, (iv) effecting a renewal, extension, refinancing, refund or replacement (or successive extensions, renewals, refinancings, refunds or replacements) of an agreement or instrument referred to in clauses (i) through (iii) above, so long as the encumbrances and restrictions contained in any such renewal, extension, refinancing, refund or replacement agreement or instrument, taken as a whole, are not materially more restrictive than the encumbrances and restrictions contained in the original agreement or instrument, as determined in good faith by the board of directors of the Borrower, (v) constituting customary provisions restricting subletting or assignment of any leases of the Borrower or any of its Restricted Subsidiaries or provisions in agreements that restrict the assignment of such agreement or any rights thereunder, (vi) constituting restrictions on the sale or other disposition of any property securing Indebtedness as a result of a Lien on such property permitted hereunder, (vii) constituting restrictions on net worth or on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business, (viii) constituting provisions contained in

127 6002802639.21 agreements or instruments relating to Indebtedness permitted hereunder that prohibit the transfer of all or substantially all of the assets of the obligor under that agreement or instrument unless the transferee assumes the obligations of the obligor under such agreement or instrument, (ix) constituting any encumbrance or restriction with respect to property under a lease or other agreement that has been entered into for the employment or use of such property, (x) constituting customary restrictions and conditions that waive or prohibit the subrogation of claims and/or prohibit parties to such agreements from collecting intercompany obligations customarily included in guaranty or indemnity agreements, (xi) in connection with Indebtedness permitted to be incurred hereunder, restrictions and/or encumbrances customary for such Indebtedness and that do not (A) materially impair the ability of Ultimate Parent and its Restricted Subsidiaries to pay, perform or observe their obligations under the Loan Documents or (B) prevent, prohibit or interfere in any material respect with the creation, perfection or enforcement of any Lien of the Administrative Agent on any material portion of the Collateral or of the Administrative Agent’s or any Lender’s rights and remedies under any of the Loan Documents, (xii) restrictions and conditions contained in any agreement relating to the sale of an asset or a Credit Party pending the consummation of such disposition, (xiii) constituting restrictions on deposits imposed by suppliers or landlords under contracts entered into in the ordinary course of business, or (xiv) to the extent such joint venture is permitted under Section 6.4, constituting customary provisions in joint venture agreements relating solely to the related joint venture or the Equity Interests thereof. No Credit Party shall, and no Credit Party shall permit any of its Restricted Subsidiaries to, directly or indirectly, enter into, assume or become subject to any Contractual Obligation prohibiting or otherwise restricting the existence of any Lien upon any of its assets in favor of the Administrative Agent, whether now owned or hereafter acquired, except (a) with respect to specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to an asset sale permitted hereunder, (b) customary prohibitions or restrictions in joint venture agreements and similar agreements that relate solely to the activities or the Equity Interests of a joint venture permitted under Section 6.4, (c) customary provisions in licenses, governmental permits, leases and other contracts restricting the assignment thereof, (d) restrictions and conditions contained in any agreements existing at the time of (and not created in contemplation of) the acquisition of any Person or assets permitted under this Agreement; provided that such restrictions and conditions apply only to the Person or assets so acquired, (e) restrictions and conditions imposed by any Governmental Authority, (f) restrictions on cash deposits held and imposed by customers under contracts entered into in the ordinary course of business and (g) constituting restrictions on deposits imposed by suppliers or landlords under contracts entered into in the ordinary course of business. For the avoidance of doubt, nothing in this Section 6.14 shall prohibit or restrict the existence, creation or perfection of any UK Security Interests under the UK Security Documents. 6.15 Sanctions; USA Patriot Act; Anti-Corruption Laws. Each Credit Party shall, and shall cause each of its Restricted Subsidiaries and their respective officers, employees, directors and agents that act in any capacity in connection with this Agreement to, comply with all Trade Control Laws, Sanctions, Anti-Money Laundering Laws, and Anti-Corruption Laws in all material respects. No Credit Party or Restricted Subsidiary, nor any director, officer, agent, employee, or other person acting on behalf of any Credit Party or Restricted Subsidiary, will use the proceeds of any Loan, directly or knowingly indirectly, for any payments to any Person, including any government official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, or otherwise take any action, directly or knowingly indirectly, that would result in a material violation of the FCPA. Furthermore, no Credit Party or Restricted Subsidiary, nor any director, officer, agent, employee, or other person acting on behalf of any Credit Party or Restricted Subsidiary, will, directly or knowingly indirectly, use the proceeds of the Loans, or lend or contribute such proceeds to any Subsidiary, Affiliate, joint venture partner or other Person for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, in any manner that would result in the violation of any Sanctions applicable to any party hereto.

128 6002802639.21 ARTICLE VII FINANCIAL COVENANTS Each Credit Party covenants and agrees that until the Facility Termination Date: 7.1 Total Net Leverage Ratio. The Credit Parties shall not suffer or permit the Total Net Leverage Ratio as of the last date of any Fiscal Quarter to exceed 6.00:1.00. 7.2 Equity Cure. In the event the Credit Parties fail to comply with the financial covenant set forth in this Article VII as of the last day of any Fiscal Quarter, any cash equity contribution actually received by the Borrower and funded indirectly by Ultimate Parent with proceeds of common equity issued by Ultimate Parent (or other equity having terms acceptable to the Administrative Agent in its sole discretion) after the end of such Fiscal Quarter and on or prior to the day that is fifteen (15) Business Days after the day on which financial statements are required to be delivered for such Fiscal Quarter (the “Cure Deadline”) will, at the irrevocable election of the Borrower, be included in the calculation of Consolidated EBITDA solely for the purposes of determining compliance with such covenant in this Article VII at the end of such Fiscal Quarter (each, a “Cure Quarter”) and any subsequent four quarter measurement period that includes such Cure Quarter (any such equity contribution so included in the calculation of Consolidated EBITDA, a “Specified Equity Contribution”); provided that (a) notice of the Borrower’s intent to accept a Specified Equity Contribution shall be delivered by the Borrower to the Lenders no later than the date on which financial statements are required to be delivered for the applicable Fiscal Quarter, (b) in each consecutive four (4) Fiscal Quarter period, there will be at least two (2) Fiscal Quarters in which no Specified Equity Contribution is made, (c) the amount of any Specified Equity Contribution will be no greater than the amount required to cause the Credit Parties to be in compliance with such financial covenant (the “Cure Amount”), (d) all Specified Equity Contributions will be disregarded for purposes of the calculation of Consolidated EBITDA for all other purposes, including calculating basket levels, pricing, determining compliance with incurrence based or pro forma calculations or conditions and any other items governed by reference to Consolidated EBITDA, (e) there shall be no more than five (5) Specified Equity Contributions made in the aggregate after the Closing Date and (f) there shall be no reduction in Consolidated Total Net Indebtedness (through either netting of cash or prepayment of indebtedness) for such Cure Quarter in connection with any Specified Equity Contribution (or the application of the proceeds thereof) for determining compliance with the financial covenant under Article VII for the Test Period ending on the last day of the applicable Cure Quarter; provided that to the extent any Specified Equity Contribution is used to prepay the Term Loans or the Revolving Loans, there shall be a reduction in Consolidated Total Net Indebtedness for determining compliance with Article VII in future quarters (but, for the avoidance of doubt, there shall be no de-leveraging credit for any measurement period that includes the Cure Quarter in respect of which the equity cure is exercised). Until the Cure Deadline, neither the Administrative Agent nor any Lender shall exercise the right to accelerate the Loans or terminate the Commitments, and neither the Administrative Agent nor any Lender shall exercise any right to foreclose on or take possession of the Collateral, in each case solely on the basis of an Event of Default under Section 8.1(c) arising solely from the Credit Parties’ failure to comply with the financial covenant set forth in Section 7.1 in respect of the period ending on the last day of such Fiscal Quarter for which the Borrower has delivered notice of its intent to make a Specified Equity Contribution; provided that (i) no Lender shall be required to fund any Revolving Loans or DDTLs during such period and (ii) nothing in this Section 7.2 shall limit, impair or otherwise affect any right or remedy of the Administrative Agent or any Lender with respect to any other Default or Event of Default, whether arising under Section 8.1(c) or otherwise.

129 6002802639.21 ARTICLE VIII EVENTS OF DEFAULT 8.1 Event of Default. An “Event of Default” shall occur if any of the following events shall occur; provided that any requirement for the giving of notice, the lapse of time, or both, that is set forth below has been satisfied (any such event, an “Event of Default”): (a) Non-Payment. Any Credit Party fails (i) to pay when and as required to be paid herein, any amount of principal of any Loan, including after maturity of the Loans or (ii) to pay within five (5) Business Days after the same shall come due, any interest on any Loan or any fee, premium or any other amount payable hereunder or pursuant to any other Loan Document; or (b) Representation or Warranty. Any representation, warranty or certification by or on behalf of any Credit Party or any of its Restricted Subsidiaries made or deemed made herein, in any other Loan Document, or which is contained in any certificate, document or financial or other statement by any such Person, or their respective Responsible Officers, furnished at any time under this Agreement, or in or under any other Loan Document, shall prove to have been incorrect in any material respect (without duplication of other materiality qualifiers contained therein) on or as of the date made or deemed made; or (c) Specific Defaults. Any Credit Party or any Restricted Subsidiary fails to perform or observe any term, covenant or agreement contained in (i) any of Sections 1.3, 5.1, 5.2(a), 5.2(b) or 5.2(d) and such failure shall continue for five (5) Business Days, (ii) Section 5.3(a) and such failure shall continue for five (5) Business Days, (iii) any of Sections 5.6, 5.10, 5.13 with respect to a material portion of the Collateral, 5.17 or 5.18 or Article VI or Article VII hereof (subject to Section 7.2) or (iv) any other covenant or agreement in any Collateral Document requiring the creation, perfection or maintenance of Liens on a material portion of the Collateral; or (d) Other Defaults. Any Credit Party or any Restricted Subsidiary fails to perform or observe any other term, covenant or agreement contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of thirty (30) days after the earlier to occur of (i) the date upon which a Responsible Officer of any Credit Party becomes aware of such default and (ii) the date upon which written notice thereof is given to the Borrower by Administrative Agent or Required Lenders. Notwithstanding anything to the contrary, no default, termination event, close‑out or other event under any Hedging Agreement (including any Secured Rate Contract) shall constitute an Event of Default hereunder unless such event (i) constitutes a failure to pay any amount due and payable thereunder beyond any applicable grace period by the applicable Credit Party or (ii) results solely from an event described in Section 8.1(f) or 8.1(g) with respect to the applicable Credit Party; or (e) Cross-Default. Any Credit Party or any Restricted Subsidiary of any Credit Party (i) fails to make any payment in respect of any Indebtedness (other than (x) Indebtedness owing by any Credit Party or such Restricted Subsidiary to another Credit Party or any of their Restricted Subsidiaries and (y) the Obligations) having an aggregate principal amount (including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $5,000,000 (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto on the date of such failure; (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness, if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable (or otherwise required

130 6002802639.21 immediately to be prepaid, redeemed, purchased or defeased) prior to its stated maturity (without regard to any subordination terms with respect thereto) or cash collateral in respect thereof to be demanded; provided, that, any event that would result in an Event of Default under this Section 8.1(e) that occurs with respect to Subordinated Indebtedness shall not be an Event of Default hereunder to the extent that any creditor with respect to such Subordinated Indebtedness is contractually prohibited from taking any actions or exercising any remedies thereunder prior to the Facility Termination Date as a result of its subordination thereto; or (iii) fails to make any payment required to be made pursuant to the terms of the Tax Receivable Agreement; provided, that the foregoing shall not apply to (A) secured Indebtedness that becomes due as a result of the sale, transfer or other disposition (including as a result of any Event of Loss) of the Property or assets securing such Indebtedness (to the extent such sale, transfer or other disposition is not prohibited under this Agreement and such amounts are timely paid (after giving effect to any applicable cure period) per the applicable documentation governing such Indebtedness) or (B) any breach or default that (x) is remedied by the Borrower or the applicable Restricted Subsidiary or (y) waived (including in the form of amendment) by the requisite holders of the applicable item of Indebtedness, in either case, prior to the acceleration of all the Loans pursuant to this Article VIII; or (f) Voluntary Proceedings. Ultimate Parent, any other Holding Company, Borrower or any Restricted Subsidiary (other than an Immaterial Subsidiary): (i) generally fails to pay, or admits in writing its general inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) except as expressly permitted under Section 6.3, voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself or (iv) takes any action to authorize or effectuate any of the foregoing; or (g) Involuntary Proceedings. (i) Any involuntary Insolvency Proceeding is commenced or filed against Ultimate Parent, any other Holding Company, Borrower or any Restricted Subsidiary (other than an Immaterial Subsidiary), or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of any such Person’s Properties, and any such proceeding or petition is not dismissed, or such writ, judgment, warrant of attachment, execution or similar process is not released, vacated or fully bonded within sixty (60) days after commencement, filing or levy; (ii) Ultimate Parent, any other Holding Company, Borrower or any Restricted Subsidiary (other than an Immaterial Subsidiary) admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) Ultimate Parent, any other Holding Company, Borrower or any Restricted Subsidiary (other than an Immaterial Subsidiary) acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its Property or business; or (h) Monetary Judgments. One or more judgments, non-interlocutory orders, decrees or arbitration awards shall be entered against any one or more of Ultimate Parent, a Holding Company, Borrower or any Restricted Subsidiary (other than an Immaterial Subsidiary) involving in the aggregate a liability of $5,000,000 or more (excluding amounts covered by insurance to the extent the relevant independent third-party insurer has not denied coverage therefor), and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of sixty (60) days after the entry thereof; or (i) Collateral. Any material provision of any Loan Document shall for any reason cease to be valid and binding on or enforceable against any Credit Party that is a party thereto or any Credit Party shall so state in writing or bring an action to limit its obligations or liabilities thereunder; any guaranty of the Obligations under any Loan Document shall cease to be in full force and effect or any Credit Party shall so state in writing; or any Collateral Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid security interest in any material portion of the Collateral purported to be covered thereby or any Credit Party shall so state in writing or the Administrative Agent shall for any reason (other

131 6002802639.21 than as a result of any action of the Administrative Agent or any Lender or the failure of the Administrative Agent or any Lender to take any action within its control and that does not arise due to a breach of the Loan Documents by Ultimate Parent, a Holding Company, Borrower or the Restricted Subsidiaries) cease to have a perfected security interest in any material portion of the Collateral (with respect to Intellectual Property owned by a U.S. Credit Party, if and to the extent required under the Guaranty and Security Agreement) and a first priority security interest subject only to Permitted Liens or any Credit Party shall so state in writing; or (j) Ownership. A Change of Control shall occur; or (k) Regulatory Matters. Any registration, license, permit, approval or authorization required for any Credit Party or Restricted Subsidiary to conduct any material portion of its business as an investment adviser, broker-dealer, trust company or other regulated entity is revoked, suspended, terminated or otherwise ceases to be in full force and effect, or any Governmental Authority or self-regulatory organization takes any enforcement action that, in any such case, would reasonably be expected to have a Material Adverse Effect; or (l) Invalidity of Subordination Provisions. Any provisions of any subordination agreement, intercreditor agreement or other agreement or instrument governing any Seller Notes, Subordinated Indebtedness, Incremental Equivalent Debt or other Indebtedness subject to subordination or intercreditor provisions shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, or any Credit Party shall contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations or the Liens securing the Obligations for any reason shall not have the priority contemplated by this Agreement or such subordination or intercreditor provisions; or (m) ERISA. An ERISA Event shall occur that has resulted or could reasonably be expected to result in a Material Adverse Effect. (n) German Guarantor Insolvency Events. With respect to any German Guarantor: (i) such German Guarantor becomes unable to pay its debts (zahlungsunfähig) within the meaning of § 17 InsO; (ii) such German Guarantor becomes over-indebted (überschuldet) within the meaning of § 19 InsO; (iii) the management board (Geschäftsführer or Vorstand) of such German Guarantor is obligated to file for insolvency proceedings under § 15a InsO and such filing obligation is not cured within the statutory period for filing (currently three weeks, or six weeks in the case of Überschuldung under certain circumstances); (iv) a protective shield proceeding (Schutzschirmverfahren) under § 270d InsO is initiated with respect to such German Guarantor; (v) any restructuring proceeding (Restrukturierungsverfahren) or stabilization order (Stabilisierungsanordnung) under the German Stabilization and Restructuring Framework for Companies Act (Unternehmensstabilisierungs- und -restrukturierungsgesetz – StaRUG) is initiated or issued with respect to such German Guarantor; or (vi) such German Guarantor takes any action that would give rise to a duty to file for insolvency under German law. 8.2 Remedies. Upon the occurrence and during the continuance of any Event of Default: (a) Administrative Agent may, and shall at the request of the Required Lenders, declare all or any portion of any one or more of the Revolving Loan Commitments of each Lender to make Loans to be suspended or terminated, whereupon all or such portion of such Revolving Loan Commitments shall forthwith be suspended or terminated;

132 6002802639.21 (b) Administrative Agent may, and shall at the request of the Required Lenders, declare all or any portion of the DDTL Commitments of each Lender to be suspended or terminated, whereupon all or such portion of such DDTL Commitments shall forthwith be suspended or terminated; (c) Administrative Agent shall, at the request of the Required Lenders, declare all or any portion of the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, in which case, the Revolving Loan Commitment and DDTL Commitment of each Lender shall immediately terminate without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Credit Party; and/or (d) Administrative Agent shall, at the request of the Required Lenders, exercise on behalf of itself and the other Secured Parties all other rights and remedies available to it and the Lenders under the Loan Documents or applicable law; provided, however, that upon the occurrence of any event specified in Section 8.1(f) or 8.1(g) above (in the case of clause (i) of Section 8.1(g) upon the expiration of the sixty (60) day period mentioned therein), the obligation of each Lender to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of Administrative Agent or any Lender. 8.3 Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising. ARTICLE IX ADMINISTRATIVE AGENT 9.1 Appointment and Duties. (a) Appointment of Administrative Agent. Each Secured Party hereby appoints Diameter Finance Administration LLC (together with any successor Administrative Agent pursuant to Section 9.9) as Administrative Agent hereunder and authorizes Administrative Agent to (x) execute and deliver the Loan Documents and accept delivery thereof on its behalf from any Credit Party, (y) take such other actions on its behalf and to exercise all rights, powers and remedies and perform the duties as are expressly delegated to Administrative Agent under such Loan Documents and (z) exercise such powers as are reasonably incidental thereto. (b) Duties as Collateral and Disbursing Agent. Without limiting the generality of clause (a) above: (i) Administrative Agent shall have the sole and exclusive right and authority (to the exclusion of the other Secured Parties), and is hereby authorized, to (t) act as the disbursing and collecting agent for the Lenders and the other Secured Parties with respect to all payments and collections arising in connection with the Loan Documents (including in any proceeding described in Sections 8.1(f) or 8.1(g) or any other bankruptcy, insolvency or similar proceeding), and each Person making any payment in connection with any Loan Document to any Secured Party is hereby authorized to make such payment to Administrative Agent, (u) file and prove claims and file other documents necessary or desirable to allow the claims of the Secured Parties with respect to any

133 6002802639.21 Obligation in any proceeding described in Section 8.1(f) or 8.1(g) or any other bankruptcy, insolvency or similar proceeding (but not to vote, consent or otherwise act on behalf of such Person), (v) act as collateral agent for each Secured Party for purposes of the perfection of all Liens created by such agreements and all other purposes stated therein, (w) manage, supervise and otherwise deal with the Collateral, (x) take such other action as is necessary or desirable to maintain the perfection and priority of the Liens created or purported to be created by the Loan Documents, (y) exercise all remedies given to Administrative Agent and the other Secured Parties with respect to the Credit Parties and/or the Collateral, whether under the Loan Documents, applicable Requirements of Law or otherwise and (z) execute any amendment, consent or waiver under the Loan Documents on behalf of any Lender that has consented in writing to such amendment, consent or waiver; and (ii) Administrative Agent shall have the sole and exclusive right and authority (to the exclusion of the other Secured Parties), and is hereby authorized to (x) act as the disbursing and collecting agent for the Revolving Lenders with respect to all payments made in respect of the Revolving Loans and fees related thereto, all as more specifically provided in Article II and (y) to perform such other duties and exercise such other powers as are specifically provided to the Administrative Agent in this Agreement. (c) Limited Duties. Under the Loan Documents, the Administrative Agent (i) is acting solely on behalf of the other Secured Parties (except to the limited extent provided in Section 2.4(b) with respect to the Register), with duties that are entirely administrative in nature, notwithstanding the use of the terms “agent”, “Administrative Agent”, and “collateral agent” and similar terms in any Loan Document to refer to Administrative Agent which terms are used for title purposes only and (ii) is not assuming and shall not have any actual or implied obligations, functions, responsibilities or duties under any Loan Document other than as expressly set forth therein or any role as agent, fiduciary or trustee of or for any Secured Party or any other Person, and each Secured Party, by accepting the benefits of the Loan Documents, hereby waives and agrees not to assert any claim against Administrative Agent based on the roles, duties and legal relationships expressly disclaimed in clauses (i) and (ii) above. 9.2 Binding Effect. Each Secured Party, by accepting the benefits of the Loan Documents, agrees that (i) any action taken (or omitted to be taken) by the Administrative Agent or the Required Lenders (or, if expressly required hereby, a greater proportion of the Lenders) in accordance with the provisions of the Loan Documents, (ii) any action taken (or omitted to be taken) by the Administrative Agent in reliance upon the instructions of Required Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders) and (iii) the exercise by the Administrative Agent or the Required Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Secured Parties. 9.3 Use of Discretion. (a) No Action without Instructions. The Administrative Agent shall not be required to exercise any discretion or take, or to omit to take, any action, including with respect to enforcement or collection, except any action it is required to take or omit to take (i) under any Loan Document or (ii) pursuant to instructions from the Required Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders). (b) Right Not to Follow Certain Instructions. Notwithstanding clause (a) above, the Administrative Agent shall not be required to take, or to omit to take, any action (i) unless, upon demand, the Administrative Agent receives an indemnification satisfactory to it from the Lenders (or, to the extent

134 6002802639.21 applicable and acceptable to the Administrative Agent, any other Person) against all Liabilities that, by reason of such action or omission, may be imposed on, incurred by or asserted against the Administrative Agent or any Related Person thereof or (ii) that is, in the opinion of the Administrative Agent or its counsel, contrary to any Loan Document or applicable Requirement of Law. (c) Exclusive Right to Enforce Rights and Remedies. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Credit Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with the Loan Documents for the benefit of all the Secured Parties acting at the direction of the Required Lenders; provided that the foregoing shall not prohibit (i) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (ii) [reserved], (iii) any Lender from exercising setoff rights in accordance with Section 10.11 and this Section 9.3 or (iv) any Secured Party from filing proofs of claim (and thereafter appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Credit Party under any bankruptcy or other debtor relief law), but in the case of this clause (iv) if, and solely if, the Administrative Agent has not filed such proof of claim or other instrument of similar character in respect of the Obligations within five (5) days before the expiration of the time to file the same; provided further that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (A) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.2 and (B) in addition to the matters set forth in clauses (iii) and (iv) of the preceding proviso, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 9.4 Delegation of Rights and Duties. The Administrative Agent may, upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Loan Document by or through any trustee, co-agent, employee, attorney-in-fact and any other Person (including any Secured Party). Any such Person shall benefit from this Article IX to the extent provided by the Administrative Agent. 9.5 Reliance and Liability. The Administrative Agent may, without incurring any liability hereunder, (i) treat the payee of any Note as its holder until such Note has been assigned in accordance with Section 10.9, (ii) rely on the Register to the extent set forth in Section 2.4, (iii) consult with any of its Related Persons and, whether or not selected by it, any other advisors, accountants and other experts (including advisors to, and accountants and experts engaged by, any Credit Party) and (iv) rely and act upon any document and information (including those transmitted by Electronic Transmission) and any telephone message or conversation, in each case believed by it to be genuine and transmitted, signed or otherwise authenticated by the appropriate parties. (a) The Administrative Agent and the Related Persons of the Administrative Agent shall not be liable for any action taken or omitted to be taken by any of them under or in connection with any Loan Document, and each Secured Party, Ultimate Parent, each Holding Company, the Borrower and each other Credit Party hereby waive and shall not assert (and each of Ultimate Parent, each Holding Company and the Borrower shall cause each other Credit Party to waive and agree not to assert) any right, claim or cause of action based thereon, except to the extent of liabilities resulting from the gross negligence or willful misconduct of the Administrative Agent or, as the case may be, such Related Person (each as determined in a final, non-appealable judgment by a court of competent jurisdiction) in connection with the duties expressly set forth herein. Without limiting the foregoing, neither the Administrative Agent nor any of the Related Persons of the Administrative Agent:

135 6002802639.21 (i) shall be responsible or otherwise incur liability for any action or omission taken in reliance upon the instructions of the Required Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders), as applicable or for the actions or omissions of any of its Related Persons selected with reasonable care (other than employees, officers and directors of the Administrative Agent, when acting on behalf of the Administrative Agent); (ii) shall be responsible to any Secured Party or other Person for the due execution, legality, validity, enforceability, effectiveness, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created or purported to be created under or in connection with, any Loan Document; (iii) makes any warranty or representation, or shall be responsible, to any Secured Party or other Person for any statement, document, information, representation or warranty made or furnished by or on behalf of any Credit Party or any Related Person of any Credit Party in connection with any Loan Document or any transaction contemplated therein or any other document or information with respect to any Credit Party, whether or not transmitted or (except for documents expressly required under any Loan Document to be transmitted to the Lenders) omitted to be transmitted by the Administrative Agent, including as to completeness, accuracy, scope or adequacy thereof, or for the scope, nature or results of any due diligence performed by the Administrative Agent in connection with the Loan Documents; (iv) shall have any duty to ascertain or to inquire as to the performance or observance of any provision of any Loan Document, whether any condition set forth in any Loan Document is satisfied or waived, as to the financial condition of any Credit Party or as to the existence or continuation or possible occurrence or continuation of any Default or Event of Default and shall not be deemed to have notice or knowledge of such occurrence or continuation unless it has received a notice from the Borrower or any Secured Party describing such Default or Event of Default clearly labeled “notice of default” (in which case the Administrative Agent shall promptly give notice of such receipt to all Lenders); or (v) shall be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or participant or prospective Lender or participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Institution; and, for each of the items set forth in clauses (i) through (v) above, each Secured Party, Ultimate Parent, each Holding Company and the Borrower hereby waives and agrees not to assert (and each of Ultimate Parent, each Holding Company and the Borrower shall cause each other Credit Party to waive and agree not to assert) any right, claim or cause of action it might have against the Administrative Agent based thereon. 9.6 Administrative Agent. The Administrative Agent and its Affiliates may make loans and other extensions of credit to, acquire Equity Interests of, engage in any kind of business with, any Credit Party or Affiliate thereof as though it were not acting as Administrative Agent and may receive separate fees and other payments therefor. To the extent the Administrative Agent or any of its Affiliates makes any Loan or otherwise becomes a Lender hereunder, it shall have and may exercise the same rights and powers hereunder and shall be subject to the same obligations and liabilities as any other Lender and the terms “Lender”, “Revolving Lender”, “Term Lender”, “Required Lenders”, “DDTL Lender” and any similar

136 6002802639.21 terms shall, except where otherwise expressly provided in any Loan Document, include Administrative Agent or such Affiliate, as the case may be, in its individual capacity as Lender, DDTL Lender, Revolving Lender, Term Lender, or one of the Required Lenders, respectively. 9.7 Lender Credit Decision. Each Secured Party acknowledges that it shall, independently and without reliance upon the Administrative Agent, any other Secured Party or any of their Related Persons or upon any document (including any offering and disclosure materials in connection with the syndication of the Loans) solely or in part because such document was transmitted by the Administrative Agent or any of its Related Persons, conduct its own independent investigation of the financial condition and affairs of each Credit Party and make and continue to make its own credit decisions in connection with entering into, and taking or not taking any action under, any Loan Document or with respect to any transaction contemplated in any Loan Document, in each case based on such documents and information as it shall deem appropriate. Except for documents expressly required by any Loan Document to be transmitted by the Administrative Agent to the Lenders, the Administrative Agent shall not have any duty or responsibility to provide any Secured Party with any credit or other information concerning the business, prospects, operations, Property, financial and other condition or creditworthiness of any Credit Party or any Affiliate of any Credit Party that may come into the possession of the Administrative Agent or any of its Related Persons. 9.8 Expenses; Indemnities; Withholding. (a) Each Lender agrees to reimburse Administrative Agent and each of its Related Persons (to the extent not reimbursed by any Credit Party) promptly upon demand, severally and ratably, for any costs and expenses (including fees, charges and disbursements of financial, legal and other advisors engaged by the Administrative Agent) that may be incurred by the Administrative Agent or any of its Related Persons in connection with the preparation, syndication, execution, delivery, administration, modification, consent, waiver or enforcement of, or the taking of any other action (whether through negotiations, through any work-out, bankruptcy, restructuring or other legal or other proceeding (including preparation for and/or response to any subpoena or request for document production relating thereto) or otherwise) in respect of, or legal advice with respect to, its rights or responsibilities under, any Loan Document. (b) Each Lender further agrees to indemnify Administrative Agent and each of its Related Persons (to the extent not reimbursed by any Credit Party), severally and ratably, from and against Liabilities that may be imposed on, incurred by or asserted against the Administrative Agent or any of its Related Persons in any matter relating to or arising out of, in connection with or as a result of any Loan Document, any Related Agreement or any other act, event or transaction related, contemplated in or attendant to any such document, or, in each case, any action taken or omitted to be taken by the Administrative Agent or any of its Related Persons under or with respect to any of the foregoing; provided, that no Lender shall be liable to the Administrative Agent or any of its Related Persons under this Section 9.8(b) to the extent such liability has resulted primarily from the gross negligence or willful misconduct of the Administrative Agent or, as the case may be, such Related Person, as determined by a court of competent jurisdiction in a final non-appealable judgment or order. (c) To the extent required by any Requirement of Law, the Administrative Agent may withhold from any payment to any Lender under a Loan Document an amount equal to any applicable withholding Tax (including withholding Taxes imposed under Chapters 3 and 4 of Subtitle A of the Code). If the IRS or any other Governmental Authority asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender (because the appropriate certification form was not delivered, was not properly executed, or fails to establish an exemption from, or reduction of, withholding Tax with respect to a particular type of payment, or because such Lender failed to notify the Administrative Agent or any other Person of a change in circumstances which rendered the exemption from, or reduction of, withholding Tax ineffective, failed to maintain a Participant Register or for any other

137 6002802639.21 reason), whether or not such Taxes were correctly or legally imposed or asserted by the relevant Government Authority, or the Administrative Agent reasonably determines that it was required to withhold Taxes from a prior payment but failed to do so (but in each case only to the extent that no Credit Party has already indemnified the Administrative Agent for such amounts and without limiting the obligation of the Credit Parties to do so), such Lender shall promptly indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, including penalties, additions to tax and interest, and together with all expenses incurred by the Administrative Agent, including legal expenses, allocated internal costs and out-of-pocket expenses. The Administrative Agent may offset against any payment to any Lender under a Loan Document any applicable withholding Tax that was required to be withheld from any prior payment to such Lender but which was not so withheld, as well as any other amounts for which the Administrative Agent is entitled to indemnification from such Lender under this Section 9.8(c). The agreements in this Section 9.8(c) shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender and the repayment, satisfaction or discharge of all other Obligations under any Loan Document. 9.9 Resignation of Administrative Agent. (a) The Administrative Agent may resign at any time by delivering notice of such resignation to the Lenders and the Borrower at least 30 days prior to the effectiveness date of such resignation, effective on the date set forth in such notice or, if no such date is set forth therein, upon the date 30 days after such notice has been delivered. If the Administrative Agent delivers any such notice of resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If, within 30 days after the retiring Administrative Agent’s having given notice of resignation, no successor Administrative Agent has been appointed by the Required Lenders that has accepted such appointment, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent from among the Lenders. The Required Lenders may remove the Administrative Agent at any time by delivering notice of such removal to the Administrative Agent and the Borrower at least five (5) Business Days prior to the effectiveness date of such removal; provided that no such removal shall be effective without the prior written consent of Diameter unless an Event of Default has occurred and is continuing. If the Required Lenders deliver any such notice of removal, the Required Lenders shall have the right to appoint a successor Administrative Agent. Each appointment under this clause (a) shall be subject to the prior consent of the Borrower, which may not be unreasonably withheld but shall not be required during the continuance of an Event of Default. (b) Effective immediately upon its resignation or removal, (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations under the Loan Documents, (ii) the Lenders shall assume and perform all of the duties of the retiring or removed Administrative Agent until a successor Administrative Agent shall have accepted a valid appointment hereunder, (iii) the retiring or removed Administrative Agent and its Related Persons shall no longer have the benefit of any provision of any Loan Document other than with respect to any actions taken or omitted to be taken while such retiring or removed Administrative Agent was, or because such retiring or removed Administrative Agent had been, validly acting as Administrative Agent under the Loan Documents or while it was actively engaged in transferring its rights and obligations as Administrative Agent to the successor Administrative Agent and (iv) subject to its rights under Section 9.3, the retiring or removed Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents. Effective immediately upon its acceptance of a valid appointment as Administrative Agent, a successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring or removed Administrative Agent under the Loan Documents, and the term “Administrative Agent” means such successor Administrative Agent.

138 6002802639.21 9.10 Release of Collateral or Guarantors. Each Secured Party hereby consents to the release and hereby authorizes Administrative Agent to release (or, in the case of clause (b)(ii) below, release or subordinate) the following: (a) any Subsidiary of the Borrower from its guaranty of any Obligation if (i) all of the Equity Interests of such Subsidiary owned by any Credit Party are sold or transferred in a transaction permitted under the Loan Documents, including pursuant to a waiver or consent obtained in accordance with Section 10.1, to the extent that, after giving effect to such transaction, such Subsidiary ceases to be a Restricted Subsidiary, would not be required to guaranty any Obligations pursuant to Section 5.13 and is not and will not be an obligor or guarantor in respect of any Incremental Equivalent Debt, any Subordinated Indebtedness, any Indebtedness secured by Collateral, any Indebtedness guaranteed by any Credit Party, any other Indebtedness of a Credit Party or Restricted Subsidiary thereof having an aggregate outstanding principal amount in excess of $5,000,000 or any Permitted Refinancing of any of the foregoing or (ii) such Subsidiary becomes an Excluded Subsidiary as a result of a transaction permitted under the Loan Documents and is not otherwise required to be a Guarantor pursuant to Section 5.13; provided, that the release of any Subsidiary of the Borrower from its guaranty of any Obligations pursuant to clause (ii) above, including pursuant to the definition of “Guarantor,” shall only be permitted if each of the following conditions is satisfied, both at the time such Subsidiary becomes an Excluded Subsidiary and at the time of such release: (A) no Event of Default exists, (B) after giving Pro Forma Effect to such release and the consummation of the transaction that causes such Person to become an Excluded Subsidiary, the Borrower is deemed to have made a new Investment in such Person for purposes of Section 6.4 (as if such Person were then newly acquired) in an amount equal to the portion of the fair market value of the net assets of such Person (determined without deduction for any Indebtedness or other liabilities owing to any Credit Party or any Affiliate thereof) attributable to the Borrower’s or any Restricted Subsidiary’s Equity Interests therein, as estimated by the Borrower in good faith, and such Investment is permitted pursuant to Section 6.4 and counts against the Non-Loan Party Investment Cap, (C) such release is not being made in connection with a transaction involving a controlled Affiliate of such Subsidiary and, to the extent the transaction that causes such Subsidiary to become an Excluded Subsidiary involves any disposition or issuance of Equity Interests of such Subsidiary, such disposition or issuance is made to a Person that is not a controlled Affiliate of Ultimate Parent, the Borrower or any of their respective Subsidiaries, (D) such release is effectuated for a bona fide business purpose and not for the primary purpose of releasing such Guarantor from its guaranty of the Obligations, (E) such release is consummated for fair market value, as determined in good faith, and on arm’s-length terms, (F) such Subsidiary does not own or hold any Material Business Asset, Company Fund, GP Stake or Equity Interests of any Credit Party and (G) a Responsible Officer of the Borrower certifies to the Administrative Agent compliance with preceding clauses (A), (B), (C), (D), (E) and (F); provided, further, that no such release shall occur if such Subsidiary continues to be or will be a guarantor or obligor in respect of any Incremental Equivalent Debt, any Subordinated Indebtedness, any Indebtedness secured by Collateral, any Indebtedness guaranteed by any Credit Party, any other Indebtedness of a Credit Party or Restricted Subsidiary thereof having an aggregate outstanding principal amount in excess of $5,000,000 or any Permitted Refinancing of any of the foregoing; provided, further, that no release of any Lien on Equity Interests of such Subsidiary shall be implied by this clause (a), and any such Lien shall be released only to the extent separately permitted pursuant to clause (b) below; (b) any Lien held by Administrative Agent for the benefit of the Secured Parties against (i) any Collateral that is sold, transferred, conveyed or otherwise disposed of by a Credit Party to a Person that is not a Credit Party in a transaction permitted by the Loan Documents (including pursuant to a valid waiver or consent obtained in accordance with Section 10.1), to the extent all Liens required to be granted in such Collateral pursuant to Section 5.13 after giving effect to such transaction have been granted and such Collateral no longer secures and will not secure any Incremental Equivalent Debt, any Subordinated Indebtedness or any other Indebtedness of the Credit Parties or their Restricted Subsidiaries having an aggregate outstanding principal amount in excess of $5,000,000 (or any Permitted Refinancing of any of

139 6002802639.21 the foregoing), (ii) any Property subject to a Lien permitted hereunder of the types permitted under Section 6.1(h) or 6.1(i), in each case, to the extent the documentation governing such Permitted Lien requires such release or subordination, (iii) any Property owned by a Subsidiary that is released from its guaranty of the Obligations pursuant to Section 9.10(a), (iv) all of the Collateral and all Credit Parties, upon the occurrence of the Facility Termination Date and (v) any Property that constitutes Excluded Property; and (c) any Subsidiary of the Borrower from its guaranty of any Obligation, and any Lien on any Property of, or any Equity Interests issued by, such Subsidiary, if such Subsidiary is or becomes a Regulated Subsidiary (including where any consent, approval, authorization or non-objection of any Governmental Authority is or would be required for such Subsidiary to maintain such guaranty or for such Lien to be maintained), as certified by a Responsible Officer of the Borrower to the Administrative Agent (accompanied by a reasonably detailed explanation therefor); provided, that (i) the conditions set forth in clauses (A), (C) and (D) of the first proviso to clause (a) above shall apply to any release pursuant to this clause (c), (ii) after giving Pro Forma Effect to such release and the consummation of the transaction that causes such Person to become an Excluded Subsidiary, the Borrower is deemed to have made a new Investment in such Person for purposes of Section 6.4 (as if such Person were then newly acquired) in an amount equal to the portion of the fair market value of the net assets of such Person (determined without deduction for any Indebtedness or other liabilities owing to any Credit Party or any Affiliate thereof) attributable to the Borrower’s or any Restricted Subsidiary’s Equity Interests therein, as estimated by the Borrower in good faith, and such Investment is permitted pursuant to Section 6.4 and counts against the Non-Loan Party Investment Cap, (iii) such Subsidiary does not own or hold any Material Business Assets, Company Fund or GP Stakes and (iv) and a Responsible Officer of the Borrower certifies to the Administrative Agent compliance with preceding clauses (i), (ii) and (iii). Each Secured Party hereby directs Administrative Agent, and Administrative Agent hereby agrees, upon receipt of reasonable advance notice from the Borrower, to execute and deliver or file such documents and to perform other actions reasonably requested by the Borrower at the Borrower’s expense to release the guaranties and Liens when and as directed in this Section 9.10, subject at the request of the Administrative Agent to receipt of a certificate delivered by a Responsible Officer of the Borrower in form and substance reasonably satisfactory to the Administrative Agent. 9.11 Additional Secured Parties. The benefit of the provisions of the Loan Documents directly relating to the Collateral or any Lien granted thereunder shall extend to and be available to any Secured Party that is not a Lender party hereto as long as, by accepting such benefits, such Secured Party agrees, as among Administrative Agent and all other Secured Parties, that such Secured Party is bound by (and, if requested by Administrative Agent, shall confirm such agreement in a writing in form and substance acceptable to Administrative Agent) this Article IX, Section 2.10(c), Section 10.3, Section 10.9, Section 10.10, Section 10.11, Section 10.15, Section 10.16, Section 10.17, Section 10.20 and Section 11.1 and the decisions and actions of Administrative Agent and the Required Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders or other parties hereto) to the same extent a Lender is bound; provided, however, that, notwithstanding the foregoing, (a) such Secured Party shall be bound by Section 9.8 only to the extent of Liabilities, costs and expenses with respect to or otherwise relating to the Collateral held for the benefit of such Secured Party, in which case the obligations of such Secured Party thereunder shall not be limited by any concept of pro rata share or similar concept, (b) each of Administrative Agent and the Lenders party hereto shall be entitled to act at its sole discretion, without regard to the interest of such Secured Party, regardless of whether any Obligation to such Secured Party thereafter remains outstanding, is deprived of the benefit of the Collateral, becomes unsecured or is otherwise affected or put in jeopardy thereby, and without any duty or liability to such Secured Party or any such Obligation and (c) except as otherwise set forth herein, such Secured Party shall not have any right to be notified of, consent to, direct, require or be heard with respect to, any action taken or omitted in respect

140 6002802639.21 of the Collateral or under any Loan Document. The Administrative Agent (or an Affiliate designated by it) is authorized to hold the UK Security Interests for the benefit of the Secured Parties. 9.12 Lead Arrangers. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, no Lead Arranger shall have any duties or responsibilities, nor shall any Lead Arranger have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Lead Arranger. 9.13 Credit Bid. Each of the Lenders hereby irrevocably authorizes (and by entering into a Secured Rate Contract, each Secured Swap Provider hereby authorizes and shall be deemed to authorize) Administrative Agent, on behalf of all Secured Parties to take any of the following actions upon the instruction of the Required Lenders: (a) consent to the Asset Sale of all or any portion of the Collateral free and clear of the Liens securing the Obligations in connection with any Asset Sale pursuant to the applicable provisions of the Bankruptcy Code, including Section 363 thereof; (b) credit bid all or any portion of the Obligations, or purchase all or any portion of the Collateral (in each case, either directly or through one or more acquisition vehicles), in connection with any Asset Sale of all or any portion of the Collateral pursuant to the applicable provisions of the Bankruptcy Code, including under Section 363 thereof; (c) credit bid all or any portion of the Obligations, or purchase all or any portion of the Collateral (in each case, either directly or through one or more acquisition vehicles), in connection with any Asset Sale of all or any portion of the Collateral pursuant to the applicable provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC; (d) credit bid all or any portion of the Obligations, or purchase all or any portion of the Collateral (in each case, either directly or through one or more acquisition vehicles), in connection with any foreclosure or other Asset Sale conducted in accordance with applicable law following the occurrence of an Event of Default, including by power of sale, judicial action or otherwise; and/or (e) estimate the amount of any contingent or unliquidated Obligations of such Lender or other Secured Party; it being understood that no Lender shall be required to fund any amount (other than by means of offset) in connection with any purchase of all or any portion of the Collateral by Administrative Agent pursuant to the foregoing clauses (b), (c) or (d) without its prior written consent. Each Secured Party agrees that Administrative Agent is under no obligation to credit bid any part of the Obligations or to purchase or retain or acquire any portion of the Collateral; provided that, in connection with any credit bid or purchase described under clauses (b), (c) or (d) of the preceding paragraph, the Obligations owed to all of the Secured Parties (other than with respect to contingent or unliquidated liabilities as set forth in the next succeeding paragraph) may be, and shall be, credit bid by Administrative Agent on a ratable basis, in each instance, subject to the provisions of Section 2.10. With respect to each contingent or unliquidated claim that is an Obligation, Administrative Agent is hereby authorized, but is not required, to estimate the amount thereof for purposes of any credit bid or purchase described in the second preceding paragraph so long as the estimation of the amount or liquidation of such claim would not unduly delay the ability of Administrative Agent to credit bid the

141 6002802639.21 Obligations or purchase the Collateral in the relevant Asset Sale. In the event that Administrative Agent, in its sole and absolute discretion, elects not to estimate any such contingent or unliquidated claim or any such claim cannot be estimated without unduly delaying the ability of Administrative Agent to consummate any credit bid or purchase in accordance with the second preceding paragraph, then any contingent or unliquidated claims not so estimated shall be disregarded, shall not be credit bid, and shall not be entitled to any interest in the portion or the entirety of the Collateral purchased by means of such credit bid. Subject to the provisions of Section 2.10, each Secured Party whose Obligations are credit bid under clauses (a), (b), (c) or (d) of the third preceding paragraph shall be entitled to receive interests in the Collateral or any other asset acquired in connection with such credit bid (or in the Equity Interests of the acquisition vehicle or vehicles that are used to consummate such acquisition) on a ratable basis in accordance with the percentage obtained by dividing (x) the amount of the Obligations of such Secured Party that were credit bid in such credit bid or other Asset Sale, by (y) the aggregate amount of all Obligations that were credit bid in such credit bid or other Asset Sale. 9.14 Certain ERISA Matters. Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Lead Arranger and each of their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement. (ii) the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable so as to exempt from the prohibitions of ERISA Section 406 and Code Section 4975 such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such “Qualified Professional Asset Manager” made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

142 6002802639.21 (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) such Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Lead Arranger and each of their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that none of the Administrative Agent, the Lead Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). 9.15 Intercreditor Agreements. The Administrative Agent is hereby authorized to enter into any Applicable Intercreditor Agreement to the extent contemplated by the terms hereof, and the parties hereto acknowledge that such Applicable Intercreditor Agreement is binding upon them. Each Lender and other Secured Party (a) hereby agrees that it will be bound by and will take no actions contrary to the provisions of the Applicable Intercreditor Agreement and (b) hereby authorizes the Administrative Agent to enter into any Applicable Intercreditor Agreement and to subject the Liens on the Collateral securing the Obligations to the provisions thereof. In addition, each Lender hereby authorizes the Administrative Agent to enter into (i) any amendments to any Applicable Intercreditor Agreement and (ii) any other intercreditor arrangements, in the case of clauses (i) and (ii) to the extent required to give effect to the establishment of intercreditor rights and privileges as contemplated and required by Section 6.1 of this Agreement. Each Lender acknowledges and agrees that the Administrative Agent (or one or more of its respective Affiliates) may (but is not obligated to) act as the “Senior Representative” or like term for the holders of any other Indebtedness secured by Property under the security agreements with respect thereto and/or under any Applicable Intercreditor Agreement. Each Lender waives any conflict of interest, now contemplated or arising hereafter, in connection therewith and agrees not to assert against the Administrative Agent or any of their Affiliates any claims, causes of action, damages or liabilities of whatever kind or nature relating thereto, except to the extent the liability of the Administrative Agent is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from its own gross negligence or willful misconduct. In the event of any conflict between this Agreement and any Applicable Intercreditor Agreement, the provisions of such Applicable Intercreditor Agreement shall govern and control. Any Applicable Intercreditor Agreement may include customary provisions governed by English law or other applicable local law with respect to UK Security Interests or other non-U.S. security interests, including customary turnover, release, enforcement, ranking, priority, qualifying floating charge, administration, appointment and related rights and remedies. Erroneous Payments. (a) Each Lender hereby agrees that (i) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Lender (whether or not known to such Lender) (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Lender shall promptly, but in no event later than one (1) Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect and (ii) to the extent permitted by

143 6002802639.21 applicable law, such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments received, including, without limitation, waiver of any defense based on “discharge for value” or any similar theory or doctrine. A notice of the Administrative Agent to any Lender under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Lender hereby further agrees that if it receives a payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent, (y) that was not preceded or accompanied by notice of payment, or (z) that such Lender otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each case, if an error has been made each such Lender is deemed to have knowledge of such error at the time of receipt of such Erroneous Payment, and to the extent permitted by applicable law, such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar theory or doctrine. Each Lender agrees that, in each such case, it shall promptly (and, in all events, within one Business Day of its knowledge (or deemed knowledge) of such error) notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (c) The Borrower and each other Credit Party hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Erroneous Payment (or portion thereof) for any reason (and without limiting the Administrative Agent’s rights and remedies under this Section 9.16), the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Credit Party; provided, that notwithstanding anything to the contrary, this Section 9.16 shall not in any way increase the Obligations owed by the Borrower or any Credit Party under the Loan Documents. (d) In addition to any rights and remedies of the Administrative Agent provided by law, Administrative Agent shall have the right, without prior notice to any Lender, any such notice being expressly waived by such Lender to the extent permitted by applicable law, with respect to any Erroneous Payment for which a demand has been made in accordance with this Section 9.16 and which has not been returned to the Administrative Agent, to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final but excluding trust accounts), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Administrative Agent or any of its Affiliate, branch or agency thereof to or for the credit or the account of such Lender. Administrative Agent agrees promptly to notify the Lender after any such setoff and application made by Administrative Agent; provided, that the failure to give such notice shall not affect the validity of such setoff and application.

144 6002802639.21 (e) Each party’s obligations under this Section 9.16 shall survive the resignation or replacement of the Administrative Agent, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. 9.16 German Parallel Debt. (a) Each Credit Party irrevocably and unconditionally undertakes to pay to the Administrative Agent, as creditor in its own right and not as representative of the other Secured Parties, amounts equal to, and in the currency of, any amounts owing from time to time by that Credit Party to any Secured Party under any Loan Document, excluding its Parallel Debt (its “Corresponding Debt”), as and when those amounts are due (such Credit Party’s payment and undertaking pursuant to this paragraph (a), its “Parallel Debt”). (b) Each Credit Party and the Administrative Agent acknowledge that the Parallel Debt of each Credit Party is several and is separate and independent from, and shall not in any way limit or affect, the Corresponding Debt of that Credit Party nor shall the amounts for which each Credit Party is liable its Parallel Debt be limited or affected in any way by its Corresponding Debt, provided that notwithstanding any other provision of this Agreement or the Loan Documents: (i) the Parallel Debt of each Credit Party shall be automatically decreased and discharged to the extent that its Corresponding Debt has been irrevocably paid or (in the case of guarantee obligations) discharged; (ii) the Corresponding Debt of each Credit Party shall be automatically decreased and discharged to the extent that its Parallel Debt has been irrevocably paid or (in the case of guarantee obligations) discharged; (iii) the amount of the Parallel Debt of a Credit Party shall at all times be equal to the amount of its Corresponding Debt; (iv) the aggregate amount outstanding owed by the Credit Parties under the Loan Documents (including under this Section 9.16) at any time shall not exceed the amount of the Corresponding Debt at that time; and (v) the Parallel Debt shall remain effective notwithstanding any transfer or assumption of any of the relevant Corresponding Debt in whole or in part to or by, respectively, any third party, irrespective of whether any such transfer or assumption is effected by way of assignment, assignment and transfer, assumption of contract, novation or otherwise. (c) For the purposes of this Section 9.16, the Administrative Agent acts in its own name and not as an agent, representative or a trustee, and its claims in respect of the Parallel Debt shall not be held on trust. The Administrative Agent shall have its own independent right to demand payment of the amounts payable by each Credit Party under this Section 9.16. The Liens granted under the Security Documents to the Administrative Agent to secure the Parallel Debt is granted to the Security Agent in its capacity as creditor of the Parallel Debt and shall not be held on trust. (d) All moneys received or recovered by the Administrative Agent pursuant to this Section 9.16, and all amounts received or recovered by the Administrative Agent from or by the enforcement of any Lien granted to secure the Parallel Debt, shall be applied in accordance with the Loan Documents.

145 6002802639.21 (e) Without limiting or affecting the Administrative Agent’s rights against the Credit Parties (whether under this Section 9.16 or under any other provision of any Loan Document), each Credit Party acknowledges that: (i) nothing in this Section 9.16 shall impose any obligation on the Administrative Agent to advance any sum to any Credit Party or otherwise under any Loan Document, except, if applicable, in its capacity as a Secured Party; and (ii) for the purpose of any vote taken under any Loan Document, the Administrative Agent shall not be regarded as having any participation or commitment other than, if applicable, those which it has in its capacity as a Secured Party. 9.17 German Security Documents (a) The Administrative Agent shall: (i) hold, administer and (subject to the same having become enforceable and to the terms of this Agreement and/or any other Loan Document) realise any such German Security which is transferred or assigned (Sicherungseigentum/Sicherungsabtretung) or otherwise granted under a non-accessory security right (nicht-akzessorische Sicherheit) to it in its own name as trustee (treuhänderisch) for the benefit of the Secured Parties; and (ii) administer and (subject to the same having become enforceable and to the terms of this Agreement) realise in its own name any German Security Interest which is granted to it by way of pledge or other accessory instruments (akzessorische Sicherheit) with regard to its own Obligations, including, but not limited to, its rights under Section 9.16 (German Parallel Debt). (b) It is hereby agreed that, in relation to any jurisdiction the courts of which would not recognise or give effect to the trust expressed to be created by paragraph (a) above, the relationship of the Secured Parties to the Administrative Agent in relation to any German Security shall be construed as one of principal and agent but, to the extent permissible under the laws of such jurisdiction, all the other provisions of this Section 9.17 shall have full force and effect between the parties to this Agreement. (c) Each Secured Party which becomes a party to this Agreement ratifies and approves all acts and declarations previously done by the Administrative Agent on such Secured Party's behalf in relation to the creation of any pledge (Pfandrecht) on behalf and for the benefit of any Secured Party in respect of the German Security Interest. (d) Each Secured Party (other than the Administrative Agent) hereby authorises and grants power of attorney to the Administrative lateral Agent to: (i) accept as its representative (Stellvertreter) any pledge or other creation of any accessory security right granted in favour of such Secured Party in relation to the Loan Documents and to act and execute on its behalf as its representative (Stellvertreter), subject to the terms of the Loan Documents, amendments or releases of, accessions, waivers and alterations to, and to carry out similar dealings with regard to any German Security Interest which creates a pledge or any other accessory security right; (ii) act on its behalf and in its name in connection with the preparation, execution and delivery of the German Security Interest and the perfection and monitoring of the German Security Interest;

146 6002802639.21 (iii) execute on behalf of itself and each other Party where relevant without the need for any further referral to, or authority from, any other person all necessary releases or confirmations of any German Security Interest in relation to the disposal of any asset which is permitted under the German Security Interest or consented or agreed upon in accordance with the Loan Documents; (iv) realize such German Security Interest, subject to the provisions of the Loan Documents; and (v) make all statements necessary or appropriate in connection with the foregoing paragraphs. (e) Each of the Secured Parties hereby authorises the Administrative Agent to (sub-)delegate any powers granted to it under this Section 9.17 to any attorney it may elect in its discretion and to grant powers of attorney to any such attorney (including the exemption from self-dealing and multi-representation (in particular from the restrictions of section 181 BGB (in each case to the extent legally possible). A Secured Party which is excluded from granting such exemption for legal reasons shall notify the Administrative Agent accordingly. ARTICLE X MISCELLANEOUS 10.1 Amendments and Waivers. (a) Amendments Generally. Subject to the provisions of Sections 10.1(f), (g), (h) and (i) hereof, no amendment or waiver of, or supplement or other modification (which shall include any direction to Administrative Agent pursuant to any Loan Document) to, any Loan Document (other than the Fee Letter) or any provision thereof, and no consent with respect to any departure by any Credit Party from any Loan Document, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Administrative Agent with the consent of the Required Lenders) and the Borrower, and then such waiver or consent to departure shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, supplement (including any additional Loan Document) or consent shall, unless in writing and signed by all the Lenders directly and adversely affected thereby (or by Administrative Agent with the consent of all the Lenders directly and adversely affected thereby) (but without requiring the consent of the Required Lenders) and the Borrower, do any of the following: (i) increase, reinstate or extend the Commitment of such Lender (or reinstate any Commitment terminated pursuant to Section 8.2(a)); provided, that only the Lender or Lenders subject to such increase, reinstatement or extension shall be deemed directly and adversely affected thereby; (ii) postpone or delay any date fixed for, or reduce or waive, any scheduled installment of principal or any payment of interest, fees or other amounts (other than principal) due to such Lenders hereunder or under any other Loan Document (for the avoidance of doubt, mandatory prepayments pursuant to Section 2.8 (other than scheduled installments under Section 2.8(a)) may be postponed, delayed, reduced, waived or modified with the consent of Required Lenders and a prior acceleration of the Obligations may be rescinded with the consent of the Required Lenders);

147 6002802639.21 (iii) reduce the principal of, or the rate of interest specified herein (it being agreed that waiver of the default interest margin shall only require the consent of Required Lenders), any call premium, prepayment premium, make-whole or exit fee, or the amount of interest payable in cash specified herein on any Loan, or of any fees or other amounts payable hereunder or under any other Loan Document in each case due to such Lender; (iv) (A) change or have the effect of changing the priority, order of application or pro rata treatment of any payments (including voluntary and mandatory prepayments), distributions, Liens, proceeds of Collateral or reductions in Commitments or (B) advance the date fixed for, or increase, any scheduled installment of principal due to any of the Lenders under any Loan Document; (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which shall be required for the Lenders or any of them to take any action hereunder; (vi) amend, modify or waive (or consent to any departure from) any provision of this Section 10.1 or the definition of Required Lenders or any provision providing for consent or other action by all Lenders or all affected Lenders or all Lenders or all affected Lenders of any Class; provided that no amendment, joinder, waiver, consent or similar modification hereunder or under any Loan Document undertaken principally to cause KLIM or Diameter, as applicable, to cease to constitute a Required Lender shall be permitted without the prior written consent of the KLIM Lenders or Diameter, as applicable; (vii) discharge or release (or have the effect of discharging or releasing) any Credit Party from its respective Obligations under the Loan Documents (other than in connection with the release of any Credit Party pursuant to a transaction expressly permitted hereunder or otherwise consented to by the Required Lenders), or release all or substantially all of the value of the Guarantees, or release all or substantially all of the Collateral, except as otherwise may be provided in this Agreement or the other Loan Documents as of the Closing Date (it being understood that Section 9.10(c) shall not constitute any such exception for purposes of this clause (vii)); (viii) amend, modify or waive (or consent to any departure from) any provision in Section 2.10(c); (ix) subordinate, or have the effect of subordinating (whether in right of payment, lien priority or otherwise and whether by contract, structurally or otherwise, including by entry into any intercreditor or subordination agreement or similar arrangement), (x) the Liens securing any of the Obligations on all or substantially all of the Collateral to the Liens securing any other Indebtedness or other obligations or (y) any of the Obligations in contractual right of payment to any other Indebtedness or other obligations, except as otherwise expressly permitted by this Agreement as in effect on the Closing Date; (x) amend, modify or waive (or consent to any departure from) any provision of Section 10.9 that would make assignments or transfers by any Lender more restrictive or amend the definition of “Eligible Assignee” or “Disqualified Institution” in a manner adverse to any Lender; or (xi) amend, modify or waive (or consent to any departure from) the ROFR Provisions or Section 2.1(e) (or any component definition thereof);

148 6002802639.21 it being agreed that (X) all Lenders shall be deemed to be directly and adversely affected by an amendment, waiver, consent, supplement or modification described in the preceding clauses (iv)(A), (v), (vi), (vii), (viii), (ix), (x) and (xi), (Y) notwithstanding the preceding clause (X), only those Lenders that have not been provided a reasonable opportunity, as determined in the good faith judgment of Administrative Agent, to receive the -most favorable treatment under or in connection with the applicable amendment, waiver or supplement described in the preceding clause (iv) (other than the right to receive customary administrative agency, arranging, underwriting and other similar fees) that is provided to any other Person, including the opportunity to participate on a pro rata basis on the same terms in any new loans or other Indebtedness permitted to be issued as a result of such amendment, waiver or supplement, shall be deemed to be directly and adversely affected by such amendment, waiver or supplement and (Z) notwithstanding anything to the contrary in this Section 10.1 or any other Loan Document, no amendment, waiver, supplement, consent or other modification of any provision of this Agreement or any other Loan Document that provides the KLIM Representative with any consent right, approval right, consultation right, notice right, designation right or other similar right shall be effective without the prior written consent of the KLIM Lenders. (b) Administrative Agent. No amendment, waiver or consent shall, unless in writing and signed by Administrative Agent, in addition to the Required Lenders or all Lenders directly affected thereby or all the Lenders, as the case may be (or by Administrative Agent with the consent of the Required Lenders or all the Lenders directly affected thereby (subject to Section 9.1(d)(iii))), affect the rights or duties of Administrative Agent under this Agreement or any other Loan Document. No amendment, modification or waiver of this Agreement or any Loan Document altering the ratable treatment of Obligations arising under Secured Rate Contracts resulting in such Obligations being junior in right of payment to principal on the Term Loans or resulting in Obligations owing to any Secured Swap Provider becoming unsecured (other than releases of Liens applicable to all Lenders permitted in accordance with the terms hereof), in each case in a manner adverse to any Secured Swap Provider, shall be effective without the written consent of such Secured Swap Provider. (c) [Reserved]. (d) [Reserved]. (e) Additional Credit Facilities. This Agreement may be amended with the written consent of Administrative Agent, the KLIM Representative, the Borrower and the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) to (i) add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the outstanding principal and accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and Revolving Loans and the accrued interest and fees in respect thereof and (ii) include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders. (f) Schedules; Corrections; Liens; Incrementals. Notwithstanding anything to the contrary contained in this Section 10.1, (i) the Borrower may amend Schedule 4.19 upon notice to Administrative Agent, (ii) the Administrative Agent may amend Schedules 2.1(a) and 2.1(b) to reflect Incremental Facilities and Assignments entered into pursuant to Section 10.9 in manner otehrwise permitted by this Agreement, (iii) the Administrative Agent and the Borrower may amend or modify this Agreement and any other Loan Document (including any schedules thereto) to (1) cure any ambiguity, omission, defect or inconsistency therein, (2) grant a new Lien for the benefit of the Secured Parties, extend an existing Lien over additional Property for the benefit of the Secured Parties or join additional Persons as Credit Parties, and (3) add one or more Incremental Facilities to this Agreement pursuant to Section 2.1(e) and to permit the extensions of credit from time to time outstanding pursuant to Section 2.1(e) and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents

149 6002802639.21 with the Term Loans and the Revolving Loans and the accrued interest and fees in respect thereof and to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders subject to the terms of such definition; and (iv) in connection with an amendment in which any Class of Term Loans or Class of Revolving Loan Commitments (or outstandings thereunder) is refinanced with a replacement Class of Term Loans or Revolving Loan Commitments (or outstandings thereunder), as applicable, bearing (or is modified in such a manner such that the resulting Term Loans or Revolving Loan Commitments (or outstandings thereunder) bear) a lower All-In Yield and other customary amendments related thereto (a “Permitted Repricing Amendment”), only the consent of each of the Lenders holding the Term Loans or Revolving Loan Commitments (or outstandings thereunder) subject to such permitted repricing transaction that will continue as a Lender in respect of the modified Term Loans or Revolving Loan Commitments (or outstandings thereunder) shall be required for such Permitted Repricing Amendment provided such Indebtedness is otherwise permitted by Section 6.5, provided further that any such Indebtedness shall constitute ROFR Debt and be subject to, and comply in all respects with, the ROFR Provisions. (g) Extensions. Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the Borrower to all Lenders holding Term Loans with a like maturity date or all Revolving Lenders having Revolving Loan Commitments with a like commitment termination date, in each case on a pro rata basis (based on the aggregate outstanding principal amount of such respective Term Loans or amounts of Revolving Loan Commitments) and on the same terms to each such Lender, the Borrower is hereby permitted to consummate from time to time transactions with individual Lenders that accept the terms contained in any such Extension Offers to extend the maturity date and/or commitment termination of each such Lender’s Term Loans and/or Revolving Loan Commitments, and, subject to the terms hereof, otherwise modify the terms of such Term Loans and/or Revolving Loan Commitments pursuant to the terms of the relevant Extension Offer (including by increasing the interest rate and/or fees payable in respect of such Term Loans and/or Revolving Loan Commitments (and related outstandings) and/or modifying the amortization schedule in respect of such Lender’s Term Loans) (each, an “Extension”; and each group of Term Loans or Revolving Loan Commitments, as applicable, in each case as so extended, as well as the original Term Loans and the original Revolving Loan Commitments (in each case not so extended), being a separate Class), so long as the following terms are satisfied: (i) no Default or Event of Default shall have occurred and be continuing at the time the applicable Extension Offer is delivered to the Lenders; (ii) except as to final commitment termination date (which shall be determined by the Borrower and set forth in the relevant Extension Offer, subject to acceptance by the Extended Revolving Lenders), the Revolving Loan Commitment of any Revolving Lender that agrees to an Extension with respect to such Revolving Loan Commitment (an “Extended Revolving Lender”) extended pursuant to an Extension (an “Extended Revolving Loan Commitment” and the Loans thereunder, “Extended Revolving Loans”) and the related outstandings shall be a Revolving Loan Commitment (or related outstandings, as the case may be) with terms substantially similar to or (taken as a whole) no more favorable than, the original Revolving Loan Commitments (and related outstandings) (except for covenants or other provisions contained therein applicable only to periods after the then Latest Maturity Date); provided that (1) the borrowing and payments (except for (A) payments of interest and/or fees at different rates on Extended Revolving Loan Commitments (and related outstandings), (B) repayments required upon the commitment termination date of the non-extended Class of Revolving Loan Commitments and (C) repayment made in connection with a permanent repayment and termination of commitments) of Revolving Loans with respect to Extended Revolving Loan Commitments after the applicable Extension date shall be made on a pro rata basis with all other Revolving Loan Commitments, (2) [reserved], (3) [reserved], (4) the

150 6002802639.21 permanent repayment of Revolving Loans with respect to, and termination of, Extended Revolving Loan Commitments after the applicable Extension date shall be made on a pro rata basis with all other Revolving Loan Commitments, except that the Borrower shall be permitted to repay permanently and terminate commitments of any such Class on a better than pro rata basis as compared to any other Class with a later commitment termination date than such Class, (5) assignments and participations of Extended Revolving Loan Commitments and related Revolving Loans shall be governed by the same assignment and participation provisions applicable to the other Classes of Revolving Loan Commitments and Revolving Loans and (6) at no time shall there be Revolving Loan Commitments hereunder (including Extended Revolving Loan Commitments and any original Revolving Loan Commitments) which have more than two (2) different maturity dates; (iii) except as to interest rates, fees, amortization, final maturity date, premium, required prepayment dates and participation in prepayments (which shall, subject to immediately succeeding clauses (iv), (v) and (vi), be determined by the Borrower and set forth in the relevant Extension Offer, subject to acceptance by the Extending Term Lenders), the Term Loans of any Term Lender that agrees to an Extension (such commitment, an “Extended Term Loan Commitment”) with respect to such Term Loans owed to it (an “Extending Term Lender”) extended pursuant to any Extension (“Extended Term Loans”) shall have terms substantially similar to or (taken as a whole) no more favorable than the Class of Term Loans subject to such Extension Offer (except for covenants or other provisions contained therein applicable only to periods after the then Latest Maturity Date); (iv) the final maturity date of any Extended Term Loans shall be no earlier than the Latest Maturity Date of the Term Loans extended thereby and the amortization schedule applicable to Loans pursuant to Section 2.8(a) for periods prior to the original maturity date of the Term Loans shall not be increased; (v) the Weighted Average Life to Maturity of any Extended Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of the Term Loans extended thereby; (vi) any Extended Term Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than pro rata basis) with non-extended Classes of Term Loans in any voluntary or mandatory prepayments hereunder, in each case as specified in the respective Extension Offer; and (vii) if the aggregate principal amount of Term Loans (calculated on the outstanding principal amount thereof) and/or Revolving Loan Commitments, as the case may be, in respect of which Term Lenders or Revolving Lenders, as applicable, shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Term Loans or Revolving Loan Commitments, as the case may be, offered to be extended by the Borrower pursuant to such Extension Offer, then the Term Loans and/or Revolving Loans of such Term Lenders or Revolving Lenders, as applicable, shall be extended ratably up to such maximum amount based on the respective principal or commitment amounts with respect to which such Term Lenders and/or Revolving Lenders, as the case may be, have accepted such Extension Offer. With respect to all Extensions consummated by the Borrower pursuant to this Section, (i) such Extensions shall not constitute voluntary or mandatory payments or prepayments for purposes of Sections 2.7 or 2.8 and (ii) no Extension Offer is required to be in any minimum amount or any minimum increment; provided that the Borrower may at its election specify as a condition to consummating any such Extension that a minimum amount (to be determined and specified in the

151 6002802639.21 relevant Extension Offer in the Borrower’s sole discretion and may be waived by the Borrower) of Term Loans or Revolving Loan Commitments (as applicable) of any or all applicable Classes be tendered. The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this Section (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended Term Loans and/or Extended Revolving Loan Commitments on the terms as may be set forth in the relevant Extension Offer) and hereby waive the requirements of any provision of this Agreement or any other Loan Document that may otherwise prohibit or conflict with any such Extension or any other transaction contemplated by this Section. Any Lender that does not respond to an Extension Offer by the applicable due date shall be deemed to have rejected such Extension Offer. No consent of the Administrative Agent or any Lender shall be required to effectuate any Extension, other than the consent of each Lender agreeing to such Extension with respect to one or more of its Term Loans and/or Revolving Loan Commitments (or a portion thereof). All Extended Term Loans, Extended Revolving Loan Commitments and all obligations in respect thereof shall be Obligations under this Agreement and the other Loan Documents and shall be pari passu in right of payment and security to the Obligations. The Lenders hereby irrevocably authorize the Administrative Agent to enter into amendments to this Agreement and the other Loan Documents with the Borrower (on behalf of all Credit Parties) as may be necessary in order to establish new Classes or sub-Classes in respect of Revolving Loan Commitments or Term Loans so extended and such technical amendments as may be necessary in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new Classes or sub-Classes, in each case on terms consistent with this Section. Moreover, such Extended Term Loans shall not be guaranteed by any Person that has not guaranteed the existing Term Loans and shall not be secured by assets other than Collateral. In connection with any Extension, the Borrower shall provide the Administrative Agent at least five (5) Business Days (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures (including regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the credit facilities hereunder after such Extension), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 10.1(g). (h) Certain other Loan Documents. The Fee Letter, any Applicable Intercreditor Agreement, letter of credit reimbursement, subordination agreements or similar agreement may be amended as provided therein and if not provided therein, by each of the parties thereto, provided that no amendments or modification or waivers shall be permitted in respect of any Applicable Intercreditor Agreement or any subordination agreements as contemplated by this Agreement unless consented to in writing by the KLIM Representative. (i) DDTL. No amendment or waiver shall, unless signed by Administrative Agent and each DDTL Lender directly affected thereby (or by Administrative Agent with the consent of each DDTL Lender directly affected thereby (subject to Section 9.1(d)(iii)) and the Borrower): (i) amend or waive compliance with the conditions precedent to the obligations of Lenders to make any DDTL in Section 3.3; (ii) waive any Default or Event of Default for the purpose of satisfying the conditions precedent to the obligations of Lenders to make any DDTL in Section 3.3; (iii) amend or waive any DDTL use of proceeds restriction or the DDTL leverage condition; or (iv) amend or waive this Section 10.1(i) or the definitions of the terms used in this Section 10.1(i) insofar as the definitions affect the substance of this Section 10.1(i). 10.2 Notices.

152 6002802639.21 (a) Addresses. All notices and other communications required or expressly authorized to be made by this Agreement shall be given in writing, unless otherwise expressly specified herein, and (i) addressed to the address set forth on Schedule 10.2 hereto, (ii) posted to Syndtrak® (to the extent such system is available and set up by or at the direction of Administrative Agent prior to posting) in an appropriate location by uploading such notice, demand, request, direction or other communication to www.syndtrak.com or using such other means of posting to Syndtrak® as may be available and reasonably acceptable to Administrative Agent prior to such posting, (iii) posted to any other E-System approved by or set up by or at the direction of Administrative Agent or (iv) addressed to such other address as shall be notified in writing (A) in the case of the Borrower and the Administrative Agent, to the other parties hereto and (B) in the case of all other parties, to the Borrower and Administrative Agent. Transmissions made by electronic mail to Administrative Agent shall be effective only (x) for notices where such transmission is specifically authorized by this Agreement, (y) if such transmission is delivered in compliance with procedures of Administrative Agent applicable at the time and previously communicated to the Borrower, and (z) if receipt of such transmission is acknowledged by Administrative Agent. (b) Effectiveness. (i) All communications described in clause (a) above and all other notices, demands, requests and other communications made in connection with this Agreement shall be effective and be deemed to have been received (i) if delivered by hand, upon personal delivery, (ii) if delivered by overnight courier service, one (1) Business Day after delivery to such courier service, (iii) if delivered by mail, three (3) Business Days after deposit in the mail, (iv) if delivered by facsimile (other than to post to an E-System pursuant to clause (a)(ii) or (a)(iii) above), upon sender’s receipt of confirmation of proper transmission, and (v) if delivered by posting to any E-System, on the later of the Business Day of such posting and the Business Day access to such posting is given to the recipient thereof in accordance with the standard procedures applicable to such E-System; provided, however, that no communications to the Administrative Agent pursuant to Article II shall be effective until received by the Administrative Agent. (ii) The posting, completion and/or submission by any Credit Party of any communication pursuant to an E-System shall constitute a representation and warranty by the Credit Parties that any representation, warranty, certification or other similar statement required by the Loan Documents to be provided, given or made by a Credit Party in connection with any such communication is true, correct and complete except as expressly noted in such communication or E-System. (c) Each Lender shall notify Administrative Agent in writing of any changes in the address to which notices to such Lender should be directed, of addresses of its Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as Administrative Agent shall reasonably request. (d) Each Revolving Lender shall notify the Administrative Agent in writing of any changes in the address to which notices to such Revolving Lender should be directed, of addresses of its Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Administrative Agent shall reasonably request. 10.3 Electronic Transmissions. (a) Authorization. Subject to the provisions of Section 10.2(a), the Administrative Agent, each of the Lenders, each Credit Party and each of their Related Persons, is authorized (but not required) to transmit, post or otherwise make or communicate, in its sole discretion, Electronic Transmissions in

153 6002802639.21 connection with any Loan Document and the transactions contemplated therein. Each Credit Party and each Secured Party hereto acknowledges and agrees that the use of Electronic Transmissions is not necessarily secure and that there are risks associated with such use, including risks of interception, disclosure and abuse and each indicates it assumes and accepts such risks by hereby authorizing the transmission of Electronic Transmissions. (b) Signatures. Subject to the provisions of Section 10.2(a), (i)(A) no posting to any E-System shall be denied legal effect merely because it is made electronically, (B) each E-Signature on any such posting shall be deemed sufficient to satisfy any requirement for a “signature” and (C) each such posting shall be deemed sufficient to satisfy any requirement for a “writing”, in each case including pursuant to any Loan Document, any applicable provision of any UCC, the federal Uniform Electronic Transactions Act, the Electronic Signatures in Global and National Commerce Act and any substantive or procedural Requirement of Law governing such subject matter, (ii) each such posting that is not readily capable of bearing either a signature or a reproduction of a signature may be signed, and shall be deemed signed, by attaching to, or logically associating with such posting, an E-Signature, upon which the Administrative Agent, each other Secured Party and each Credit Party may rely and assume the authenticity thereof, (iii) each such posting containing a signature, a reproduction of a signature or an E-Signature shall, for all intents and purposes, have the same effect and weight as a signed paper original and (iv) each party hereto or beneficiary hereto agrees not to contest the validity or enforceability of any posting on any E-System or E- Signature on any such posting under the provisions of any applicable Requirement of Law requiring certain documents to be in writing or signed; provided, however, that nothing herein shall limit such party’s or beneficiary’s right to contest whether any posting to any E-System or any E-Signature has been altered after transmission. (c) Separate Agreements. All uses of an E-System shall be governed by and subject to, in addition to Section 10.2 and this Section 10.3, the separate terms, conditions and privacy policy posted or referenced in such E-System (or such terms, conditions and privacy policy as may be updated from time to time, including on such E-System) and related Contractual Obligations executed by the Administrative Agent and Credit Parties in connection with the use of such E-System. (d) LIMITATION OF LIABILITY. ALL E-SYSTEMS AND ELECTRONIC TRANSMISSIONS SHALL BE PROVIDED “AS IS” AND “AS AVAILABLE”. NONE OF THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY OF THEIR RELATED PERSONS WARRANTS THE ACCURACY, ADEQUACY OR COMPLETENESS OF ANY E-SYSTEMS OR ELECTRONIC TRANSMISSION AND DISCLAIMS ALL LIABILITY FOR ERRORS OR OMISSIONS THEREIN. NO WARRANTY OF ANY KIND IS MADE BY THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY OF THEIR RELATED PERSONS IN CONNECTION WITH ANY E-SYSTEMS OR ELECTRONIC COMMUNICATION, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD-PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS. The Borrower, each other Credit Party executing this Agreement and each Secured Party agrees that the Administrative Agent have no responsibility for maintaining or providing any equipment, software, services or any testing required in connection with any Electronic Transmission or otherwise required for any E-System. 10.4 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. No course of dealing between any Credit Party, any Affiliate of any Credit Party, the Administrative Agent or any Lender shall be effective to amend, modify or discharge any provision of this Agreement or any of the other Loan Documents.

154 6002802639.21 10.5 Costs and Expenses. Any action taken by any Credit Party under or with respect to any Loan Document, even if required under any Loan Document or at the request of the Administrative Agent, the KLIM Representative or Required Lenders, shall be at the expense of such Credit Party, and neither the Administrative Agent, the KLIM Representative nor any other Secured Party shall be required under any Loan Document to reimburse any Credit Party or any Subsidiary of any Credit Party therefor except as expressly provided therein. In addition, the Borrower agrees to pay or reimburse within thirty (30) days after receipt of a reasonably detailed written demand (a) the Administrative Agent and the KLIM Representative for all reasonable and documented out-of-pocket costs and expenses incurred by it or any of its Related Persons in connection with the investigation, development, preparation, negotiation, syndication, execution, interpretation or administration of, any modification of any term of or termination of, any Loan Document, any commitment or proposal letter therefor, any other document prepared in connection therewith or the consummation and administration of any transaction contemplated therein, in each case including Attorney Costs of the Administrative Agent and the KLIM Representative, syndication, distribution, background checks and similar expenses, to the extent permitted hereunder, (b) subject to the limitations of Section 5.9, the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses incurred by it or any of its Related Persons in connection with internal audit reviews, field examinations and Collateral examinations (which shall be reimbursed, in addition to the reasonable and documented out-of-pocket costs and expenses of such examiners, at the per diem rate per individual charged by the Administrative Agent for its examiners), (c) each of the Administrative Agent, (solely with respect to the matters described in clauses (ii), (iii) and (iv) of this clause (c)) the KLIM Representative and their respective Related Persons for all reasonable and documented out-of-pocket costs and expenses (including Attorney Costs) incurred in connection with (i) the creation, perfection and maintenance of the perfection of the Administrative Agent’s Liens upon the Collateral, including Lien search, filing and recording fees, (ii) any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work- out” in any insolvency or bankruptcy proceeding or otherwise and whether or not consummated, (iii) the enforcement or preservation of any right or remedy under any Loan Document, any Obligation, with respect to the Collateral or any other related right or remedy or any attempt to inspect, verify, protect, insure, collect, sell, liquidate or otherwise dispose of any Collateral or (iv) the commencement, defense, conduct of, intervention in, or the taking of any other action (including preparation for and/or response to any subpoena or request for document production relating thereto) with respect to any proceeding (including any bankruptcy or insolvency proceeding) related to any Credit Party, any Subsidiary of any Credit Party, any Loan Document, any Obligation or any Transaction, including Attorney Costs, (d) the cost of purchasing insurance that the Credit Parties fail to obtain as required by the Loan Documents and (e) Attorney Costs, on behalf of all Lenders (other than the Administrative Agent and the KLIM Representative) incurred in connection with any of the matters referred to in clause (c) above. The foregoing notwithstanding (i) the Borrower’s obligation to reimburse Diameter and the KLIM Lenders for fees and costs incurred prior to the Closing Date shall be subject to the Expense Reimbursement Letter dated as of August 4, 2026 among the Borrower, Diameter Capital Partners LP and Kennedy Lewis Investment Management and (ii) so long as no Event of Default has occurred and is continuing, the Borrower’s obligation to reimburse the KLIM Lenders for the fees and costs of its counsel after the Closing Date shall not exceed $50,000 in any trailing four consecutive fiscal quarter period. 10.6 Indemnity. (a) Each Credit Party agrees to indemnify, hold harmless and defend the Administrative Agent, each Lead Arranger, each Lender and each of their respective Related Persons (each such Person being an “Indemnitee”) from and against all Liabilities (including Attorneys’ Costs) that may be imposed on, incurred by or asserted against any such Indemnitee (whether brought by a Credit Party, an Affiliate of a Credit Party or any other Person) in any matter relating to or arising out of, in connection with or as a result of (i) any Loan Document, any Related Agreement, any Obligation (or the repayment thereof), the use or intended use of the proceeds of any Loan or any securities filing of, or with respect to, any Credit Party, (ii)

155 6002802639.21 any commitment letter, proposal letter or term sheet with any Person or any Contractual Obligation, arrangement or understanding with any broker, finder or consultant, in each case entered into by or on behalf of any Target, any Credit Party or any Affiliate of any of them in connection with any of the foregoing and any Contractual Obligation entered into in connection with any E-Systems or other Electronic Transmissions, (iii) any actual or prospective investigation, litigation or other proceeding related to the foregoing clauses (i) and (ii) of this Section 10.6(a), whether or not brought by any such Indemnitee or any of its Related Persons, any holders of securities or creditors (and including Attorneys’ Costs in any case), whether or not any such Indemnitee, Related Person, holder or creditor is a party thereto, and whether or not based on any securities or commercial law or regulation or any other Requirement of Law or theory thereof, including common law, equity, contract, tort or otherwise or (iv) any other act, event or transaction related, contemplated in or attendant to any of the foregoing, whether or not consummated (collectively, the “Indemnified Matters”); provided, however, that no Credit Party shall have any liability under this Section 10.6 to any Indemnitee with respect to any Indemnified Matter, and no Indemnitee shall have any liability with respect to any Indemnified Matter other than (to the extent otherwise liable), (a) to the extent such liability has resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or any of its Related Indemnified Persons, as determined by a court of competent jurisdiction in a final non- appealable judgment or order, (b) a material breach by such Indemnitee or any of its Related Indemnified Persons of this Agreement or any other Loan Document or (c) a dispute solely among Indemnitees (other than any claim against an Indemnitee solely in its capacity as the Administrative Agent or a Lead Arranger or other similar role) unrelated to any disputes involving or against the Credit Parties. Furthermore, the Borrower and each other Credit Party executing this Agreement waives and agrees not to assert against any Indemnitee, and shall cause each other Credit Party to waive and not assert against any Indemnitee, any right of contribution with respect to any Liabilities that may be imposed on, incurred by or asserted against any Related Person. This Section 10.6(a) shall not apply with respect to Taxes other than any Taxes that represent Liabilities arising from any non-Tax claim. All amounts due under this Section 10.6(a) shall be payable within thirty (30) days after reasonably detailed written demand therefor. (b) Without limiting the foregoing, “Indemnified Matters” includes all Environmental Liabilities imposed on, incurred by or asserted against any Indemnitee, including those arising from, or otherwise involving, any Property of any Credit Party, including any actual, alleged or prospective damage to Property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such Property of any Credit Party or any Property on or contiguous to any Real Estate of any Credit Party, whether or not, with respect to any such Environmental Liabilities, any Indemnitee is a mortgagee pursuant to any leasehold mortgage, a mortgagee in possession, the successor- in-interest to any Credit Party through any foreclosure action, in each case except to the extent such Environmental Liabilities (i) (a) are incurred following foreclosure by Administrative Agent or following Administrative Agent or any Lender having become the successor-in-interest to any Credit Party or any Related Person of any Credit Party and (b) are attributable to acts of any Indemnitee or any of its Related Indemnified Persons or (ii) resulted from the gross negligence, willful misconduct, or bad faith of any Indemnitee or any of its Related Indemnified Persons or a material breach by any Indemnitee or any of its Related Indemnified Persons of this Agreement or any other Loan Document, as determined by a court of competent jurisdiction in a final non-appealable judgment or order. 10.7 Marshaling; Payments Set Aside. No Secured Party shall be under any obligation to marshal any Property in favor of any Credit Party or any other Person or against or in payment of any Obligation. To the extent that any Secured Party receives a payment from the Borrower, from any other Credit Party, from the proceeds of the Collateral, from the exercise of its rights of setoff, any enforcement action or otherwise, and such payment is subsequently, in whole or in part, invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens,

156 6002802639.21 rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not occurred. 10.8 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and registered assigns; provided that any assignment by any Lender shall be subject to the provisions of Section 10.9; provided, further, that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and each Lender. 10.9 Binding Effect; Assignments and Participations. (a) Binding Effect. This Agreement shall become effective when it shall have been executed by Ultimate Parent, each Holding Company, the Borrower, the other Credit Parties signatory hereto, Administrative Agent and when Administrative Agent shall have been notified by each Lender that such Lender has executed it. Thereafter, it shall be binding upon and inure to the benefit of, but only to the benefit of, Ultimate Parent, each Holding Company, the Borrower, the other Credit Parties hereto (in each case except for Article IX), Administrative Agent and each Lender receiving the benefits of the Loan Documents and, to the extent provided in Section 9.11, each other Secured Party and, in each case, their respective successors and permitted assigns. Except as expressly provided in any Loan Document (including in Section 9.9), none of Ultimate Parent, any other Holding Company, the Borrower, any other Credit Party or Administrative Agent shall have the right to assign any rights or obligations hereunder or any interest herein. (b) Right to Assign. Each Lender may sell, transfer, negotiate or assign (a "Sale") all or a portion of its rights and obligations hereunder (including all or a portion of its Commitments and its rights and obligations with respect to Loans) to (i) any existing Lender (other than a Defaulting Lender) or any Affiliate or Approved Fund of any existing Lender (other than a natural Person or a Defaulting Lender); (ii) [reserved]; or (iii) any other Person (other than a natural Person, a Defaulting Lender or any Credit Party or any Credit Party's Affiliates or Subsidiaries) that is an "accredited investor" (as defined in Regulation D of the Securities Act of 1933) and is acceptable to the Administrative Agent (such acceptance not to be unreasonably withheld, conditioned or delayed) and, so long as no Event of Default under Section 8.1(a), Section 8.1(f) or Section 8.1(g) has occurred and is continuing, the Borrower, in each case, which acceptance shall not be unreasonably withheld or delayed; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof. Notwithstanding any provision herein to the contrary: (A) such Sales do not have to be ratable between the Revolving Loan Commitments and Term Loans or between each Class of Term Loan but must be ratable among the obligations owing to and owed by such Lender with respect to the applicable Class; (B) for each Loan, the aggregate outstanding principal amount (determined as of the effective date of the applicable Assignment) of the Loans and Commitments subject to any such Sale shall be in a minimum amount of $1,000,000, unless such Sale is made to an existing Lender or Diameter (so long as it is the Administrative Agent or a Lender) or

157 6002802639.21 an Affiliate or Approved Fund of any existing Lender or of Diameter (so long as it is the Administrative Agent or a Lender), is of the assignor's (together with its Affiliates and Approved Funds) entire interest in such facility or is made with the prior consent of the Borrower (to the extent the Borrower's consent is otherwise required) and Administrative Agent; (C) interest accrued, other than any interest that is payable-in-kind, prior to and through the date of any such Sale may not be assigned; (D) such Sales by Lenders who are Defaulting Lenders due to clause (a) of the definition of Defaulting Lender shall be subject to the Administrative Agent's prior written consent in all instances, unless in connection with such sale, such Defaulting Lender cures, or causes the cure of, its Defaulting Lender status as contemplated in Section 2.11(e)(v); (E) assignments and participations to Disqualified Institutions shall be subject to the terms and conditions in Section 10.9(i); (F) notwithstanding anything to the contrary herein, no consent of the Administrative Agent shall be required for any Sale by a KLIM Lender to any KLIM Entity or Approved Fund thereof, and if an Event of Default has occurred and is continuing, no consent of the Administrative Agent or the Borrower shall be required for any Sale by a KLIM Lender or Diameter or any Affiliate or Approved Fund of Diameter to any Person that is not a natural Person, a Defaulting Lender, a Disqualified Institution or a Credit Party or any Affiliate or Subsidiary thereof; (G) no Sale by either a KLIM Lender or Diameter or any Affiliate or Approved Fund of Diameter of all or any portion of its Loans or Commitments shall include an assignment or transfer of, or be deemed to assign or transfer, any rights of such KLIM Lender or Diameter or such Affiliate or Approved Fund, as applicable under, or in respect of, the ROFR Provisions (including any right to provide, fund, participate in, accept, decline or exercise any election with respect to, any ROFR Debt or any commitments related thereto) unless the Borrower and the KLIM Representative or Diameter, as applicable, has provided its prior written consent thereto in its sole and absolute discretion; provided no consent shall be required pursuant to this clause (G) in respect of assignments to Approved Funds or Affiliates of such Lender; and (H) notwithstanding anything to the contrary herein or in any other Loan Document, no Sale or other assignment or transfer shall be made to any Credit Party, Ultimate Parent, any other Holding Company or any Subsidiary or Affiliate of any of the foregoing (other than as expressly permitted by the last two paragraphs of Section 10.9(a) below, which shall apply to any such purported assignment or transfer). The Administrative Agent's refusal to accept a Sale to a Credit Party, a Subsidiary or Affiliate of a Credit Party, or a Person that would be a Defaulting Lender, or the imposition of conditions or limitations (including limitations on voting) upon Sales to such Persons, shall not be deemed to be unreasonable. In the event of any purported assignment or transfer by a Lender of its rights or obligations under this Agreement and the other Loan Documents to any Affiliate of the Borrower (other than Ultimate Parent, any other Holding Company or any of its Subsidiaries) that does not comply with the terms hereof, the Borrower shall, within ten (10) Business Days cause the applicable Affiliate to contribute such Loans to the common equity of the Borrower (which such Loans and all rights and obligations as a Lender related thereto, immediately and automatically,

158 6002802639.21 without any further action on the part of the Borrower, any Lender, Administrative Agent or any other Person, upon such contribution shall, for all purposes under this Agreement, the other Loan Documents and otherwise, be deemed to be irrevocably prepaid, terminated, extinguished, cancelled and of no further force and effect and the Borrower shall neither obtain nor have any rights as a Lender hereunder or under the other Loan Documents by virtue of such assignment). In addition to the terms and conditions of Section 2.7(d)(iii), any Loan acquired by Ultimate Parent or any Subsidiary thereof shall immediately upon such acquisition be deemed to be irrevocably prepaid, terminated, extinguished, cancelled and of no further force and effect. Any purported assignment or transfer by a Lender of its rights or obligations under this Agreement and the other Loan Documents to any Person who is not an Affiliate of the Borrower that does not comply with the terms hereof shall be treated for purposes of this Agreement as a sale by such Lender of a participation of such rights and obligations in accordance with Section 10.9(f) (but any purported transfer to a Disqualified Institution shall be governed instead by Section 10.9(i)), provided that such treatment shall not relieve any assigning Lender from any Liabilities arising as a consequence of its breach of this Agreement.. (c) Procedure. The parties to each Sale made in reliance on clause (b) above (other than those described in clause (e) or (f) below) shall execute and deliver to Administrative Agent an Assignment via an electronic settlement system designated by Administrative Agent (or, if previously agreed with Administrative Agent, via a manual execution and delivery of the Assignment) evidencing such Sale, together with any existing Note subject to such Sale (or any affidavit of loss therefor acceptable to Administrative Agent), any Tax forms required to be delivered pursuant to Section 11.1(g) and payment of an assignment fee in the amount of $3,500 to the Administrative Agent (by the parties thereto), unless waived or reduced by the Administrative Agent; provided that (i) if a Sale is made to an Affiliate or an Approved Fund of such assigning Lender, then no assignment fee shall be due in connection with such Sale, and (ii) if a Sale is made to an assignee that is not an Affiliate or Approved Fund of such assignor Lender, but concurrently also to one or more Affiliates or Approved Funds of such assignee, then only one assignment fee of $3,500 shall be due in connection with such Sale (unless waived or reduced by the Administrative Agent). Upon receipt of all the foregoing, and conditioned upon such receipt and, if such Assignment is made in accordance with clause (iv) of Section 10.9(b), upon Administrative Agent (and, if applicable, the Borrower and Administrative Agent) consenting to such Assignment, from and after the effective date specified in such Assignment, Administrative Agent shall record or cause to be recorded in the Register the information contained in such Assignment. (d) Effectiveness. Subject to the recording of an Assignment by the Administrative Agent in the applicable Register pursuant to Section 2.4(b), (i) the assignee thereunder shall become a party hereto and, to the extent that rights and obligations under the Loan Documents have been assigned to such assignee pursuant to such Assignment, shall have the rights and obligations of a Lender, (ii) any applicable Note shall be transferred to such assignee through such entry and (iii) the assignor thereunder shall, to the extent that rights and obligations under this Agreement have been assigned by it pursuant to such Assignment, relinquish its rights (except for those surviving the Facility Termination Date) and be released from its obligations under the Loan Documents, other than those relating to events or circumstances occurring prior to such assignment (and, in the case of an Assignment covering all or the remaining portion of an assigning Lender’s rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto). (e) Grant of Security Interests. In addition to the other rights provided in this Section 10.9, each Lender may grant a security interest in, or otherwise assign as collateral, any of its rights under this Agreement, whether now owned or hereafter acquired (including rights to payments of principal or interest on the Loans), to (A) any federal reserve bank (pursuant to Regulation A of the Federal Reserve Board), without notice to the Administrative Agent or (B) any holder of, or trustee for the benefit of the holders of, such Lender’s Indebtedness or equity securities, by notice to Administrative Agent; provided, however, that

159 6002802639.21 no such holder or trustee, whether because of such grant or assignment or any foreclosure thereon (unless such foreclosure is made through an assignment in accordance with clause (b) above), shall be entitled to any rights of such Lender hereunder and no such Lender shall be relieved of any of its obligations hereunder. (f) Participants and SPVs. In addition to the other rights provided in this Section 10.9, but subject to the provisions of Section 10.9(i), each Lender may, (x) with notice to Administrative Agent, grant to an SPV the option to make all or any part of any Loan that such Lender would otherwise be required to make hereunder (and the exercise of such option by such SPV and the making of Loans pursuant thereto shall satisfy the obligation of such Lender to make such Loans hereunder) and such SPV may assign to such Lender the right to receive payment with respect to any Obligation and (y) without notice to or consent from the Administrative Agent or the Borrower, sell participations to one or more Persons (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, or except as expressly permitted by Section 10.9(g), the Borrower or any of the Borrower’s Affiliates or Subsidiaries) in or to all or a portion of its rights and obligations under the Loan Documents (including all its rights and obligations with respect to the Term Loans and Revolving Loans); provided, however, that, whether as a result of any term of any Loan Document or of such grant or participation, (i) no such SPV or participant shall have a commitment, or be deemed to have made an offer to commit, to make Loans hereunder, and, except as provided in the applicable option agreement, none shall be liable for any obligation of such Lender hereunder, (ii) such Lender’s rights and obligations, and the rights and obligations of the Credit Parties and the Secured Parties towards such Lender, under any Loan Document shall remain unchanged and each other party hereto shall continue to deal solely with such Lender, which shall remain the holder of the Obligations in the Register, except that (A) each such participant and SPV shall be entitled to the benefit of Article XI accruing or payable after such Lender’s grant or disposition in clauses (x) or (y), but, with respect to Section 11.1, only to the extent such participant or SPV delivers the Tax forms such Lender is required to collect pursuant to Section 11.1(g) (it being understood that the documentation required under Section 11.1(g) shall be delivered solely to the participating or granting Lender) and then only to the extent of any amount to which such Lender would be entitled in the absence of any such grant or participation except to the extent such entitlement to receive a greater amount results from any change in, or in the interpretation of, any Requirement of Law that occurs after the date such grant or participation is made (and in consideration of the foregoing, each such participant and SPV shall be deemed to have acknowledged and agreed to be bound by the provisions of Section 10.20) and (B) each such SPV may receive other payments that would otherwise be made to such Lender after such Lender’s grant in clause (x) with respect to Loans funded by such SPV to the extent provided in the applicable option agreement and set forth in a notice provided to Administrative Agent by such SPV and such Lender; provided, however, that in no case (including pursuant to clause (A) or (B) above) shall an SPV or participant have the right to enforce any of the terms of any Loan Document, and (iii) the consent of such SPV or participant shall not be required (either directly, as a restraint on such Lender’s ability to consent hereunder or otherwise) for any amendments, waivers or consents with respect to any Loan Document or to exercise or refrain from exercising any powers or rights such Lender may have under or in respect of the Loan Documents (including the right to enforce or direct enforcement of the Obligations), except for those described in clauses (ii) and (iii) of Section 10.1(a) with respect to amounts, or dates fixed for payment of amounts, to which such participant or SPV would otherwise be entitled and, in the case of participants, except for those described in clause (vii) of Section 10.1(a). No party hereto shall institute (and Ultimate Parent, each Holding Company and the Borrower shall cause each other Credit Party not to institute) against any SPV grantee of an option pursuant to this clause (f) any bankruptcy, reorganization, insolvency, liquidation or similar proceeding, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper of such SPV; provided, however, that each Lender having designated an SPV as such agrees to indemnify each Indemnitee against any Liability that may be incurred by, or asserted against, such Indemnitee as a result of failing to institute such proceeding (including a failure to be reimbursed by such SPV for any such Liability). The agreement in the preceding sentence shall survive the Facility Termination Date. Each Lender that makes a grant to an SPV in clause

160 6002802639.21 (x) or sells a participation in clause (y) shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each SPV or participant and the principal amounts (and stated interest) of each SPV’s or participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any SPV or participant or any information relating to an SPV’s or participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person other than the Administrative Agent except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) or Proposed Section 1.163-5(b) of the United States Treasury Regulations. Notwithstanding anything to the contrary in this Agreement or the other Loan Documents, the entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such grant or participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent, solely in its capacity as Administrative Agent, shall have no responsibility for maintaining a Participant Register. (g) [reserved]. (h) [reserved]. (i) Disqualified Institutions. (i) No assignment or participation shall be made to any Person that was a Disqualified Institution as of the date on which the assigning or transferring Lender entered into a binding agreement to sell and assign, or grant a participation in, all or a portion of its rights and obligations under this Agreement, as applicable, to such Person unless Administrative Agent and the Borrower has consented in writing in its sole and absolute discretion to such assignment or participation, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment or participation. For the avoidance of doubt, the execution by the Borrower or Administrative Agent of an Assignment with respect to such an assignment will not by itself result in such assignee no longer being considered a Disqualified Institution. (ii) The Administrative Agent and each assignor of a Loan or seller of a participation hereunder shall be entitled to rely conclusively on a representation of the assignee Lender or participant in the relevant Assignment or participation agreement, as applicable, that such assignee or purchaser is not a Disqualified Institution. The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to provide the list of Disqualified Institutions provided by the Borrower and updates thereto from time to time (the “DQ List”) to each Lender requesting the same. Any assignment to a Disqualified Institution or grant or sale of participation to a Disqualified Institution in violation of Section 10.9(i) shall not be void, but the other provisions of this Section 10.9(i) shall apply. (iii) If any assignment or participation is made to any Disqualified Institution without the consents required by this Section 10.9(i) and/or Section 10.9(b), the Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Institution and the Administrative Agent, (1) terminate the Revolving Loan Commitment of such Disqualified Institution and pay or cause to be paid all Obligations of the Borrower owing to such Disqualified Institution in connection with such Revolving Loan Commitment, (2) in the case of outstanding Term Loans held by Disqualified Institutions, purchase or prepay (or cause to be purchased or prepaid) such Term Loan by paying the lowest of (x) the principal amount thereof, (y) the amount that such Disqualified Institution paid to acquire such Term Loans and (z) the market price of such Term

161 6002802639.21 Loans, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and/or (3) require such Disqualified Institution to assign, without recourse (in accordance with and subject to the restrictions and conditions contained in this Section 10.9), all of its interest, rights and obligations under this Agreement and the other Loan Documents to one or more assignees at the lowest of (x) the principal amount thereof, (y) the amount that such Disqualified Institution paid to acquire such interests, rights and obligations of such Term Loans, and (z) the market price of such Term Loans, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder. Any Term Loan so purchased by the Borrower under this Section 10.9(i) shall upon such purchase be deemed to be irrevocably prepaid, terminated, extinguished, cancelled and of no further force and effect. (iv) Notwithstanding anything to the contrary contained in this Agreement, Disqualified Institutions (1) will not have the right to (x) receive information, reports or other materials provided to the Administrative Agent or Lenders by the Borrower, the Administrative Agent or any other Lender, (y) attend or participate (including by telephone) in meetings attended by any of the Lenders and/or the Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (2) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Institution will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Institutions consented to such matter, and (y) for purposes of voting on any plan of reorganization pursuant to Section 1126 of the Bankruptcy Code or any similar plan, each Disqualified Institution party hereto hereby agrees (1) not to vote on such plan, (2) if such Disqualified Institution does vote on such plan notwithstanding the restriction in the immediately foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other similar federal, state or foreign law affecting creditor’s rights), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other similar federal, state or foreign law affecting creditor’s rights) and (3) not to contest any request by any party for a determination by the bankruptcy court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2). 10.10 Non-Public Information; Confidentiality. (a) Non-Public Information. (i) Distribution of Materials to Lenders. The Credit Parties acknowledge and agree that (A) the Loan Documents and all reports, notices, communications and other information or materials provided or delivered by, or on behalf of, the Credit Parties hereunder (collectively, the “Borrower Materials”) may be disseminated by, or on behalf of, the Administrative Agent, and made available, to the Lenders by posting such Borrower Materials on an E-System; and (B) certain of the Lenders (each a “Public Lender”) may have personnel who do not wish to receive material non-public information (“MNPI”) with respect to Ultimate Parent or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Credit Parties authorize the Administrative Agent to download copies of their logos from its website and post copies thereof on an E-System.

162 6002802639.21 (ii) Material Non-Public Information. The Credit Parties hereby agree that they shall (and shall cause such parent company or Subsidiary, as the case may be, to) (A) identify in writing, and (B) to the extent reasonably practicable, clearly and conspicuously mark such Borrower Materials that contain only information that is publicly available or that is not material for purposes of United States federal and state securities laws as “PUBLIC”. The Credit Parties agree that by identifying such Borrower Materials as “PUBLIC” or publicly filing such Borrower Materials with the Securities and Exchange Commission, then the Administrative Agent and the Lenders shall be entitled to treat such Borrower Materials as not containing any MNPI for purposes of United States federal and state securities laws. The Credit Parties further represent, warrant, acknowledge and agree that the following documents and materials shall be deemed to be PUBLIC, whether or not so marked, and do not contain any MNPI: (I) the Loan Documents, including the schedules and exhibits attached thereto, and (II) administrative materials of a customary nature prepared by the Credit Parties or the Administrative Agent (including, Notices of Borrowing, Notices of Conversion/Continuation and any similar requests or notices posted on or through an E-System). Before distribution of Borrower Materials, the Credit Parties agree to execute and deliver to the Administrative Agent a letter authorizing distribution of the evaluation materials to prospective Lenders and their employees willing to receive MNPI, and a separate letter authorizing distribution of evaluation materials that do not contain MNPI and represent that no MNPI is contained therein. The Credit Parties acknowledge and agree that the list of Disqualified Institutions does not constitute MNPI and may be provided to all Lenders by the Administrative Agent (including any updates thereto). (iii) The Administrative Agent and each Lender acknowledges and agrees that it may receive MNPI hereunder concerning the Credit Parties and their Affiliates and agrees to use such information in compliance with all relevant policies, procedures and applicable Requirements of Laws (including United States federal and state securities laws and regulations). Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States Federal and state securities laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the platform and that may contain material non-public information with respect to the parent company of the Borrower or its securities for purposes of United States Federal or state securities laws. (b) Confidential Information. The Administrative Agent, the KLIM Representative and each Lender agree to use all reasonable efforts to maintain, in accordance with its customary practices, the confidentiality of information obtained by it pursuant to any Loan Document and designated in writing by any Credit Party as confidential, except that such information may be disclosed (i) with the Borrower’s prior written consent, (ii) to Related Persons (for purposes of this clause (ii), investors and lenders of a Lender shall be deemed a Related Person of such Lender) of such Lender, the Administrative Agent or the KLIM Representative, as the case may be, that are advised of the confidential nature of such information and are instructed to keep such information confidential in accordance with the terms hereof, (iii) to the extent such information presently is or hereafter becomes (A) publicly available other than as a result of a breach of this Section 10.10 or (B) available to such Lender or the Administrative Agent or any of their Related Persons, as the case may be, from a source (other than any Credit Party) not known by them to be subject to disclosure restrictions, (iv) to the extent disclosure is required by applicable Requirements of Law or other legal process or requested or demanded by any Governmental Authority (including without limitation, public disclosures by the Administrative Agent, any Lender or any of their Related Persons required by law, legal process (including, without limitation, subpoenas, requests for information, interrogatories and other similar processes), the SEC or any other governmental or regulatory authority or

163 6002802639.21 agency) or any other regulatory or self-regulatory authority having jurisdiction over such Person or its Affiliates; provided, that with respect to clause (iv) above, if the Administrative Agent or any Lender receives a subpoena, interrogatory or other request (verbal or otherwise) for any information, or believes that it is legally required to disclose any information to a third party, it shall, in advance of such disclosure, except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising examination or regulatory authority and to the extent practicable and legally permissible, promptly provide to the Borrower written notice of any such request or requirement so that the Borrower or the applicable Credit Party (or Subsidiary thereof) may seek a protective order or other remedy; provided, further, that it shall, except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising examination or regulatory authority (1) exercise reasonable efforts to preserve the confidentiality of such information, (2) to the extent legally permissible, use commercially reasonable efforts to provide the Borrower, in advance of such disclosure, with copies of any information it intends to disclose (and, if applicable, the text of the disclosure language itself), and (3) reasonably cooperate with the Borrower or applicable Credit Party (or Subsidiary thereof) to the extent the Borrower or such Credit Party (or Subsidiary thereof) seeks to limit such disclosures, (v) to the extent necessary or customary for inclusion in league table measurements, (vi) (A) to the National Association of Insurance Commissioners or any similar organization, any examiner or any nationally recognized rating agency or (B) otherwise to the extent consisting of general portfolio information that does not identify Credit Parties, (vii) to current or prospective assignees, SPVs (including the investors and prospective investors therein and financing sources therefor) or participants, financing sources, Persons that hold a security interest in any Lender’s rights under this Agreement in accordance with Section 10.9(e) (and those Persons for whose benefit such holder of a security interest is acting), direct or contractual counterparties to any Secured Rate Contracts and to their respective Related Persons, in each case to the extent such assignees, investors, participants, financing sources, secured parties (and such benefited Persons), counterparties or Related Persons agree to be bound by provisions substantially similar to the provisions of this Section 10.10 (and such Person may disclose information to their respective Related Persons in accordance with clause (ii) above), (viii) to any other party hereto, and (ix) in connection with the exercise or enforcement of any right or remedy under any Loan Document, in connection with any litigation or other proceeding to which such Lender or the Administrative Agent or any of their Related Persons is a party or bound, or to the extent necessary to respond to public statements or disclosures by Credit Parties or their Related Persons referring to a Lender or the Administrative Agent or any of their Related Persons. In addition, the Administrative Agent and the Lenders may disclose this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments and for purposes of general portfolio, benchmarking and market data analysis. In the event of any conflict between the terms of this Section 10.10 and those of any other Contractual Obligation entered into with any Credit Party (whether or not a Loan Document), the terms of this Section 10.10 shall govern. (c) Tombstones. Subject to the prior written consent of the Borrower, the Administrative Agent or any Lender may make any press releases, tombstones, advertising or other promotional materials (including via any Electronic Transmission) relating to the financing transactions contemplated by this Agreement using such Credit Party’s name, product photographs, logo or trademark. The Administrative Agent or such Lender shall provide a draft of any such press release, advertising or other promotional material to the Borrower for review and prior written consent prior to the publication thereof. (d) Press Release and Related Matters. No party hereto shall, and no party hereto shall permit any of its Affiliates to, issue any press release or other public disclosure (other than any document filed with any Governmental Authority relating to a public offering of securities of any Credit Party or as otherwise required pursuant to applicable law) using the name, logo or otherwise referring to any other party hereto (including any Lead Arranger, the KLIM Representative or Lender or its Affiliates) or of any

164 6002802639.21 of its Affiliates, the Loan Documents or any transaction contemplated herein or therein to which it is party without the prior written consent of the Administrative Agent, KLIM Representative and Borrower except to the extent required to do so under applicable Requirements of Law and then, only after notifying the Administrative Agent, the KLIM Representative and Borrower. 10.11 Set-off; Sharing of Payments. (a) Right of Setoff. The Administrative Agent, each Lender and each Affiliate (including each branch office thereof) of any of them is hereby authorized, without notice or demand (each of which is hereby waived to the extent permitted by applicable law by each Credit Party), at any time and from time to time during the continuance of any Event of Default and to the fullest extent permitted by applicable Requirements of Law, to set off and apply any and all deposits (whether general or special, time or demand, provisional or final, but not Excluded Accounts) at any time held and other Indebtedness, claims or other obligations at such time owing by the Administrative Agent, such Lender or any of their respective Affiliates to or for the credit or the account of the Borrower or any other Credit Party against any Obligation of any Credit Party now or hereafter existing, whether or not any demand was made under any Loan Document with respect to such Obligation but only to the extent then due and owing. No Lender or Affiliate thereof shall exercise any such right of setoff without the prior consent of Administrative Agent or Required Lenders. Each of the Administrative Agent and each Lender agrees promptly to notify the Borrower and Administrative Agent after any such setoff and application made by such Lender or its Affiliates; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights under this Section 10.11 are in addition to any other rights and remedies (including other rights of setoff) that the Administrative Agent, the Lenders, their Affiliates and the other Secured Parties, may have. (b) Sharing of Payments, Etc. If any Lender, directly or through an Affiliate or branch office thereof, obtains any payment of any Obligation of any Credit Party (whether voluntary, involuntary or through the exercise of any right of setoff or the receipt of any Collateral or “proceeds” (as defined under the applicable UCC) of Collateral) (and other than pursuant to Section 10.9, Section 10.20, Article XI or any purchase option pursuant to any intercreditor agreement or any subordination agreement to which Administrative Agent is a party or any payment to a Lender that has not accepted an Extension Offer in respect of the original terms of those of its Loan and Commitments that, as to Lenders that accepted such Extension Offer, were extended as to such Lenders) and such payment exceeds the amount such Lender would have been entitled to receive if all payments had gone to, and been distributed by, the Administrative Agent in accordance with the provisions of the Loan Documents, such Lender shall purchase for cash from other Lenders such participations in their Obligations as necessary for such Lender to share such excess payment with such Lenders to ensure such payment is applied as though it had been received by the Administrative Agent and applied in accordance with this Agreement (or, if such application would then be at the discretion of the Borrower, applied to repay the Obligations in accordance herewith); provided, however, that (i) if such payment is rescinded or otherwise recovered from such Lender in whole or in part, such purchase shall be rescinded and the purchase price therefor shall be returned to such Lender without interest and (ii) such Lender shall, to the fullest extent permitted by applicable Requirements of Law, be able to exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of the applicable Credit Party in the amount of such participation. If a Defaulting Lender receives any such payment as described in the previous sentence, such Lender shall turn over such payments to Administrative Agent in an amount that would satisfy the cash collateral requirements set forth in Section 2.11(e). 10.12 Counterparts; Facsimile Signature. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts (and by different parties hereto in different counterparts), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple

165 6002802639.21 separate counterparts and attached to a single counterpart. Delivery of an executed counterpart of a signature page of this Agreement by telecopy of PDF (or similar file) by electronic mail shall be as effective as delivery of a manually executed counterpart of this Agreement. The words “execution”, “execute”, “signed”, “signature” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, borrowing requests, and amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. 10.13 Severability; Captions; Independence of Provisions. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder. The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement. The parties hereto acknowledge that this Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters, and that such limitations, tests and measurements are cumulative and must each be performed, except as expressly stated to the contrary in this Agreement. 10.14 Interpretation. This Agreement is the result of negotiations among and has been reviewed by counsel to Credit Parties, the Administrative Agent, each Lender and other parties hereto, and is the product of all parties hereto. Accordingly, this Agreement and the other Loan Documents shall not be construed against the Lenders or the Administrative Agent merely because of the Administrative Agent’s or Lenders’ involvement in the preparation of such documents and agreements. Without limiting the generality of the foregoing, each of the parties hereto has had the advice of counsel with respect to Sections 10.18 and 10.19. 10.15 No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Borrower, the Lenders, the Administrative Agent and, subject to the provisions of Section 9.11, each other Secured Party, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. Neither the Administrative Agent nor any Lender shall have any obligation to any Person not a party to this Agreement or the other Loan Documents. 10.16 Governing Law and Jurisdiction. (a) Governing Law. The law of the State of New York shall govern all matters arising out of, in connection with or relating to this Agreement, including its validity, interpretation, construction, performance and enforcement (including any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest). (b) Submission to Jurisdiction. Any legal action or proceeding with respect to any Loan Document shall be brought exclusively in the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America sitting in the Southern District of New York and, by execution and delivery of this Agreement, each party executing this Agreement hereby accepts for itself and in respect of its Property, generally and unconditionally, the jurisdiction of the aforesaid

166 6002802639.21 courts; provided that nothing in this Agreement shall limit the right of the Administrative Agent to commence any proceeding in the federal or state courts of any other jurisdiction to the extent the Administrative Agent determines that such action is necessary or appropriate to exercise its rights or remedies under the Loan Documents. The parties hereto (and, to the extent set forth in any other Loan Document, each other Credit Party) hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions. (c) Service of Process. Each party hereto hereby irrevocably waives personal service of any and all legal process, summons, notices and other documents and other service of process of any kind and consents to such service in any suit, action or proceeding brought in the United States with respect to or otherwise arising out of or in connection with any Loan Document by any means permitted by applicable Requirements of Law, including by the mailing thereof (by registered or certified mail, postage prepaid) to the address of the applicable party specified herein (and shall be effective when such mailing shall be effective, as provided therein). Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each UK Guarantor irrevocably appoints the Borrower as its agent to receive service of process in New York in connection with any proceeding arising under this Agreement. The UK Security Documents shall be governed by English law and may specify jurisdiction and enforcement provisions consistent with English-law practice. (d) Non-Exclusive Jurisdiction. Nothing contained in this Section 9.18 shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by applicable Requirements of Law or commence legal proceedings or otherwise proceed against any Credit Party in any other jurisdiction. 10.17 Waiver of Jury Trial. THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY AND THEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE. EACH PARTY HERETO (A) CERTIFIES THAT NO OTHER PARTY AND NO RELATED PERSON OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THE LOAN DOCUMENTS, AS APPLICABLE, BY THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 10.18 Entire Agreement; Release; Survival. (a) THE LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT OF THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS RELATING TO THE SUBJECT MATTER THEREOF AND ANY PRIOR LETTER OF INTEREST, COMMITMENT LETTER, CONFIDENTIALITY AND SIMILAR AGREEMENTS INVOLVING ANY CREDIT PARTY AND ANY LENDER OR ANY OF THEIR RESPECTIVE AFFILIATES RELATING TO A FINANCING OF SUBSTANTIALLY SIMILAR FORM, PURPOSE OR EFFECT OTHER THAN THE FEE LETTER. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THIS AGREEMENT AND ANY OTHER LOAN DOCUMENT, THE TERMS OF THIS AGREEMENT SHALL GOVERN (UNLESS OTHERWISE EXPRESSLY STATED IN SUCH OTHER LOAN DOCUMENTS OR SUCH TERMS OF SUCH OTHER LOAN DOCUMENTS ARE NECESSARY TO COMPLY WITH APPLICABLE

167 6002802639.21 REQUIREMENTS OF LAW, IN WHICH CASE SUCH TERMS SHALL GOVERN TO THE EXTENT NECESSARY TO COMPLY THEREWITH). (b) Execution of this Agreement by the Credit Parties constitutes a full, complete and irrevocable release of any and all claims which each Credit Party may have at law or in equity in respect of all prior discussions and understandings, oral or written, relating to the subject matter of this Agreement and the other Loan Documents. (c) In no event shall any Indemnitee or any Credit Party be liable on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings). Each Indemnitee, the Borrower and each other Credit Party signatory hereto hereby waives, releases and agrees (and shall cause each other Credit Party to waive, release and agree) not to sue upon any such claim for any special, indirect, consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor; provided that nothing in this sentence shall limit the indemnification obligations of the Credit Parties under Section 10.6 with respect to any special, indirect, consequential or punitive damages included in any third-party claim in connection with which an Indemnitee is otherwise entitled to indemnification under Section 10.6. (d) (i) Any indemnification or other protection provided to any Indemnitee pursuant to this Section 10.18, Sections 10.5 (Costs and Expenses), and 10.6 (Indemnity), and Article IX (Administrative Agent) and (to the extent set forth therein) Article XI (Taxes, Yield Protection and Illegality), and (ii) the provisions of Section 8.1 of the Guaranty and Security Agreement, in each case, shall (x) survive the Facility Termination Date and (y) with respect to clause (i) above, inure to the benefit of any Person that at any time held a right thereunder (as an Indemnitee or otherwise) and, thereafter, its successors and permitted assigns. 10.19 USA Patriot Act. Each Lender that is subject to the USA Patriot Act (and the Administrative Agent (for itself and not on behalf of any Lender)) hereby notifies the Credit Parties that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Lender or the Administrative Agent to identify each Credit Party in accordance with the USA Patriot Act. 10.20 Replacement of Lender. Within forty-five days after: (i) receipt by the Borrower of written notice and demand from (A) any Lender (an “Affected Lender”) for payment of additional costs as provided in Sections 11.1, 11.3 and/or 10.6 or (B) any SPV or participant (an “Affected SPV/Participant”) for payment of additional costs as provided in Section 10.9(f), unless the option or participation of such Affected SPV/Participant shall have been terminated prior to the exercise by the Borrower of their rights hereunder; (ii) any Lender becoming a Defaulting Lender; (iii) any failure by any Lender (other than the Administrative Agent or, without the consent of the Administrative Agent, an Affiliate of the Administrative Agent) to consent to a requested amendment, waiver or modification to any Loan Document in which Required Lenders have already consented to such amendment, waiver or modification but the consent of each Lender (or each Lender of such Class, each Lender directly affected thereby or each Lender of such Class directly affected thereby, as applicable) is required with respect thereto; or (iv) any failure by any Lender to accept any Extension Offer, the Borrower may, at its option, notify (A) in the case of clause (i)(A), (ii), (iii) or (iv) above, Administrative Agent and, in the case the Affected Lender is a Revolving Lender, the Administrative Agent and such Affected Lender (or such non-consenting Lender, as the case may be) of the Borrower’s intention to obtain, at the Borrower’s expense, a replacement Lender (“Replacement Lender”) for such Affected Lender (or such non-consenting Lender, as the case may be), or (B) in the case of clause (i)(B) above, Administrative Agent, such Affected SPV/Participant, if known, and the applicable Lender (such Lender, a “Participating Lender”) that (1) granted to such Affected

168 6002802639.21 SPV/Participant the option to make all or any part of any Loan that such Participating Lender would otherwise be required to make hereunder or (2) sold to such Affected SPV/Participant a participation in or to all or a portion of its rights and obligations under the Loan Documents, of the Borrower’s intention to obtain, at the Borrower’s expense, a Replacement Lender for such Participating Lender, in each case, which Replacement Lender shall be reasonably satisfactory to Administrative Agent. In the event the Borrower obtains a Replacement Lender within forty-five (45) days following notice of its intention to do so, the Affected Lender (or such non-consenting Lender) or Participating Lender, as the case may be, shall sell and assign its Loans and Commitments to such Replacement Lender, at par, provided that the Borrower has reimbursed such Affected Lender or Affected SPV/Participant, as applicable, for its increased costs for which it is entitled to reimbursement under this Agreement through the date of such sale and assignment, and in the case of a Participating Lender being replaced by a Replacement Lender, (x) all right, title and interest in and to the Obligations and Commitments so assigned to the Replacement Lender shall be assigned free and clear of all Liens or other claims (including pursuant to the underlying option or participation granted or sold to the Affected SPV/Participant, but without affecting any rights, if any, of the Affected SPV/Participant to the proceeds constituting the purchase price thereof) of the Affected SPV/Participant, and (y) to the extent required by the underlying option or participation documentation, such Participating Lender shall apply all or a portion of the proceeds received by it as a result of such assignment, as applicable, to terminate in full the option or participation of such Affected SPV/Participant; provided that in the case of any such assignment or termination resulting from a claim for payments under Section 11.1 or 11.3, such assignment or termination will result in a material reduction in such payments thereafter. In the event that a replaced Lender does not execute an Assignment pursuant to Section 10.9 within five (5) Business Days after receipt by such replaced Lender of notice of replacement pursuant to this Section 10.20 and presentation to such replaced Lender of an Assignment evidencing an assignment pursuant to this Section 10.20, the Borrower shall be entitled (but not obligated) to execute such an Assignment on behalf of such replaced Lender, and any such Assignment so executed by the Borrower, the Replacement Lender and Administrative Agent shall be effective for purposes of this Section 10.20 and Section 10.9. Notwithstanding the foregoing, with respect to a Lender that is a Defaulting Lender, Administrative Agent may, but shall not be obligated to, obtain a Replacement Lender and execute an Assignment on behalf of such Defaulting Lender at any time with three (3) Business Days’ prior notice to such Lender (unless notice is not practicable under the circumstances) and cause such Lender’s Loans and Commitments to be sold and assigned, in whole or in part, at par. Upon any such assignment and payment and compliance with the other provisions of Section 10.9, such replaced Lender shall no longer constitute a “Lender” for purposes hereof; provided, any rights of such replaced Lender to indemnification hereunder before such assignment or replacement in this Section 10.20 shall survive. 10.21 Joint and Several. The obligations of the Credit Parties hereunder and under the other Loan Documents are joint and several. Without limiting the generality of the foregoing, reference is hereby made to Article II of the Guaranty and Security Agreement, to which the obligations of Borrower and the other Credit Parties are subject. 10.22 Creditor-Debtor Relationship. The relationship between Administrative Agent and each Lender, on the one hand, and the Credit Parties, on the other hand, is solely that of creditor and debtor. No Secured Party has any fiduciary relationship or duty to any Credit Party arising out of or in connection with, and there is no agency, tenancy or joint venture relationship between the Secured Parties and the Credit Parties by virtue of, any Loan Document or any transaction contemplated therein. 10.23 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and

169 6002802639.21 consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution, and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability, (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document, or (iii) the variation of the terms of such liability in connection with the exercise of the Write- Down and Conversion Powers of the applicable Resolution Authority. 10.24 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Secured Rate Contract or any other agreement or instrument that is a QFC (such support, the “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender hereunder shall in no event affect the rights of any Covered Party under a Supported QFC or any QFC Credit Support. 10.25 Judgment Currency. The Credit Parties’ obligations under this Agreement and the other Loan Documents to make payments in Dollars or any other currency in which such Obligations are expressly payable (the “Obligation Currency”) shall not be discharged or satisfied by any tender, recovery, judgment or order expressed in or converted into any currency other than the Obligation Currency (the “Judgment Currency”), except to the extent that such tender, recovery, judgment or order results in the effective receipt by the Administrative Agent or the applicable Secured Party of the full amount of the Obligation Currency expressed to be payable under this Agreement or the other Loan Documents. If, for the purpose of obtaining or enforcing judgment against any Credit Party in any court or jurisdiction, it becomes necessary to convert an amount due in the Obligation Currency into the Judgment Currency, the conversion shall be made at the rate of exchange quoted by the Administrative Agent or, if the Administrative Agent does not quote a rate of exchange for such currency, by a known dealer in such currency designated by the Administrative Agent, as of the date on which such judgment or order is entered.

170 6002802639.21 If there is a change in the rate of exchange prevailing between the date of such judgment or order and the date of actual payment, the Credit Parties shall pay such additional amounts as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, produces the amount of the Obligation Currency that was originally due. The obligations of the Credit Parties under this Section shall constitute separate and independent obligations and shall survive termination of this Agreement and the other Loan Documents. ARTICLE XI TAXES, YIELD PROTECTION AND ILLEGALITY 11.1 Taxes. (a) Except as required by a Requirement of Law, each payment by or on account of any obligation of any Credit Party under any Loan Document shall be made free and clear of deduction or withholding for Taxes. (b) If any Taxes shall be required by any Requirement of Law (as determined in the good faith discretion of the applicable withholding agent) to be deducted or withheld by any applicable withholding agent with respect to any payment by or on account of any obligation of any Credit Party under any Loan Document, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with the applicable Requirement of Law and, if such Tax is an Indemnified Tax, the amount payable by the applicable Credit Party shall be increased as necessary to ensure that, after all required deductions and withholdings for Indemnified Taxes are made (including deductions and withholdings for Indemnified Taxes applicable to additional sums payable under this Section 11.1), each applicable Secured Party receives the amount it would have received had no such deductions or withholding for Indemnified Taxes had been made. (c) In addition, the Borrower agrees to pay, and authorize the Administrative Agent to pay in their name (and timely reimburse Administrative Agent), to the relevant Governmental Authority in accordance with applicable Requirements of Law, any Other Taxes. Within 30 days after the date of any payment by a Credit Party of any Taxes to a Governmental Authority pursuant to this Section 11.1, the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 10.2, the original or a copy of a receipt evidencing payment thereof, a copy of the return reporting such payment or other evidence of payment reasonably satisfactory to the Administrative Agent. (d) The Borrower shall indemnify, within 10 days after receipt of demand therefor (with copy to the Administrative Agent) and without duplication of Sections 11.1(b) and 11.1(c), each Secured Party for the full amount of any Indemnified Taxes (including any Indemnified Taxes imposed or asserted on or attributable to additional amounts payable under this Section 11.1) paid or payable by such Secured Party and reasonable out-of-pocket expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally asserted by the relevant Governmental Authority. A certificate of the Secured Party (or of the Administrative Agent on behalf of such Secured Party) claiming any compensation under this Section 11.1(d), setting forth the amounts to be paid thereunder and delivered to the Borrower with copy to the Administrative Agent, shall be conclusive, absent manifest error. (e) [Reserved]. (f) Any Secured Party claiming any additional amounts payable pursuant to Section 11.3 or this Section 11.1 shall, at the request of the Borrower, use its reasonable efforts (consistent with

171 6002802639.21 Requirements of Law) to change the jurisdiction of its Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates if such a change (i) would eliminate or reduce amounts payable pursuant to Section 11.3 or this Section 11.1, as the case may be, in the future, and (ii) would not subject such Secured Party to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Secured Party. (g) (i) Each Non-U.S. Lender Party that, at any of the following times, is entitled to an exemption from U.S. federal withholding Tax or is subject to such withholding Tax at a reduced rate, shall (w) on or prior to the date such Non-U.S. Lender Party becomes a “Non-U.S. Lender Party” hereunder, (x) on or prior to the date on which any such documentation expires or becomes obsolete, (y) after the occurrence of any event requiring a change in the most recent documentation previously delivered by it pursuant to this clause (i) and (z) from time to time if reasonably requested by the Borrower or the Administrative Agent (or, in the case of a participant or SPV, the relevant Lender), provide the Administrative Agent and the Borrower (or, in the case of a participant or SPV, the relevant Lender) with two completed copies of each of the following, as applicable: (A) IRS Form W-8ECI (claiming exemption from U.S. withholding Tax because the income is effectively connected with a U.S. trade or business), or IRS Form W-8BEN or W-8BEN-E (claiming exemption from, or a reduction of, U.S. withholding Tax pursuant to an income tax treaty to which the United States is a Party) or any successor forms, (B) in the case of a Non-U.S. Lender Party claiming exemption under Sections 871(h) or 881(c) of the Code, IRS Form W-8BEN or W-8BEN-E (claiming exemption from U.S. withholding Tax) or any successor form and a certificate (“U.S. Tax Compliance Certificate”) substantially in the form of Exhibit 11.1(g)-1, as applicable, certifying that such Non-U.S. Lender Party is not (1) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (2) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code or (3) a “controlled foreign corporation” related to the Borrower described in Section 881(c)(3)(C) of the Code and (4) no payments under any Loan Document are effectively connected with such Non-U.S. Lender Party’s conduct of a U.S. trade or business, (C) to the extent a Non- U.S. Lender Party is not the beneficial owner (for example, where the Non-U.S. Lender Party is a partnership or a participating Lender), IRS Form W-8IMY (or any successor forms), accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-9 (in each case, including their successor forms), a U.S. Tax Compliance Certificate substantially in the form of Exhibit 11.1(g)-2, Exhibit 11.1(g)-3 or Exhibit 11.1(g)-4, or other certification documents from each beneficial owner (as applicable), provided that, if the Non-U.S. Lender Party is a partnership for U.S. federal income tax purposes (and not a participating Non-U.S. Lender Party) and one or more direct or indirect partners are claiming the portfolio interest exemption, a U.S. Tax Compliance Certificate may be provided by such Non-U.S. Lender Party on behalf of such direct or indirect partner(s)), or (D) any other applicable documentation prescribed by applicable Requirement of Law that is reasonably satisfactory to the Borrower certifying as to the entitlement of such Non-U.S. Lender Party to such exemption from U.S. federal withholding Tax or reduced rate with respect to any payment to be made to such Non-U.S. Lender Party under the Loan Documents. (i) Each U.S. Lender Party shall (A) on or prior to the date such U.S. Lender Party becomes a “U.S. Lender Party” hereunder, (B) on or prior to the date on which any such documentation expires or becomes obsolete, (C) after the occurrence of any event requiring a change in the most recent documentation previously delivered by it pursuant to this clause (g) and (D) from time to time if reasonably requested by the Borrower or the Administrative Agent (or, in the case of a participant or SPV, the relevant Lender), provide the Administrative Agent and the Borrower (or, in the case of a participant or SPV, the relevant Lender) with two completed copies of IRS Form W-9 (certifying that such U.S. Lender Party is entitled to an exemption from U.S. backup withholding Tax) or any successor form. (ii) Each Lender having sold a participation in any of its Obligations or identified an SPV as such to Administrative Agent and, if such Obligations includes a Revolving Loan, to the

172 6002802639.21 Administrative Agent, shall collect from such participant or SPV the documents described in this Section 11.1(g). (iii) Each Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Requirement of Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in this Section 11.1, a Lender shall not be required to deliver any form or other documentation that such Lender is not legally eligible to deliver. Each Lender shall, whenever a lapse in time or change in circumstances renders any documentation it previously delivered in this Section 11.1 obsolete, expired or inaccurate in any respect, deliver promptly to the Borrower and the Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by the Borrower or the Administrative Agent) or promptly notify the Borrower and the Administrative Agent in writing of its legal ineligibility to do so. Each Lender hereby authorizes the Administrative Agent to deliver to the Credit Parties and to any successor of such Administrative Agent any documentation provided by such Lender pursuant to this Section 11.1(g). (iv) If a payment made to a Lender would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender fails to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Administrative Agent and the Borrower any documentation at times prescribed under any Requirement of Law or reasonably requested by the Administrative Agent or the Borrower sufficient for the Administrative Agent or Borrower to comply with their obligations under FATCA and to determine whether such Lender has complied with its obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for the purposes of this Section 11.1(g)(v), “FATCA” shall include any amendments made to FATCA after the Closing Date. (v) On or before the date the Administrative Agent becomes a party to this Agreement, the Administrative Agent shall provide to the Borrower, one completed copy of (i) IRS Form W-9, or (ii) IRS Form W-8IMY (with respect to payments received by the Administrative Agent on behalf of a Lender) certifying that it is a “qualified intermediary” or a “U.S. branch” and that the payments it receives for the account of any Lender are not effectively connected with the conduct of its trade or business within the United States, evidencing its agreement with the Borrower to be treated as a “United States person” within the meaning of Section 7701(a)(30) of the Code with respect to amounts received on account of any Lender (and its agreement with the Borrower to so treat the Administrative Agent as a United States person with respect to such payments as contemplated by Section 1.1441-1(b)(2)(iv) of the United States Treasury Regulations), and IRS Form W-8ECI (with respect to amounts received on its own account). At any time thereafter, the Administrative Agent shall provide updated documentation previously provided (or a successor form thereto) when any documentation previously delivered has become obsolete, expired or inaccurate in any respect or otherwise upon the reasonable request of the Borrower. Notwithstanding any other provision of this Section 11.1(g)(vi), an Administrative Agent shall not be required to deliver any documentation that such Administrative Agent is not legally eligible to deliver as a result of any change in applicable Requirement of Law occurring after the Closing Date. (h) If any Lender or the Administrative Agent determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes (including credits in lieu thereof for purposes of this Section 11.1(h)) as to which it has been indemnified pursuant to this Section 11.1 (including by the payment

173 6002802639.21 of additional amounts pursuant to this Section 11.1), it shall pay to the relevant Credit Party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 11.1 with respect to the Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses (including Taxes) of such Lender or the Administrative Agent and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such Credit Party, upon the request of such Lender or the Administrative Agent, shall repay to such Lender or the Administrative Agent the amount paid over pursuant to this Section 11.1(h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such Lender or Administrative Agent is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 11.1(h), in no event shall such Lender or the Administrative Agent be required to pay any amount to a Credit Party pursuant to this Section 11.1(h) the payment of which would place such Lender or the Administrative Agent in a less favorable net after-Tax position than such Lender or the Administrative Agent would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 11.1(h) shall not be construed to require any such Lender or Administrative Agent to make available its Tax Returns (or any other information relating to its Taxes that it deems confidential) to the Credit Party or any other Person. (i) For purposes of this Section 11.1, the term “Requirement of Law” includes FATCA. (j) Each party’s obligations under this Section 11.1 shall survive the resignation or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender and the repayment, satisfaction or discharge of all Obligations under any Loan Document. 11.2 Illegality. If after the Closing Date any Lender shall determine that the introduction of any Requirement of Law, or any change in any Requirement of Law or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to make SOFR Loans, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, the obligation of that Lender to make SOFR Loans shall be suspended until such Lender shall have notified the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. (a) Subject to clause (c) below, if any Lender shall determine that it is unlawful to maintain any SOFR Loan, the Borrower shall prepay in full all SOFR Loans of such Lender then outstanding, together with interest accrued thereon, either on the last day of the Interest Period thereof if such Lender may lawfully continue to maintain such SOFR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such SOFR Loans, together with any amounts required to be paid in connection therewith pursuant to Section 11.4. (b) If the obligation of any Lender to make or maintain SOFR Loans has been terminated, the Borrower may elect, by giving notice to such Lender through the Administrative Agent that all Loans which would otherwise be made by any such Lender as SOFR Loans shall be instead Base Rate Loans. (c) Before giving any notice to the Administrative Agent pursuant to this Section 11.2, the affected Lender shall designate a different Lending Office with respect to its SOFR Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Lender, be illegal or otherwise disadvantageous to the Lender. 11.3 Increased Costs and Reduction of Return.

174 6002802639.21 (a) If any Lender shall determine that, due to either (i) the introduction of, or any change in, or in the interpretation of, any Requirement of Law or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), in the case of either clause (i) or (ii) subsequent to the Closing Date, (x) there shall be any increase in the cost (other than Taxes) to such Lender of agreeing to make or making, funding or maintaining any SOFR Loans or (y) such Lender shall be subject to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) with respect to its loans, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, then the Borrower shall be liable for, and shall from time to time, within thirty (30) days of demand therefor by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs or such Taxes; provided, that the Borrower shall not be required to compensate any Lender pursuant to this Section 11.3(a) for any increased costs incurred more than 180 days prior to the date that such Lender notifies the Borrower in writing of the increased costs and of such Lender’s intention to claim compensation thereof; provided, further, that if the circumstance giving rise to such increased costs is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. (b) If any Lender shall have determined that: (i) the introduction of any Capital Adequacy Regulation; (ii) any change in any Capital Adequacy Regulation; (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof; or (iv) compliance by such Lender (or its Lending Office) or any entity controlling the Lender, with any Capital Adequacy Regulation; affects the amount of capital required or expected to be maintained by such Lender or any entity controlling such Lender and (taking into consideration such Lender’s or such entities’ policies with respect to capital adequacy and such Lender’s desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment(s), loans, credits or obligations under this Agreement, then, within thirty (30) days of demand of such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender (or the entity controlling the Lender) for such increase; provided, that the Borrower shall not be required to compensate any Lender pursuant to this Section 10.3(b) for any amounts incurred more than 180 days prior to the date that such Lender notifies the Borrower in writing of such amounts and of such Lender’s intention to claim compensation thereof; provided, further, that if the event giving rise to such increase is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. (c) Notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case in respect of this clause (ii) pursuant to Basel III, shall, in each case, be deemed to be a change in a Requirement of Law under

175 6002802639.21 Section 11.3(a) above and/or a change in Capital Adequacy Regulation under Section 11.3(b) above, as applicable, regardless of the date enacted, adopted or issued. (d) Notwithstanding the foregoing, a Lender will not be entitled to demand, and the Borrower will not be obligated to pay, any amount under this Section 11.3 unless such Lender is seeking recovery of such additional costs incurred on a basis that is neither arbitrary nor capricious and, in any case, is generally being sought from similarly situated borrowers by such Lender. 11.4 Funding Losses. The Borrower agrees to reimburse each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of: (a) the failure of the Borrower to make any payment or mandatory prepayment of principal of any SOFR Loan (including payments made after any acceleration thereof); (b) the failure of the Borrower to borrow, continue or convert a Loan after the Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation; (c) the failure of the Borrower to make any prepayment after the Borrower has given a notice in accordance with Section 2.7; (d) the prepayment (including pursuant to Section 2.8) of a SOFR Loan on a day which is not the last day of the Interest Period with respect thereto; or (e) the conversion pursuant to Section 2.6 of any SOFR Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period; including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its SOFR Loans hereunder or from fees payable to terminate the deposits from which such funds were obtained; provided that, with respect to the expenses described in clauses (d) and (e) above, such Lender shall have notified the Administrative Agent of any such expense within two (2) Business Days of the date on which such expense was incurred. 11.5 Inability to Determine Rates. If the Administrative Agent shall have determined in good faith that for any reason adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan or that the Adjusted Term SOFR applicable pursuant to Section 2.3(a) for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to the Lenders of funding or maintaining such Loan, the Administrative Agent will forthwith give notice of such determination to the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain SOFR Loans hereunder shall be suspended until the Administrative Agent revokes such notice in writing. Upon receipt of such notice, the Borrower may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Borrower does not revoke such notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrower, in the amount specified in the applicable notice submitted by the Borrower, but such Loans shall be made, converted or continued as Base Rate Loans. 11.6 [Reserved]. 11.7 Certificates of Lenders. Any Lender claiming reimbursement or compensation pursuant to this Article XI shall deliver to the Borrower (with a copy to the Administrative Agent) a certificate setting forth in reasonable detail the amount payable to such Lender hereunder and such certificate shall be conclusive and binding on the Borrower in the absence of manifest error.

176 6002802639.21 [Remainder of Page Intentionally Left Blank]

[Signature Page to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above. ALTI GLOBAL, INC., a Delaware corporation, as Ultimate Parent and a Guarantor By: _______________________________ Name: Kevin Moran Title: President and Chief Operating Officer Docusign Envelope ID: E617E8A4-6879-8ECF-8333-342DD347FC149CF81C7 7D79-8C1B- 0F5-A51FCA711A0E

[Signature Page to Credit Agreement] ALTI GLOBAL HOLDCO, INC., a Delaware corporation, as a Holding Company and a Guarantor By: _______________________________ Name: Kevin Moran Title: Vice President, Secretary and Treasurer Docusign Envelope ID: E617E8A4-6879-8ECF-8333-342DD347FC149CF81C7 7D79-8C1B- 0F5-A51FCA711A0E

[Signature Page to Credit Agreement] ALTI GLOBAL CAPITAL, LLC, a Delaware limited liability company, as Holdings, a Holding Company and a Guarantor By: _______________________________ Name: Kevin Moran Title: Chief Operating Officer Docusign Envelope ID: E617E8A4-6879-8ECF-8333-342DD347FC149CF81C7 7D79-8C1B- 0F5-A51FCA711A0E

[Signature Page to Credit Agreement] TIEDEMANN WEALTH MANAGEMENT HOLDINGS, LLC, a Delaware limited liability company, as a Holding Company and a Guarantor By: _______________________________ Name: Kevin Moran Title: Authorized Signatory Docusign Envelope ID: E617E8A4-6879-8ECF-8333-342DD347FC149CF81C7 7D79-8C1B- 0F5-A51FCA711A0E

[Signature Page to Credit Agreement] ALTI GLOBAL HOLDINGS, LLC, a Delaware limited liability company, as the Borrower By: _______________________________ Name: Kevin Moran Title: President and Chief Operating Officer Docusign Envelope ID: E617E8A4-6879-8ECF-8333-342DD347FC149CF81C7 7D79-8C1B- 0F5-A51FCA711A0E

[Signature Page to Credit Agreement] ALTI GLOBAL WEALTH MANAGEMENT HOLDINGS LIMITED, as a UK Guarantor By: ________________________________ Name: Title: Director By: ________________________________ Name: Title: Director

[Signature Page to Credit Agreement] ALTI WEALTH MANAGEMENT HOLDINGS (UK) LIMITED, as a UK Guarantor By: ________________________________ Name: Title: Director By: ________________________________ Name: Title: Director

[Signature Page to Credit Agreement] ALTI WEALTH MANAGEMENT HOLDINGS (UK) LIMITED, as a UK Guarantor By: ________________________________ Name: Title: Director By: ________________________________ Name: Title: Director

[Signature Page to Credit Agreement] TIEDEMANN INTERNATIONAL HOLDINGS (UK) 1 LTD, as a UK Guarantor By: ________________________________ Name: Title: Director By: ________________________________ Name: Title: Director

[Signature Page to Credit Agreement] TIEDEMANN INTERNATIONAL HOLDINGS (UK) 2 LTD, as a UK Guarantor By: ________________________________ Name: Title: Director By: ________________________________ Name: Title: Director

[Signature Page to Credit Agreement] ALTI ALTERNATIVE HOLDINGS LIMITED, as a UK Guarantor By: ________________________________ Name: Title: Director By: ________________________________ Name: Title: Director

[Signature Page to Credit Agreement] ALTI INTERNATIONAL OPERATIONS LIMITED, as a UK Guarantor By: ________________________________ Name: Title: Director By: ________________________________ Name: Title: Director

[Signature Page to Credit Agreement] ALTI ALTERNATIVE INVESTMENT MANAGEMENT LIMITED, as a UK Guarantor By: ________________________________ Name: Title: Director By: ________________________________ Name: Title: Director

[Signature Page to Credit Agreement] DIAMETER FINANCE ADMINISTRATION LLC, as Administrative Agent By: Diameter Capital Partners LP, its sole member By:__________________________________________ Name: Michael Cohn Title: General Counsel

[Signature Page to Credit Agreement] DIAMETER CREDIT COMPANY, as a Lender By:__________________________________________ Name: Michael Cohn Title: General Counsel DIAMETER CREDIT COMPANY HOLDINGS II LLC, as a Lender By: Diameter Credit Company, its sole member By:____________________________________ Name: Michael Cohn Title: General Counsel DIAMETER DYNAMIC CREDIT FUND, as a Lender By: Diameter DCF Advisor LLC, as Investment Advisor By: Diameter Capital Partners LP, as its Managing Member By:____________________________________ Name: Michael Cohn Title: General Counsel

[Signature Page to Credit Agreement] AMAPS 4 SMA (DIA DC) LLC, as a Lender By: DAMAPS Advisor LLC, as Investment Sub-Advisor By: Diameter Capital Partners LP, as its Managing Member By:____________________________________ Name: Michael Cohn Title: General Counsel DPRR FUND I LP, as a Lender By: Diameter Principal Finance Partnership LP, as its investment manager By:____________________________________ Name: Michael Cohn Title: General Counsel DPRR FUND I HOLDINGS LLC, as a Lender By: DPRR Fund I LP, its sole member By: Diameter Principal Finance Partnership LP, as its investment manager By:____________________________________ Name: Michael Cohn Title: General Counsel

[Signature Page to Credit Agreement] KENNEDY LEWIS CAPITAL COMPANY By: Kennedy Lewis Capital Holdings LLC, its Investment Manager as a Lender By:__________________________________________ Name: Anthony Pasqua Title: Authorized Signature LIBERTY ORIGINATION SOLUTIONS LLC, as a Lender By:__________________________________________ Name: Anthony Pasqua Title: Authorized Signature

[Signature Page to Credit Agreement] ACMP HOLDINGS, LLC, as a Lender By: _________________________________ Name: William B. Kuesel Title: Vice President

Schedules to Credit Agreement

SCHEDULE 2.1(a)

Initial Term Loan Commitments and DDTL Commitments

Lender	Closing Date Term Loan Commitment	DDTL Commitment	Term Loan Commitment
Diameter Credit Company Holdings II LLC	$2,800,000.00	$0.00	$2,800,000.00
Diameter Credit Company	$0.00	$3,200,000.00	$3,200,000.00
AMAPS 4 SMA (DIA DC) LLC	$418,352.94	$478,117.65	$896,470.59
Diameter Dynamic Credit Fund	$461,176.47	$527,058.83	$988,235.30
DPRR Fund I Holdings LLC	$2,470,588.23	$0.00	$2,470,588.23
DPRR Fund I LP	$0.00	$2,823,529.41	$2,823,529.41
ACMP Holdings, LLC	$4,885,176.47	$5,583,058.82	$10,468,235.29
Kennedy Lewis Capital Company	$2,800,000.00	$3,200,000.00	$6,000,000.00
Liberty Origination Solutions LLC	$14,164,705.89	$16,188,235.29	$30,352,941.18
Total	**$28,000,000**	**$32,000,000**	**$60,000,000**

Page 1

Schedules to Credit Agreement Page 2 SCHEDULE 2.1(b) Revolving Loan Commitments Lender Revolving Loan Commitment Diameter Credit Company $2,500,000.00 AMAPS 4 SMA (DIA DC) LLC $373,529.41 Diameter Dynamic Credit Fund $411,764.70 DPRR Fund I LP $2,205,882.36 ACMP Holdings, LLC $4,361,764.71 Kennedy Lewis Capital Company $2,500,000.00 Liberty Origination Solutions LLC $12,647,058.82 Total $25,000,000

Schedules to Credit Agreement Page 3 SCHEDULE 4.5 Litigation None.

Schedules to Credit Agreement Page 4 SCHEDULE 4.8 Margin Stock None.

Schedules to Credit Agreement Page 5 SCHEDULE 4.9 Real Estate (1) 22 Vanderbilt Ave, 27th Floor, New York, NY 10017

Schedules to Credit Agreement Page 6 SCHEDULE 4.12 Environmental None.

Schedules to Credit Agreement Page 7 SCHEDULE 4.15 Labor Relations None.

Schedules to Credit Agreement

SCHEDULE 4.18

Ventures, Subsidiaries and Affiliates; Outstanding Equity Interests

Part I -- Subsidiaries[1]

Parent Entity	Direct Subsidiary	Ownership %	Credit Party	Excluded Subsidiary	Immaterial Subsidiary	Foreign Subsidiary Guarantor	Subsidiary Capitalization	Comments
Subsidiaries of AlTi Global, Inc.								
AlTi Global, Inc.	AlTi Global Holdco, Inc.	100%	Yes	No	No	No	100 shares of Common Stock, par value $0.01 per share	
AlTi Global, Inc.	AlTi Global Capital, LLC	100% Voting / 67.13% Units	Yes	No	No	No	Membership Interests	
Subsidiaries of AlTi Global Holdco, Inc.								
AlTi Global Holdco, Inc.	AlTi Global Capital, LLC	7.74% Units	Yes	No	No	No	Membership Interests	
Subsidiaries of AlTi Global Capital, LLC								
AlTi Global Capital, LLC	AlTi Global Topco Limited	100%	No	No	Yes	No	1 ordinary share of £0.01	
AlTi Global Capital, LLC	AlTi Global Holdings, LLC	100%	Yes	No	No	No	Membership Interests	
AlTi Global Capital, LLC	Tiedemann Wealth Management Holdings, LLC	100%	Yes	No	No	No	Membership Interests	
Subsidiaries of Tiedemann Wealth Management Holdings, LLC								

[1] Designations as Credit Party notated as of the Closing Date and prior to giving effect to the accession requirements set forth in Section 5.13(g) and Exhibit 5.13(g).

Page 8

Schedules to Credit Agreement

Parent Entity	Direct Subsidiary	Ownership %	Credit Party	Excluded Subsidiary	Immaterial Subsidiary	Foreign Subsidiary Guarantor	Subsidiary Capitalization	Comments
Tiedemann Wealth Management Holdings, LLC	Tiedemann Trust Company	100%	No	Yes	No	No	5,000 shares of Common Stock, par value $500.00 per share	Excluded Subsidiary (h)
Subsidiaries of AlTi Global Holdings, LLC (Borrower)								
AlTi Global Holdings, LLC	AlTi Asset Management Holdings, LLC	100%	Yes	No	No	No	Membership Interests	
AlTi Global Holdings, LLC	AlTi Wealth & Capital Solutions Holdings, LLC	100%	Yes	No	No	No	Membership Interests	
Subsidiaries of AlTi Asset Management Holdings, LLC								
AlTi Asset Management Holdings, LLC	TIG Trinity GP, LLC	100%	No	No	No	No	Membership Interests	
AlTi Asset Management Holdings, LLC	TIG Trinity Management, LLC	100%	No	No	No	No	Membership Interests	
AlTi Asset Management Holdings, LLC	AlTi Asset Management Holdings Limited	100%	No	No	No	No		Insolvent UK Subsidiary
Subsidiaries of AlTi Wealth & Capital Solutions Holdings, LLC								
AlTi Wealth & Capital Solutions	AlTi Global Wealth Management	100%	Yes	No	No	Yes	2 ordinary shares of £0.01 each	

Page 9

Schedules to Credit Agreement Page 10 Parent Entity Direct Subsidiary Ownership % Credit Party Excluded Subsidiary Immaterial Subsidiary Foreign Subsidiary Guarantor Subsidiary Capitalization Comments Holdings, LLC Holdings Limited AlTi Wealth & Capital Solutions Holdings, LLC AlTi Alternative Holdings Limited 100% Yes No No Yes 100 ordinary shares of £1.00 each AlTi Wealth & Capital Solutions Holdings, LLC Alvarium CI (US), LLC 100% Yes No No No Membership Interests AlTi Wealth & Capital Solutions Holdings, LLC AlTi International Operations Limited 100% Yes No No Yes 102 ordinary shares of £0.01 each AlTi Wealth & Capital Solutions Holdings, LLC AlTi Wealth Management Holdings (UK) Limited 100% Yes No No Yes 1 ordinary share of £0.01 AlTi Wealth & Capital Solutions Holdings, LLC AlTi Wealth & Capital Solutions Corporate, LLC 100% Yes No No No Membership Interests AlTi Wealth & Capital Solutions Holdings, LLC Tiedemann Wealth Management Holdings, Inc. 100% Yes No No No 1,000 shares of Common Stock, par value $0.01 per share AlTi Wealth & Capital Solutions Holdings, LLC TWMH Investments, Inc. 100% Yes No No No 100 shares of Common Stock,

Schedules to Credit Agreement Page 11 Parent Entity Direct Subsidiary Ownership % Credit Party Excluded Subsidiary Immaterial Subsidiary Foreign Subsidiary Guarantor Subsidiary Capitalization Comments par value $0.01 per share AlTi Wealth & Capital Solutions Holdings, LLC Alvarium Investment Management (US) Holdings Corp 100% Yes No No No 5,000 shares of Common Stock, par value $1.00 per share AlTi Wealth & Capital Solutions Holdings, LLC AlTi Wealth Management (US International), Inc. 100% Yes No No No 200,000 shares of Common Stock, par value $0.01 per share; 400,000 shares of Preferred Stock, par value $0.01 per share AlTi Wealth & Capital Solutions Holdings, LLC East End Advisors, LLC 100% Yes No No No Membership Interests AlTi Wealth & Capital Solutions Holdings, LLC Tiedemann Advisors, LLC 99% Yes No No No Membership Interests Subsidiaries of TIG Trinity Management, LLC TIG Trinity Management, LLC TIG Advisors, LLC2 99% No Yes No No Membership Interests Excluded Subsidiary (j) TIG Trinity Management, LLC TIG Trinity Management, Inc. 100% Yes No No No 1,000 shares of Common Stock, par value $0.01 per share Subsidiaries of TIG Trinity GP, LLC 2 TIG Trinity Management, Inc. is the registered owner of 1.0% of the outstanding equity interests of TIG Advisors, LLC

Schedules to Credit Agreement

Parent Entity	Direct Subsidiary	Ownership %	Credit Party	Excluded Subsidiary	Immaterial Subsidiary	Foreign Subsidiary Guarantor	Subsidiary Capitalization	Comments
TIG Trinity GP, LLC	TFI Partners, LLC	100%	No	No	No	No	Membership Interests	
TIG Trinity GP, LLC	TIG Opportunity Partners, LLC	100%	No	No	No	No	Membership Interests	
Subsidiaries of AlTi Wealth Management Holdings (UK) Limited								
AlTi Wealth Management Holdings (UK) Limited	AlTi Wealth Management (UK) Limited	100%	No	No	No	Yes	1001 ordinary shares of £0.01 each	Excluded Subsidiary clause (l)
AlTi Wealth Management Holdings (UK) Limited	AlTi Wealth Management Holdings (UK) 2 Limited	100%	Yes	No	No	Yes	1000 ordinary shares of £0.01 each	
Subsidiaries of AlTi Alternative Holdings Limited								
AlTi Alternative Holdings Limited	Alvarium RE Global Opportunities I GP Limited	100%	No	Yes	No	No	1 ordinary share of £1	Excluded Subsidiary clause (c)(i)
AlTi Alternative Holdings Limited	Alti Alternative Investment Management Limited	100%	Yes	No	No	Yes	1 ordinary share of £0.01	
Subsidiaries of AlTi Global Wealth Management Holdings Limited								
AlTi Global Wealth Management Holdings Limited	AlTi Wealth Management (France) S.A.S	100%	No	Yes	No	No	4,985,000 shares of EUR 1 each	Excluded Subsidiary clause (c)(i)
AlTi Global Wealth Management Holdings Limited	AlTi Wealth Management (Portugal) - Empresa De	100%	No	Yes	No	No	540,000 of EUR 5 each	Excluded Subsidiary clause (c)(i)

Page 12

Schedules to Credit Agreement

Parent Entity	Direct Subsidiary	Ownership %	Credit Party	Excluded Subsidiary	Immaterial Subsidiary	Foreign Subsidiary Guarantor	Subsidiary Capitalization	Comments
	Investimento, S.A.							
AlTi Global Wealth Management Holdings Limited	AlTi Wealth Management (Hong Kong) Limited	100%	No	Yes	No	No	7,167,000 ordinary shares of HK $1.00 each	Excluded Subsidiary clause (c)(i)
AlTi Global Wealth Management Holdings Limited	AlTi Wealth Management Holdings (Switzerland) AG	100%	No	No	No	No	14,040 of CHF10.00 each	
AlTi Global Wealth Management Holdings Limited	AlTi Wealth Management (Singapore) Pte Ltd	100%	No	Yes	No	No	250,000 ordinary shares of SGD1	Excluded Subsidiary clause (c)(i)
AlTi Global Wealth Management Holdings Limited	AlTi Global Services, UNIPESSOAL LDA	100%	No	Yes	No	No	1,000 shares of EUR1	Excluded Subsidiary clause (c)(i)
AlTi Global Wealth Management Holdings Limited	AlTi Wealth Management Holdings (Germany) GmbH	100%	No	No	No	No	25,000 shares of EUR1	
Subsidiaries of Tiedemann Advisors, LLC								
Tiedemann Advisors, LLC	Tiedemann Advisors GP, LLC	100%	Yes	No	No	No	Membership Interests	
Subsidiaries of Alvarium Investment Management (US) Holdings Corp								
Alvarium Investment Management (US) Holdings Corp	Alvarium Investment Managers (US), LLC	100%	Yes	No	No	No	Membership Interests	

Page 13

Schedules to Credit Agreement

Parent Entity	Direct Subsidiary	Ownership %	Credit Party	Excluded Subsidiary	Immaterial Subsidiary	Foreign Subsidiary Guarantor	Subsidiary Capitalization	Comments
Subsidiaries of AlTi Wealth Management Holdings (Switzerland) AG								
AlTi Wealth Management Holdings (Switzerland) AG	AlTi Wealth Management (Switzerland – US) AG	100%	No	No	No	No	100,000 shares of CHF1.00 each	
AlTi Wealth Management Holdings (Switzerland) AG	AlTi Wealth Management (Switzerland) SA	100%	No	No	No	No	123,456 par value of CHF1.00 each	
Subsidiaries of AlTi Wealth Management Holdings (UK) 2 Limited								
AlTi Wealth Management Holdings (UK) 2 Limited	Alvarium Investment Managers (UK) LLP	99%	No	Yes	No	No	LLP membership interest	In liquidation
AlTi Wealth Management Holdings (UK) 2 Limited	Tiedemann International Holdings (UK) 1 Ltd	100%	Yes	No	No	Yes	100 Ordinary shares of £1	
AlTi Wealth Management Holdings (UK) 2 Limited	Tiedemann International Holdings (UK) 2 Ltd	100%	Yes	No	No	Yes	100 Ordinary shares of £1	
Subsidiaries of Tiedemann International Holdings (UK) 1 Ltd								
Tiedemann International Holdings (UK) 1 Ltd	None[3]		No	Select	Select	Select		
Subsidiaries of AlTi Wealth Management Holdings (Germany) GmbH								
AlTi Wealth Management	Kontora Family Office GmbH	100%	No	No	No	No	711,234 shares of EUR 1 each	

[3] Holds 1.0% Avarium Investment Managers (UK) LLP

Page 14

Schedules to Credit Agreement Page 15 Parent Entity Direct Subsidiary Ownership % Credit Party Excluded Subsidiary Immaterial Subsidiary Foreign Subsidiary Guarantor Subsidiary Capitalization Comments Holdings (Germany) GmbH Unrestricted Subsidiaries: None. Insolvent UK Subsidiaries: AlTi Asset Management Holdings Limited AlTi Asset Management Holdings 2 Limited ALTi RE Public Markets Limited AlTi Strategic Advisory (UK) Limited AlTi RE Limited Alvarium Fund Managers (UK) Limited Social Housing Income Advisors Limited Part II – Joint Ventures and Partnerships The company is the sponsor of various Company Funds and other fund partnerships (that serve as an investment vehicle for the company’s clients). Part III – Options; Warrants; Other Contingent Equity Issuances; Related Instruments AlTi Global Inc. has issued to Allianz Strategic Investments S.à r.l. and CWC AlTi Investor LLC warrants to purchase various of its Equity Interests.

Schedules to Credit Agreement Page 16 SCHEDULE 4.19 Jurisdiction of Organization; Chief Executive Office Schedule 4.19 lists each Credit Party's jurisdiction of organization, legal name and organizational identification number, if any, and the location of such Credit Party's chief executive office or principal place of business, in each case as of the Closing Date. The chief executive office of each Credit Party (other than AlTi Wealth Management (US International), Inc. and East End Advisors, LLC) is: 22 Vanderbilt Ave, 27th Floor, New York, New York 10017 The chief executive office of AlTi Wealth Management (US International), Inc. is 2811 Ponce dE Leon Blvd, Suite 520, Coral Gables, Florida 33134 The chief executive office of East End Advisors, LLC is 610 5th Avenue, Suite 305, New York, New York 10020 Credit Party Name: Jurisdiction of Organization: Organizational ID No.: AlTi Global Holdings, LLC Delaware 6221341 AlTi Global Capital, LLC Delaware 6158329 AlTi Global, Inc. Delaware 7213325 AlTi Global Holdco, Inc. Delaware 7189978 AlTi Asset Management Holdings, LLC Delaware 6221345 AlTi Wealth & Capital Solutions Holdings, LLC Delaware 6221335 Tiedemann Wealth Management Holdings, LLC Delaware 4453281 Alvarium CI (US), LLC Delaware 6910766 AlTi Wealth & Capital Solutions Corporate, LLC Delaware 6221328 Tiedemann Advisors, LLC Delaware 4468235 AlTi Wealth Management (US International), Inc. Delaware 4738167 Alvarium Investment Managers (US), LLC Delaware 5887440 Alvarium Investment Management (US) Holdings Corp. Delaware 5887881 Tiedemann Advisors GP, LLC Delaware 6828325 Tiedemann Wealth Management Holdings, Inc. Delaware 4479523 TWMH Investments, Inc. Delaware 4842460 East End Advisors, LLC New York 080403000734 AlTi Global Wealth Management Holdings Limited England and Wales 13613527

Schedules to Credit Agreement Page 17 AlTi Wealth Management Holdings (UK) Limited England and Wales 13613481 AlTi Wealth Management Holdings (UK) 2 Limited England and Wales 07463794 Tiedemann International Holdings (UK) 1 Ltd England and Wales 13440347 Tiedemann International Holdings (UK) 2 Ltd England and Wales 13440509 AlTi Alternative Holdings Limited England and Wales 16279252 AlTi International Operations Limited England and Wales 11484345 AlTi Alternative Investment Management Limited England and Wales 16732853

Schedules to Credit Agreement Page 18 SCHEDULE 5.17 Post-Closing Obligations 1. Within sixty (60) days after the Closing Date (or such later date as the Administrative Agent and KLIM Representative may agree in their reasonable discretion), the applicable Credit Parties shall satisfy the German and Swiss guarantor accession requirements set forth in Section 5.13(g) and Exhibit 5.13(g). 2. Within sixty (60) days after the Closing Date (or such later date as the Administrative Agent and KLIM Representative may agree in their sole discretion) and in any event prior to the accession of any German Guarantor, the Kontora credit facility described on Schedule 6.5 shall be repaid in full and Ultimate Parent's guarantee thereof released. 3. Within thirty (30) days after the Closing Date (or such later date as the Administrative Agent may agree in its reasonable discretion), the Credit Parties shall deliver to the Administrative Agent certificates and endorsements to the insurance policies of the Credit Parties required by Section 5.6. 4. Within ten (10) days after the Closing Date (or such later date as the Administrative Agent and KLIM Representative may agree in their reasonable discretion), the Credit Parties shall deliver to the Administrative Agent the Intercompany Note, duly executed by the applicable parties thereto and endorsed in blank. 5. Within ten 10 Business Days after the Closing Date (or such later date as the Administrative Agent may agree in its reasonable discretion), the Credit Parties shall deliver to the Administrative Agent original certificates for certificated Pledged Equity, together with executed and undated stock transfer forms in blank. 6. Within five (5) Business Days after the Closing Date (or such later date as the Administrative Agent may agree in its reasonable discretion), the Credit Parties shall deliver to the Administrative Agent a certificate of good standing from the Secretary of State of the State of Delaware for Tiedemann Wealth Management Holdings, Inc.

Schedules to Credit Agreement Page 19 SCHEDULE 6.1 Liens None.

Schedules to Credit Agreement Page 20 SCHEDULE 6.4 Investments Existing investments in Subsidiaries and the following entities: Romspen Investment Corporation Arkkan Capital Management Limited Zebedee Capital Partners, LLP Subsidiaries of the Insolvent UK Subsidiaries AlTi Global, Inc.’s guaranty of the Kontora Family Office credit facility described on Schedule 6.5; provided that, notwithstanding anything to the contrary in the Credit Agreement or any other Loan Document, such guaranty shall automatically, and without any further action by any Person, cease to be listed on this Schedule 6.4 and cease to be permitted under Section 6.4(g) (and shall not be renewed, extended, increased or otherwise modified in reliance thereon) on the earlier of (a) the date on which any German Subsidiary becomes a German Guarantor and (b) the last day of the period within which the German Guarantors are required to accede under Section 5.13(g)(ii)(A) of the Credit Agreement (as such period may be extended in accordance therewith).

Schedules to Credit Agreement

SCHEDULE 6.5
Indebtedness

Kontora Credit Facility.

Kontora Family Office GmbH is the borrower under a term loan EUR 1.000.000 (outstanding EUR 357.139 as of June 30, 2026) and revolving credit facility with a nominal value of EUR 800.000,00 (together, the "Kontora Credit Facility"). AlTi Global Inc. guarantees the Kontora Credit Facility. Notwithstanding anything to the contrary in the Credit Agreement or any other Loan Document, the Kontora Credit Facility and such guaranty (and any Liens securing either of them) shall automatically, and without any further action by any Person, cease to be listed on this Schedule 6.5 and cease to constitute Permitted Surviving Debt or Indebtedness permitted under Section 6.5(b) on the earlier of (a) the date on which any German Subsidiary becomes a German Guarantor and (b) the last day of the period within which the German Guarantors are required to accede under Section 5.13(g)(ii)(A) of the Credit Agreement (as such period may be extended in accordance therewith). No Permitted Refinancing of the Kontora Credit Facility or such guaranty, and no increase in the commitments thereunder, shall be permitted in reliance on this Schedule 6.5.

Earnouts.

No.	Earn-out / Contingent Consideration Arrangement	Origin Transaction / Payees	Description of Obligation	Contingency / Measurement Period	Form of Payment
1.	**Business Combination Earn-out**	Business Combination Agreement (A&R), dated as of October 25, 2022, among Cartesian Growth Corporation, Umbrella Merger Sub, TWMH, TIG GP, TIG MGMT, Alvarium and Umbrella. Payees: the Sponsor and the selling shareholders of TWMH, TIG and Alvarium.	Earn-out securities comprised of 3.3 million Class A Shares, 7.1 million shares of Class B Common Stock and 7.1 million Class B Units (each one Class B share paired with one Class B Unit) issuable (or, in the case of the CGC Sponsor LLC, released from forfeiture; 754,968 outstanding Class A Shares remain subject to performance targets) upon achievement of vesting conditions.	50% vests upon Class A VWAP of $12.50 for 20 of 30 trading days, and the remaining 50% upon Class A VWAP of $15.00 for 20 of 30 trading days, in each case within five years of the January 3, 2023 Closing; deemed vesting in full upon a change of control within such five-year period.	Equity (Class A Shares; Class B Common Stock; Class B Units).
2.	**EEA Earn-out**	Acquisition of all issued and outstanding ownership and membership interests of East End Advisors, LLC	Contingent consideration estimated at $23.3 million at closing (of $93.1 million total purchase consideration); additional cash or equity payments contingent on future EBITDA performance targets.	Future EBITDA performance targets measured between the closing date and the fifth anniversary of the closing	Cash or equity.

Page 21

Schedules to Credit Agreement Page 22 No. Earn-out / Contingent Consideration Arrangement Origin Transaction / Payees Description of Obligation Contingency / Measurement Period Form of Payment ("EEA"), closed April 1, 2024. Payees: sellers of EEA. Settlements of $7.7 million in the quarter ended June 30, 2026 and $7.4 million in fiscal year 2025. date (i.e., through April 1, 2029). 3. Envoi Earn-out Consideration Purchase of substantially all assets of Envoi, LLC ("Envoi"), closed July 1, 2024. Payees: sellers of Envoi. Contingent consideration estimated at $9.0 million in the aggregate at the acquisition date (of $34.3 million total purchase consideration); additional cash or equity consideration contingent on revenue- based performance targets. Future revenue-based performance targets measured between the closing date and the fourth anniversary of the closing date (i.e., through July 1, 2028). Cash or equity. 4. Envoi Earn-out Growth Consideration Same transaction and payees as Item 3 above. Separate revenue-growth-based tranche of the Envoi contingent consideration described in Item 3. A defined percentage of the Envoi growth- consideration earn-out shares is allocated to certain employees as the "Envoi Equity Awards" (compensatory; see Note B). Future revenue-based performance targets measured between the closing date and the fourth anniversary of the closing date (i.e., through July 1, 2028). Cash or equity. 5. Kontora Earn-out Acquisition of all outstanding ownership interests of Kontora Family Office GmbH ("Kontora"), closed April 30, 2025. Payees: sellers of Kontora. Contingent consideration of $5.7 million at the acquisition date (of $15.7 million total purchase consideration); additional cash payments tied to certain revenue streams acquired in the Kontora acquisition, payable annually. Payable annually with respect to certain acquired revenue streams between the closing date and December 31, 2035. Cash. Intercompany Indebtedness listed below for purposes of clause (b) of the final Notwithstanding clause in Section 6.5 and all of the Indebtedness below shall at all times be subject to, and be permitted to the extent permitted by, Section 6.2(d): Lender Borrower

Schedules to Credit Agreement Page 23 TIG Advisors LLC AlTi Global Holdings LLC 23,013,841.44 USD AlTi Wealth Management (Switzerland) AlTi Global Wealth Management Holdings Limited 755,021.93 USD AlTi Wealth Management Holdings (Germany) AlTi Global Wealth Management Holdings Limited 8,515,226.77 USD AlTi Wealth Management Holdings (Germany) AlTi Global Wealth Management Holdings Limited 70,668.39 USD Kontora Family Office GmbH AlTi Global Wealth Management Holdings Limited 1,884,212.44 USD AlTi Wealth Management (Portugal) - Empresa De Investimento, S.A. AlTi Global Wealth Management Holdings Limited 173,377.08 USD AlTi Wealth Management (Portugal) - Empresa De Investimento, S.A. AlTi Wealth Management (US - International) 128,194.75 USD AlTi Wealth Management (Switzerland) SA AlTi Wealth Management (US - International) 4,340,293.25 USD AlTi Wealth Management (Switzerland) SA AlTi Wealth Management Holdings (UK) 2 Limited 30,655.76 USD Alvarium Global Opportunistic GP AlTi Wealth Management (UK) Limited 84,657.54 USD AlTi Wealth Management (Switzerland) SA Tiedemann Advisors 259,442.79 USD Tiedemann Trust Company Tiedemann Wealth Management Holdings, LLC 277,738.98 USD Tiedemann Trust Company Tiedemann Wealth Management Holdings, Inc 22,877.25 USD Tiedemann Trust Company AlTi Global Holdings LLC 30,785.16 USD

Schedules to Credit Agreement Page 24 SCHEDULE 6.6 Transactions with Affiliates (1) Transactions related to the Tax Receivables Agreement (2) Registration rights granted to various current and former shareholders (3) Investor rights agreement with IlWaddi Holdings (4) Investment and Voting Agreements with Allianz Strategic Investments S.à r.l. and CWC AlTi Investor LLC

Schedules to Credit Agreement Page 25 SCHEDULE 10.2 Notices If to the Borrower or any other Loan Party: c/o AlTi Global Holdings, LLC 22 Vanderbilt Avenue, 27th Floor New York, New York 10017 Attention: Kevin Moran and Colleen Graham Email: kevin.moran@alti-global.com; colleen.graham@alti-global.com; HoldCo-Legal@alti-global.com If to the Administrative Agent: Diameter Finance Administration LLC 50 Hudson Yards, 66th Floor New York, NY 10001 Attention: Vishal Shah Email: dlfloans@diametercap.com; diameteragency@alterdomus.com; legal_agency@alterdomus.com If to the KLIM Representative: Kennedy Lewis Investment Management 225 Liberty Street, Suite 4210 New York, New York 10281 Attention: Anthony Pasqua Email: ops@klimllc.com; anthony.pasqua@klimllc.com with a copy to (which shall not constitute notice): Holland & Knight LLP 701 Brickell Avenue, Suite 3300, Miami, FL 33131 Attention: Faisal Kraziem, Esq. Phone Number: 305.789.7765 E-mail: faisal.kraziem@hklaw.com

EXHIBIT 1.1(a) TO CREDIT AGREEMENT FORM OF ASSIGNMENT This ASSIGNMENT (this “Assignment”), dated as of the Effective Date, is entered into between (the “Assignor”) and (the “Assignee”). The parties hereto hereby agree as follows: Borrower: AlTi Global Holdings, LLC, a Delaware limited liability company (the “Borrower”) Administrative Agent: Diameter Finance Administration LLC, as administrative agent for the Lenders (in such capacity and together with its permitted successors and permitted assigns, “Administrative Agent”) Credit Agreement: Credit Agreement, dated as of October 19, 2026, by and among the Borrower, AlTi Global, Inc., a Delaware corporation, as Ultimate Parent, AlTi Global Capital, LLC, a Delaware limited liability company, as Holdings, the other Holding Companies party thereto, the Lenders from time to time party thereto and Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definition are used as defined in the Credit Agreement) [Trade Date: , 20 ]1 Effective Date: , 20 2 1 Insert for informational purposes only if needed to determine other arrangements between the Assignor and the Assignee. 2 To be filled out by the Administrative Agent upon entry in the applicable Register.

Loan/ Commitment Assigned3 Aggregate amount of Commitments or principal amount of Loans for all Lenders4 Aggregate amount of Commitments4 or principal amount of Loans Assigned5 Percentage Assigned6 $ $ % $ $ % $ $ % [THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK] 3 Fill in the appropriate defined term for the type of Loans and/or Commitment under the Credit Agreement that are being assigned under this Assignment (e.g., “Revolving Loan Commitment” (if permitted), “Term Loan”, etc.). 4 In the case of the Revolving Loan Commitment, including Revolving Loans and interests and participations therein. 5 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. The aggregate amounts are inserted for informational purposes only to help in calculating the percentages assigned which, themselves, are for informational purposes only. 6 Set forth, to at least 9 decimals, the Assigned Interest as a percentage of the aggregate Commitment or Loans. This percentage is set forth for informational purposes only and is not intended to be binding. The assignments are based on the amounts assigned not on the percentages listed in this column.

Section 1. Assignment. Assignor hereby sells and assigns to Assignee, and Assignee hereby purchases and assumes from Assignor, Assignor’s rights and obligations in its capacity as Lender under the Credit Agreement (including Liabilities owing to or by Assignor thereunder) and the other Loan Documents, in each case to the extent related to the amounts identified above (the “Assigned Interest”). Section 2. Representations, Warranties and Covenants of Assignor. Assignor: (a) represents and warrants to Assignee and Administrative Agent that (i) it has full power and authority, and has taken all actions necessary for it, to execute and deliver this Assignment and to consummate the transactions contemplated hereby, (ii) it is the legal and beneficial owner of its Assigned Interest and that such Assigned Interest is free and clear of any Lien and other adverse claims and (iii) by executing, signing and delivering this Assignment via ClearPar® or any other electronic settlement system designated by Administrative Agent, the Person signing, executing and delivering this Assignment on behalf of the Assignor is an authorized signer for the Assignor and is authorized to execute, sign and deliver this Assignment; (b) makes no other representation or warranty and assumes no responsibility, including with respect to the aggregate amount of the Loans and Commitments, the percentage of the Loans and Commitments represented by the amounts assigned, any statements, representations and warranties made in or in connection with any Loan Document or any other document or information furnished pursuant thereto, the execution, legality, validity, enforceability or genuineness of any Loan Document or any document or information provided in connection therewith and the existence, nature or value of any Collateral; and (c) assumes no responsibility (and makes no representation or warranty) with respect to the financial condition of any Credit Party or the performance or nonperformance by any Credit Party of any obligation under any Loan Document or any document provided in connection therewith. Section 3. Representations, Warranties and Covenants of Assignees. Assignee: (a) represents and warrants to Assignor and Administrative Agent that (i) it has full power and authority, and has taken all actions necessary for Assignee, to execute and deliver this Assignment and to consummate the transactions contemplated hereby, (ii) except for obtaining the consents, if any, required under the Credit Agreement, it meets all the requirements and is otherwise a Person eligible to be (and not disqualified from being) an assignee under Section 10.9 of the Credit Agreement, (iii) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest assigned to it hereunder and either Assignee or the Person exercising discretion in making the decision for such assignment is experienced in acquiring assets of such type, (iv) by executing, signing and delivering this Assignment via ClearPar® or any other electronic settlement system designated by Administrative Agent, the Person signing, executing and delivering this Assignment on behalf of the Assignee is an authorized signer for the Assignee and is authorized to execute, sign and deliver this Assignment, (v) the representations and warranties required to be made by it under the Credit Agreement are true, correct and complete, and (vi) it is not a Disqualified Institution; (b) irrevocably appoints and authorizes Administrative Agent to take such action on its behalf and to exercise such powers under the Loan Documents as are delegated to Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (c) shall perform in accordance with their terms all obligations that, by the terms of the Loan Documents, are required to be performed by it as a Lender;

(d) confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and shall continue to make its own credit decisions in taking or not taking any action under any Loan Document independently and without reliance upon Administrative Agent, any Lender or any other Indemnitee and based on such documents and information as it shall deem appropriate at the time; (e) acknowledges and agrees that, as a Lender, it may receive material non-public information and confidential information concerning the Credit Parties and their Affiliates and their Equity Interests and agrees to use such information in accordance with Section 10.10 of the Credit Agreement; (f) specifies as its applicable Lending Offices (and addresses for notices) the offices at the addresses set forth beneath its name on the signature pages hereof; (g) shall pay to Administrative Agent an assignment fee in the amount of $3,500 to the extent such fee is required to be paid under Section 10.9 of the Credit Agreement; (h) attaches all documentation required to be delivered by it pursuant to Section 11.1(g) of the Credit Agreement, duly completed and executed by Assignee; [and] (i) agrees to execute and deliver to Administrative Agent any document or instrument reasonably requested by Administrative Agent to effect any of the foregoing; and Section 4. Determination of Effective Date; Register. Following the due execution and delivery of this Assignment by Assignor, Assignee and, to the extent required by Section 10.9 of the Credit Agreement, Borrower, this Assignment (including its attachments) will be delivered to Administrative Agent for its acceptance and recording in the applicable Register. The effective date of this Assignment (the “Effective Date”) shall be the later of (i) the acceptance of this Assignment by Administrative Agent and (ii) the recording of this Assignment in the applicable Register. Administrative Agent shall insert the Effective Date when known in the space provided therefor at the beginning of this Assignment. Section 5. Effect. As of the Effective Date, (a) Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and the Credit Agreement, have the rights and obligations of a Lender under the Credit Agreement and (b) Assignor shall, to the extent provided in this Assignment, relinquish its rights (except those surviving the termination of the Commitments and payment in full of the Obligations) and be released from its obligations under the Loan Documents other than those obligations relating to events and circumstances occurring prior to the Effective Date. Section 6. Distribution of Payments. On and after the Effective Date, Administrative Agent shall make all payments under the Loan Documents in respect of the Assigned Interest (a) in the case of amounts accrued to but excluding the Effective Date, to Assignor and (b) otherwise, to Assignee. Section 7. Miscellaneous. (a) The parties hereto, to the extent permitted by law, waive all right to trial by jury in any action, suit, or proceeding arising out of, in connection with or relating to, this Assignment and any other transaction contemplated hereby. This waiver applies to any action, suit or proceeding whether sounding in tort, contract or otherwise. (b) On and after the Effective Date, this Assignment shall be binding upon, and inure to the benefit of, the Assignor, Assignee, Administrative Agent and their Related Persons and their permitted successors and permitted assigns.

(c) This Assignment shall be governed by, and be construed and interpreted in accordance with, the law of the State of New York. (d) This Assignment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. (e) Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Assignment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart of this Assignment.

[SIGNATURE PAGE FOR ASSIGNMENT] IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their respective officers thereunto duly authorized, as of the date first above written. [NAME OF ASSIGNOR] as Assignor By: ______________________________________ Name: Title: [NAME OF ASSIGNEE] as Assignee By: ______________________________________ Name: Title: Lending Office for SOFR Loans: [Insert Address (including contact name, fax number and e-mail address)] Lending Office (and address for notices) for any other purpose: [Insert Address (including contact name, fax number and e-mail address)]

[SIGNATURE PAGE FOR ASSIGNMENT] ACCEPTED and AGREED this day of , 20 : DIAMETER FINANCE ADMINISTRATION LLC, as Administrative Agent By: Name: Title: ALTI GLOBAL HOLDINGS, LLC, as Borrower7 By: Name: Title: 7 Include only if required pursuant to Section 10.9 of the Credit Agreement.

EXHIBIT 1.1(b) TO CREDIT AGREEMENT FORM OF NOTICE OF BORROWING DIAMETER FINANCE ADMINISTRATION LLC, as Administrative Agent under the Credit Agreement referred to below 50 Hudson Yards, 66th Floor New York, NY 10001 Attn: Vishal Sheth Email: dlfloans@diametercap.com; diameteragency@alterdomus.com; legal_agency@alterdomus.com , 20 Re: AlTi Global Holdings, LLC (the “Borrower”) Reference is made to the Credit Agreement, dated as of October 19, 2026 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, AlTi Global, Inc., a Delaware corporation, as Ultimate Parent, AlTi Global Capital, LLC, a Delaware limited liability company, as Holdings, the other Holding Companies party thereto, the Lenders from time to time party thereto and Diameter Finance Administration LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition are used as defined in the Credit Agreement. The Borrower hereby gives you notice[, pursuant to Section 2.5 of the Credit Agreement]8 of its request of a Borrowing (the “Proposed Borrowing”) under the Credit Agreement and, in connection therewith, sets forth the following information: The date of the Proposed Borrowing is , 20 (the “Funding Date”), which date is a Business Day. [The aggregate principal amount of requested Revolving Loans is $ , of which $ consists of Base Rate Loans and $ consists of SOFR Loans having an initial Interest Period of month[s].]9 [The aggregate principal amount of [Closing Date]10 Term Loans is $ , of which $ consists of Base Rate Loans and $ consists of SOFR Loans having an initial Interest Period of month[s].]11 8 For Revolving Loans and DDTLs. 9 For Revolving Loans. Shall not be less than $100,000. 10 For Closing Date Term Loans. 11 For Term Loans.

[The aggregate principal amount of DDTLs is $ , of which $ consists of Base Rate Loans and $ consists of SOFR Loans having an initial Interest Period of month[s].]12 [The undersigned hereby certifies in [his/her] capacity as an officer of the Borrower and not in an individual capacity, that, except as set forth on Schedule A attached hereto, the following statements are true on the date hereof and will be true on the Funding Date, both before and after giving effect to the Proposed Borrowing and any other Loan to be made on or before the Funding Date:]13 [The following should be included for any Notice of Borrowing delivered after the Closing Date requesting Revolving Loans: (i) the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent that such representation and warranty expressly relates to an earlier date (in which event such representation and warranty was true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date); (ii) no Default or Event of Default has occurred and is continuing, or would reasonably be expected to result after giving effect to Loans and Obligations requested in this Notice of Borrowing; and (iii) after giving effect to the Proposed Borrowing herein, aggregate outstanding amount of Revolving Loans does not exceed the Maximum Revolving Loan Balance.]14 [The following should be included for any Notice of Borrowing requesting DDTLs:15 (i) the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date; (ii) no Default or Event of Default has occurred and is continuing or would result immediately after giving effect to such Proposed Borrowing herein; (iii) the proceeds of the DDTLs are being used solely for the purposes set forth in Section 5.10(c) of the Credit Agreement; (iv) the Total Net Leverage Ratio, calculated on a Pro Forma Basis, after giving effect to the incurrence of the Proposed Borrowing, as of the last day of the most recently ended Test Period, does not exceed 3.50:1.00, as demonstrated in the calculations attached hereto as Exhibit 12 For DDTLs. Shall not be less than $500,000. 13 Included as needed for Borrowings after the Closing Date. 14 For Revolving Loans. 15 To be modified if delivered in connection with a Limited Condition Acquisition.

A; provided that, the proceeds of any such DDTL shall not be netted in calculating the Total Net Leverage Ratio for purposes of this clause (iv); (v) [if the proceeds of such DDTL will be used to finance an Acquisition of a [group or team of individuals consisting of more than five (5) people], the diligence report required by Section 3.3(g) of the Credit Agreement has been delivered to the Administrative Agent;] (vi) the amount of the requested DDTL does not exceed the remaining amount of Aggregate DDTL Commitment; and (vii) the Funding Date does not occur after the DDTL Commitment Expiration Date.] [SIGNATURE PAGES FOLLOW] ALTI GLOBAL HOLDINGS, LLC as Borrower By: Name: Title:

[EXHIBIT A TO NOTICE OF BORROWING]16 16 Include if applicable.

EXHIBIT 1.1(c) TO CREDIT AGREEMENT FORM OF [REVOLVING][TERM] NOTE Lender: [NAME OF LENDER] Principal Amount: $ New York, New York , 20 FOR VALUE RECEIVED, the undersigned, AlTi Global Holdings, LLC, a Delaware limited liability company (the “Borrower”), hereby promises to pay to the Lender set forth above or its registered assigns (the “Lender”) the Principal Amount set forth above, or, if less, the aggregate unpaid principal amount of all [Revolving][Term] Loans (as defined in the Credit Agreement referred to below) of the Lender to Borrower, payable at such times and in such amounts as are specified in the Credit Agreement. Borrower promises to pay interest on the unpaid principal amount of the [Revolving][Term] Loans from the date made until such principal amount is paid in full, payable at such times and at such interest rates as are specified in the Credit Agreement. Demand, diligence, presentment, protest and notice of non- payment and protest are hereby waived by Borrower. Both principal and interest are payable in Dollars to Diameter Finance Administration LLC, as Administrative Agent, at the address set forth in the Credit Agreement, in immediately available funds. This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, dated as of October 19, 2026 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, AlTi Global, Inc., a Delaware corporation, as Ultimate Parent, AlTi Global Capital, LLC, a Delaware limited liability company, as Holdings, the other Holding Companies party thereto, the Lenders from time to time party thereto and Diameter Finance Administration LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition are used as defined in the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of [Revolving][Term] Loans by the Lender to Borrower in an aggregate amount not to exceed at any time outstanding the Principal Amount set forth above, the indebtedness of Borrower resulting from such [Revolving][Term] Loans being evidenced by this Note and (b) contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions specified therein. This Note is a Loan Document, is entitled to the benefits of the Loan Documents and is subject to certain provisions of the Credit Agreement, including Sections 1.2 (Other Interpretive Provisions), 10.16 (Governing Law and Jurisdiction), 10.17 (Waiver of Jury Trial), and 10.21 (Joint and Several), thereof. This Note is a registered obligation, transferable only upon notation in the Register, and no assignment hereof shall be effective until recorded therein. [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above. ALTI GLOBAL HOLDINGS, LLC By: Name: Title:

EXHIBIT 1.1(d) TO CREDIT AGREEMENT FORM OF SOLVENCY CERTIFICATE [•], 20 This certificate (this “Solvency Certificate”) is being executed and delivered pursuant to Section 3.1(a) of that certain Credit Agreement, dated as of October 19, 2026, by and among AlTi Global Holdings, LLC, a Delaware limited liability company, AlTi Global Capital, LLC, a Delaware limited liability company, as Holdings, the other Holding Companies party thereto, AlTi Global, Inc., a Delaware corporation (“Ultimate Parent”), the Persons from time to time party thereto as lenders and Diameter Finance Administration LLC, as administrative agent (the “Credit Agreement”; the terms defined therein being used herein as therein defined). I, [ ], the [chief financial officer][chief executive officer][other officer with analogous duties] of Ultimate Parent, in such capacity and not in an individual capacity, hereby certify on the date hereof as follows: I am familiar with the businesses and assets of Ultimate Parent and its Subsidiaries, taken as a whole, and am duly authorized to execute this Solvency Certificate on behalf of Ultimate Parent pursuant to the Credit Agreement; and As of the date hereof and immediately after giving effect to the Transactions and the incurrence of the indebtedness and obligations being incurred in connection with the Credit Agreement and the Transactions, that, (i) the sum of the debt (including contingent liabilities) of Ultimate Parent and its Subsidiaries, taken as a whole, does not exceed the fair value on a going concern basis of the present assets of Ultimate Parent and its Subsidiaries, taken as a whole; (ii) the capital of Ultimate Parent and its Subsidiaries, taken as a whole, is not unreasonably small in relation to the business of Ultimate Parent and its Subsidiaries, taken as a whole, contemplated as of the date hereof; and (iii) Ultimate Parent and its Subsidiaries, taken as a whole, do not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to generally pay such debt as they mature in the ordinary course of business. For the purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. For the purposes of making any determination pursuant to this paragraph, the Loans shall be deemed to mature on the stated schedule set forth in the Credit Agreement (without giving effect to any acceleration or mandatory prepayment thereof). [Remainder of page intentionally left blank]

[SIGNATURE PAGE TO SOLVENCY CERTIFICATE] IN WITNESS WHEREOF, I have executed this Solvency Certificate on the date first written above. ALTI GLOBAL, INC. By: Name: [•] Title: [•]

EXHIBIT 1.1(e) TO CREDIT AGREEMENT FORM OF SECURED SWAP PROVIDER DESIGNATION NOTICE Date: , Diameter Finance Administration LLC 50 Hudson Yards, 66th Floor New York, NY 10001 Attn: Vishal Sheth Email: dlfloans@diametercap.com; diameteragency@alterdomus.com; legal_agency@alterdomus.com Ladies and Gentlemen: Reference is made to the Credit Agreement dated as of October 19, 2026, (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among ALTI GLOBAL, INC., a Delaware corporation, as Ultimate Parent, ALTI GLOBAL CAPITAL, LLC, a Delaware limited liability company, as Holdings, the other Holding Companies party thereto, ALTI GLOBAL HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), DIAMETER FINANCE ADMINISTRATION LLC, as Administrative Agent (the “Agent”) for the several financial institutions from time to time party thereto (collectively, the “Lenders”) and the Lenders from time to time party thereto. Terms used herein and not otherwise defined shall have the meaning assigned thereto in the Credit Agreement. Each of the Borrower and [counterparty to Secured Rate Contract] (the “Designated Secured Party”) hereby notifies you, pursuant to the terms of the Credit Agreement, that the Designated Secured Party meets the requirements of a Secured Party under the terms of the Credit Agreement and that the Borrower and the Designated Secured Party have entered into that certain [agreement description to be added] (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Specified Agreement”). The Borrower hereby designates the obligations under the Specified Agreement as “Secured Obligations” (as defined in the Guaranty and Security Agreement) for purposes of the Credit Agreement and the other Loan Documents. The Borrower hereby certifies that the Specified Agreement (a) was entered into for the purpose of hedging interest rate risk with respect to the Loans and not for speculative purposes and (b) has an aggregate notional amount that, together with all other Secured Rate Contracts, does not exceed 110% of the aggregate principal amount of the Term Loans then outstanding. The Designated Secured Party hereby (i) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the Collateral Documents and the other Loan Documents as are delegated to or otherwise conferred upon the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (ii) acknowledges that it has received a copy of the Credit Agreement and the Collateral Documents, (iii) agrees to be bound by all of the terms and provisions of the Credit Agreement and the Collateral Documents applicable to a “Secured Party” and a holder of Secured Obligations (as defined in the Guaranty and Security Agreement) under Secured Rate Contracts thereunder to the same extent as if it were a signatory thereto and (iv) acknowledges and agrees that (1) the Agent shall be entitled to all of the indemnifications, exculpations and other rights and protections set forth in the Credit Agreement, the Collateral Documents and the other Loan Documents

(including, without limitation, those set forth in Article IX of the Credit Agreement), (2) the Agent shall not have any duties or obligations to the Designated Secured Party, except to the extent expressly set forth in the Credit Agreement and the Collateral Documents (and subject to the provisions of Article IX of the Credit Agreement), (3) the Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Obligations (as defined in the Guaranty and Security Agreement) arising under the Specified Agreement; provided, that for purposes of any application of payments by the Agent pursuant to Section 2.10(c) of the Credit Agreement, Secured Obligations (as defined in the Guaranty and Security Agreement) arising under the Specified Agreement shall be included in the application described therein if (but only if) the Agent has received written notice of such Secured Obligations (as defined in the Guaranty and Security Agreement), together with such supporting documentation as the Agent may reasonably request, from the Designated Secured Party, (4) the Designated Secured Party shall not have any right to notice of any action or to consent to, direct or object to any action under the Credit Agreement or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than as expressly set forth in Section 9.11 and the second sentence of Section 10.1(b) of the Credit Agreement, and (5) no release of the Liens securing the Collateral or Credit Parties effected in the manner permitted by the Credit Agreement shall require the consent of the Designated Secured Party. Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice. THIS DESIGNATION NOTICE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5.1401 OF THE GENERAL OBLIGATIONS LAW). [Signature pages follow]

[Signature Page to Secured Swap Provider Designation Notice] A duly authorized officer of each of the undersigned has executed this notice as of the day and year set forth above. [•], as a Designated Secured Party By: Name: Title

[Signature Page to Secured Swap Provider Designation Notice] ALTI GLOBAL HOLDINGS, LLC By: Name: Title

EXHIBIT 2.6 TO CREDIT AGREEMENT FORM OF NOTICE OF CONVERSION/CONTINUATION DIAMETER FINANCE ADMINISTRATION LLC, as Administrative Agent under the Credit Agreement referred to below 50 Hudson Yards, 66th Floor New York, NY 10001 Attn: Vishal Sheth Email: dlfloans@diametercap.com; diameteragency@alterdomus.com; legal_agency@alterdomus.com , 20 Re: AlTi Global Holdings, LLC (the “Borrower”) Reference is made to the Credit Agreement, dated as of October 19, 2026 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, AlTi Global, Inc., a Delaware corporation, as Ultimate Parent, AlTi Global Capital, LLC, a Delaware limited liability company, as Holdings, the other Holding Companies party thereto, the Lenders from time to time party thereto and Diameter Finance Administration LLC, as administrative agent for the Lenders. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement. The Borrower hereby gives you irrevocable notice, pursuant to Section 2.6 of the Credit Agreement of its request for the following: (i) a continuation, on , 20 , as SOFR Loans having an Interest Period of month[s] of [Term Loans] [Revolving Loans] in an aggregate outstanding principal amount of $ having an Interest Period ending on the proposed date for such continuation; (ii) a conversion, on , 20 , to SOFR Loans having an Interest Period of month[s] of [Term Loans] [Revolving Loans] in an aggregate outstanding principal amount of $ ; and (iii) a conversion, on , 20 , to Base Rate Loans, of [Term Loans] [Revolving Loans] in an aggregate outstanding principal amount of $ .

[SIGNATURE PAGE TO NOTICE OF CONVERSION/CONTINUATION] [In connection herewith, the undersigned hereby certifies in [his/her] capacity as an officer of the Borrower and not in an individual capacity, that[, except as set forth on Schedule A attached hereto,]17 no Default or Event of Default has occurred and is continuing on the date hereof, both before and after giving effect to any Loan to be made on or before any date for any proposed conversion or continuation set forth above.]18 ALTI GLOBAL HOLDINGS, LLC, as the Borrower By: Name: Title: 17 Include only if there are Defaults or Events of Default to disclose. 18 Only include for continuations of or conversions to SOFR Loans.

EXHIBIT 3.1 TO CREDIT AGREEMENT CLOSING CHECKLIST [See attached.]

1 ALTI – CLOSING CHECKLIST $60,000,000 SENIOR SECURED TERM LOAN FACILITY (which includes a $32,000,000 SENIOR SECURED DELAYED DRAW TERM LOAN FACILITY) $25,000,000 SENIOR SECURED REVOLVING CREDIT FACILITY dated as of October 19, 2026 among ALTI GLOBAL, INC., as Ultimate Parent, ALTI GLOBAL CAPITAL, LLC, as Holdings, ALTI GLOBAL HOLDINGS, LLC, as the Borrower, DIAMETER FINANCE ADMINISTRATION LLC and KENNEDY LEWIS INVESTMENT MANAGEMENT, as Lead Arrangers, and DIAMETER FINANCE ADMINISTRATION LLC as Administrative Agent

LEGEND OF PARTIES “Administrative Agent” Diameter Finance Administration LLC, as Administrative Agent for the Lenders “Borrower” AlTi Global Holdings, LLC, a Delaware limited liability company “Credit Parties” Ultimate Parent, each Holding Company, the Borrower and each Subsidiary Guarantor, as set forth in Schedule I “GDC” Gibson, Dunn & Crutcher LLP, New York and Delaware counsel to the Credit Parties “Holding Companies” Ultimate Parent, Holdings and each other direct and indirect Subsidiary of Ultimate Parent other than the Borrower and its direct and indirect Subsidiaries, including Alti Global Holdco, Inc (“ATH”), Alti Global Capital, LLC (“ATC”), Tiedemann Wealth Management Holdings, LLC and Holdings “Holdings” AlTi Global Capital, LLC, a Delaware limited liability company “PH” Paul Hastings LLP, U.S. and English law counsel to the Administrative Agent, the Lead Arrangers and the Lenders “UK Credit Parties” Each Credit Party incorporated under the laws of England and Wales, as set forth in Schedule I “Ultimate Parent” AlTi Global, Inc., a Delaware corporation

DOCUMENT		RESPONSIBLE PARTIES	EXECUTED BY	STATUS
LOAN DOCUMENTS				
1. **Credit Agreement**		PH	☐ Ultimate Parent ☐ Holdings ☐ Holding Companies ☐ Borrower ☐ Administrative Agent ☐ Lenders	
Schedules				
(i)	Schedule 2.1(a) Initial Term Loan Commitments and DDTL Commitments	PH	---	
(ii)	Schedule 2.1(b) Revolving Loan Commitments	PH	---	
(iii)	Schedule 4.5 Litigation	GDC	---	
(iv)	Schedule 4.8 Margin Stock	GDC	---	
(v)	Schedule 4.9 Real Estate	GDC		
(vi)	Schedule 4.12 Environmental	GDC	---	
(vii)	Schedule 4.15 Labor Relations	GDC	---	
(viii)	Schedule 4.18 Ventures, Subsidiaries and Affiliates; Outstanding Equity Interests	GDC	---	
(ix)	Schedule 4.19 Jurisdiction of Organization; Chief Executive Office	GDC	---	
(x)	Schedule 5.17 Post-Closing Obligations	PH / GDC	---	
(xi)	Schedule 6.1 Liens	GDC	---	
(xii)	Schedule 6.4 Investments	GDC	---	
(xiii)	Schedule 6.5 Indebtedness	GDC	---	
(xiv)	Schedule 6.6 Transactions with Affiliates	GDC	---	
(xv)	Schedule 10.02 Notices	PH / GDC	---	
Exhibits				
(i)	Exhibit 1.1(a) Form of Assignment	PH	---	
(ii)	Exhibit 1.1(b) Form of Notice of Borrowing	PH	---	

3

DOCUMENT RESPONSIBLE PARTIES EXECUTED BY STATUS (iii) Exhibit 1.1(c) Form of Note PH --- (iv) Exhibit 1.1(d) Form of Solvency Certificate PH --- (v) Exhibit 1.1(e) Form of Secured Swap Provider Designation Notice PH --- (vi) Exhibit 2.6 Form of Notice of Conversion/Continuation PH --- (vii) Exhibit 3.1 Closing Checklist PH --- (viii) Exhibit 5.2(b) Form of Compliance Certificate PH --- (ix) Exhibit 6.4(b) Form of Intercompany Note PH --- (x) Exhibit 11.1(g)-1 Form of U.S. Tax Compliance Certificate (Foreign Lenders that are not Partnerships) PH --- (xi) Exhibit 11.1(g)-2 Form of U.S. Tax Compliance Certificate (Foreign Participants that are not Partnerships) PH --- (xii) Exhibit 11.1(g)-3 Form of U.S. Tax Compliance Certificate (Foreign Participants that are Partnerships) PH --- (xiii) Exhibit 11.1(g)-4 Form of U.S. Tax Compliance Certificate (Foreign Lenders that are Partnerships) PH --- 2. Guaranty and Security Agreement PH ☐ Credit Parties ☐ Administrative Agent Annexes --- (i) Annex 1 Form of Pledge Amendment (ii) Annex 2 Form of Joinder Agreement (iii) Annex 3 Form of Intellectual Property Security Agreement PH --- Schedules --- --- (i) Schedule 1 Commercial Tort Claims (ii) Schedule 2 Filings (iii) Schedule 3 Location of Inventory and Equipment (iv) Schedule 4 Pledged Collateral (v) Schedule 5 Intellectual Property GDC --- 3. Trademark Security Agreement PH ☐ Grantors ☐ Administrative Agent 4. Fee Letter PH ☐ Borrower

DOCUMENT RESPONSIBLE PARTIES EXECUTED BY STATUS ☐ Administrative Agent 5. Notes (only if requested by a Lender) PH ☐ Borrower COLLATERAL 6. Pledged Equity Certificates and Transfer Powers GDC ☐ Credit Parties 7. Intercompany Note GDC ☐ Credit Parties and Subsidiaries 8. Intercompany Note Power Credit Parties / GDC ☐ Credit Parties and Subsidiaries 9. UCC-1 Financing Statements PH --- 10. Companies House Filings PH --- 11. Perfection Certificate GDC ☐ Borrower CORPORATE AND ORGANIZATIONAL DOCUMENTS 12. Secretary’s Certificate GDC ☐ Credit Parties (other than UK Credit Parties) (i) Charter Documents GDC --- (ii) Operating Documents GDC --- (iii) Omnibus Resolutions GDC ☐ Credit Parties (iv) Incumbencies GDC ☐ Credit Parties (v) Good Standing Certificates GDC --- 13. Bring-Down Good Standing Certificates GDC --- 14. Officer’s Closing Certificate GDC ☐ Borrower 15. Solvency Certificate GDC ☐ Borrower CFO 16. UK Corporate Authorisations GDC ☐ UK Credit Parties LEGAL OPINIONS

DOCUMENT RESPONSIBLE PARTIES EXECUTED BY STATUS 17. GDC Opinion GDC ☐ GDC 18. 40 Act Opinion 19. PH English law Opinion PH ☐ PH UK DOCUMENTS 20. UK Law Debenture (English law) PH ☐ UK Credit Parties ☐ Administrative Agent 21. UK Share Charge (English law) PH ☐ Holdings ☐ Administrative Agent 22. Formalities Certificate for each UK Credit Party, certifying that each of the documents listed in (a) to (c) below are correct, complete and in full force and effect and have not been amended or superseded and confirming no breach of any guaranteeing, security or similar limit binding on the company: (a) Certificate of Incorporation and Articles of Association (b) Board Resolutions (c) Shareholder Resolutions; and (d) specimen signatures of its authorized signatories GDC ☐ UK Credit Parties 23. Account and Intercompany Receivables Notices 24. UK Share Certificates/STFs MISCELLANEOUS 25. Notice of Borrowing ([three (3)] BDs before Closing) GDC ☐ Borrower 26. KYC/AML/Beneficial Ownership Certification Borrower / GDC --- 27. Insurance Certificates and Endorsements GDC --- 28. Letter of Direction / Funds Flow Borrower / Administrative Agent --- 29. Lien and Lien Searches PH --- 30. UK Company House Searches PH ☐ Agent

DOCUMENT RESPONSIBLE PARTIES EXECUTED BY STATUS 31. Specified Financial Statements Borrower / GDC --- POST-CLOSING 32. Control Agreements PH / GDC --- 33. Stock Powers and Certificates --- 34. Wet Ink Signature Pages

Schedule I

Ultimate Parent and Holding Companies:

ENTITY	JX	CERT. OF INCUMBENCY	CERTIFIED CHARTER		BYLAWS/ LLC AGMTS	RESOLUTIONS	GOOD STANDINGS		SECRETARY'S CERTIFICATES
ULTIMATE PARENT & HOLDING COMPANIES			DATED	RECEIVED		DRAFTED	DATED	RECEIVED	RECEIVED
AlTi Global, Inc.	DE	☐		☐	☐	☐		☐	☐
ALTI GLOBAL HOLDCO, INC.	DE	☐		☐	☐	☐		☐	☐
ALTI GLOBAL CAPITAL, LLC	DE	☐		☐	☐	☐		☐	☐

Borrower:

ENTITY	JX	CERT. OF INCUMBENC Y	CERTIFIED CHARTER		BYLAWS/ LLC AGMTS	RESOLUTIONS	GOOD STANDINGS		SECRETARY'S CERTIFICATES
			DATED	RECEIVED		DRAFTED	DATED	RECEIVED	RECEIVED
ALTI GLOBAL HOLDINGS, LLC	DE	☐		☐	☐	☐		☐	☐

Subsidiary Guarantors:

ENTITY	JX	CERT. OF INCUMBENCY	CERTIFIED CHARTER		BYLAWS/ LLC AGMTS	RESOLUTIONS	GOOD STANDINGS		SECRETARY'S CERTIFICATES
			DATED	RECEIVED		DRAFTED	DATED	RECEIVED	RECEIVED
ALTI ASSET MANAGEMENT HOLDINGS, LLC	DE	☐		☐	☐	☐		☐	☐
AlTi Institutional Services, LLC	DE	☐		☐	☐	☐		☐	☐
ALTI WEALTH & CAPITAL SOLUTIONS CORPORATE, LLC	DE	☐		☐	☐	☐		☐	☐

8

ENTITY	JX	CERT. OF INCUMBENCY	CERTIFIED CHARTER		BYLAWS/ LLC AGMTS	RESOLUTIONS	GOOD STANDINGS		SECRETARY'S CERTIFICATES
			DATED	RECEIVED		DRAFTED	DATED	RECEIVED	RECEIVED
ALTI WEALTH & CAPITAL SOLUTIONS HOLDINGS, LLC	DE	☐		☐	☐	☐		☐	☐
AlTi Wealth Management (US International), Inc.	DE	☐		☐	☐	☐		☐	☐
Alvarium CI (US), LLC	DE	☐		☐	☐	☐		☐	☐
Alvarium Investment Management (US) Holdings Corp.	DE	☐		☐	☐	☐		☐	☐
Alvarium Investment Managers (US), LLC	DE	☐		☐	☐	☐		☐	☐
Tiedemann Wealth Management Holdings, LLC	DE	☐		☐	☐	☐		☐	☐
TWMH Investments, Inc.	DE	☐		☐	☐	☐		☐	☐
Tiedemann Advisors GP, LLC	DE	☐		☐	☐	☐		☐	☐
Tiedemann Advisors, LLC	DE	☐		☐	☐	☐		☐	☐
East End Advisors, LLC	NY	☐		☐	☐	☐		☐	☐
Tiedemann Wealth Management Holdings, Inc.	DE	☐		☐	☐	☐		☐	☐
AlTi Alternative Holdings Limited	UK	☐		☐	☐	☐		☐	☐
AlTi Alternative Investment Management Limited	UK	☐		☐	☐	☐		☐	☐
AlTi Global Wealth Management Holdings Limited	UK	☐		☐	☐	☐		☐	☐
AlTi International Operations Limited	UK	☐		☐	☐	☐		☐	☐
AlTi Wealth Management Holdings (UK) Limited	UK	☐		☐	☐	☐		☐	☐
AlTi Wealth Management Holdings (UK) 2 Limited	UK	☐		☐	☐	☐		☐	☐
AlTi Wealth Management (UK) Limited	UK	☐		☐	☐	☐		☐	☐

ENTITY JX CERT. OF INCUMBENCY CERTIFIED CHARTER BYLAWS/ LLC AGMTS RESOLUTIONS GOOD STANDINGS SECRETARY’S CERTIFICATES DATED RECEIVED DRAFTED DATED RECEIVED RECEIVED Tiedemann International Holdings (UK) 1 Ltd UK ☐ ☐ ☐ ☐ ☐ ☐ Tiedemann International Holdings (UK) 2 Ltd UK ☐ ☐ ☐ ☐ ☐ ☐ Tiedemann Wealth Management Holdings, Inc. DE ☐ ☐ ☐ ☐ ☐ ☐

11 Schedule II Pledged Equity Interests Issuer Record Owner Certificate Numbers Percentage of Ownership Number of Shares Percentage of Ownership Pledged AlTi Global Holdings, LLC Tiedemann Wealth Management Holdings, Inc. AlTi Asset Management Holdings, LLC AlTi Wealth & Capital Solutions Holdings, LLC AlTi Institutional Services, LLC AlTi Wealth & Capital Solutions Corporate, LLC Alvarium CI (US), LLC Tiedemann Advisors, LLC Tiedemann Advisors, LLC East End Advisors, LLC TWMH Investments, Inc. AlTi Wealth Management (US International), Inc.

Issuer Record Owner Certificate Numbers Percentage of Ownership Number of Shares Percentage of Ownership Pledged Alvarium Investment Management (US) Holdings Corp. Tiedemann Wealth Management Holdings, LLC

Schedule III UCC-1 Financing Statements and Companies House Filings ENTITY JURISDICTION FILED AlTi Global, Inc. Delaware ☐ AlTi Global Holdco, Inc. Delaware ☐ AlTi Global Capital, LLC Delaware ☐ Tiedemann Wealth Management Holdings, Inc. Delaware ☐ AlTi Global Holdings, LLC Delaware ☐ AlTi Asset Management Holdings, LLC Delaware ☐ AlTi Institutional Services, LLC Delaware ☐ AlTi Wealth & Capital Solutions Corporate, LLC Delaware ☐ AlTi Wealth & Capital Solutions Holdings, LLC Delaware ☐ AlTi Wealth Management (US International), Inc. Delaware ☐ Alvarium CI (US), LLC Delaware ☐ Alvarium Investment Management (US) Holdings Corp. Delaware ☐ Alvarium Investment Managers (US), LLC Delaware ☐ Tiedemann Wealth Management Holdings, LLC Delaware ☐ TWMH Investments, Inc. Delaware ☐ Tiedemann Advisors GP, LLC Delaware ☐ Tiedemann Advisors, LLC Delaware ☐ East End Advisors, LLC New York ☐ AlTi Alternative Holdings Limited England and Wales (Companies House) ☐ AlTi Alternative Investment Management Limited England and Wales (Companies House) ☐ AlTi Global Wealth Management Holdings Limited England and Wales (Companies House) ☐ AlTi International Operations Limited England and Wales (Companies House) ☐ AlTi Wealth Management (UK) Limited England and Wales (Companies House) ☐ AlTi Wealth Management Holdings (UK) 2 Limited England and Wales (Companies House) ☐ AlTi Wealth Management Holdings (UK) Limited England and Wales (Companies House) ☐ Tiedemann International Holdings (UK) 1 Ltd England and Wales (Companies House) ☐ Tiedemann International Holdings (UK) 2 Ltd England and Wales (Companies House) ☐

EXHIBIT 5.2(b) TO CREDIT AGREEMENT FORM OF COMPLIANCE CERTIFICATE AlTi Global Holdings, LLC Date: , 20 This Compliance Certificate (this “Certificate”) is given by AlTi Global Holdings, LLC, a Delaware limited liability company (“Borrower”), pursuant to Section 5.2(b) of that certain Credit Agreement, dated as of October 19, 2026, by and among Borrower, AlTi Global, Inc., a Delaware corporation, as Ultimate Parent, AlTi Global Capital, LLC, a Delaware limited liability company, as Holdings, the other Holding Companies party thereto, Diameter Finance Administration LLC, as administrative agent for the Lenders (in such capacity and together with its successors and permitted assigns, “Administrative Agent”), and the Lenders from time to time party thereto (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement. The officer executing this Certificate is a Responsible Officer of Borrower and as such is duly authorized to execute and deliver this Certificate on behalf of Borrower. By executing this Certificate, such officer hereby certifies in [his/her] capacity as a Responsible Officer of Borrower, and not in an individual capacity, to Administrative Agent and the Lenders, on behalf of Borrower, that: (a) the financial statements delivered with this Certificate in accordance with Section 5.1[(a)] [(b)] of the Credit Agreement fairly present, in all material respects, in accordance with GAAP the financial position and the results of operations of Ultimate Parent and its Subsidiaries as of the dates thereof and for the periods covered by such financial statements (subject, in the case of interim financial statements, to normal year-end adjustments and the absence of footnote disclosures); (b) Annex A hereto includes a correct calculation of Consolidated EBITDA and Consolidated Total Net Indebtedness for the relevant periods ended , 20 ; Annex B includes a correct calculation of the financial covenant contained in Section 7.1 of the Credit Agreement, in each case, for the relevant periods ended , 20 [Borrower Note: Include following re Excess Cash Flow only for Certificate delivered for end of applicable Fiscal Years] [and Excess Cash Flow (including a correct calculation of any required prepayment) for the Fiscal Year ended [December 31, 20 ]]; (c) to the best of such officer’s knowledge, no Default or Event of Default exists [except as specified on Annex C attached hereto]; (d) [Borrower Note: Include this paragraph only for Certificate delivered for end of applicable Fiscal Years and each other Certificate delivered for any Fiscal Quarter during which any Available Amount was utilized] as of , 20 , Annex D includes a calculation of the Available Amount; and (e) since the Closing Date and except as disclosed in prior Certificates delivered to Administrative Agent, no Credit Party and no Subsidiary of any Credit Party has:

(i) changed its legal name, legal identity, jurisdiction of incorporation, organization or formation or organizational structure or formed or acquired any Subsidiary except as follows: ; (ii) acquired all or substantially all of the assets of, or merged or consolidated with or into, any Person, except as follows: ; (iii) changed its chief executive office, except as follows: ; or (iv) acquired Intellectual Property required to be disclosed on Schedule 5 of the Guaranty and Security Agreement for such Credit Party except as follows: [Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, Borrower has caused this Certificate to be executed by one of its Responsible Officers this day of , 20 . ALTI GLOBAL HOLDINGS, LLC Name: Title: Note: Unless otherwise specified, all financial covenants are calculated for Ultimate Parent and its Restricted Subsidiaries on a consolidated basis in accordance with GAAP. All calculations are without duplication.

A-1 ANNEX A TO COMPLIANCE CERTIFICATE Consolidated EBITDA and Consolidated Total Net Indebtedness I. Calculation of Consolidated EBITDA19 Consolidated EBITDA means, with respect to Ultimate Parent and its Restricted Subsidiaries on a consolidated basis for a Test Period: A. Aggregate net income (or loss) of the Ultimate Parent and its Restricted Subsidiaries on a consolidated basis for the applicable period of measurement taken as a single accounting period determined in accordance with GAAP: Plus, following the consummation of the TIG Advisors Conversion (but only to the extent (i) such conversion occurs on or prior to the TIG Advisors Conversion Date and (ii) is not otherwise included in Consolidated Net Income) amounts actually received on account of the non-voting Equity Interest received in connection therewith Less, to the extent included above in net income for such period, without duplication: (a) the income of any Person (other than a Restricted Subsidiary of Ultimate Parent) in which any other Person (other than Ultimate Parent or any of its Restricted Subsidiaries) has a joint interest, except to the extent of amounts actually paid in cash to Ultimate Parent or a Restricted Subsidiary of Ultimate Parent during such period, whether by dividends, distributions, intercompany loan repayments or otherwise, but excluding, for the avoidance of doubt, any Excluded Economic (b) [reserved]; (c) [reserved]; (d) [reserved]; (e) any gains (losses) resulting from the return of surplus assets of any Plan; (f) [reserved]; (g) except to the extent required for pro forma calculations in accordance with Section 1.6 of the Credit Agreement, the income of any Person accrued prior to the date it becomes a Restricted Subsidiary 19 To be calculated in accordance with Section 1.6 of the Credit Agreement.

A-2 ANNEX A TO COMPLIANCE CERTIFICATE Consolidated EBITDA and Consolidated Total Net Indebtedness of Ultimate Parent or is merged into or consolidated with Ultimate Parent or any of its Restricted Subsidiaries; (h) the effect of any gain (loss) in respect of post retirement benefits as a result of the application of FASB ASC 715-60; (i) any non-recurring tax benefits resulting from the transactions contemplated by the Loan Documents; (j) the cumulative effect of a change in accounting principles and changes as a result of the adoption or modification of accounting policies during such period ; and minus (k) effects of adjustments pursuant to GAAP resulting from the application of purchase accounting in relation to any Permitted Acquisition, net of taxes. B. Total exclusions from net income (sum of (A)(a)-(A)(k) above) C. Plus, without duplication, to the extent deducted in the determination of Consolidated Net Income for such period (other than with respect to clauses (x), (xv), (xix) and (xx) below): (i) interest expense; (ii) federal, state and local income tax expense, taxes on profit or capital (including without limitation, state franchise and similar taxes and including with respect to any tax sharing arrangements relating to income taxes and including tax distributions paid as permitted by the Credit Agreement), and foreign franchise tax, withholding tax and like income tax paid or accrued by Borrower and its Restricted Subsidiaries for such period (and minus all tax credits, refunds and similar items); (iii) depreciation and amortization expense (including amortization of capitalized finance expenditures); (iv) all non-cash charges, expenses, items and losses, including, without limitation, (A) non-cash adjustments resulting from the application of Accounting Standards Codification 805, 350 or 360, (B) non-cash items for any management equity plan, supplemental executive retirement plan or stock option plan or other type of compensatory plan for the benefit of officers, directors or employees, (C) non-cash restructuring charges or non-cash reserves in connection with the Transactions, any Permitted Acquisition or any permitted Investment consummated after the Closing Date, (D) all non-cash losses (minus any non-cash gains) from dispositions, (E) non-cash losses (minus any non-cash gains) with respect to swaps, hedges, and other similar arrangements or

A-3 ANNEX A TO COMPLIANCE CERTIFICATE Consolidated EBITDA and Consolidated Total Net Indebtedness instruments that are not entered into for speculative purposes, (F) non-cash charges attributable to any post-employment benefits offered to former employees, (G) non-cash asset impairments, (H) the non-cash effects of purchase accounting or similar adjustments required or permitted by GAAP, (I) any non-cash cumulative effect of a change in accounting principles during such period, (J) non-cash impairment gains and losses resulting from any reappraisal, revaluation or write-up or write-down of assets (including the market-to-market of earnouts and other contingent acquisition consideration) and (K) non-cash foreign currency exchange, translation or performance losses (or minus gains) with respect to intercompany balances and other non-cash performance losses (or minus gains) relating to foreign currency hedging transactions that are not entered into for speculative purposes or currency fluctuations; provided that the foregoing add-backs in this clause (iv) shall not include any non-cash charges, expenses, items or losses to the extent attributable to write-downs or write-offs of accounts receivable or inventory and shall include a deduction for all non- cash gains, income or similar items; (v) [reserved]; (vi) (A) extraordinary (as most recently defined in accordance with GAAP) expenses, and (B) non-recurring or unusual charges, expenses or losses (and minus all extraordinary, non-recurring or unusual gains, income or similar items); (vii) fees, costs and expenses incurred in connection with the Transactions (including debt issuance costs, debt discount or premium and other financing fees and expenses) and, to the extent permitted by the Credit Agreement, any permitted dispositions, any Permitted Acquisition, any actual or proposed issuance of (or amendment or waiver to) permitted Indebtedness (including any earnouts or other contingent acquisition consideration) or issuance, repurchase or redemption of any permitted equity interests, any permitted Dividend or other transactions permitted under the Credit Agreement (or in respect of which the Borrower sought a consent to such transaction), in each case, whether or not consummated (and whether or not permitted under the Credit Agreement or under any other Indebtedness so long as Borrower is seeking an amendment thereof and such amendment is obtained); (viii) (A) fees, costs and expenses related to the Loan Documents and any amendments, restatements, extensions, supplements or modifications thereof and paid or reimbursed to the Administrative Agent, any of the Lenders or any third parties paid or engaged by the Administrative Agent or any of the Lenders or paid or reimbursed to third parties that are paid or engaged by any of the Credit Parties and (B) to the extent paid in cash, fees, costs and expenses related to rate contracts entered into with respect to interest payable under the Credit Agreement;

A-4 ANNEX A TO COMPLIANCE CERTIFICATE Consolidated EBITDA and Consolidated Total Net Indebtedness (ix) any expenses that are reimbursed by unrelated third parties; provided that expenses reasonably expected to be reimbursed by third parties (to the extent not accrued) may be added back only if (A) such reimbursement is contractually committed by an identifiable third party, (B) such expected reimbursement is received within one hundred eighty (180) days of the end of such period and (C) to the extent any amount so added back is not actually reimbursed within such one hundred eighty (180) day period, Consolidated EBITDA for the applicable subsequent test period shall be reduced by the amount of such unreimbursed expense; (x) any cost savings, operating improvements, operational changes, operating expense reductions or cost synergies (but excluding revenue synergies) (“Cost Savings”) arising in connection with any transaction (including any Permitted Acquisition) or strategic initiative that has been consummated or undertaken, net of the amount of actual benefits realized during such period; provided that any such adjustment may only take into account Cost Savings that are (A) a result of actions taken or for which substantial steps have been taken, (B) directly attributable to such specified transaction or strategic initiative, and (C) reasonably identifiable, quantifiable and factually supportable and are reasonably expected to be realized within 18 months after the commencement of such transaction or strategic initiative; (xi) fees, costs, expenses and charges related to restructuring, integration, business optimization, consolidation, rationalization and similar initiatives, recruiting and signing bonuses, severance, lease termination, retention and relocation payments; (xii) cash receipts not included in Consolidated EBITDA or Consolidated Net Income, to the extent non-cash gains relating to such cash receipts were deducted in the calculation of Consolidated EBITDA; (xiii) directors fees, expenses and indemnities accrued, or paid to the directors in accordance with the terms of the Credit Agreement; (xiv) [reserved]; (xv) business interruption insurance proceeds received in cash during such period (to the extent not otherwise included in net income) or reasonably expected to be received; provided that business interruption insurance proceeds reasonably expected to be received may be added back only if (A) such expected proceeds are reasonably expected to be received within three hundred and sixty-five (365) days of the end of such period and (B) to the extent any amount so added back is not actually received in cash within such three hundred and sixty-five (365) day period, Consolidated EBITDA for the

A-5 ANNEX A TO COMPLIANCE CERTIFICATE Consolidated EBITDA and Consolidated Total Net Indebtedness applicable subsequent test period shall be reduced by the amount of such unreceived proceeds; (xvi) [reserved]; (xvii) (A) any net after-tax loss (but without taking into account any fees, expenses and charges relating thereto) (and minus any gains or income) from disposed or discontinued operations (excluding losses in respect of held- for-sale discontinued operations until actually disposed of), in each case other than in the ordinary course of business, and (B) net after tax loss (but without taking into account any fees, expenses and charges relating thereto) or gains or income attributable to asset dispositions or the sale or other disposition of any stock of any Person, in each case other than in the ordinary course of business; (xviii) in connection with a Permitted Acquisition or similar permitted Investment, to the extent not otherwise covered above, all adjustments set forth in the buy-side quality of earnings report prepared by a third-party nationally recognized accountant and delivered to (and reasonably acceptable to) the Administrative Agent and the KLIM Representative; (xix) [reserved]; and (xx) all costs and expenses incurred in connection with any management or equity incentive plan. D. Total add backs to net income (sum of (C)(i)-(C)(xx) above), after giving effect to the Cumulative EBITDA Add-back Cap: E. Decreased, without duplication, by: (i) all Excluded Economics. F. Total deducts to net income (equal to (E)(i) above) G. Consolidated EBITDA (result of A minus B plus D minus F above) II. Calculation of Consolidated Total Indebtedness20 Consolidated Total Indebtedness is calculated as follows: 20 Note: In no event shall the obligations evidenced by the UK Settlement Agreement constitute Consolidated Total Indebtedness.

A-6 ANNEX A TO COMPLIANCE CERTIFICATE Consolidated EBITDA and Consolidated Total Net Indebtedness A. As of any date of determination, for Ultimate Parent and the Restricted Subsidiaries, on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase or recapitalization accounting in connection with any Acquisition or similar Investment): (i) Indebtedness of Ultimate Parent and the Restricted Subsidiaries outstanding on such date consisting of Indebtedness for borrowed money or obligations evidenced by notes, bonds, debentures or similar instruments; (ii) letter of credit reimbursement obligations, to the extent not reimbursed within three (3) Business Days following the drawing thereof, as of the date of measurement; (iii) principal portion of Capital Lease Obligations and purchase money Indebtedness as of date of measurement; (iv) Contingent Acquisition Consideration, other than any Contingent Acquisition Consideration that is not then due and payable; and (v) without duplication, Indebtedness of the types described in clauses (j) and (m) of the definition of Indebtedness in respect of obligations of the type described in clauses (i) through (iv) above (it being understood that the amount of any indebtedness under this clause (v) shall be equal to the amount of the obligation so guarantied or otherwise supported or, if not a fixed or determined amount, the maximum amount so guarantied or supported) B. Consolidated Total Indebtedness (result of the sum of (A)(i)-(A)(v) above) For purposes of determining Consolidated EBITDA under the Credit Agreement for any period that includes historical quarters ending prior to the Closing Date as reflected below, Consolidated EBITDA for such periods shall be the amounts set forth below, subject to receipt of supporting backup reasonably satisfactory to the Administrative Agent and the KLIM Representative: Period (Fiscal Quarter Ending) Consolidated EBITDA September 30, 2025 $5,919,709 December 31, 2025 $10,348,181 March 31, 2026 $15,967,867

A-7 ANNEX A TO COMPLIANCE CERTIFICATE Consolidated EBITDA and Consolidated Total Net Indebtedness June 30, 2026 $6,087,115 III. Calculation of Consolidated Total Net Indebtedness Consolidated Total Net Indebtedness is calculated as follows: A. Consolidated Total Indebtedness: (i) the lesser of (x) the aggregate amount of unrestricted cash and Cash Equivalents of the Borrower and the Guarantors held in Controlled Accounts and (y) $10,000,000. B. Consolidated Total Net Indebtedness (result of A minus (i) above)

B-1 ANNEX B TO COMPLIANCE CERTIFICATE Financial Covenant [and Excess Cash Flow Calculations] I. Section 7.1 of the Credit Agreement: Total Net Leverage Ratio Total Net Leverage Ratio is calculated as follows: A. Consolidated Total Net Indebtedness B. Consolidated EBITDA Total Net Leverage Ratio (result of A divided by B above) Permitted maximum Total Net Leverage Ratio 6.00:1.00 In Compliance Yes/No II. Calculation of Capital Expenditures [Borrower Note: Include Capital Expenditures calculation only for Certificate delivered for end of applicable Fiscal Years.] Capital Expenditures is calculated as follows: A. The aggregate of all expenditures of Ultimate Parent, the Borrower and the Restricted Subsidiaries for the period of measurement which are or are required to be capitalized under GAAP, less, in each case, to the extent otherwise included: (i) Net Proceeds from Asset Sales; (ii) expenditures financed with cash proceeds from Equity Interests issuances or capital contributions; (iii) expenditures financed with cash insurance proceeds and condemnation awards received on account of any Event of Loss to the extent any such amounts are reinvested in productive assets; (iv) that portion of the consideration for a Target in a Permitted Acquisition or other Acquisition permitted under the Credit Agreement; (v) capital expenditures financed with cash proceeds of indemnity payments or third party reimbursements received by a Credit Party or that are contractually required to be reimbursed by a third party (provided that if such expenditure is not so reimbursed in the period provided for such contractual obligation, such expenditure shall, at such time, be included in the calculation of Capital Expenditures);

B-2 ANNEX B TO COMPLIANCE CERTIFICATE Financial Covenant [and Excess Cash Flow Calculations] (vi) the trade-in amount of existing equipment solely to the extent that the gross amount of the purchase price of equipment acquired substantially contemporaneously therewith is reduced by such trade-in amount; and (vii) the purchase price of equipment purchased during such period to the extent that the consideration therefor consists of the proceeds of a concurrent sale of used or surplus equipment. B. Capital Expenditures (result of A minus sum of (A)(i)-(A)(vii)) above)

B-3 ANNEX B TO COMPLIANCE CERTIFICATE Financial Covenant [and Excess Cash Flow Calculations] III. Excess Cash Flow Calculation [Borrower Note: Include ECF calculation only for Certificate delivered for end of applicable Fiscal Years.] Excess Cash Flow is calculated as follows: A. For the applicable Fiscal Year (i) Consolidated EBITDA for such Fiscal Year; plus (ii) the sum of the following for Ultimate Parent, each other Holding Company, the Borrower and the Restricted Subsidiaries: (a) any decrease in Working Capital during such Fiscal Year, measured as the excess of Working Capital at the beginning of such Fiscal Year over Working Capital at the end of such Fiscal Year; (b) any cash income, gains or receipts received during such Fiscal Year to the extent such amounts were deducted from, or otherwise excluded from or not included in, Consolidated Net Income for such Fiscal Year and were not otherwise included in Consolidated EBITDA for such Fiscal Year; (c) any non-cash charges, expenses or losses that were excluded or otherwise reduced Consolidated Net Income in determining Consolidated EBITDA during such Fiscal Year and were not added back to Consolidated EBITDA for such Fiscal Year; (d) any cash reimbursement, indemnity payment or other cash recovery received during such Fiscal Year from a third party, including any seller or other unrelated third party, to the extent the related amount was deducted in calculating Excess Cash Flow for any prior Fiscal Year; and (e) any amount deducted in calculating Excess Cash Flow for any prior Fiscal Year on the basis that such amount was payable, committed, projected or reasonably expected to be paid, to the extent such amount was not actually received in cash during the applicable period for which such deduction was taken; minus (iii) the sum of the following for Ultimate Parent, each other Holding Company, the Borrower and the Restricted Subsidiaries, in each case, to the extent (1) except with respect to clauses (g) and (m) below, paid in cash during such Fiscal Year, (2) not otherwise deducted in

B-4 calculating Excess Cash Flow for such Fiscal Year, (3) not funded with proceeds of Equity Interest issuances or Indebtedness (other than drawings under the Revolving Loan Commitment or any other revolving credit facility), (4) not paid with the Available Amount or the Available Equity Amount and (5) not deducted from Excess Cash Flow for any prior Fiscal Year: (a) Capital Expenditures during such Fiscal Year (and, at the Borrower’s election, after the end of such Fiscal Year and prior to the date of the prepayment required under Section 2.8(e) for the corresponding ECF Period (but without duplication in any succeeding year)) (as calculated in Section II above); (b) scheduled principal payments with respect to Indebtedness permitted under the Credit Agreement, including the Term Loans, and, to the extent the proceeds of any event giving rise to a mandatory prepayment are included in Consolidated EBITDA or otherwise taken into account in calculating Excess Cash Flow, mandatory principal payments with respect to Indebtedness permitted under the Credit Agreement; provided that voluntary prepayments of Loans or other Indebtedness shall not be deducted pursuant to this clause (b) to the extent such voluntary prepayments are applied to reduce any mandatory prepayment required pursuant to Section 2.8(e) of the Credit Agreement; (c) consolidated interest expense (net of cash interest income), and cash fees, commissions, discounts, charges and premiums incurred in connection with Indebtedness, including the Administrative Agent’s fees, Unused Commitment Fees and cash expenses in respect of Hedging Agreements, in each case, to the extent such amounts were added back to Consolidated EBITDA or were excluded from Consolidated Net Income, but only to the extent such add- back or exclusion increased Consolidated EBITDA without a corresponding deduction, subtraction or other reduction to Consolidated EBITDA for such amounts; (d) Taxes paid in cash, Taxes paid pursuant to Tax sharing arrangements, and Tax distributions paid in cash as permitted by Section 6.8(c) of the Credit Agreement, net of tax refunds received in cash during the Fiscal Year, in each case, to the extent such amounts were added back to Consolidated EBITDA or were excluded from Consolidated Net Income, but only to the extent such add-back or exclusion increased Consolidated EBITDA without a corresponding deduction, subtraction or other reduction to Consolidated EBITDA for such amounts;

B-5 (e) Dividends paid in cash during such Fiscal Year (and, at the Borrower’s election, after the end of such Fiscal Year and prior to the date of the prepayment required under Section 2.8(e) of the Credit Agreement for the corresponding ECF Period (but without duplication in any succeeding year)) and permitted by Sections 6.8(b) and 6.8(d) of the Credit Agreement (other than any payment made to Ultimate Parent, any other Holding Company, the Borrower or any Restricted Subsidiary); (f) director fees and expenses and indemnification payments paid in cash during such Fiscal Year to the extent permitted by the Credit Agreement, in each case, to the extent such amounts were added back to Consolidated EBITDA or were excluded from Consolidated Net Income, but only to the extent such add-back or exclusion increased Consolidated EBITDA without a corresponding deduction, subtraction or other reduction to Consolidated EBITDA for such amounts; (g) any increase in Working Capital during such Fiscal Year, measured as the excess of Working Capital at the end of such Fiscal Year over Working Capital at the beginning of such Fiscal Year; (h) cash consideration paid or committed to be paid (so long as the Borrower reasonably expects to satisfy such commitment within 120 days (or in the case of a Permitted Acquisition requiring approvals outside of the United States, 360 days) of the date such commitment is made) in such Fiscal Year (and, at the Borrower’s election, after the end of such Fiscal Year and prior to the date of the prepayment required under Section 2.8(e) for the corresponding ECF Period (but without duplication in any succeeding year)) for Permitted Acquisitions and other Investments permitted pursuant to Section 6.4 of the Credit Agreement, including deferred purchase price, working capital adjustments, holdback payments, indemnity payments and Contingent Acquisition Consideration, but excluding (A) Investments pursuant to Sections 6.4(a), (d), (e), (f), (h), (i), (j), (l) and (o) of the Credit Agreement, (B) any Investment in any Person that is already a Credit Party or a Restricted Subsidiary, and (C) any amounts paid to Ultimate Parent, any other Holding Company, the Borrower or any Restricted Subsidiary; (i) cash payments made during such Fiscal Year (and, at the Borrower’s election, after the end of such Fiscal Year and prior to the date of the prepayment required under Section 2.8(e) for the corresponding ECF Period (but without duplication in any succeeding year)) in respect of long-term liabilities other than Indebtedness, in each case, to the extent such amounts were added back to Consolidated EBITDA or

B-6 were excluded from Consolidated Net Income, but only to the extent such add-back or exclusion increased Consolidated EBITDA without a corresponding deduction, subtraction or other reduction to Consolidated EBITDA for such amounts; (j) cash payments with respect to Indebtedness to the extent expressly permitted to be paid pursuant to Section 6.12(a) or Section 6.12(d) of the Credit Agreement, in each case, to the extent such amounts were added back to Consolidated EBITDA or were excluded from Consolidated Net Income, but only to the extent such add-back or exclusion increased Consolidated EBITDA without a corresponding deduction, subtraction or other reduction to Consolidated EBITDA for such amounts; (k) to the extent not otherwise deducted pursuant to clauses (iii)(a) through (iii)(j) above, all other cash charges and expenses paid in such Fiscal Year, in each case, to the extent such amounts were added back to Consolidated EBITDA or were excluded from Consolidated Net Income, but only to the extent such add-back or exclusion increased Consolidated EBITDA without a corresponding deduction, subtraction or other reduction to Consolidated EBITDA for such amounts; and (m) amounts added back to Consolidated EBITDA pursuant to clause (b)(ix), clause (b)(x) or clause (b)(xv) of the definition thereof, in each case, to the extent such amounts do not represent cash actually received by, or actual cash expense reductions realized by, Ultimate Parent, any other Holding Company, the Borrower or any Restricted Subsidiary during such Fiscal Year; provided that, to the extent any such amount is actually received in cash or realized as a cash expense reduction in any subsequent Fiscal Year, Excess Cash Flow for such subsequent Fiscal Year shall be increased by the amount so received or realized, without duplication of any amount otherwise included in the calculation of Excess Cash Flow for such subsequent Fiscal Year. B. Excess Cash Flow (result of (A)(i) plus (A)(ii) minus (A)(iii) above) C. Required prepayment percentage (see Section 2.8(e) of the Credit Agreement for percentage)21 [50%][25%] [0%] D. Required gross prepayment amount (result of B multiplied by C above) 21 (x) 50% if the Total Net Leverage Ratio as of the last day of such Fiscal Year is greater than 0.02:1.00, (y) 25% if the Total Net Leverage Ratio as of the last day of such Fiscal Year is less than or equal to 0.02:1.00 and greater than 0.00:1.00, and (z) 0% if the Total Net Leverage Ratio as of the last day of such Fiscal Year is less than or equal to 0.00:1.00

B-7 Minus: E. the aggregate amount of voluntary prepayments of the Term Loans and any Incremental Term Loans secured on a pari passu basis with the Closing Date Term Loans, in each case, to the extent offered to all Lenders on a pro rata basis (with no requirement to be completed on a pro rata basis) F. the aggregate amount of voluntary prepayments of the Revolving Loans (including the Loans made under any Incremental Revolving Facility) to the extent accompanied by a permanent reduction in the Aggregate Revolving Loan Commitment and, in each case, to the extent made during the applicable ECF Period and, at the Borrower’s election, after the end of such Fiscal Year and prior to the date of the prepayment under Section 2.8(e) of the Credit Agreement for such ECF Period (but without duplication in any succeeding year), in each case, to the extent not funded with long-term Indebtedness (other than Revolving Loans) G. the aggregate amount of voluntary prepayments of any other Indebtedness secured on a pari passu basis with the Closing Date Term Loans (accompanied by a permanent commitment reduction in the case of revolving Indebtedness) to the extent made during such Excess Cash Flow period or, at the Borrower’s election, prior to the respective corresponding Excess Cash Flow prepayment date (without duplication in any succeeding year) H. Required prepayment amount (result of D minus E minus F minus G above)22 I. De minimis threshold: greater of (x) $1,925,000 and (y) 5% of Consolidated EBITDA for the most recently ended Test Period for such Fiscal Year J. Required prepayment amount (no prepayment is required unless H exceeds I, in which case the required prepayment is the amount of such excess) 22 No prepayment of Loans shall be required under Section 2.8(e) of the Credit Agreement unless the amount calculated pursuant to clause (H) above exceeds the greater of (x) $1,925,000 and (y) 5% of Consolidated EBITDA for the most recently ended Test Period for such Fiscal Year, and in such case, such amount shall be the amount in excess thereof. To the extent Excess Cash Flow is less than zero, such amount may be carried over and applied to reduce Excess Cash Flow for the immediately succeeding Fiscal Year on a dollar- for-dollar basis. Notwithstanding the foregoing, Excess Cash Flow shall exclude the Excluded Prepayment Amount (as defined in the Credit Agreement).

B-8 ANNEX B TO COMPLIANCE CERTIFICATE Financial Covenant [and Excess Cash Flow Calculations] IV. Working Capital Calculation Beg. of Period End of Period A. All assets of Ultimate Parent, each Holding Company, the Borrower and the Restricted Subsidiaries at such date that would, in conformity with GAAP, be classified as current assets on a consolidated balance sheet of such Persons at such date $ $ B. Less (to the extent included in current Assets): Cash $ $ Cash Equivalents $ $ Current portion of deferred tax assets $ $ C. Consolidated Current Assets (A minus B) $ $ D. All liabilities of Ultimate Parent, each Holding Company, the Borrower and the Restricted Subsidiaries at such date that would, in conformity with GAAP, be classified as current liabilities on a consolidated balance sheet of such Persons at such date $ $ E. Less (to the extent included in current liabilities): Revolving Loans $ $ Other revolving loans $ $ Current portion of Indebtedness (including but not limited to, for purposes of clarification, the Term Loans) then outstanding $ $ Current portion of deferred tax liabilities $ $ Unearned revenue $ $ Deferred or accrued interest $ $ Deferred management fees $ $ F. Consolidated Current Liabilities (D minus E) $ $

B-9 Working Capital (Consolidated Current Assets (C) minus Consolidated Current Liabilities (F)) $ $ G. Decrease (Increase) in working capital (beginning of period minus end of period working capital) $ For purposes of calculating Excess Cash Flow, increases or decreases in Working Capital shall exclude, without duplication, (a) the impact of any of the items adjusted for in the definition of “Consolidated EBITDA” in the Credit Agreement and (b) any changes in current assets or current liabilities as a result of (y) any reclassification in accordance with GAAP of assets or liabilities, as applicable, between current and noncurrent or (z) the effects of purchase accounting adjustments; provided that, to the extent Ultimate Parent, any other Holding Company, the Borrower or any Restricted Subsidiary consummates an Acquisition during such period, beginning of period Working Capital shall be recalculated on a Pro Forma Basis to include Working Capital acquired in such Acquisition.

D-1 ANNEX D TO COMPLIANCE CERTIFICATE Available Amount Calculation V. Available Amount Calculation Available Amount is calculated as follows: (x) An amount equal to, without duplication, the sum (but not less than zero) of: (i) the greater of $1,925,000 and 5% of Consolidated EBITDA as of the most recently ended Test Period; (ii) the aggregate amount of Excess Cash Flow (which amount shall not be less than zero) for all Fiscal Years of the Borrower completed after the Closing Date (commencing with the Fiscal Year ending December 31, 2027) and prior to the Available Amount Reference Date with respect to which a certification of Excess Cash Flow set forth on a Compliance Certificate has been delivered to Administrative Agent in an amount equal to (x) the applicable amount not required to be used to prepay the Loans pursuant to Section 2.8(e) of the Credit Agreement (calculated without giving effect to Section 2.8(h) of the Credit Agreement), minus, (y) without duplication, any voluntary prepayments or repayments of Loans or other Indebtedness that reduced the amount of the required prepayment pursuant to Section 2.8(e) of the Credit Agreement; provided that, for purposes of calculating the amount of Excess Cash Flow included in this clause (ii), Consolidated EBITDA shall be calculated without giving pro forma effect to any Acquired EBITDA for any portion of the applicable Fiscal Year occurring prior to the date on which the related Acquired Business was actually acquired by Ultimate Parent or any of its Restricted Subsidiaries; (iii) the aggregate amount of cash equity contributions made to the Borrower after the Closing Date and prior to the Available Amount Reference Date from proceeds received by Ultimate Parent from (A) cash equity contributions made to Ultimate Parent by Persons that are not a Holding Company, the Borrower, any other Credit Party or any other Subsidiary of Ultimate Parent or (B) Net Issuance Proceeds from the issuance of Equity Interests of Ultimate Parent, other than Disqualified Stock, to Persons that are not a Holding Company, the Borrower, any other Credit Party or any other Subsidiary of Ultimate Parent, in each case, to the extent such proceeds are received in cash by the Borrower and are Not Otherwise Applied; provided that this clause (iii) shall exclude (1) any proceeds in respect of Disqualified Stock, (2) any contribution or proceeds utilized in connection with a Specified Equity Contribution, (3) any contribution or proceeds included in the Available Equity Amount and (4) any proceeds, dividends, distributions, returns, repayments, transfers, intercompany advances or other amounts generated by, received from, attributable to, or otherwise funded with cash or assets of any Holding Company, the Borrower, any other Credit Party or any other Subsidiary of Ultimate

D-2 Parent, except, in the case of this clause (4), to the extent funded solely with proceeds described in clause (A) or (B) above; (iv) the aggregate amount of Net Proceeds received by the Borrower or any other Credit Party after the Closing Date and prior to the Available Amount Reference Date from any Asset Sale of, or other cash returns, dividends, interest, distributions, returns of principal, profits on sale, repayments, income and similar amounts actually received in cash or Cash Equivalents by the Borrower or any other Credit Party in respect of, any Investment made using the Available Amount pursuant to Section 6.4(l) of the Credit Agreement; provided that (1) such Net Proceeds and other amounts are not included or includable in Consolidated EBITDA, (2) such Net Proceeds are not required to be used to prepay the Obligations, (3) no amount shall be included pursuant to this clause (iv) in excess of the original amount of the Available Amount used for such Investment and (4) this clause (iv) shall include, without duplication, any such Net Proceeds and other amounts received in respect of minority investments originally made using the Available Amount; (v) the aggregate amount of Declined Proceeds retained by the Borrower after the Closing Date through and including the Available Amount Reference Date, to the extent not applied to repay or prepay any Indebtedness. Minus: (y) The aggregate amount of: (1) Investments made pursuant to Section 6.4(l) of the Credit Agreement, (2) Dividends made pursuant to Section 6.8(g) of the Credit Agreement and (3) Restricted Debt Payments made pursuant to Section 6.12(g) of the Credit Agreement, in each case, after the Closing Date and on or prior to the Available Amount Reference Date, without taking account of the intended usage of the Available Amount on such Available Amount Reference Date. (z) Available Amount (result of the sum of (x) minus the sum of (y) above))

EXHIBIT 5.13(g) PART A - GERMAN GUARANTOR ACCESSION CONDITIONS PRECEDENT The following conditions precedent must be satisfied (or waived by the Administrative Agent) prior to, or concurrently with, the accession of any German Guarantor to the Loan Documents: 1. Corporate and Constitutional Documents (a) an electronic copy of the up-to-date commercial register excerpt (elektronische Abruf aus dem Handelsregister), the articles of association (Gesellschaftsvertrag), a list of its shareholders (Gesellschafterliste) and any by-laws (Geschäftsordnungen), if applicable; (b) a resolution of its shareholder(s), and if applicable, a resolution of its supervisory board (Aufsichtsrat) and/or if applicable the advisory board (Beirat), in each case approving the transaction and the Loan Documents to which it is a party and resolving that it execute, deliver and perform the Loan Documents to which it is a party and appointing authorised signatories to execute the Loan Documents to which it is a party on its behalf; (c) specimen signatures for person(s) authorised in the resolutions referred to above (to the extent such person will execute a Loan Document); and (d) a certificate (signed by an authorised signatory) certifying that each copy document relating to it referred in paragraphs (a) and (b) above of this section is correct, complete and (to the extent executed) in full force and effect and has not been amended or superseded as at the date of the certificate; 2. Loan Documents and Security Documents (a) A duly executed joinder agreement or accession agreement pursuant to which the German Guarantor accedes to the Credit Agreement and the Guaranty and Security Agreement (or a separate guarantee agreement if required), in form and substance satisfactory to the Administrative Agent. (b) Duly executed German Security Documents, which shall include, to the extent applicable and as reasonably requested by the Administrative Agent: [(i) a German law share pledge agreement (Anteilsverpfändung) over the shares in any German Subsidiary owned by each German Guarantor (if any); (ii) an account pledge agreement (Kontoverpfändung) over any German bank accounts of each German Guarantor; (iii) a receivables assignment agreement (Globalzession) over each German Guarantor’s trade receivables and intercompany receivables; (iv) an IP assignment agreement (Sicherungsübereignung / Sicherungsabtretung) over each German Guarantor’s intellectual property rights]; and (v) any other customary security documents as may be reasonably requested by the Administrative Agent. (c) Evidence of notification to account banks (with acknowledgment where obtainable) of the account pledges granted pursuant to the German Security Documents. (d) Security over any other material assets of such German Guarantor over which security can be granted under applicable law. 3. Legal Opinions (a) a written opinion of counsel as to the German Credit Parties’ capacity to enter into the Loan Documents to which they are parties, in form and substance reasonably satisfactory to Administrative Agent;

2 (b) a written opinion of Paul Hastings (Europe) LLP in respect of the enforceability of the Loan Documents governed by German law, in form and substance reasonably satisfactory to Administrative Agent. 4. KYC and Anti-Money Laundering Requirements Such documentation and information as may be reasonably requested by the Administrative Agent to comply with applicable “know your customer” (Geldwäschegesetz) and anti-money laundering requirements, including: (i) identification documents for the German Guarantor; (ii) identification documents for the ultimate beneficial owners (wirtschaftlich Berechtigte) holding 25% or more (directly or indirectly) of the German Guarantor; (iii) identification documents for the managing directors and authorized signatories; (iv) a transparency register excerpt (Transparenzregisterauszug); and (v) completed KYC questionnaires in the form required by the Administrative Agent.

3 PART B - SWISS GUARANTOR ACCESSION CONDITIONS PRECEDENT The following conditions precedent must be satisfied (or waived by the Administrative Agent) prior to, or concurrently with, the accession of any Swiss Guarantor to the Loan Documents: 1. Corporate and Constitutional Documents (a) an electronic copy of the up-to-date commercial register excerpt, the articles of association, and any by-laws (if applicable) of a Swiss Guarantor; (b) a resolution of its board of directors, approving the transaction and the Loan Documents to which it is a party, resolving that it execute, deliver and perform the Loan Documents to which it is a party and appointing authorised signatories to execute the Loan Documents to which it is a party on its behalf; (c) to the extent required under local law, a resolution of its shareholder(s), approving the transaction and the Loan Documents to which it is a party, resolving that it execute, deliver and perform the Loan Documents to which it is a party and appointing authorised signatories to execute the Loan Documents to which it is a party on its behalf; (d) specimen signatures for person(s) authorised in the resolutions referred to above (to the extent such person will execute a Loan Document); and (e) a certificate (signed by an authorised signatory) certifying that each copy document relating to it referred in paragraphs (a) and (b) above of this section is correct, complete and (to the extent executed) in full force and effect and has not been amended or superseded as at the date of the certificate; 2. Loan Documents and Security Documents (a) A duly executed joinder agreement or accession agreement pursuant to which the Swiss Guarantor accedes to the Credit Agreement and the Guaranty and Security Agreement (or a separate guarantee agreement if required), in form and substance satisfactory to the Administrative Agent. (b) Duly executed Swiss Security Documents, which shall include, to the extent applicable and as reasonably requested by the Administrative Agent: [(i) a Swiss law share pledge agreement over the shares in any Swiss Subsidiary owned by each Swiss Guarantor (if any); (ii) an account pledge agreement over any Swiss bank accounts of each Swiss Guarantor; (iii) a receivables assignment agreement over each Swiss Guarantor’s intercompany receivables and intercompany receivables; (iv) an IP assignment agreement over each Swiss Guarantor’s intellectual property rights]; and (v) any other customary security documents as may be reasonably requested by the Administrative Agent. (c) Evidence of notification to account banks (with acknowledgment where obtainable) of the account pledges granted pursuant to the Swiss Security Documents. (d) Security over any other material assets of such Swiss Guarantor over which security can be granted under applicable law. 3. Legal Opinions (d) a written opinion of counsel as to the Swiss Credit Parties’ capacity to enter into the Loan Documents to which they are parties, in form and substance reasonably satisfactory to Administrative Agent;

4 (e) a written opinion of counsel in respect of the enforceability of the Loan Documents governed by Swiss law, in form and substance reasonably satisfactory to Administrative Agent. 4. KYC and Anti-Money Laundering Requirements Such documentation and information in relation to each Swiss Guarantor as may be reasonably requested by the Administrative Agent to comply with applicable “know your customer” and anti-money laundering requirements.

5 EXHIBIT 6.4(b) TO CREDIT AGREEMENT [FORM OF] INTERCOMPANY NOTE Global Intercompany Note Date: [] FOR VALUE RECEIVED, each of the undersigned (and its successors), to the extent a borrower from time to time with respect to any loan (a “Loan”) from any other entity listed on the signature page hereto (each, in such capacity, a “Payor”), hereby promises to pay on demand to such other entity listed below (each, in such capacity, a “Payee”) or its registered assigns, in immediately available funds in the currencies as shall be agreed from time to time between such Payor and Payee at such location as the applicable Payee shall from time to time designate, the unpaid principal amount of all Loans made by such Payee to such Payor. Each Payor promises also to pay interest, if any, on the unpaid principal amount of all such loans in like money at said location from the date of such loans and advances until paid at such rate per annum as shall be agreed upon from time to time by such Payor and such Payee. This global intercompany note (“Note”) is an Intercompany Note referred to in the Credit Agreement, dated as of October 19, 2026 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among AlTi Global Holdings, LLC, a Delaware limited liability company, as the Borrower, AlTi Global, Inc., a Delaware corporation, as Ultimate Parent, AlTi Global Capital, LLC, a Delaware limited liability company, as Holdings, the other Holding Companies and the other Guarantors party thereto from time to time, Diameter Finance Administration LLC, as Administrative Agent and each lender from time to time party thereto. Capitalized terms used in this Note and not otherwise defined herein have the meanings specified in the Credit Agreement. This Note (a) evidences an Investment of the type described in Section 6.4(b)(i), (ii) and (iii) of the Credit Agreement in each case where, and to the extent that, both (i) the Payor is (a) a Credit Party or (b) a Restricted Subsidiary of the Borrower that is not a Credit Party and the Investment meets the qualifications of Section 6.4(b)(iii) and (ii) the Payee is a Credit Party (where clauses (i) and (ii) are satisfied, any such Payor and Payee with respect to any such indebtedness, an “Applicable Payor” or “Applicable Payee”, as relevant) and (b) is subject to the terms of the Credit Agreement. This Note shall be pledged by each Payee that is a Borrower or Guarantor pursuant to the Guaranty and Security Agreement, dated as of October 19, 2026, (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Guaranty and Security Agreement”), among the Borrower, Holdings, the other Guarantors party thereto from time to time and the Administrative Agent to the extent required pursuant to the terms thereof and of the Credit Agreement. Each Payee hereby acknowledges and agrees that the Administrative Agent may exercise all rights provided in the Credit Agreement and the Guaranty and Security Agreement, as applicable, with respect to this Note. Each Payee is hereby authorized (but not required) to record all loans made by it to any Payor (all of which shall be evidenced by this Note), and all repayments or prepayments thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

6 Anything in this Note to the contrary notwithstanding, the indebtedness evidenced by this Note owed by any Payor that is a Credit Party to any Payee that is not a Credit Party (any such Payor and Payee with respect to any such indebtedness, an “Affected Payor” or “Affected Payee”, as relevant) shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Obligations of such Affected Payor, including, without limitation, where applicable, under such Affected Payor’s guarantee of the Obligations (the Obligations and the foregoing obligations (including any obligations in connection with any renewal, refunding, restructuring or refinancing thereof), including interest thereon, if any, accruing after the commencement of any proceedings referred to in clause (i) below, whether or not such interest is an allowed or allowable claim in such proceeding, being hereinafter collectively referred to as “Senior Indebtedness”): (i) In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to any Affected Payor or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of such Affected Payor, whether or not involving insolvency or bankruptcy, then (x) the holders of Senior Indebtedness shall be paid in full in respect of all amounts constituting Senior Indebtedness (other than contingent indemnification obligations as to which no claim has been asserted) before any Affected Payee is entitled to receive (whether directly or indirectly), or make any demands for, any payment on account of this Note and (y) until the holders of Senior Indebtedness are paid in full in respect of all amounts constituting Senior Indebtedness (other than contingent indemnification obligations as to which no claim has been asserted), any payment or distribution to which such Affected Payee would otherwise be entitled (other than (A) equity securities or (B) debt securities of such Affected Payor that are subordinated, to at least the same extent as this Note, to the payment of all Senior Indebtedness then outstanding (such securities being hereinafter referred to as “Restructured Debt Securities”)) in respect of this Note shall be made to the holders of Senior Indebtedness; (ii) (x) if any Event of Default under the Credit Agreement occurs and is continuing with respect to any Senior Indebtedness and (y) the Administrative Agent delivers prior written notice to the Borrower instructing the Borrower that the Administrative Agent is thereby exercising its rights pursuant to this clause (ii) (provided that no such notice shall be required to be given in the case of any Event of Default arising under Section 8.1(g) of the Credit Agreement), then no payment or distribution of any kind or character shall be made by or on behalf of the Affected Payor or any other Person on its behalf with respect to this Note; and (iii) if any payment or distribution of any character, whether in cash, securities or other property, in respect of this Note shall (despite these subordination provisions) be received by any Payee in violation of clause (i) or (ii) before all Senior Indebtedness shall have been paid in full (other than contingent indemnification obligations as to which no claim has been asserted), such payment or distribution shall be held for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (or their representatives), ratably according to the respective aggregate amounts remaining unpaid thereon, to the extent necessary to pay all Senior Indebtedness in full in cash. Upon the cure of items referred to in clauses (i), (ii) and (iii) above, all such payments or distributions that are prohibited or modified by such items shall be automatically permitted to be made as if such items had no effect. To the fullest extent permitted by law, no present or future holder of Senior Indebtedness shall be prejudiced in its right to enforce the subordination of this Note by any act or failure to act on the part of any Affected Payor or by any act or failure to act on the part of such holder or any trustee or agent

7 for such holder. Each Affected Payee and each Affected Payor hereby agree that the subordination of this Note is for the benefit of the Administrative Agent and the Lenders (collectively, the “Senior Facility Creditors”), and the Senior Facility Creditors are obligees under this Note to the same extent as if their names were written herein as such and any of the Administrative Agent, on behalf of itself or the other Senior Facility Creditors, as applicable, proceed to enforce the subordination provisions herein to the extent applicable. Notwithstanding anything to the contrary contained herein, the right to enforce the subordination of this Note may only be enforced by the Administrative Agent on behalf of the holder of any Senior Indebtedness. Nothing contained in the subordination provisions set forth above is intended to or will impair, as between each Payor and each Payee, the obligations of such Payor, which are absolute and unconditional, to pay to such Payee the principal of and interest, if any, on this Note as and when due and payable in accordance with its terms, or is intended to or will affect the relative rights of such Payee and other creditors of such Payor other than the holders of Senior Indebtedness. For the avoidance of doubt, this Note as between each Payor and each Payee contains additional terms to any intercompany loan agreement between them and this Note does not in any way replace such intercompany loans between them nor does this Note in any way change the principal amount of any intercompany loans between them. Each Payor hereby waives (to the extent permitted by applicable law) presentment, demand, protest or notice of any kind in connection with this Note. Except to the extent of any Taxes required by law to be withheld, all payments under this Note shall be made without offset, counterclaim or deduction of any kind. This Note shall be binding upon each Payor and its successors and permitted assigns, and the terms and provisions of this Note shall inure to the benefit of each Payee and its successors and permitted assigns, including subsequent holders hereof. From time to time after the date hereof, additional Subsidiaries of Ultimate Parent may become parties hereto (as Payor and/or Payee, as the case may be) by executing a counterpart signature page to this Note (each additional subsidiary, an “Additional Party”). Upon delivery of such counterpart signature page to the Payees, notice of which is hereby waived by the other Payors and Payees, each Additional Party shall be a Payor and/or a Payee, as the case may be, and shall be as fully a party hereto as if such Additional Party were an original signatory hereof. Each Payor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Payor or Payee hereunder. This Note shall be fully effective as to any Payor or Payee that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Payor or Payee hereunder. Indebtedness governed by this Note shall be maintained in “registered form” within the meaning of Section 163(f) of the Internal Revenue Code of 1986, as amended. The Payor or its designee (which shall, at the Administrative Agent’s request, be the Administrative Agent, acting solely for these purposes as a nonfiduciary agent of the Payor) shall record the transfer of the right to payments of principal and interest on the indebtedness governed by this Note to any holder (including a holder of the Senior Indebtedness in a register (the “Register”), and no such transfer shall be effective until entered in the Register. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. [Signature Pages Follow]

8

[ ], as Payor By: Name: Title: [ ], as Payee By: Name: Title:

EXHIBIT 11.1(g)–1 TO CREDIT AGREEMENT FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is made to the Credit Agreement, dated as of October 19, 2026 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among AlTi Global Holdings, LLC, a Delaware limited liability company, as the Borrower (the “Borrower”), AlTi Global, Inc., a Delaware corporation, as Ultimate Parent, AlTi Global Capital, LLC, a Delaware limited liability company, as Holdings, the other Holding Companies party thereto, the Lenders from time to time party thereto and Diameter Finance Administration LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Pursuant to the provisions of Section 11.1 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loans (as well as any Notes evidencing such Loans) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code and (v) no payments under any Loan Document are effectively connected with the undersigned’s conduct of a U.S. trade or business. The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any respect, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing and deliver promptly to the Borrower and the Administrative Agent an updated certificate or other appropriate documentation (including any new documentation reasonably requested by the Borrower or the Administrative Agent) or promptly notify the Borrower and the Administrative Agent in writing of its legal ineligibility to do so, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding each such payment. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: ,20[ ]

EXHIBIT 11.1(g)–2 TO CREDIT AGREEMENT FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is made to the Credit Agreement, dated as of October 19, 2026 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among AlTi Global Holdings, LLC, a Delaware limited liability company, as the Borrower (the “Borrower”), AlTi Global, Inc., a Delaware corporation, as Ultimate Parent, AlTi Global Capital, LLC, a Delaware limited liability company, as Holdings, the other Holding Companies party thereto, the Lenders from time to time party thereto and Diameter Finance Administration LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Pursuant to the provisions of Section 11.1 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code and (v) no payments under any Loan Document are effectively connected with the undersigned’s conduct of a U.S. trade or business. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any respect, the undersigned shall promptly so inform such Lender in writing and deliver promptly to such Lender an updated certificate or other appropriate documentation (including any new documentation reasonably requested by such Lender) or promptly notify such Lender in writing of its legal ineligibility to do so, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding each such payment. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ,20[ ]

EXHIBIT 11.1(g)–3 TO CREDIT AGREEMENT FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is made to the Credit Agreement, dated as of October 19, 2026 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among AlTi Global Holdings, LLC, a Delaware limited liability company, as the Borrower (the “Borrower”), AlTi Global, Inc., a Delaware corporation, as Ultimate Parent, AlTi Global Capital, LLC, a Delaware limited liability company, as Holdings, the other Holding Companies party thereto, the Lenders from time to time party thereto and Diameter Finance Administration LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Pursuant to the provisions of Section 11.1 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) neither the undersigned nor any of its direct or indirect partners/members claiming the portfolio interest exemption on behalf of itself or any of its beneficial owners is a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members claiming the portfolio interest exemption on its own behalf is a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, (v) none of its direct or indirect partners/members claiming the portfolio interest exemption on its own behalf is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code and (vi) no payments under any Loan Document are effectively connected with the conduct of a U.S. trade or business by the undersigned or any of its direct or indirect partners/members claiming the portfolio interest exemption on behalf of itself or any of its beneficial owners. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its direct or indirect partners/members that is claiming the portfolio interest exemption on behalf of itself or any of its beneficial owners: an IRS Form W-8BEN, IRS Form W- 8BEN-E or IRS Form W-8IMY, together with any supporting documentation, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any respect, the undersigned shall promptly so inform such Lender in writing and deliver promptly to such Lender an updated certificate or other appropriate documentation (including any new documentation reasonably requested by such Lender) or promptly notify such Lender in writing of its legal ineligibility to do so, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding each such payment. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name:

2 Title: Date: ,20[ ]

EXHIBIT 11.1(g)–4 TO CREDIT AGREEMENT FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is made to the Credit Agreement, dated as of October 19, 2026 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among AlTi Global Holdings, LLC, a Delaware limited liability company, as the Borrower (the “Borrower”), AlTi Global, Inc., a Delaware corporation, as Ultimate Parent, AlTi Global Capital, LLC, a Delaware limited liability company, as Holdings, the other Holding Companies party thereto, the Lenders from time to time party thereto and Diameter Finance Administration LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Pursuant to the provisions of Section 11.1 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loans (as well as any Notes evidencing such Loans) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loans (as well as any Notes evidencing such Loans), (iii) neither the undersigned nor any of its direct or indirect partners/members claiming the portfolio interest exemption on behalf of itself or any of its beneficial owners is a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members claiming the portfolio interest exemption on its own behalf is a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, (v) none of its direct or indirect partners/members claiming the portfolio interest exemption on its own behalf is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code and (vi) no payments under any Loan Document are effectively connected with the conduct of a U.S. trade or business by the undersigned or any of its direct or indirect partners/members claiming the portfolio interest exemption on behalf of itself or any of its beneficial owners. The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its direct or indirect partners/members that is claiming the portfolio interest exemption on behalf of itself or any of its beneficial owners: an IRS Form W-8BEN, IRS Form W-8BEN-E or IRS Form W-8IMY, together with any supporting documentation, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any respect, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing and deliver promptly to the Borrower and the Administrative Agent an updated certificate or other appropriate documentation (including any new documentation reasonably requested by the Borrower or the Administrative Agent) or promptly notify the Borrower and the Administrative Agent in writing of its legal ineligibility to do so, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding each such payment. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER] By: Name: Title: Date: ,20[ ]